As filed with the Securities and Exchange Commission on February 26, 2014

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $0.01 Par Value Per Share	50,000 Shares	$14.81(2)	$740,500(2)	$95.38
MuniFund Term Preferred Shares, 2.00% Series 2015	10 Shares	$10.00	$100	$0.01

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per share of common shares on February 20, 2014.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ) NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) AND

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ, NUJ PRC) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[                    ], 2014

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement/Prospectus?

A.	You are receiving the Joint Proxy Statement/Prospectus in connection with the special shareholder meetings of the Funds, at which a proposal regarding the reorganization of your Fund will be considered.

Q.	What actions has each Fund’s board of trustees or board of directors, as applicable (each, a “Board” or the “Board”), approved?

A.	The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each of the Funds, have approved a series of mergers of single-state municipal closed-end funds, including the reorganization of each of: (i) Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“Investment Quality”); (ii) Nuveen New Jersey Premium Income Municipal Fund, Inc. (“Premium Income”); and (iii) Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and collectively with Investment Quality and Premium Income, the “Target Funds” or each individually, a “Target Fund”) into Nuveen New Jersey Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”) (each, a “Reorganization” and collectively, the “Reorganizations”).

Q.	Why has each Fund’s Board recommended this proposal?

A.

Each Fund’s Board has determined that its respective Reorganization(s) would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and the Target Funds have similar investment objectives, policies and risks and substantially similar portfolio compositions and are managed by the same portfolio manager. In light of these similarities, the proposed Reorganizations are intended to reduce fund redundancies and create a single, larger state fund that may benefit from anticipated operating efficiencies and economies of scale. The proposed Reorganizations also are intended to result in lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations), due to economies of scale resulting from the larger size of the combined fund, and to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. Although the anticipated total annual operating expenses per common share of the combined fund (including the costs of leverage) are expected to be higher for shareholders of Investment Quality and the same for shareholders of Premium Income (in each case, as shareholders of the combined fund following the Reorganizations), the Funds’ investment adviser believes that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

Q.	What are the potential benefits of the Reorganizations to common shareholders?

A.	The investment adviser to the Funds and/or each Fund’s Board believe that the proposed Reorganizations are expected to offer the following potential benefits to common shareholders of the Funds:

—

Lower total annual fees and expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) as the combined fund’s size results in a lower effective management fee rate based on managed assets from the availability of lower breakpoints in the applicable fee schedule and allows greater economies of scale as fixed operating expenses can be spread over a larger asset base. As stated above, the anticipated total annual operating expenses per common share of the combined fund (including the costs of leverage) are expected to be higher for shareholders of Investment Quality and the same for shareholders of Premium Income (in each case, as shareholders of the combined fund following the Reorganizations) due to differences in the costs and types of leverage currently employed by each Fund.

—

Improved secondary market trading for common shares as the combined fund’s greater share volume is expected to result in increased market liquidity, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements. The potential for higher common share net earnings from increased operating economies of scale may increase investor interest in the combined fund, and, in turn, may result in increased market liquidity.

—

Increased flexibility in managing the structure and costs of leverage over time, for example, by enabling the larger combined fund to simultaneously employ, or modify allocations between, fixed rate and floating rate issues as issues mature and/or as the investment adviser’s market outlook changes. In contrast, a smaller stand-alone fund would likely be limited to employing one type of leverage and to smaller issues.

Q.	How will preferred shareholders be affected by the Reorganizations?

A.

The Acquiring Fund has one series of Variable Rate Demand Preferred Shares (“VRDP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus, and these shares will remain outstanding following the Reorganizations. Each Target Fund has one series of either VRDP Shares or MuniFund Term Preferred Shares (“MTP Shares”) outstanding as of the date of the enclosed Joint Proxy Statement/Prospectus. Upon the closing of the Reorganizations, holders of preferred shares of each Target Fund will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially identical terms, as of the closing of the Reorganizations, as the preferred shares of the Target Fund exchanged therefor. Although the Acquiring Fund preferred shares to be issued to each Target Fund will consist of a separate series, each such series will rank on a parity with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Following the Reorganizations, holders of preferred shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations.

Q.	Will the Reorganizations impact Fund distributions to common shareholders?

A.	The Reorganizations are not expected to adversely impact distributions to common shareholders and are expected to result in the same or higher distribution rates for common shareholders of each Fund (as common shareholders of the combined fund following the Reorganizations), with the higher distribution rates, if any, due to the potential increase in earnings from lower fees and operating expenses per common share (excluding the costs of leverage).

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	Yes. The Funds have similar investment objectives, policies and risks and are managed by the same portfolio manager. While there are certain immaterial wording differences among the Funds’ investment objectives, each Fund emphasizes: (i) investment in tax-exempt municipal securities providing current income exempt from regular federal and New Jersey income taxes; and (ii) the enhancement of portfolio value relative to the municipal bond market through investment in municipal securities that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal markets or municipal market sectors that are undervalued. Each Fund also emphasizes investments in investment grade municipal securities. Each Fund is a closed-end management investment company that, with respect to the Acquiring Fund, Investment Quality and Premium Income, is diversified, and with respect to Dividend Advantage 2, is non-diversified. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floating rate securities.

Q.	What proposals will shareholders of the Funds be asked to vote on in connection with the proposed Reorganizations?

A.	Shareholders of each Target Fund will be asked to vote on an Agreement and Plan of Reorganization, with common shareholders and preferred shareholders voting together as a single class and preferred shareholders also voting separately. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganizations, with common shareholders and preferred shareholders voting together as a single class and common shareholders also voting separately. In addition, preferred shareholders of the Acquiring Fund will be asked to vote on the Agreement and Plan of Reorganization.

Q.	Will shareholders of the Target Funds receive new shares in exchange for their current shares?

A.

Yes. Upon the closing of the Reorganizations, Target Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of each Target Fund will receive newly issued common shares of the Acquiring Fund, with cash being distributed in lieu of fractional common shares. The aggregate net asset value of the Acquiring Fund common shares received by Target Fund shareholders (including, for this purpose, fractional Acquiring

Fund common shares to which shareholders would be entitled) will be equal to the aggregate net asset value of the common shares of such Target Fund held as of the close of trading on the business day immediately prior to the closing of the Reorganizations. Fractional shares will be aggregated and sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Target Fund will receive, on a one-for-one basis, newly issued preferred shares of the Acquiring Fund having substantially identical terms, as of the closing of the Reorganizations, as the preferred shares of the Target Fund exchanged therefor.

Current shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund following the Reorganizations. Following the Reorganizations, common shareholders of the Funds will hold a smaller percentage of the outstanding common shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations.

Q.	Do the Reorganizations constitute a taxable event for the Target Funds’ shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares (as described above). Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that portfolio securities of a Target Fund are sold in connection with a Reorganization, such Target Fund may realize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by such Target Fund. However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than 5% of the assets of each Target Fund).

Q.	What will happen if the required shareholder approvals in connection with the Reorganizations are not obtained?

A.	The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that your Fund’s Reorganization(s) will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganizations?

A.	Yes. Common shareholders will indirectly bear the costs of the Reorganizations. Preferred shareholders will not bear any costs of the Reorganizations. The total costs of the

Reorganizations are estimated to be $1,245,000 and will be reflected in each Fund’s net asset value prior to the closing of the Reorganizations. Whether or not the Reorganizations are consummated, the estimated allocation of the costs among the Funds is as follows: $450,000 (0.43%) for the Acquiring Fund, $330,000 (0.10%) for Investment Quality, $60,000 (0.03%) for Premium Income and $405,000 (0.57%) for Dividend Advantage 2 (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2013). The allocation of the estimated costs of the Reorganizations is based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings (excluding the costs of leverage) and distribution increases, if any, to each Fund during the first year following the Reorganizations. The Reorganizations are expected to result in cost savings (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) and the potential for increased distributions over time for the common shareholders of each Fund in their capacity as common shareholders of the combined fund following the Reorganizations. Distribution increases, if any, would be realized following the recoupment of the expenses of the Reorganizations.

A shareholder’s broker, dealer or other financial intermediary (each, a “Financial Intermediary”) may impose its own shareholder account fees for processing corporate actions which could be applicable as a result of the Reorganizations. These shareholder account fees, if applicable, are not paid or otherwise remitted to the Funds or the Funds’ investment adviser. The imposition of such fees are based solely on the terms of a shareholder’s account agreement with his, her or its Financial Intermediary and/or is in the discretion of the Financial Intermediary. Questions concerning any such shareholder account fees or other similar fees should be directed to a shareholder’s Financial Intermediary.

Q.	What is the timetable for the Reorganizations?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about July 14, 2014 or as soon as practicable thereafter.

Q.	How does each Fund’s Board recommend that I vote on the Reorganizations?

A.	After careful consideration, each Fund’s Board has determined that the Reorganizations are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal(s).

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (800) [ ]-[ ] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[                    ], 2014

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ) NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) AND NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ, NUJ PRC) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2014

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of Nuveen New Jersey Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“Premium Income”) and Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and collectively with Investment Quality and Premium Income, the “Target Funds” or each individually, a “Target Fund”) will be held in the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, June 6, 2014, at 2:00 p.m., Central time, for the following purposes:

1.	Agreement and Plan of Reorganization. The shareholders of each Fund voting as set forth below, for an Agreement and Plan of Reorganization pursuant to which each Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	For each Target Fund, the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

(b)	For the Acquiring Fund and each Target Fund, the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

2.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For the Acquiring Fund:

(a)	The common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	The common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

3.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on April 7, 2014 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [                    ], 2014

NUVEEN FUNDS 333 WEST WACKER DRIVE CHICAGO, ILLINOIS 60606 (800) 257-8787

JOINT PROXY STATEMENT/PROSPECTUS

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ) NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) AND

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ, NUJ PRC) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[                    ], 2014

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of Nuveen New Jersey Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“Investment Quality”) and Nuveen New Jersey Premium Income Municipal Fund, Inc. (“Premium Income”), and the common shareholders and preferred shareholders of Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and collectively with Investment Quality and Premium Income, the “Target Funds” or each individually, a “Target Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” or the “Board” and each Trustee or Director, a “Board Member”), for use at the Special Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, June 6, 2014, at 2:00 p.m., Central time, and at any and all adjournments or postponements thereof (each, a “Special Meeting” and collectively, the “Special Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. Each of Dividend Advantage and Dividend Advantage 2 is organized as a Massachusetts business trust. Each of Investment Quality and Premium Income is organized as a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [                    ], 2014. Shareholders of record of the Funds as of the close of business on April 7, 2014 are entitled to notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Special Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Special Meetings is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by shareholders.

The following table indicates the proposals of each Fund for which the votes of common shareholders of each Fund and preferred shareholders of Dividend Advantage 2 are being solicited pursuant to this Joint Proxy Statement/Prospectus and which shareholders are solicited to vote with respect to each matter.

Matter		Common Shares	Preferred Shares
For Shareholders of Dividend Advantage,

1(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization,	—	X*

2(a)	the common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization,	X	X*

2(b)	the common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.	X	—

For Shareholders of Investment Quality,

1(a)	the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization,	X	X*

1(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.	—	X*

For Shareholders of Premium Income,

1(a)	the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization,	X	X*

1(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.	—	X*

For Shareholders of Dividend Advantage 2,

1(a)	the common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization,	X	X

Matter		Common Shares	Preferred Shares
1(b)	the preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.	—	X

*	Each of Dividend Advantage, Investment Quality and Premium Income is separately soliciting holders of its Variable Rate Demand Preferred Shares (“VRDP Shares”) through a separate proxy statement and not through this Joint Proxy Statement/Prospectus on each of the foregoing proposals that require preferred shareholders to vote together with common shareholders as a single class or preferred shareholders to vote separately.

A quorum of shareholders is required to take action at each Special Meeting. A majority of the shares entitled to vote at each Special Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Special Meeting. Votes cast by proxy or in person at each Special Meeting will be tabulated by the inspectors of election appointed for that Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Those persons who were shareholders of record at the close of business on April 7, 2014 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of April 7, 2014, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)		MTP Shares(1)		VRDP Shares(1)
Acquiring Fund (NXJ)	[	]	—		450
Investment Quality (NQJ)	[	]	—		1,443
Premium Income (NNJ)	[	]	—		886
Dividend Advantage 2 (NUJ)	[	]	[3,505,000	]	—

(1)	The common shares of the Acquiring Fund and Dividend Advantage 2 are listed on the NYSE MKT (formerly NYSE Amex), and the common shares of Investment Quality and Premium Income are listed on the New York Stock Exchange (“NYSE”). Dividend Advantage 2 has one series of MuniFund Term Preferred Shares (“MTP Shares”) issued and outstanding, and such series is listed on the NYSE under the ticker symbol NUJ PrC. The VRDP Shares of the Acquiring Fund, Investment Quality and Premium Income are not listed on any exchange. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE MKT. The MTP Shares of the Acquiring Fund will be listed on the NYSE.

The proposed reorganizations seek to combine four funds that have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds. The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or MTP Shares, with a par value of $0.01 per share and a liquidation preference of $10 per share, of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and collectively, the “Reorganizations”). The aggregate net asset value of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time (as defined in the Agreement and Plan of Reorganization). Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VRDP Shares or MTP Shares, as applicable, having substantially identical terms as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

With respect to each Reorganization, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of the Target Fund’s outstanding common shares and preferred shares, voting together as a single class, and by the affirmative vote of a majority of the Target Fund’s outstanding preferred shares, also voting separately. Common and preferred shareholders of the Acquiring Fund, voting together as a single class, and common shareholders, also voting separately, are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. In addition, the Reorganizations are required to be approved by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to the outstanding VRDP Shares. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares and MTP Shares, 2.00% Series 2015 of the Acquiring Fund only. Shareholders should read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganizations, dated [ ], 2014 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended April 30, 2013;

(iii)	the audited financial statements and related independent registered public accounting firm’s report for each Target Fund and the financial highlights for each Target Fund contained in the Fund’s Annual Report for the fiscal year ended April 30, 2013;

(iv)	the unaudited financial statements for the Acquiring Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended October 31, 2013; and

(v)	the unaudited financial statements for each Target Fund contained in the Fund’s Semi-Annual Report for the fiscal period ended October 31, 2013.

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “New Jersey Reorganization SAI.” In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement on Form N-14 relating to the common shares and MTP Shares of the Acquiring Fund of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and

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copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

The common shares of the Acquiring Fund and Dividend Advantage 2 are listed on the NYSE MKT, and the common shares of Investment Quality and Premium Income are listed on the NYSE. The MTP Shares of Dividend Advantage 2 are listed on the NYSE. The VRDP Shares of the Acquiring Fund, Investment Quality and Premium Income are not listed on any exchange. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be (and the MTP Shares of the Acquiring Fund will be) listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE and NYSE MKT, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund common shares in each Reorganization and the issuance of Acquiring Fund MTP Shares in the Reorganization of Dividend Advantage 2. In this connection, no person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

JOINT PROXY STATEMENT/PROSPECTUS

[                    ], 2014

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)

NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)

AND

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ, NUJ PRC)

TABLE OF CONTENTS

PROPOSAL NO. 1—REORGANIZATION OF each TARGET FUND INTO THE ACQUIRING FUND (COMMON SHAREHOLDERS OF EACH TARGET FUND AND PREFERRED SHAREHOLDERS OF DIVIDEND ADVANTAGE 2)	1

A. SYNOPSIS	1
Background and Reasons for the Reorganizations	1
Material Federal Income Tax Consequences of the Reorganizations	2
Comparison of the Acquiring Fund and each Target Fund	2
Comparative Risk Information	12
Comparative Expense Information	13
Comparative Performance Information	14

B. RISK FACTORS	14
General Risks of Investing in the Funds	15
Risks of Investing in MTP Shares	29

C. INFORMATION ABOUT THE REORGANIZATIONS	31
General	31
Terms of the Reorganizations	32
Reasons for the Reorganizations	35
Capitalization	37
Expenses Associated with the Reorganizations	38
Dissenting Shareholders’ Rights of Appraisal	39
Material Federal Income Tax Consequences of the Reorganizations	39
Votes Required	42
Description of Common Shares to be Issued by the Acquiring Fund; Comparison to Target Funds	43
Description of VRDP Shares to be Issued by the Acquiring Fund	47
Description of MTP Shares to Be Issued by the Acquiring Fund	49
Comparison of Massachusetts Business Trusts and Minnesota Corporations	67

D. ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES	71
Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds	71
Portfolio Investments	75

PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (COMMON SHAREHOLDERS OF THE ACQUIRING FUND)	82

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	84
Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws	84
Repurchase of Common Shares; Conversion to Open-End Fund	85
Description of Outstanding Acquiring Fund VRDP Shares	86

TABLE OF CONTENTS

(continued)

PROPOSAL NO. 1—REORGANIZATION OF EACH TARGET FUND INTO THE ACQUIRING FUND (COMMON SHAREHOLDERS OF EACH TARGET FUND AND PREFERRED SHAREHOLDERS OF DIVIDEND ADVANTAGE 2)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganizations and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each of the Funds, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to rationalize the product offerings of Nuveen funds and eliminate overlapping products. The Acquiring Fund and each Target Fund have similar investment objectives, policies and risks, substantially similar portfolio compositions and are managed by the same portfolio manager. The proposed Reorganizations are intended to result in a lower effective management fee rate based on managed assets from the availability of lower breakpoints in the applicable fee schedule and lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund. The proposed Reorganizations also are intended to enhance the secondary trading market for common shares of the Acquiring Fund as a result of the greater share volume of the combined fund. As a result of differences in the cost of leverage, the projected total expenses (including leverage) of the combined fund as of the date presented in the Comparative Fee Table in this Joint Proxy Statement/Prospectus were higher than the total expenses (including leverage) for Investment Quality, the same as the total expenses (including leverage) for Premium Income and lower than total expenses (including leverage) for the Acquiring Fund and Dividend Advantage 2. However, the Funds’ investment adviser believes that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to the outstanding VRDP Shares. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “Proposal No. 1—Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). In addition, each of Sidley Austin LLP (with respect to the VRDP Shares) and K&L Gates LLP (with respect to the MTP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in connection with the Reorganizations by holders of the preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes. Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that shareholders of a Target Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized by common shareholders of a Target Fund with respect to any cash received in lieu of fractional Acquiring Fund common shares being distributed. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to a Target Fund’s shareholders for federal income tax purposes. In addition, to the extent that a Target Fund’s portfolio securities are sold in connection with a Reorganization, such Target Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed by the Target Fund. However, since each Target Fund’s current portfolio composition is substantially similar to that of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to be less than 5% of the assets of each Target Fund).

Comparison of the Acquiring Fund and each Target Fund

General.    Each Fund is a closed-end management investment company that, with respect to the Acquiring Fund, Investment Quality and Premium Income, is diversified, and with respect to Dividend Advantage 2, is non-diversified. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	June 1, 1999	Massachusetts	business trust
Investment Quality	December 20, 1990	Minnesota	corporation
Premium Income	August 19, 1992	Minnesota	corporation
Dividend Advantage 2	April 19, 2001	Massachusetts	business trust

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Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)		Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	[	]	$0.01	None	None	NYSE MKT
Investment Quality	200,000,000	[	]	$0.01	None	None	NYSE
Premium Income	200,000,000	[	]	$0.01	None	None	NYSE
Dividend Advantage 2	Unlimited	[	]	$0.01	None	None	NYSE MKT

(1)	As of April 7, 2014.

Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE MKT.

The Acquiring Fund currently has outstanding 450 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (the “Outstanding VRDP Shares”), which will remain outstanding following the completion of the Reorganizations. Investment Quality and Premium Income currently have outstanding 1,443 and 886 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, respectively. Dividend Advantage 2 currently has outstanding 3,505,000 2.00% Series 2015 MTP Shares, with a par value of $0.01 per share, a liquidation preference of $10 per share and a total liquidation value of $35,050,000. VRDP Shares and MTP Shares are entitled to one vote per share. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies.    The Funds have similar investment objectives and policies. For each of the Acquiring Fund and Dividend Advantage 2, the investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of Investment Quality is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal securities, current income exempt from both regular federal and New Jersey income taxes, consistent with the Fund’s investment policies. Premium Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal securities, current income exempt from both regular federal income taxes and New Jersey personal income taxes, consistent with the Fund’s investment policies. The secondary investment objective of each of Investment Quality and Premium Income is the enhancement of portfolio value relative to the New Jersey municipal bond market through investments in tax-exempt New Jersey municipal securities that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors

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that are undervalued. With the exception of the reference to “investment grade quality” in the primary investment objective of Investment Quality and the characterization of the investment objectives as “primary” and “secondary” components, the investment objectives of the Acquiring Fund and Dividend Advantage 2 are otherwise consistent with those of Investment Quality and Premium Income. (As described more fully below, it is a non-fundamental policy of each Fund to invest, under normal circumstances, at least 80% of its managed assets in investment grade securities.)

It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating organizations (each, an “NRSRO” or collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or Nuveen Asset Management, LLC, the sub-adviser to each Fund (“Nuveen Asset Management” or the “Sub-Adviser”). Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security,

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the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Reorganization SAI.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for each of Investment Quality and Premium Income) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

Each Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by a Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. A Fund may not achieve its investment objectives during such periods. As of January 31, 2014, the average effective maturities of the portfolios of the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 were 13.82, 15.18, 14.72 and 15.63 years, respectively.

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No Fund has established a limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal income tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Shares of a Fund therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of such Fund. The suitability of an investment in a Fund will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors. See “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Each Fund may invest in inverse floating rate securities. With respect to Dividend Advantage 2, such investments may not exceed 15% of the Fund’s Managed Assets. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

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Each of the Acquiring Fund, Investment Quality and Premium Income is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, each such Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and/or New Jersey income taxes and if the proportion of taxable investments exceeded 50% of a Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, see “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

Credit Quality.    A comparison of the credit quality (as a percentage of total investment exposure to municipal bonds, which includes the leveraged effect of the Funds’ investments in tender option bond trusts) of the respective portfolios of the Acquiring Fund and each Target Fund, as of October 31, 2013, is set forth in the table below.

Credit Rating(1)	Acquiring Fund (2)	Investment Quality(2)	Premium Income(2)	Dividend Advantage 2(2)	Combined Fund Pro Forma(2)(3)
Aaa/AAA	24.6%	14.7%	19.1%	12.4%	17.2%
Aa/AA	23.5%	25.9%	24.7%	22.8%	24.9%
A/A	34.6%	38.1%	40.2%	42.3%	38.6%
Baa/BBB	8.2%	11.2%	7.7%	12.1%	9.9%
Ba/BB or lower	6.6%	6.1%	5.2%	7.4%	6.0%
N/R	1.0%	2.3%	1.3%	1.3%	1.7%

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.
(3)	Reflects the effect of the Reorganizations.

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, (b) bank borrowings, and (c) the issuance of preferred shares. Each Fund currently engages in leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2013	2012	2011
Asset Coverage Ratio	336.05%	324.20%	299.28%
Regulatory Leverage Ratio(1)	29.76%	30.85%	33.41%
Effective Leverage Ratio(2)	33.32%	32.82%	34.84%

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Investment Quality	2013	2012	2011
Asset Coverage Ratio	324.95%	316.97%	294.02%
Regulatory Leverage Ratio(1)	30.77%	31.55%	34.01%
Effective Leverage Ratio(2)	34.46%	33.50%	35.44%

Premium Income	2013	2012	2011
Asset Coverage Ratio	322.34%	315.58%	293.24%
Regulatory Leverage Ratio(1)	31.02%	31.69%	34.10%
Effective Leverage Ratio(2)	34.91%	33.62%	35.46%

Dividend Advantage 2	2013	2012	2011
Asset Coverage Ratio	302.79%	296.61%	275.47%
Regulatory Leverage Ratio(1)	33.03%	33.71%	36.30%
Effective Leverage Ratio(2)	36.31%	34.99%	37.20%

(1)	Regulatory leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers.    The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under an investment management agreement between the Adviser and each Fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each Fund currently has twelve (12) Board Members, two (2) of whom are “interested persons” (as defined in the 1940 Act) and ten (10) of whom are not interested persons (the “Independent Board Members”). The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth in the Reorganization SAI under “Management of the Funds.”

While the Acquiring Fund and Target Funds have the same Board Members, the Acquiring Fund and Dividend Advantage 2 (each, a “Massachusetts Fund” or together, the “Massachusetts Funds”) have a board structure that is different from the structure for Investment Quality and Premium Income (each, a “Minnesota Fund” or together, the “Minnesota Funds”). All members of the board of directors of the Minnesota Funds stand for election each year. In contrast to the Minnesota Funds’ board structure, and pursuant to the Massachusetts Funds’ by-laws, the board of trustees of each Massachusetts Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year. The staggered board structure could delay for up to two years the election of a majority of the Board.

Investment Adviser.    Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

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Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $[        ] billion in assets under management as of December 31, 2013. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, IL 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management will be compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Each Fund is dependent upon services and resources provided by the Adviser, the Sub-Adviser and, therefore, the Adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliates’ portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Funds under the Investment Management Agreements.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2014. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Independent Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level component, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of Managed Assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

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The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Fund-Level Fee Schedule for the Acquiring Fund and Dividend Advantage 2

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For managed assets over $2 billion	0.3750%

Fund-Level Fee Schedule for Investment Quality and Premium Income

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For managed assets over $5 billion	0.3750%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided pursuant to the Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Funds to Nuveen Fund Advisors.

The stated fee rates for the Acquiring Fund and Dividend Advantage 2 are lower at certain asset values than the fee rates of Investment Quality and Premium Income at the same asset levels. The effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and each Target Fund due to the combination of the assets of the Funds and the combined fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduce the fee rate as the Acquiring Fund’s Managed Assets increase in size. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of November 30, 2013, the complex-level fee rate for each Fund was 0.1683%.

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The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded U.S. registered funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s Investment Management Agreement and the Sub-Advisory Agreement is included in the Fund’s Semi-Annual Report for the fiscal period ended October 31, 2013.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Paul L. Brennan, CFA, CPA, is the portfolio manager of the Acquiring Fund and each Target Fund. Additional information regarding the portfolio manager’s compensation, other accounts managed and ownership of securities is contained in the Reorganization SAI. Mr. Brennan assumed portfolio management responsibility for each Fund in January 2011. Mr. Brennan will manage the combined fund upon completion of the Reorganizations.

Mr. Brennan serves as a Senior Vice President and Portfolio Manager of Nuveen Asset Management. He has direct responsibility for managing approximately $17.8 billion of securities in 21 Nuveen-sponsored investment companies as of December 31, 2013. Mr. Brennan began his career in

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the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997 as an Assistant Vice President and Portfolio Manager, when Nuveen acquired Flagship Financial. Mr. Brennan has been a portfolio manager at Nuveen since 1997 and a Senior Vice President since 2011. He earned his B.S. in Accountancy and Finance from Wright State University. He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Comparative Risk Information

Because the Funds have similar investment objectives and strategies, the principal risks of each Fund are similar. Each Fund is subject to various risks associated with investing primarily in a portfolio of municipal securities, including credit risk, interest rate risk, income risk, municipal securities market risk, prepayment or extension risk, reinvestment risk and liquidity risk. Credit risk is the risk that an issuer may be unable or unwilling to make timely payments of interest or principal. Interest rate risk is the risk that changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Income risk is the risk that falling interest rates will cause a Fund’s income to decline. Municipal securities market risk is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, and uncertainties related to the tax status of municipal securities or the rights of investors. Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, a Fund may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Fund (this is known as reinvestment risk). Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may decline because their interest rates are lower than current market rates and they remain outstanding longer than anticipated. Liquidity risk exists when particular investments are difficult to purchase or sell. Each Fund’s investments in thinly traded or illiquid securities may reduce the returns of the Fund because it may be unable to sell such securities at an advantageous time or price.

Each Fund also is subject to the risks associated with the use of inverse floating rate securities and the issuance of preferred shares, including leverage risk. Leverage exists when a Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Each Fund is also subject to the risk of concentrating its investments in a single state and is subject to the economic, political and other risks of investing in entities or securities associated with the State of New Jersey.

The principal risks of investing in the Acquiring Fund are described in more detail below. An investment in a Target Fund is also subject to each of these principal risks.

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Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the table reflects the fees and expenses for each Fund’s fiscal year ended April 30, 2013, as adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended April 30, 2013, for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.89%	0.90%	0.94%	0.87%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(3)	0.54%	0.56%	0.57%	1.23%	0.63%
Other Expenses(4)	0.20%	0.12%	0.14%	0.25%	0.11%

Total Annual Expenses	1.64%	1.57%	1.61%	2.42%	1.61%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended April 30, 2013, subject to the following adjustments. For the Acquiring Fund, Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters has been restated to reflect the redemption of the MTP Shares on August 29, 2013 and the issuance of $45 million of VRDP Shares on that same date using current fees as if they had been in effect during the previous fiscal year. For Investment Quality and Premium Income, Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters has been restated using current fees as if they had been in effect during the previous fiscal year and excludes a one-time expense related to the exchange of the existing VRDP Shares which increased actual expenses for the most recent fiscal year. Fees on Preferred Shares assume VRDP Shares annual liquidity and remarketing fees, as well as amortization of offering costs.
(2)	The Combined Fund Pro Forma figures reflect the impact of applying the Acquiring Fund’s fund-level management fee rates to the Combined Fund Pro Forma and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. Combined Fund Pro Forma expenses do not include the expenses to be borne by the Funds in connection with the Reorganizations, which are estimated to be $450,000 (0.43%) for the Acquiring Fund, $330,000 (0.10%) for Investment Quality, $60,000 (0.03%) for Premium Income and $405,000 (0.57%) for Dividend Advantage 2. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2013.
(3)	Fees on Preferred Shares assume annual dividends paid, as well as the amortization of offering costs, and annual liquidity and remarketing fees for VRDP Shares. Interest and Related Expenses from Inverse Floaters include interest expense that arises because accounting rules require each Fund to treat interest paid by trusts issuing certain inverse floating rate investments that may be held by a Fund as having been paid (indirectly) by the Fund. Because the Fund would also recognize a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income, and total return are not affected by this accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower.
(4)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

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Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$17	$52	$89	$194
Investment Quality	$16	$50	$86	$187
Premium Income	$16	$51	$88	$191
Dividend Advantage 2	$25	$75	$129	$276
Combined Fund Pro Forma	$16	$51	$88	$191

Comparative Performance Information

Comparative total return performance for the Funds for periods ended October 31, 2013:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	-5.86%	9.67%	5.41%	-19.78%	10.67%	4.16%
Investment Quality	-3.76%	9.43%	5.41%	-14.04%	11.29%	4.46%
Premium Income	-4.47%	8.73%	5.09%	-17.12%	10.38%	4.28%
Dividend Advantage 2	-5.71%	9.29%	5.41%	-20.85%	9.26%	4.17%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable.

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Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund and the Target Funds are described below. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganizations.

General Risks of Investing in the Funds

Investment and Market Risk.    An investment in the Funds’ shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the shares of a Fund represents an indirect investment in the municipal securities owned by that Fund, which generally trade in the over-the-counter markets. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions, if applicable. In addition, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected by an economic downturn or prolonged recession.

Market Conditions.    The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Funds. Conditions in the U.S. and global economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Declines in real estate prices and general business activity have reduced and may continue to reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “Risk Factors—Municipal Securities Market Risk.”

Market Discount from Net Asset Value.    The market price of shares of closed-end investment companies may fluctuate and during certain periods trade at prices lower than net asset value. The Funds cannot predict whether their common shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that a Fund’s net asset value could decrease as

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a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The common shares are designed primarily for long-term investors, and you should not view a Fund as a vehicle for trading purposes.

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in a Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on a Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of a Fund and its shareholders. Municipal securities of below investment grade quality, commonly referred to as “junk bonds,” are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade municipal securities. Also, to the extent that the rating assigned to a municipal security in a Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in a Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. The recent economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. As the national economy slowly recovers from the recent economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent

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than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower-quality securities may have an adverse impact on a Fund’s net asset value and the market value of its common shares. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, a Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, a Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on a Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value.

Issuers of such below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect a Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

Each Fund may invest in distressed securities, which are securities issued by companies that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by a Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific

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developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for a Fund, including where the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to a Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk.    Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital became severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in each Fund’s portfolio is generally less than that for corporate equities or bonds, and the Funds’ investment performance may therefore be more dependent on the Adviser’s and/or the Sub-Adviser’s analytical abilities than if the Funds were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade bonds in which the Funds may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which each Fund currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow a Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

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Special Risks Related to Certain Municipal Obligations.    Each Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover a Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to a Fund, although each Fund does not anticipate that such a remedy would normally be pursued. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, a Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities and potentially reducing a Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing a Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Funds primarily invest in longer-term municipal securities, the common share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Funds invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment grade quality securities in response to changes in market interest rates. The Funds’ use of leverage, as described herein, will tend to increase common share interest rate risk.

Concentration Risk.    As described above, each Fund will invest at least 80% of its net assets in state and local municipal securities whose income is exempt from regular federal and New Jersey income taxes. Each Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of such securities. Briefly summarized below are important financial concerns relating to each Fund’s investments in New Jersey municipal obligations. The information set forth below and in

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Appendix C to this Joint Proxy Statement/Prospectus is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New Jersey (“State”). It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in certain recent publications issued by the State. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this Joint Proxy Statement/Prospectus. Additionally, it should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

All numbers related to Fiscal Years 2012-13 and 2013-14 are estimates and may vary based on changes in the State, regional and national economies. Fiscal Year 2011-12 information is based primarily on the audited Comprehensive Annual Financial Report for the Fiscal Year ended June 30, 2012. In addition, it is important to note that each dollar amount referenced in this section has been truncated to one digit after the decimal, rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

The State and the nation have continued their recovery from the global economic crisis, but growth has been erratic. For example, while the State’s economy has shown overall signs of improvement since the fall of 2012, key economic indicators, such as the total number of jobs in the State, have fluctuated sharply on a monthly basis. As of June 30, 2012, the State’s outstanding long-term debt obligations for governmental activities totaled $71.1 billion, representing a $6.0 billion increase from the prior fiscal year. Long-term bonded debt obligations totaled $38.8 billion, while other long-term obligations totaled $32.3 billion. Looking forward, it is likely that the expansion of the national and State economies will continue at a pace comparable to that seen in recent years, with moderate gains in employment and some ongoing reduction in the unemployment rate. The risk remains that the nation will fall back into recession. Global financial markets remain under considerable pressure as a result of the European debt crisis; the deterioration in the European economy has affected manufacturing and commodity markets around the globe, and ongoing disputes about U.S. economic policy have added to uncertainty. A sudden restriction in the flow of credit to households, businesses and governments would imperil economic growth. To a large degree, the direction of the economy nationally and in the State hinges on the stabilization of financial markets as well as improved confidence in the outlook, as well as sound national economic policies. Additionally, the State is a party to numerous pending or threatened lawsuits in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

The State’s various outstanding general obligation bonds were rated AA- with a stable outlook by Fitch, Inc. as of January 9, 2014, Aa3 with a negative outlook by Moody’s as of January 7, 2014, and AA- with a negative outlook by S&P as of November 8, 2013. These ratings reflect the State’s credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive

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description of all adverse conditions to which the issuers of municipal bonds held by each Fund are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by a Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

See Appendix C to this Joint Proxy Statement/Prospectus for a further discussion of factors affecting municipal securities in New Jersey.

Inverse Floating Rate Securities Risk.    Each Fund may invest in inverse floating rate securities. With respect to Dividend Advantage 2, such investments may not exceed 15% of the Fund’s Managed Assets. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third-party sponsor for the purpose of holding municipal bonds. See “Additional Information About the Investment Policies—Portfolio Investments—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Funds to the risks of reduced or eliminated interest payments and losses of principal.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In the Adviser’s and/or the Sub-Adviser’s discretion, each Fund may enter into a separate shortfall and forbearance agreement with the third-party sponsor of a special purpose trust. Each Fund may enter into such recourse agreements: (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, a Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

Each Fund’s investments in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which a Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. An inverse floating rate security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust has a three to one gearing to the principal amount of the inverse floating rate securities owned by the trust. In the event of a significant decline in the value of an underlying security, a Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the inverse floating rate securities) as a result of liquidating special purpose trusts or other collateral required to maintain the Fund’s anticipated effective leverage ratio.

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Each Fund’s investment in inverse floating rate securities will create effective leverage. Any effective leverage achieved through a Fund’s investment in inverse floating rate securities will create an opportunity for increased common share net income and returns, but will also create the possibility that common share long-term returns will be diminished if the cost of leverage exceeds the return on the inverse floating rate securities purchased by such Fund.

The amount of fees paid to the Adviser (which, in turn, pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when a Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage a Fund. As previously described, Managed Assets means the total assets of a Fund, minus the sum of its accrued liabilities (other than liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to a Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, the portion of assets in special purpose trusts of which a Fund owns the inverse floater certificates that has been effectively financed by the trust’s issuance of floating rate certificates.

There is no assurance that a Fund’s strategy of investing in inverse floating rate securities will be successful.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in a special purpose trust. The market price of inverse floating rate securities is more volatile than the underlying securities due to leverage. The leverage attributable to such inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the common shares may be greater for a fund (like the Funds) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. A Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

—	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

—	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding trusts; and

—

If the value of an underlying security declines significantly (to a level below the notional value of the floating rate securities issued by the trust) and if additional collateral has not been posted by the Fund.

Leverage Risk.    Leverage risk is the risk associated with the use of borrowings, the issuance of preferred shares or the use of inverse floating rate securities to leverage the common shares. There can be no assurance that a Fund’s leveraging strategy will be successful. Through the use of financial leverage, a Fund seeks to enhance potential common share earnings over time by borrowing or issuing preferred shares at short-term municipal rates and investing at long-term municipal rates which are typically, though not always, higher. Because the long-term municipal securities in which each Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with

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short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, each Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage, in an effort to lower leverage costs over an extended period. Accordingly, a Fund cannot assure you that the use of leverage will result in a higher yield or return to common shareholders. The income benefit from leverage will be reduced (increased) to the extent that the difference narrows (widens) between the net earnings on a Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise and a Fund’s leverage costs fluctuate, a Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to common shareholders. This could occur even if short- or intermediate-term and long-term municipal rates rise. Because of the costs of leverage, a Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. A Fund’s cost of leverage includes the interest rate paid on its borrowings or dividends on preferred shares, the expenses relating to the issuance of preferred shares and ongoing maintenance of any borrowings, and/or the interest attributable to tender option bonds, as well as any other ongoing fees and expenses associated with those borrowings or preferred shares. Each Fund also bears the one-time costs associated with establishing borrowing facilities, issuing preferred shares and refinancing such leverage. To the extent that a Fund issues preferred shares with relatively short terms to redemption (e.g., MTP Shares), refinancing risk will increase. To the extent that a Fund issues preferred shares with a liquidity provider feature (e.g., VRDP Shares), the Fund is subject to refinancing risk if a liquidity provider acquires VRDP Shares pursuant to its purchase obligation and holds them for six months of unsuccessful remarketings, triggering a mandatory redemption. Refinancing risk is the risk that a Fund is unable to replace existing leverage at all or on favorable terms. If a Fund is unable to replace its leverage upon a term redemption date or mandatory redemption of MTP Shares or VRDP Shares, it may be forced to reduce leverage and sell portfolio securities when it otherwise would not do so. More frequent refinancings may also increase the one-time costs of establishing leverage. Each Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If a Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

A Fund’s use of financial leverage also creates incremental common share net asset value risk because the full impact of price changes in the Fund’s investment portfolio, including assets attributable to leverage, is borne by common shareholders. This can lead to a greater increase in net asset values in rising markets than if a Fund were not leveraged, but it also can result in a greater decrease in net asset values in declining markets. A Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on common share market prices. Each Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares, in order to be able to maintain the ability to declare and pay common share distributions and to maintain the rating of its preferred shares. However, a Fund is not required under its respective statements of preferences with respect to VRDP Shares, as applicable, to maintain any particular long-term ratings for the VRDP Shares, and a Fund may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a long-term rating for the MTP Shares or VRDP Shares without replacement, in either case without the approval of holders of MTP Shares, VRDP Shares or other shareholders of the Fund, as applicable, except that, in the case of MTP Shares, the Fund must use commercially reasonable efforts to cause at least one rating agency to issue a long-term credit rating with respect to the MTP Shares, so long as they are outstanding. In the case of VRDP Shares, a Fund must use its reasonable best efforts to

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maintain at least one short-term rating of the VRDP Shares, to the extent that the liquidity provider with respect to such VRDP Shares then has a short-term debt rating, but there is no such requirement with respect to long-term ratings under the statements of preferences with respect to VRDP Shares. A downgrade or termination of one or more ratings of a Fund’s preferred shares could result in higher dividend rates and result in a Fund redeeming the preferred shares at what might be an inopportune time in the market. These factors may result in reduced net earnings or returns to common shareholders. In order to maintain required asset coverage levels, a Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to common shareholders over time.

Each Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above. In addition, each Fund’s investments in leveraged investment companies magnify a Fund’s leverage risk.

As noted, the amount of fees paid to the Adviser (which, in turn, pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when a Fund uses financial leverage because the advisory fees are calculated based on the Fund’s Managed Assets—this may create an incentive for the Adviser and/or the Sub-Adviser to leverage a Fund.

Multiple Series Risk.    Following the Reorganizations, the Acquiring Fund will have multiple series of preferred shares outstanding, including both VRDP Shares and MTP Shares. While the preferred shares issued by the Acquiring Fund in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund, there are some differences between the terms applicable to each series. To the extent that the terms of the various series differ with respect to required asset coverage levels, cure periods or other events affecting the dividend rate or mandatory or optional redemption terms applicable to such series, such events may impact one series of preferred shares differently than another series of preferred shares.

Insurance Risk.    Each Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

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Tax Risk.    To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, a Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of a Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by a Fund exceeded 50% of such Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of a Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by a Fund is normally not subject to regular federal or New Jersey income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and New Jersey income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Funds are not suitable investments for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk.    Each Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to a Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, a Fund will make payments to holders of preferred shares to offset the tax effects of a taxable distribution.

Under highly unusual circumstances, the Internal Revenue Service (the “IRS”) may determine that a municipal bond issued as tax-exempt should in fact be taxable. If a Fund held such a bond, it

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might have to distribute taxable ordinary income dividends or reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk.    Each Fund may borrow money for the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Borrowing may exaggerate changes in the net asset value of a Fund’s common shares and may affect a Fund’s net income. When a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of the dividends paid to preferred shareholders, and the real value of common shares and distributions, can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase, which would tend to further reduce returns to common shareholders.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Derivatives Risk.    Each Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether a Fund’s use of derivatives is successful will depend on, among other things, if the Adviser and/or the Sub-Adviser correctly forecasts market values, interest rates and other applicable factors. If the Adviser and/or the Sub-Adviser incorrectly forecasts these and other factors, the investment performance of a Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments.

Each Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Adviser and/or the Sub-Adviser of not only of the referenced asset, rate or index, but also of the swap itself. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements

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or to realize amounts to be received under such agreements. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect a Fund’s ability to successfully use derivative instruments. See “—Counterparty Risk” and “—Hedging Risk” and the Reorganization SAI.

Hedging Risk.    Each Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Other Investment Companies Risk.    Each Fund may invest in the securities of other investment companies. Such securities may be leveraged. As a result, a Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose a Fund to higher volatility in the market value of such securities and the possibility that a Fund’s long-term returns on such securities will be diminished.

Counterparty Risk.    Changes in the credit quality of the companies that serve as a Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, a Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, a Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk.    Each Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. A Fund cannot predict the effects of similar events in the future on the U.S. economy. Below investment grade securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below investment grade securities than on higher rated securities.

Income Risk.    A Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, a Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

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Call Risk or Prepayment Risk.    During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing a Fund to reinvest in lower-yielding securities.

Reinvestment Risk.    Reinvestment risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price or their overall returns.

Economic Sector Risk.    Each Fund may invest up to 25% of its net assets in municipal securities in any one industry or in any one state of origin. In addition, subject to the concentration limits of each Fund’s investment policies and guidelines, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If a Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that a Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Certain Affiliations.    Certain broker-dealers may be considered to be affiliated persons of the Funds, the Adviser, the Sub-Adviser and/or Nuveen Investments. Absent an exemption from the SEC or other regulatory relief, a Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit a Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions.    Each Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

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Risks of Investing in MTP Shares

Interest Rate Risk.    MTP Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on intermediate term securities comparable to MTP Shares may increase, which would likely result in a decline in the secondary market price of MTP Shares prior to the term redemption date. See “Description of MTP Shares to be Issued by the Acquiring Fund—Dividends and Dividend Periods.”

Ratings Risk.    There can be no assurance that one or more ratings agencies will not alter its or their ratings criteria resulting in downgrades, that the Acquiring Fund will maintain any particular rating of preferred shares or that, if more than one rating is obtained, the Acquiring Fund will continue to maintain all such ratings. The Acquiring Fund may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for the preferred shares without replacement, in either case, without the approval of preferred shareholders or other shareholders of the Acquiring Fund, except that, in the case of MTP Shares, the Acquiring Fund must use commercially reasonable efforts to cause at least one rating agency to issue a credit rating with respect to the MTP Shares, so long as they are outstanding. In the event that a rating agency ceases to rate preferred shares or the Acquiring Fund terminates the services of a rating agency, such rating shall be disregarded for all purposes under the applicable statement establishing and fixing the rights and preferences of preferred shares.

Additionally, so long as the preferred shares are rated, the Acquiring Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Acquiring Fund’s failure to meet such criteria may cause the Fund to sell portfolio positions or to redeem preferred shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings.

Ratings do not eliminate or mitigate the risks of investing in preferred shares. A rating issued by a rating agency (including Moody’s, S&P and Fitch) is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the rating agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s circumstances that could influence a particular rating. On July 12, 2012, following the adoption by Moody’s of a new methodology for rating closed-end fund preferred securities, Moody’s announced the downgrade of the ratings assigned to the preferred shares of state-specific funds, including the rating assigned to the outstanding MTP Shares of Dividend Advantage 2 and the long-term rating assigned to the outstanding VRDP Shares of each of Investment Quality and Premium Income. In September 2013, following the completion of a broad review of ratings of all market value securities, including preferred shares issued by closed-end funds, S&P published updated criteria for rating preferred shares issued by closed-end funds. As a result, a number of preferred shares issued by many municipal and equity closed-end funds were put on “CreditWatch negative.” On December 23, 2013, S&P announced that it had placed the rating of the MTP Shares of Dividend Advantage 2 on CreditWatch negative. Shares placed on CreditWatch negative are subject to the risk of potential downgrade when S&P takes final ratings action, which is not expected to occur until after March 2014. As indicated above, the Acquiring Fund will use commercially reasonable efforts to cause at least one rating agency to issue a credit rating with respect to the MTP Shares for so long as the MTP Shares are outstanding, but the Acquiring Fund will not otherwise be required to maintain any particular long-term ratings for the MTP Shares and may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for the MTP Shares without replacement, in either case without the approval of holders of MTP Shares or other shareholders. Also, as described elsewhere herein, the fixed

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dividend rate on MTP Shares will be subject to an increase in the event that ratings are downgraded below specified levels or if no rating agency is then rating the MTP Shares, but a downgrade by or removal of S&P alone would not have such effect. A downgrade of MTP Shares may make such shares less liquid in the secondary market and reduce market prices. These factors may result in reduced net earnings or returns to common shareholders.

Early Redemption Risk.    The Acquiring Fund may voluntarily redeem MTP Shares or may be forced to redeem MTP Shares to meet regulatory requirements and the asset coverage requirements of the MTP Shares. Such redemptions may be at a time that is unfavorable to holders of MTP Shares. The Acquiring Fund expects to voluntarily redeem MTP Shares before the Term Redemption Date (as defined under “Description of MTP Shares to Be Issued by the Acquiring Fund”) to the extent that market conditions allow the Fund to issue other preferred shares or debt securities at a rate that is lower than the Fixed Dividend Rate (as defined under “Description of MTP Shares to Be Issued by the Acquiring Fund”) on MTP Shares. For further information, see “Description of MTP Shares to be Issued by the Acquiring Fund—Mandatory Redemption for Asset Coverage and Effective Leverage Ratio—Optional Redemption” and “Description of MTP Shares to be Issued by the Acquiring Fund—Asset Coverage.”

Tax Risk.    The value of MTP Shares may be adversely affected by changes in tax rates and policies. Because dividends from MTP Shares are generally not expected to be subject to regular federal or New Jersey income taxation, the attractiveness of such shares in relation to other investment alternatives is affected by changes in federal or New Jersey income tax rates or changes in the tax-exempt treatment of dividends on MTP Shares. In addition, the Acquiring Fund intends to treat MTP Shares as stock in the Fund for federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to MTP Shares, investors should be aware that the IRS could assert a contrary position—meaning that the IRS could classify MTP Shares as debt. If the IRS prevailed on such a position, the Acquiring Fund would not be able to pass through tax-exempt income to holders of MTP Shares, and dividends paid on MTP Shares (including dividends already paid) could become taxable. The tax opinion received by the Funds regarding certain aspects of the Reorganization, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares issued in the Reorganizations will be treated as stock for federal income tax purposes. See “Additional Information About the Acquiring Fund—Federal Income Tax Matters Associated with Investment in the Acquiring Fund.”

Income Shortfall Risk.    The municipal securities held in the Acquiring Fund’s portfolio generally pay interest based on long-term yields. Long-term, as well as intermediate-term and short-term interest rates may fluctuate. If the interest rates paid on the municipal securities held by the Acquiring Fund fall below the Fixed Dividend Rate (as defined under “Description of MTP Shares to Be Issued by the Acquiring Fund”), the Acquiring Fund’s ability to pay dividends on MTP Shares could be jeopardized.

Subordination Risk.    While holders of MTP Shares will have equal liquidation and distribution rights to any other preferred shares that might be issued by the Acquiring Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of the Acquiring Fund. Therefore, dividends, distributions and other payments to holders of MTP Shares in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Acquiring Fund. Creditors of the Acquiring Fund may include lenders and counterparties in connection with any borrowings, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund.

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Credit Crisis and Liquidity Risk.    General market uncertainty and extraordinary conditions in the credit markets, including the municipal market, may impact the liquidity of the Acquiring Fund’s investment portfolio, which, under such extraordinary circumstances, could impact the Acquiring Fund’s distributions and/or the liquidity of the Term Redemption Liquidity Account (as described under “Description of MTP Shares to Be Issued by the Acquiring Fund”). Further, there may be market imbalances of sellers and buyers of MTP Shares during periods of extreme illiquidity and volatility. Such market conditions may lead to periods of thin trading in any secondary market for MTP Shares and may make valuation of MTP Shares uncertain. As a result, the spread between bid and asked prices is likely to increase significantly such that an MTP Shares investor may have greater difficulty selling his, her or its MTP Shares. Less liquid and more volatile trading environments could result in sudden and significant valuation increases or decreases in MTP Shares.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or “real”) value of assets or income from investment will be worth less in the future. As inflation increases, the real value of the dividends paid to holders of MTP Shares declines.

Reinvestment Risk.    Given the potential for early redemption of MTP Shares, holders of MTP Shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of MTP Shares may be lower than the return previously obtained from an investment in MTP Shares.

Other Dividend Risks.    In addition to the interest rate risks noted above, the Acquiring Fund may otherwise be unable to pay dividends on MTP Shares in extraordinary circumstances.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The boards of directors/trustees of Nuveen’s municipal closed-end funds, including the Board of each of the Funds, have approved a series of mergers of single-state municipal closed-end funds, including the Reorganization of each Target Fund into the Acquiring Fund. As noted above, the Acquiring Fund and the Target Funds have similar investment objectives and policies, substantially similar portfolio compositions and the same portfolio manager. With respect to the proposed Reorganizations, it is intended that the combination of the Funds will result in a lower effective management fee rate and lower total expenses per common share (excluding the costs of leverage) for shareholders of each Fund (as shareholders of the combined fund following the Reorganizations) due to economies of scale resulting from the larger size of the combined fund and enhance the secondary trading market for common shares of the Funds as a result of the greater share volume of the combined fund. As a result of differences in the cost of leverage, the projected total expenses (including leverage) of the combined fund as of the date presented in the Comparative Fee Table in this Joint Proxy Statement/Prospectus were higher than the total expenses (including leverage) for Investment Quality, the same as the total expenses (including leverage) for Premium Income and lower than total expenses (including leverage) for the Acquiring Fund and Dividend Advantage 2. However, the Adviser believes that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating

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agencies with respect to outstanding preferred shares and liquidity providers with respect to the outstanding VRDP Shares. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Terms of the Reorganizations

General.    The Agreement and Plan of Reorganization by and among each Target Fund and the Acquiring Fund (the “Agreement”), in the form attached as Appendix A, provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, or MTP Shares, with a par value of $0.01 per share and a liquidation preference of $10 per share, of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such fractional shares in the open market, which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund MTP Shares or VRDP Shares, as applicable, having substantially identical terms as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about July 14, 2014 or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

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The aggregate net asset value of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time (as defined below). See “Proposal No. 1—Information About the Reorganizations—Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of Acquiring Fund common shareholders. No fractional Acquiring Fund common shares, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations. The Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund common shares that may be due to Target Fund shareholders as of the Closing Date and will sell the resulting whole shares for the account of holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of the Acquiring Fund shares received by a shareholder, including fractional share interests deemed received by a shareholder, will be the same as the holding period and aggregate tax basis of the Target Fund common shares previously held by the shareholder and exchanged therefor, provided the Target Fund shares exchanged therefor were held as capital assets. As a result of the Reorganizations, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually.

Following the Reorganizations, each holder of preferred shares of a Target Fund would own the same number of Acquiring Fund preferred shares with the same aggregate liquidation preference as the preferred shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganizations, with substantially identical terms as the outstanding preferred shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, preferred shareholders of the Funds would hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually.

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets shall be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as shall be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

Distributions.    Undistributed net investment income represents net earnings from a Fund’s investment portfolio that over time have not been distributed to shareholders. Under the terms of the Agreement, if a Target Fund has undistributed net investment income or undistributed net capital gains, such Target Fund is required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its shareholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date. The Acquiring Fund is not subject to a similar

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distribution requirement; however, it is anticipated that the Acquiring Fund will declare a distribution prior to the Closing Date which will result in the distribution of a portion of its undistributed net investment income to its shareholders. Consequently, Target Fund shareholders effectively will purchase a pro rata portion of the Acquiring Fund’s remaining undistributed net investment income and undistributed realized net capital gains, if any, which may be more or less than each Target Fund’s undistributed net investment income and undistributed realized net capital gains immediately preceding the distributions described above, if any. As a result, the Acquiring Fund’s existing shareholders will experience a corresponding reduction in their respective portion of undistributed net investment income and undistributed realized net capital gains per share, if any, such that the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share immediately following the Reorganizations is expected to be less than the Acquiring Fund’s undistributed net investment income and undistributed realized net capital gains per share, if any, immediately preceding the Reorganizations.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is conditioned upon (a) the requisite approval by the shareholders of each Fund of the proposals in this Joint Proxy Statement/Prospectus, (b) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (c) the absence of legal proceedings challenging the Reorganizations and (d) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to the outstanding VRDP Shares. Among other things, the Acquiring Fund must obtain written confirmation from the rating agencies then rating the preferred shares of the Funds that: (a) consummation of the transactions contemplated by the Agreement and Plan of Reorganization will not impair the then-current rating assigned by such rating agencies to the existing Acquiring Fund VRDP Shares; and (b) the Acquiring Fund preferred shares to be issued pursuant to the Reorganizations will be rated by such rating agencies no less than the then-current ratings assigned by such rating agencies to the preferred shares of the Target Fund exchanged therefor. The Funds are not, however, required under the respective statements of preferences with respect to VRDP Shares, as applicable, to maintain any particular (or particular level of) long-term ratings for the VRDP Shares.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to: (a) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

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Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted with respect to net asset value as a result of such Reorganization(s). The Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

In preparation for a meeting of the Boards held on November 18-20, 2013 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Boards, prior to the Meeting and in prior meetings, with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for lower total expenses (excluding the costs of leverage);

—	the potential for improved secondary market trading with respect to the common shares;

—	the anticipated federal income tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganizations on shareholder rights; and

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar. The Boards noted that each Fund invests primarily in municipal securities the income from which is exempt from regular federal and New Jersey income taxes. In addition, under normal circumstances, each Fund invests at least 80% of its Managed Assets in investment grade securities. The Boards considered that the portfolio composition of each Fund is substantially similar and considered the impact of the Reorganizations on each Fund’s portfolio, including any shifts in sector allocations, credit ratings, duration, yield and leverage costs. Accordingly, they also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund. The Boards also recognized that each Fund utilizes leverage. Because the Funds have similar investment strategies, the principal risks of each Fund are also similar.

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Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser, sub-adviser and portfolio manager, and that such portfolio manager would continue to manage the combined fund upon completion of the Reorganizations. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have greater net assets and benefits from potential economies of scale; the same investment adviser, sub-adviser and portfolio manager; and similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for Lower Fees and Total Expenses (Excluding the Costs of Leverage).    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the Acquiring Fund following the Reorganizations). As a result of the greater economies of scale from the larger asset size of the Acquiring Fund after the Reorganizations, the Boards noted that it was expected that the effective management fee rate (as a percentage of average daily Managed Assets) and total expenses per common share (excluding the costs of leverage) of the combined fund would be lower than those of the Acquiring Fund and each Target Fund prior to the closing of the Reorganizations. It is anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage, the Boards considered the differences in the costs of leverage among the Funds and the impact of the Reorganizations on such costs. In this connection, the Boards noted the Adviser’s position that the greater asset size of the combined fund may provide greater flexibility in managing the structure and costs of leverage over time.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels at the time the Reorganizations close, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Acquiring Fund’s greater share volume may result in increased market liquidity after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Funds and applicable limitations under the federal income tax rules.

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Acquiring Fund and each Target Fund. The Boards noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time for the common shareholders and that preferred shareholders will not bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests with respect to net asset value of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal to the aggregate per share net asset value of that shareholder’s

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Target Fund common shares held as of the Valuation Time. No fractional common shares of the Acquiring Fund, however, will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund MTP Shares or VRDP Shares, as applicable, having substantially identical terms as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund and Dividend Advantage 2 are each organized as Massachusetts business trusts and Investment Quality and Premium Income are each organized as Minnesota corporations. In this regard, the Boards noted that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. In addition, the Boards are aware that the structure of the Boards of the Massachusetts Funds differs from that of the Boards of the Minnesota Funds.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion.    Each Board, including the Independent Board Members, approved the Reorganization (or Reorganizations, in the case of the Acquiring Fund’s Board) involving its Fund, concluding that such Reorganization is (or such Reorganizations are) in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted with respect to net asset value as a result of the Reorganization(s).

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of October 31, 2013, and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.98552059, 1.01072626 and 0.96538376 common shares of the Acquiring Fund issued for each common share of Investment Quality, Premium Income and Dividend Advantage 2, respectively. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2	Pro Forma Adjustments	Combined Fund Pro Forma(1)
Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 450 shares outstanding for Acquiring Fund; 1,443 shares outstanding for Investment Quality; 886 shares outstanding for Premium Income; and 2,779 shares outstanding for Combined Fund Pro Forma	$45,000,000	$144,300,000	$88,600,000	$—	$—	$277,900,000

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	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2	Pro Forma Adjustments		Combined Fund Pro Forma(1)
MuniFund Term Preferred (MTP) Shares, $10 stated value per share, at liquidation value; 3,505,000 shares outstanding for Dividend Advantage 2; and 3,505,000 shares outstanding for Combined Fund Pro Forma	$—	$—	$—	$35,050,000	$—		$35,050,000

Common Shareholders’ Equity:
Common Shares, $.01 par value per share; 6,568,188 shares outstanding for Acquiring Fund; 20,490,335 shares outstanding for Investment Quality; 12,083,027 shares outstanding for Premium Income; 4,525,814 shares outstanding for Dividend Advantage 2; and 43,343,691 shares outstanding for Combined Fund Pro Forma	$65,682	$204,903	$120,830	$45,258	$(3,236	)(2)	$433,437
Paid-in surplus	92,670,894	288,971,982	172,316,784	63,788,599	(1,241,764	)(3)	616,506,495
Undistributed (Over-distribution of) net investment income	348,130	3,226,646	2,283,999	365,813	(4,803,082	)(4)	1,421,506
Accumulated net realized gain (loss)	(885,015)	(2,274,503)	(946,790)	(247,910)	—		(4,354,218)
Net unrealized appreciation (depreciation)	3,102,619	4,522,732	4,429,704	(127,562)	—		11,927,493

Net assets attributable to common shares	$95,302,310	$294,651,760	$178,204,527	$63,824,198	$(6,048,082)		$625,934,713

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$14.51	$14.38	$14.75	$14.10			$14.44

Authorized shares:
Common	Unlimited	200,000,000	200,000,000	Unlimited			Unlimited
Preferred	Unlimited	1,000,000	1,000,000	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of October 31, 2013, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about July 14, 2014, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 20,193,717, 12,212,628 and 4,369,158 Acquiring Fund common shares in exchange for the net assets of Investment Quality, Premium Income and Dividend Advantage 2, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of October 31, 2013, adjusted for estimated Reorganization costs and the effect of distributions.
(3)	Includes the impact of estimated total Reorganization costs of $1,245,000, which will be borne by the common shareholders of the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 in the amounts of $450,000, $330,000, $60,000 and $405,000, respectively.
(4)	Assumes Investment Quality, Premium Income and Dividend Advantage 2 make net investment income distributions of $2,700,249, $1,779,522 and $323,311, respectively.

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $1,245,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganizations. Reorganization expenses have been or will be accrued as expenses of each Fund prior to the Valuation Time. These estimated expenses will be borne by the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 in the amounts of $450,000 (0.43%), $330,000 (0.10%), $60,000 (0.03%) and $405,000 (0.57%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended April 30, 2013). Preferred shareholders of the Funds will not bear any costs of the Reorganizations.

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Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund and Dividend Advantage 2, shareholders of the Fund do not have dissenters’ rights of appraisal with respect to the Fund’s Reorganization(s).

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of Investment Quality and Premium Income are listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of Investment Quality and Premium Income, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund, followed by the distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund common share.

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5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Target Fund shareholder (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Target Fund immediately before the Reorganization. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund.

In addition, each of Sidley Austin LLP (with respect to the VRDP Shares) and K&L Gates LLP (with respect to the MTP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund preferred shares received in the Reorganizations by the holders of preferred shares of the Target Funds will qualify as equity in the Acquiring Fund for federal income tax purposes.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders who elect dissenters’ rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If a Target Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if such Target Fund Shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through

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the Closing Date of the Reorganizations. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes. Each Fund designates distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund during the year. Additional distributions may be made if necessary. All dividends and distributions will be paid in cash unless a shareholder has made an election to reinvest dividends and distributions in additional shares under the Target Fund’s dividend reinvestment plan. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of October 31, 2013, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2
Not subject to expiration:
Short-term losses	$72,957	$154,883	$1,268	$—
Long-term losses	802,208	2,083,753	925,061	240,901

Total	$875,165	$2,238,636	$926,329	$240,901

For net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”), a Fund will generally be able to carryforward such capital losses indefinitely. A Fund’s net capital losses from taxable years beginning on or prior to December 22, 2010, however, will remain subject to their current expiration dates and can be used only after the post-enactment losses.

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

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Votes Required

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding preferred shares entitled to vote on the matter, also voting separately. The Reorganizations also are required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. Holders of VRDP Shares of the Acquiring Fund, Investment Quality and Premium Income are being solicited separately on the foregoing proposals through a separate proxy statement and not through this Joint Proxy Statement/Prospectus. Holders of MTP Shares of Dividend Advantage 2 are being solicited on the foregoing proposals through this Joint Proxy Statement/Prospectus.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. In order for the Reorganizations to occur, each Fund must obtain the requisite shareholder approvals as well as certain consents, confirmations and/or waivers from various third parties, including rating agencies with respect to outstanding preferred shares and liquidity providers with respect to the outstanding VRDP Shares. Because the closing of the Reorganizations is contingent upon all of the Target Funds and the Acquiring Fund obtaining the requisite shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund that are entitled to vote on the Agreement and Plan of Reorganization approve the Reorganization(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy its closing conditions. VRDP Shares were issued on a private placement basis to one or a small number of institutional holders. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganizations may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

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Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of each Target Fund’s declaration of trust or articles of incorporation, as applicable, and each contains, among other things, similar super-majority voting provisions, as described under “Additional Information about the Acquiring Fund—Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.” The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on page 84.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated and the issuance of Acquiring Fund common shares is approved, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Distributions

As a general matter, each Fund has a monthly distribution policy and each Fund seeks to maintain a stable level of distributions. Each Fund’s present policy, which may be changed by its Board, is to make regular monthly cash distributions to holders of its common shares at a level rate (stated in terms of a fixed cents per common share dividend rate) that reflects the past and projected performance of the Fund.

The Acquiring Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the rate at which dividends are payable on the preferred shares. The net income of the Acquiring Fund generally consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Acquiring Fund are accrued each day. Over time, all the net investment income of the Acquiring Fund will be distributed. At least annually, the Acquiring Fund also intends to effectively distribute net capital gain and ordinary taxable income, if any, after paying

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any accrued dividends or making any liquidation payments to preferred shareholders. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding preferred shares.

As explained more fully below, at least annually, the Acquiring Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to shareholders and pay federal income tax on the retained gain. As provided under federal income tax law, shareholders will include their share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the shares), and will be entitled to an income tax credit or refund for the federal income tax deemed paid on their behalf by the Acquiring Fund. See “Federal Income Tax Matters Associated with Investment in the Acquiring Fund” under “Additional Information About the Acquiring Fund” below and “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

So long as preferred shares are outstanding, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Dividend Reinvestment Plan

Generally, the terms of the dividend reinvestment plan (the “Plan”) for the Acquiring Fund and each Target Fund are identical. Under the Acquiring Fund’s Plan, you may elect to have all dividends, including any capital gain distributions, on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1) If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then-current market price; or

(2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the exchange on which the common shares are listed, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

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If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due on taxable dividends and distributions.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following tables show for the periods indicated: (i) the high and low sales prices for common shares reported as of the end of the day on the corresponding stock exchange of each Fund, (ii) the high and low net asset values of the common shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the common shares.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2014	$12.99	$12.20	$14.80	$14.27	(11.53)%	(14.82)%
October 2013	$12.80	$12.05	$14.51	$13.76	(10.32)%	(13.88)%
July 2013	$15.04	$12.55	$16.15	$14.17	(6.58)%	(12.18)%
April 2013	$15.74	$14.38	$16.15	$15.80	(2.54)%	(9.04)%
January 2013	$16.70	$15.34	$16.55	$16.02	3.65%	(4.60)%
October 2012	$16.54	$15.44	$16.12	$15.81	2.87%	(3.68)%
July 2012	$15.93	$14.80	$16.07	$15.32	(0.62)%	(5.48)%
April 2012	$15.15	$14.02	$15.39	$15.02	(0.72)%	(6.91)%
January 2012	$15.06	$13.29	$15.37	$14.43	(1.44)%	(8.47)%
October 2011	$13.47	$12.82	$14.67	$14.25	(6.91)%	(11.53)%
July 2011	$13.49	$12.64	$14.23	$13.61	(4.95)%	(9.28)%
April 2011	$12.70	$12.30	$13.61	$13.25	(5.09)%	(8.75)%

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	Investment Quality
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2014	$13.19	$12.26	$14.67	$14.14	(8.74)%	(13.48)%
October 2013	$13.00	$12.32	$14.38	$13.68	(7.98)%	(11.89)%
July 2013	$15.34	$12.76	$15.85	$14.10	(2.85)%	(9.92)%
April 2013	$15.74	$14.60	$15.88	$15.58	(0.82)%	(6.29)%
January 2013	$16.24	$15.13	$16.17	$15.72	2.09%	(4.00)%
October 2012	$16.25	$15.51	$15.77	$15.50	3.11%	(0.96)%
July 2012	$15.91	$14.80	$15.67	$15.31	2.05%	(3.71)%
April 2012	$15.15	$14.02	$15.32	$14.99	(0.46)%	(6.72)%
January 2012	$15.01	$13.75	$15.31	$14.39	(1.83)%	(5.19)%
October 2011	$13.69	$12.82	$14.65	$14.26	(4.20)%	(11.53)%
July 2011	$13.59	$12.77	$14.25	$13.69	(4.38)%	(8.21)%
April 2011	$12.78	$12.47	$13.69	$13.32	(4.57)%	(7.90)%

	Premium Income
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2014	$13.46	$12.70	$14.98	$14.46	(7.75)%	(12.59)%
October 2013	$13.57	$12.91	$14.75	$14.07	(6.17)%	(10.76)%
July 2013	$16.26	$13.37	$16.32	$14.49	0.06%	(8.43)%
April 2013	$16.83	$15.24	$16.37	$16.04	2.87%	(5.05)%
January 2013	$17.71	$16.47	$16.69	$16.21	7.01%	1.42%
October 2012	$17.36	$16.02	$16.32	$16.03	7.11%	(0.87)%
July 2012	$16.31	$15.60	$16.25	$15.86	2.77%	(1.76)%
April 2012	$15.87	$14.69	$15.94	$15.56	0.44%	(5.77)%
January 2012	$15.79	$14.55	$15.92	$14.96	1.05%	(3.19)%
October 2011	$14.62	$13.02	$15.21	$14.81	(2.47)%	(13.43)%
July 2011	$14.38	$13.54	$14.79	$14.23	(2.52)%	(6.71)%
April 2011	$13.60	$12.91	$14.22	$13.86	(2.65)%	(8.11)%

	Dividend Advantage 2
	Market Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 2014	$12.60	$11.76	$14.43	$13.84	(10.89)%	(15.25)%
October 2013	$12.67	$11.69	$14.10	$13.31	(9.47)%	(13.21)%
July 2013	$15.46	$12.30	$15.75	$13.71	(1.28)%	(11.32)%
April 2013	$16.84	$14.77	$15.73	$15.38	7.19%	(3.97)%
January 2013	$17.34	$15.83	$16.10	$15.60	8.71%	0.63%
October 2012	$17.45	$15.55	$15.67	$15.39	11.93%	(0.19)%
July 2012	$17.25	$15.36	$15.58	$15.23	12.81%	0.39%
April 2012	$15.83	$14.08	$15.28	$14.94	3.87%	(6.01)%
January 2012	$15.54	$13.85	$15.27	$14.33	1.77%	(3.82)%
October 2011	$13.76	$12.50	$14.58	$14.21	(4.11)%	(13.37)%
July 2011	$13.59	$12.64	$14.20	$13.60	(3.75)%	(8.22)%
April 2011	$12.79	$12.32	$13.60	$13.28	(4.20)%	(8.64)%

On April 7, 2014, the closing sale prices of the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 common shares were $[        ], $[        ], $[        ] and $[        ],

46

respectively. These prices represent discounts to net asset value for the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 of [        ]%, [        ]%, [        ]% and [        ]%, respectively.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund common shares will trade at a premium or discount to net asset value following the Reorganizations, or what the extent of any such premium or discount might be.

Description of VRDP Shares to Be Issued by the Acquiring Fund

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of each of Investment Quality and Premium Income into the Acquiring Fund (the “New VRDP Shares”) will be substantially identical, as of the closing of the Reorganization, to the outstanding Target Fund VRDP Shares for which they are exchanged. The aggregate liquidation preference of each series of New VRDP Shares will equal the aggregate liquidation preference of the corresponding series of Target Fund VRDP Shares immediately prior to the closing of the Reorganizations. In addition, the terms of the New VRDP Shares will be substantially similar to the terms of the Outstanding VRDP Shares of the Acquiring Fund.

The outstanding VRDP Shares of each Target Fund had a 30-year final mandatory redemption date as of their date of original issue, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. Each series of New VRDP Shares will have the same mandatory redemption date as the corresponding series of Target Fund VRDP Shares exchanged therefor. Holders of New VRDP Shares will have the right to give notice on any business day to tender the securities for remarketing in seven days. The New VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the New VRDP Shares.

The statement establishing and fixing the rights and preferences (the “Statement”) for each series of New VRDP Shares generally requires that the Acquiring Fund maintain a purchase agreement. Pursuant to the applicable purchase agreement, the New VRDP Shares of each series will have the benefit of an unconditional demand feature provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The purchase agreement requires the liquidity provider to purchase from holders all New VRDP Shares of the applicable series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding New VRDP Shares of the applicable series prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase New VRDP Shares pursuant to the purchase agreement will run to the benefit of the holders of New VRDP Shares of the applicable series and will be unconditional and irrevocable, and as such the short-term ratings assigned to the New VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider entered into a purchase agreement with respect to the applicable series of Target Fund VRDP Shares, subject to periodic extension by agreement with the respective Fund. The

47

initial term of the purchase agreement with the liquidity provider for each series of New VRDP Shares is expected to be no less than the remaining term immediately prior to the Reorganizations of the applicable purchase agreement with respect to the corresponding series of Target Fund VRDP Shares exchanged therefor.

Prior to the final mandatory redemption date for each series of New VRDP Shares, the New VRDP Shares of such series will be subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. New VRDP Shares may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the Statement and fee agreement with the liquidity provider for each series of New VRDP Shares, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of New VRDP Shares of a series as is necessary to achieve compliance with the applicable requirement, if the Acquiring Fund fails to maintain (i) the minimum asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider with respect to such series or (ii) the VRDP basic maintenance amount prescribed by the applicable rating agencies then rating the New VRDP Shares of such series, and such failures are not cured by the applicable cure date. In the event of changes in, or elimination of, any or all long-term ratings of a series of New VRDP Shares, the requirement to effect a mandatory redemption after the applicable cure date upon a failure to maintain the VRDP basic maintenance amount for such series may be changed or eliminated.

The New VRDP Shares will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Each series of New VRDP Shares will rank on a parity with each other and with the other preferred shares of the Acquiring Fund, including the Outstanding VRDP Shares and the Acquiring Fund MTP Shares (as defined below), as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

In September 2013, following the completion of a broad review of ratings of all market value securities, including preferred shares issued by closed-end funds, S&P published updated criteria for rating preferred shares issued by closed-end funds. As a result, the preferred shares of a number of municipal and equity closed-end funds were put on CreditWatch negative by S&P. Shares placed on CreditWatch negative are subject to the risk of potential downgrade due to the change in criteria when S&P takes final ratings action, which is not expected to occur until after March 2014. A Fund may fail to satisfy new or revised ratings criteria of a rating agency in the future and the consequences of such event cannot yet be determined.

The Acquiring Fund (as is currently the case for each of the Funds with VRDP Shares outstanding) will not be required under the respective Statements to maintain any particular long-term

48

ratings for the VRDP Shares and may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for any series of VRDP Shares without replacement, in either case without the approval of holders of VRDP Shares or other shareholders of the Acquiring Fund.

The Acquiring Fund, Investment Quality and Premium Income originally issued VRDP Shares in privately negotiated offerings during August 2013, August 2010, and August 2010, respectively. Proceeds of each offering were used to redeem all of the respective Fund’s then-outstanding MTP Shares or auction rate preferred shares, as applicable. Each of Investment Quality and Premium Income exchanged all of its Series 1 VRDP Shares for Series 2 VRDP Shares in privately negotiated exchanges in April 2013. The VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

Description of MTP Shares to Be Issued by the Acquiring Fund

The following is a brief description of the terms of the MTP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of Dividend Advantage 2 into the Acquiring Fund (the “Acquiring Fund MTP Shares”). The terms of the Acquiring Fund MTP Shares will be substantially identical, as of the time of the exchange, to the outstanding MTP Shares of Dividend Advantage 2 for which they are exchanged. The MTP Shares of Dividend Advantage 2 will be exchanged for new series of Acquiring Fund MTP Shares having the same fixed per annum dividend rate, mandatory redemption term and liquidation preference as the MTP Shares held by preferred shareholders of Dividend Advantage 2 immediately prior to the closing of the Reorganizations. Features of the preferred shares that vary over time, such as the optional redemption premium, will reflect the terms that are effectively in place as of the closing of the Reorganizations. The description set forth below assumes that the Reorganizations will be consummated and that the Acquiring Fund will issue Acquiring Fund MTP Shares to Dividend Advantage 2 pursuant to the Agreement. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Acquiring Fund’s Statement for the MTP Shares and the appendices thereto (the “MTP Statement”) attached as Appendix C to the Reorganization SAI. The Acquiring Fund MTP Shares will be issued pursuant to the MTP Statement and an appendix applicable to the series. Capitalized terms used but not defined herein have the meanings given them above or in the MTP Statement.

General

The Acquiring Fund’s Declaration of Trust authorizes the issuance of an unlimited number of preferred shares, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board without the approval of holders of common shares. On the Closing Date, the Acquiring Fund will issue to Dividend Advantage 2 that number of shares of Acquiring Fund MTP Shares equal to the number of shares of MTP Shares of Dividend Advantage 2 that are outstanding immediately prior to the closing of the Reorganizations. All Acquiring Fund MTP Shares will have a liquidation preference of $10 per share (the “Liquidation Preference”) plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared) on such shares. The aggregate liquidation preference of the Acquiring Fund MTP Shares received by Dividend Advantage 2 in connection with the Reorganizations will equal the aggregate liquidation preference of the MTP Shares held by preferred shareholders of Dividend Advantage 2 immediately prior to the closing of the Reorganizations. Upon issuance in accordance with the Agreement, the Acquiring Fund MTP Shares will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights

49

to cumulative voting. The Acquiring Fund MTP Shares will rank equally with each other and with any other series of preferred shares of the Acquiring Fund outstanding as of the Closing Date or that might be issued in the future, as to payment of dividends and the distribution of the Acquiring Fund’s assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund MTP Shares and all other preferred shares of the Acquiring Fund will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund may issue additional series of preferred shares in the future, including series that will be classified as MTP Shares, and any such series, together with the outstanding preferred shares, are herein collectively referred to as “preferred shares.” Except in certain limited circumstances, holders of MTP Shares will not receive certificates representing their ownership interest in such shares, and the MTP Shares will be represented by a global certificate to be held by the Securities Depository for the MTP Shares. The Depository Trust Company will initially act as Securities Depository with respect to the MTP Shares.

Dividends and Dividend Periods

General.    The following is a general description of dividends and dividend periods of MTP Shares. The holders of MTP Shares will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by, or under authority granted by, the Board, out of funds legally available for payment and in preference to dividends and distributions on common shares of the Acquiring Fund, calculated separately for each dividend period for such MTP Shares at the Dividend Rate (as defined below) for such MTP Shares in effect during such dividend period, on an amount equal to the Liquidation Preference for such MTP Shares. The Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends so declared and payable will be paid to the extent permitted under state law and the Acquiring Fund’s Declaration of Trust, and to the extent available, in preference to and priority over any dividend declared and payable on the common shares.

Fixed Dividend Rate.    Each series of MTP Shares has a “Fixed Dividend Rate” as set forth in the MTP Statement. The Fixed Dividend Rate for MTP Shares may be adjusted in certain circumstances, including a change in the credit rating of such MTP Shares and/or upon the occurrence of certain events resulting in a “Default Period” (as defined below) (the Fixed Dividend Rate as it may be adjusted is referred to as the “Dividend Rate”). The Acquiring Fund MTP Shares issued to Dividend Advantage 2 pursuant to the Agreement will have the same Fixed Dividend Rate as the outstanding Target Fund MTP Shares exchanged therefor.

Payment of Dividends and Dividend Periods.    Dividends on the MTP Shares will be payable monthly. The first dividend period for Acquiring Fund MTP Shares issued pursuant to the Agreement will commence on the Closing Date and end on the last day of the month including the Closing Date, and each subsequent dividend period will be a calendar month (or the portion thereof occurring prior to the redemption of such MTP Shares) (each, a “Dividend Period”). Dividends will be paid on the first Business Day of the month next following a Dividend Period and upon redemption of the MTP Shares, except that dividends paid with respect to any Dividend Period consisting of the month of December in any year will be paid on the last Business Day of December (each payment date, a “Dividend Payment Date”). Except for the first Dividend Period for the Acquiring Fund MTP Shares, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of MTP Shares as their names shall appear on the registration books of the Acquiring Fund at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding

50

Business Day). Dividends with respect to the first Dividend Period for the Acquiring Fund MTP Shares will be declared and paid to holders of record of such MTP Shares as their names appear on the registration books of the Acquiring Fund at the close of business on the 15th day of the month following the Closing Date or such later date as determined by the Board. Dividends payable on any MTP Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period for such shares or upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month. On account of the foregoing provisions, only the holders of MTP Shares on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of MTP Shares who sell shares before such a record date and purchasers of MTP Shares who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such MTP Shares.

Adjustment to Fixed Dividend Rate—Ratings.    So long as MTP Shares of a series are rated on any date AAA by S&P, Aaa by Moody’s or AAA by Fitch, the Dividend Rate shall be equal to the Fixed Dividend Rate. If the highest credit rating assigned on any date to outstanding MTP Shares by any of S&P, Moody’s or Fitch is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding MTP Shares for such date will be computed or adjusted by multiplying the Fixed Dividend Rate by the applicable percentage (expressed as a decimal) set forth opposite the applicable highest credit rating so assigned on such date to such outstanding MTP Shares by any such rating agency as set forth in the table below.

Dividend Rate Adjustment Schedule

S&P	Moody’s	Fitch	Applicable Percentage
AA+ to AA-	Aa1 to Aa3	AA+ to AA-	110%
A+ to A-	A1 to A3	A+ to A-	125%
BBB+ to BBB-	Baa1 to Baa3	BBB+ to BBB-	150%
BB+ and lower	Ba1 and lower	BB+ and lower	200%

If no rating agency is rating an outstanding series of MTP Shares, the Dividend Rate applicable to the MTP Shares of such series for such date shall be adjusted by multiplying the Fixed Dividend Rate for such shares by 200%. The Board of the Acquiring Fund has the right to terminate the designation of any of S&P, Moody’s and Fitch as a rating agency of MTP Shares, provided that at least one rating agency continues to maintain a rating with respect to the MTP Shares. In such event, any rating of such terminated rating agency, to the extent it would have been taken into account in any of the provisions of the Acquiring Fund MTP Shares that are described in this Joint Proxy Statement/Prospectus or included in the MTP Statement, will be disregarded, and only the ratings of the then-designated Rating Agencies (as defined below) will be taken into account. If a rating agency replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Fixed Dividend Rate.

Adjustment to Fixed Dividend Rate—Default Period.    The Dividend Rate will be adjusted to the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to MTP Shares will commence on a date the Acquiring Fund fails to deposit with

51

the Redemption and Paying Agent by 12:00 noon, New York City time, on the (i) applicable Dividend Payment Date, Deposit Securities (as defined below) sufficient to pay the full amount of any dividend on Acquiring Fund MTP Shares payable on such Dividend Payment Date (a “Dividend Default”) or (ii) applicable Redemption Date (as defined below), Deposit Securities sufficient to pay the full amount of the redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, referred to as a “Default”). Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. The Redemption and Paying Agent for MTP Shares will be State Street Bank and Trust Company, Canton, Massachusetts. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the applicable Dividend Rate in effect on such day plus five percent (5%) per annum. No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to the willful failure of the Acquiring Fund) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Mechanics of Payment of Dividends.    Not later than 12:00 noon, New York City time, on a Dividend Payment Date, the Acquiring Fund is required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of (i) cash or cash equivalents; (ii) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States (“U.S. Government Obligations”); (iii) securities that constitute municipal securities as described in this Joint Proxy Statement/Prospectus, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of income that is exempt from federal income taxes (“Municipal Obligations”) that have credit ratings from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Obligations with substantially similar terms; (iv) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act and certain similar investment vehicles that invest in Municipal Obligations, U.S. Government Obligations or any combination thereof; or (v) any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date, preceding the relevant Redemption Date, Dividend Payment Date or other payment date. The Acquiring Fund does not intend to establish any reserves for the payment of dividends. All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of MTP Shares. Dividends will be paid by the Redemption and Payment Agent to the holders of Acquiring Fund MTP Shares as their names appear on the registration books of the Acquiring Fund. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Acquiring

52

Fund MTP Shares as their names appear on the registration books of the Acquiring Fund on such date, not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any MTP Shares which may be in arrears. See “—Adjustment to Fixed Dividend Rate—Default Period.” Upon failure to pay dividends for at least two years, the holders of MTP Shares will acquire certain additional voting rights. See “—Voting Rights” below. Such rights shall be the exclusive remedy of the holders of MTP Shares upon any failure to pay dividends on MTP Shares.

Distributions with Respect to Taxable Allocations

Holders of MTP Shares will be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, additional distributions payable with respect to Taxable Allocations (as defined below) that are paid with respect to such shares in accordance with one of the procedures described in the following three paragraphs as set forth below.

Each year, the Acquiring Fund will allocate exempt interest dividends, ordinary income dividends and capital gain distributions between its common shares and preferred shares in proportion to the total dividends paid to each class during such year. The Acquiring Fund may provide notice to the Redemption and Paying Agent prior to the commencement of any Dividend Period for MTP Shares of the amount of a Taxable Allocation that will be made in respect of such MTP Shares for such Dividend Period (a “Notice of Taxable Allocation”). Such Notice of Taxable Allocation will state the amount of the dividends payable in respect of MTP Shares for such Dividend Period that will be treated as a Taxable Allocation and the amount of any Additional Amount Payments (as defined below) to be paid in respect of such Taxable Allocation. If the Acquiring Fund provides a Notice of Taxable Allocation with respect to dividends payable on MTP Shares for a Dividend Period, the Acquiring Fund will, in addition to and in conjunction with the payment of such dividends payable, make a supplemental distribution in respect of each MTP Share for such Dividend Period of an additional amount equal to the Additional Amount Payment payable in respect of the Taxable Allocation paid on such MTP Share for such Dividend Period. In general, the Acquiring Fund intends to provide Notices of Taxable Allocations as contemplated by this paragraph.

If the Acquiring Fund does not provide a Notice of Taxable Allocation as provided above with respect to a Taxable Allocation that is made in respect of MTP Shares, the Acquiring Fund may make one or more supplemental distributions on such MTP Shares equal to the amount of such Additional Amount Payment. Any such supplemental distribution in respect of such shares may be declared and paid on any date, without reference to any regular Dividend Payment Date, to the holders of such preferred shares as their names appear on the registration books of the Acquiring Fund on such date, not exceeding 15 calendar days preceding the payment date of such supplemental distribution, as may be fixed by the Board.

If in connection with a redemption of MTP Shares, the Acquiring Fund makes a Taxable Allocation without having either given advance notice thereof or made one or more supplemental distributions as described above, the Acquiring Fund will direct the Redemption and Paying Agent to send an Additional Amount Payment in respect of such Taxable Allocation to each holder of such shares at such holder’s address as the same appears or last appeared on the record books of the Acquiring Fund.

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The Acquiring Fund will not be required to pay Additional Amount Payments with respect to any Acquiring Fund MTP Shares with respect to any net capital gains or other taxable income determined by the IRS to be allocable in a manner different from the manner used by the Acquiring Fund.

The term “Taxable Allocation” as used above means, with respect to MTP Shares, the allocation of any net capital gains or other income taxable for federal income tax purposes to a dividend paid in respect of such shares. The term “Additional Amount Payment” means a payment to a holder of MTP Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Additional Amount Payment relates, would cause such holder’s dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Additional Amount Payment to be equal to the dollar amount of the dividends that would have been received by such holder if the amount of such aggregate Taxable Allocations would have been excludable (for federal income tax purposes) from the gross income of such holder. Such Additional Amount Payment will be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of Acquiring Fund MTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Acquiring Fund; and (iii) assuming that each Taxable Allocation and each Additional Amount Payment (except to the extent such Additional Amount Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code) would be taxable in the hands of each holder of MTP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Additional Amount Payment is paid.

Restrictions on Dividend, Redemption and Other Payments

No full dividends and distributions will be declared or paid on MTP Shares for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of preferred shares (including shares of series of MTP Shares) have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of preferred shares. If full cumulative dividends and distributions due have not been declared and paid on all outstanding shares of preferred shares of any series, any dividends and distributions being declared and paid on MTP Shares will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of preferred shares on the relevant dividend payment date. No holders of MTP Shares will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the MTP Statement.

For so long as any preferred shares are outstanding, the Acquiring Fund will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in common shares of the Acquiring Fund) in respect of the common shares of the Acquiring Fund, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such common shares, or (z) pay any proceeds of the liquidation of the Acquiring Fund in respect of such common shares, unless, in each case, (A) immediately thereafter, the Acquiring Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act, (B) all cumulative dividends and distributions of shares of all series of MTP Shares of the Acquiring Fund and all other series of preferred shares

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ranking on a parity with the MTP Shares due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such preferred shares for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) the Acquiring Fund shall have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding MTP Shares of any series to be redeemed pursuant to a Term Redemption or Asset Coverage or Effective Leverage Mandatory Redemption (as those terms are defined below) resulting from the failure to comply with the Asset Coverage or Effective Leverage Ratio as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, the Acquiring Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and other series of preferred shares ranking on a parity with MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Acquiring Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of preferred shares for which all accumulated and unpaid dividends and distributions have not been paid.

Under the 1940 Act, the Acquiring Fund may not (i) declare any dividend with respect to any preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any borrowings of the Acquiring Fund that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the preferred shares or purchase or redeem preferred shares if at the time of the declaration or redemption (and after giving effect thereto), asset coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares). The MTP Statement provides for a higher Asset Coverage (as defined for purposes of the MTP Shares) of at least 225% instead of 200%. “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include the Acquiring Fund’s obligations under any borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, or any extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case

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where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Acquiring Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. Pursuant to its fundamental policies, the Acquiring Fund may not issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes. For purposes of determining whether the 200% and 300% statutory asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of preferred shares, such asset coverages may be determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If the Acquiring Fund fails to maintain Asset Coverage of at least 225% as of the close of business on each Business Day, MTP Shares may become subject to mandatory redemption as provided below. Asset Coverage means “asset coverage” of a class of senior security which is a stock, as defined for purposes of Section 18(h) of the 1940 Act as in effect on the date of the MTP Statement, determined on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination. For purposes of this determination, no MTP Shares or other preferred shares shall be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either (A) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such preferred shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for such preferred shares and the requisite notice of redemption for such preferred shares (or the portion thereof to be redeemed) shall have been given or (B) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such preferred shares) to pay the full redemption price for such preferred shares (or the portion thereof to be redeemed) shall have been segregated by the Acquiring Fund and its custodian from the assets of the Acquiring Fund in the same manner as described under “—Term Redemption Liquidity Account and Liquidity Requirement” below with respect to the Liquidity Requirement applicable to the Acquiring Fund MTP Shares. In such event, the Deposit Securities or other sufficient funds so deposited or segregated shall not be included as assets of the Acquiring Fund for purposes of the computation of Asset Coverage.

Effective Leverage Ratio

For so long as MTP Shares of a series are outstanding, if the Acquiring Fund’s Effective Leverage Ratio exceeds 50% as of the close of business on any Business Day, the MTP Shares may become subject to mandatory redemption as provided below. The “Effective Leverage Ratio” on any date means the quotient of the sum of (A) the aggregate liquidation preference of the Acquiring Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, any such senior securities for which the Acquiring Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; (B) the aggregate principal amount of the Acquiring Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (C) the aggregate principal amount of floating rate securities not owned by the Acquiring Fund that correspond to the associated inverse floating rate securities owned by the Acquiring Fund; divided by the sum of (A) the market value (determined in accordance with the Acquiring Fund’s valuation procedures)

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of the Acquiring Fund’s total assets (including amounts attributable to senior securities), less the amount of the Acquiring Fund’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness, including floating rate securities) and (B) the aggregate principal amount of floating rate securities not owned by the Acquiring Fund that correspond to the associated inverse floating rate securities owned by the Acquiring Fund.

Term Redemption

The Acquiring Fund shall redeem all the shares of each series of MTP Shares on the date specified for that series in the MTP Statement (the “Term Redemption Date”), at a redemption price equal to the Liquidation Preference per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Term Redemption Price”). The Term Redemption Date of the Acquiring Fund MTP Shares issued in connection with the Reorganizations will be [November 1, 2015].

Mandatory Redemption for Asset Coverage and Effective Leverage Ratio

Asset Coverage.    If the Acquiring Fund fails to have Asset Coverage of at least 225% as provided in the MTP Statement on any Business Day on which such Asset Coverage is required to be calculated and such failure is not cured as of the close of business on the date that is 30 calendar days following such Business Day (the “Asset Coverage Cure Date”), the Acquiring Fund shall, to the extent permitted by the 1940 Act and Massachusetts law, fix a redemption date and proceed to redeem the number of shares of preferred shares as described below in accordance with the terms of such preferred shares. In the case of the MTP Shares, the redemption price is equal to the Liquidation Preference per share plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption by the Board (the “Mandatory Redemption Price”). The Acquiring Fund will redeem out of funds legally available the number of shares of preferred shares (which may include at the sole option of the Acquiring Fund any number or proportion of MTP Shares) equal to the lesser of (i) the minimum number of shares of MTP Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Acquiring Fund having Asset Coverage of at least 230% and (ii) the maximum number of shares of MTP Shares that can be redeemed out of funds expected to be legally available in accordance with the Acquiring Fund’s Declaration of Trust and applicable law. Notwithstanding the foregoing sentence, in the event that shares of MTP Shares are redeemed pursuant to the MTP Statement, the Acquiring Fund may at its sole option, but is not required to, redeem a sufficient number of MTP Shares that, when aggregated with other shares of preferred shares redeemed by the Acquiring Fund, permits the Acquiring Fund to have with respect to the shares of preferred shares (including MTP Shares) remaining outstanding after such redemption, Asset Coverage on such Asset Coverage Cure Date of up to and including 285%. The Acquiring Fund will effect a redemption on the date fixed by the Acquiring Fund, which date will not be later than 30 calendar days after the Asset Coverage Cure Date, except that if the Acquiring Fund does not have funds legally available for the redemption of all of the required number of MTP Shares and other shares of preferred shares that have been designated to be redeemed or the Acquiring Fund otherwise is unable to effect such redemption on or prior to 30 calendar days after the Asset Coverage Cure Date, the Acquiring Fund will redeem those MTP Shares and other shares of preferred shares that it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding MTP Shares are to be redeemed pursuant to the Asset Coverage mandatory redemption provisions above, the MTP Shares to be redeemed will be selected either (i) pro rata among MTP Shares, (ii) by lot or (iii) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable.

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Effective Leverage Ratio.    If the Acquiring Fund fails to comply with the Effective Leverage Ratio (as defined above) requirement as of the close of business on any Business Day on which such compliance is required to be determined and such failure is not cured as of the close of business on a date that is 30 calendar days following such Business Day (the “Effective Leverage Ratio Cure Date”), the Acquiring Fund will within 30 days following the Effective Leverage Ratio Cure Date cause the Effective Leverage Ratio not to exceed 50% by (A) engaging in transactions involving or relating to the floating rate securities not owned by the Acquiring Fund and/or the inverse floating rate securities owned by the Acquiring Fund, including the purchase, sale or retirement thereof, (B) to the extent permitted by the 1940 Act and Massachusetts law, redeeming in accordance with the Acquiring Fund’s Declaration of Trust a sufficient number of shares of preferred shares, which at the Acquiring Fund’s sole option may include any number or proportion of MTP Shares, or (C) engaging in any combination of the actions contemplated by clauses (A) and (B). Any MTP Shares so redeemed will be redeemed at a price per share equal to the Mandatory Redemption Price. On the Redemption Date for a redemption contemplated by clause (B) in the paragraph above, the Acquiring Fund will not redeem more than the maximum number of shares of preferred shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Acquiring Fund’s Declaration of Trust and applicable law. If the Acquiring Fund is unable to redeem the required number of MTP Shares and other shares of preferred shares that have been designated to be redeemed in accordance with clause (B) in the paragraph above due to the unavailability of legally available funds, the Acquiring Fund will redeem those MTP Shares and other shares of preferred shares that it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

If fewer than all of the outstanding MTP Shares of a series are to be redeemed pursuant to the mandatory redemption provisions above, the number of MTP Shares of such series to be redeemed will be selected either (A) pro rata among the outstanding MTP Shares of such series, (B) by lot or (C) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable.

Optional Redemption.    The period from the date of the original issue to the date that the MTP Shares are subject to an optional redemption, if any, is referred to herein as the “Non-Call Period.” On any Business Day following the expiration of the Non-Call Period for MTP Shares or on any Business Day during any period during which the MTP Shares are rated A+ or lower by S&P, A1 or lower by Moody’s and A+ or lower by Fitch (a “Rating Downgrade Period”) for MTP Shares, including a Business Day during the Non-Call Period for such MTP Shares (any such Business Day, an “Optional Redemption Date”), the Acquiring Fund may redeem in whole or from time to time in part outstanding MTP Shares, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Acquiring Fund, but excluding interest thereon), plus the applicable Optional Redemption Premium per share (the “Optional Redemption Price”). For the Acquiring Fund MTP Shares issued to Dividend Advantage 2 in connection with the Reorganizations, the Non-Call Period is not applicable so that the terms of the Acquiring Fund MTP Shares are substantially identical, as of the time of the exchange, to the outstanding MTP Shares of Dividend Advantage 2 for which they are exchanged. The “Optional Redemption Premium” with respect to each MTP Share will be an amount equal to 0.00% of the Liquidation Preference. If fewer than all of the outstanding shares of a series of MTP Shares are to be redeemed pursuant to the optional redemption provisions above, the shares of such series of MTP Shares to be redeemed will be selected either (i) pro rata among such series of MTP Shares, (ii) by lot or (iii) in such other manner as the Board of the Acquiring Fund may determine to be fair and equitable. Subject to the provisions of the MTP Statement and applicable law, the Acquiring Fund’s Board will have the full power and authority to

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prescribe the terms and conditions upon which MTP Shares will be redeemed from time to time. The Acquiring Fund may not on any date deliver a notice of redemption to redeem any MTP Shares pursuant to the optional redemption provisions described above unless on such date the Acquiring Fund has available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a Market Value not less than the amount (including any applicable premium) due to holders of Acquiring Fund MTP Shares by reason of the redemption of such MTP Shares on such Optional Redemption Date.

Redemption Procedures.    The Acquiring Fund will file a notice of its intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If the Acquiring Fund shall determine or be required to redeem, in whole or in part, MTP Shares of a series, it will deliver a notice of redemption (a “Notice of Redemption”) by overnight delivery, by first-class mail, postage prepaid or by electronic means to the holders of such MTP Shares to be redeemed, or request the Redemption and Paying Agent, on behalf of the Acquiring Fund, to promptly do so by overnight delivery, by first-class mail or by electronic means. A Notice of Redemption will be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each Notice of Redemption will state: (i) the Redemption Date; (ii) the series and number of MTP Shares to be redeemed; (iii) the CUSIP number(s) of such MTP Shares; (iv) the applicable Redemption Price of MTP Shares to be redeemed on a per share basis; (v) if applicable, the place or places where the certificate(s) for such MTP Shares (properly endorsed or assigned for transfer, if the Board of the Acquiring Fund will so require and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on MTP Shares to be redeemed will cease to accumulate from and after the Redemption Date; and (vii) the provisions of the MTP Statement under which such redemption is made. If fewer than all MTP Shares held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of MTP Shares to be redeemed from such holder or the method of determining such number. The Acquiring Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the MTP Statement that such redemption is subject to one or more conditions precedent and that the Acquiring Fund will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If the Acquiring Fund gives a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Acquiring Fund), the Acquiring Fund will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value at the time of deposit no less than the redemption price of the Acquiring Fund MTP Shares to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of Acquiring Fund MTP Shares called for redemption on the Redemption Date. The Acquiring Fund may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment will be available at the opening of business on the Redemption Date as same-day funds. Notwithstanding the foregoing, if the Redemption Date is the Term Redemption Date, then such deposit of Deposit Securities (which may come in whole or in part from the Term Redemption Liquidity Account described below) will be made no later than 15 calendar days prior to the Term Redemption Date.

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Upon the date of the deposit of Deposit Securities by the Acquiring Fund for purposes of redemption of MTP Shares, all rights of the holders of MTP Shares so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, Mandatory Redemption Price or Optional Redemption Price thereof, as applicable (any of the foregoing referred to herein as the “Redemption Price”), and such MTP Shares shall no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends thereon in accordance with the terms of the MTP Shares up to (but excluding) the applicable Redemption Date). The Acquiring Fund will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of MTP Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to the Acquiring Fund, after which the holders of MTP Shares so called for redemption shall look only to the Acquiring Fund for payment of the Redemption Price. The Acquiring Fund will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

On or after a Redemption Date, each holder of MTP Shares in certificated form (if any) that are subject to redemption will surrender the certificate(s) evidencing such Acquiring Fund MTP Shares to the Acquiring Fund at the place designated in the Notice of Redemption and will then be entitled to receive the Redemption Price, without interest, and in the case of a redemption of fewer than all MTP Shares represented by such certificate(s), a new certificate representing MTP Shares that were not redeemed.

Notwithstanding the other redemption provisions described herein, except as otherwise required by law, the Acquiring Fund will not redeem any MTP Shares unless all accumulated and unpaid dividends and distributions on all outstanding MTP Shares and shares of other series of preferred shares ranking on a parity with the MTP Shares with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Acquiring Fund) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such preferred shares) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent as set forth herein, provided that the Acquiring Fund will not be prevented from the purchase or acquisition of outstanding MTP Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding MTP Shares and any other series of preferred shares for which all accumulated and unpaid dividends and distributions have not been paid.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds of the Acquiring Fund in accordance with the Acquiring Fund’s Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if the Acquiring Fund has failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any preferred shares, dividends may be declared and paid on such preferred shares in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such preferred shares shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

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The Acquiring Fund may, in its sole discretion and without a shareholder vote, modify the redemption procedures with respect to notification of redemption for the MTP Shares, provided that such modification does not materially and adversely affect the holders of MTP Shares or cause the Acquiring Fund to violate any applicable law, rule or regulation.

Term Redemption Liquidity Account and Liquidity Requirement

On or prior to the Liquidity Account Initial Date for each series of MTP Shares, the Acquiring Fund will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with its custodian’s normal procedures, from the other assets of the Acquiring Fund (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Acquiring Fund that is rated not less than A3 by Moody’s, A- by S&P, A by Fitch or an equivalent rating by any other NRSRO (each, a “Liquidity Account Investment” and collectively, the “Liquidity Account Investments”) with a Market Value (as defined in the MTP Statement) equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such MTP Shares. The “Term Redemption Amount” for MTP Shares is equal to the Term Redemption Price to be paid on the Term Redemption Date, based on the number of MTP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. The Liquidity Account Initial Date for the Acquiring Fund MTP Shares issued to Dividend Advantage 2 pursuant to the Agreement will be [May 1, 2015].

If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for MTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Acquiring Fund will cause the custodian and the investment adviser to take all such necessary actions, including segregating assets of the Acquiring Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day. With respect to assets of the Acquiring Fund segregated as Liquidity Account Investments with respect to the MTP Shares, the Adviser and/or the Sub-Adviser, on behalf of the Acquiring Fund, will be entitled to instruct the custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments not so segregated, so long as (i) the assets of the Acquiring Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value (as defined in the MTP Statement) equal to 110% of the Term Redemption Amount and (ii) the assets of the Acquiring Fund segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) (as set forth below) that is applicable to such date. The Acquiring Fund will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances. The Market Value of the Deposit Securities held in the Term Redemption Liquidity Account for the MTP Shares, from and after the 15th day of the calendar month that is the number of months preceding the month of the Term Redemption Date specified in the table set forth below, will

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not be less than the percentage of the Term Redemption Amount for the Acquiring Fund MTP Shares set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions described below:

Number of Months Preceding	Value of Deposit Securities as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

If the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account for the MTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement for such Business Day, then the Acquiring Fund will cause the segregation of additional or substitute Deposit Securities in respect of the Term Redemption Liquidity Account, so that the aggregate Market Value of the Deposit Securities included in the Term Redemption Liquidity Account is at least equal to the Liquidity Requirement not later than the close of business on the next succeeding Business Day. The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Acquiring Fund, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Acquiring Fund with the Redemption and Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MTP Shares on the Term Redemption Date, the requirement of the Acquiring Fund to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, the holders of MTP Shares will be entitled to receive out of the assets of the Acquiring Fund available for distribution to shareholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the common stock, a liquidation distribution equal to the Liquidation Preference of $10 per share, plus an amount equal to all unpaid dividends and distributions accumulated to (but excluding) the date fixed for such distribution or payment (whether or not earned or declared by the Acquiring Fund, but excluding interest thereon), and such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. If, upon any liquidation, dissolution or winding up of the affairs of the Acquiring Fund, whether voluntary or involuntary, the assets of the Acquiring Fund available for distribution among the holders of all preferred shares, including any outstanding MTP Shares, shall be insufficient to permit the payment in full to such holders of MTP Shares of the Liquidation Preference plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of preferred shares, then the available assets shall be distributed among the holders of such MTP Shares and such other series of preferred shares ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Acquiring Fund whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding preferred share plus accumulated and unpaid dividends and distributions has been paid in full to the holders of preferred shares, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by the Acquiring Fund will be made by

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the Acquiring Fund in respect of, the common shares of the Acquiring Fund. Neither the sale of all or substantially all of the property or business of the Acquiring Fund, nor the merger, consolidation or reorganization of the Acquiring Fund into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Acquiring Fund will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the MTP Statement.

Voting Rights

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the MTP Statement, or as otherwise required by applicable law, each holder of MTP Shares will be entitled to one vote for each MTP Share held by such holder on each matter submitted to a vote of shareholders of the Acquiring Fund and the holders of outstanding preferred shares, including the MTP Shares, will vote with holders of common shares of the Acquiring Fund as a single class. Under applicable rules of the NYSE, the Acquiring Fund is currently required to hold annual meetings of shareholders. In addition, the holders of outstanding preferred shares, including the MTP Shares, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of common shares of the Acquiring Fund, to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including MTP Shares, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

Notwithstanding the foregoing, if (i) at the close of business on any dividend payment date for dividends on any outstanding preferred shares, including any outstanding MTP Shares, accumulated dividends (whether or not earned or declared) on the shares of preferred shares, including the MTP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (ii) at any time holders of any preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund (a period when either of the foregoing conditions exists, a “Voting Period”), then the number of members constituting the Board of the Acquiring Fund will automatically be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including the MTP Shares, as described above, would constitute a majority of the Board as so increased by such smallest number; and the holders of the preferred shares, including the MTP Shares, will be entitled as a class on a one-vote-per-share basis, to elect such additional trustees. The terms of office of the persons who are trustees at the time of that election will not be affected by the election of the additional trustees. If the Acquiring Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred shares, including MTP Shares, for all past dividend periods, or the Voting Period is otherwise terminated, (i) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred shares upon the further occurrence of any of the events described herein, and (ii) the terms of office of all of the additional trustees so elected will terminate automatically. Any preferred shares, including MTP Shares, issued after the date hereof will vote with MTP Shares as a single class on the matters described above, and the issuance of any other preferred shares, including MTP Shares, by the Acquiring Fund may reduce the voting power of the holders of MTP Shares.

As soon as practicable after the accrual of any right of the holders of preferred shares to elect additional trustees as described above, the Acquiring Fund will call a special meeting of such holders

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and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such preferred shares to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such preferred shares, a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If the Acquiring Fund fails to call such a special meeting, it may be called at the expense of the Acquiring Fund by any such holder on like notice. The record date for determining the holders of preferred shares entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares held during a Voting Period at which trustees are to be elected, such holders, voting as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Acquiring Fund), will be entitled to elect the number of additional trustees prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the MTP Statement, so long as any MTP Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of the holders of at least a majority of MTP Shares of all series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the Acquiring Fund’s Declaration of Trust or the MTP Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Acquiring Fund as described under the heading “—Issuance of Additional Preferred Shares” will not be considered to materially and adversely affect the rights and preferences of MTP Shares, and (ii) a division of an MTP Share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of MTP Shares. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of an MTP Share of such series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share (other than as a result of a division of an MTP Share). So long as any MTP Shares are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of at least 66 2/3% of the holders of MTP Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Acquiring Fund is solvent and does not foresee becoming insolvent.

Except as otherwise permitted by the terms of the MTP Statement, so long as any MTP Shares of a series are outstanding, the Acquiring Fund will not, without the affirmative vote or consent of the holders of at least a majority of the MTP Shares of such series outstanding at the time, voting as a separate class, amend, alter or repeal the provisions of the appendix to the MTP Statement relating to the MTP Shares of such series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power set forth in such appendix with respect to such MTP Shares or the holders thereof; provided, however, that (i) a change in the capitalization of the Acquiring Fund as described under the heading “—Issuance of Additional Preferred Shares” will not be considered to materially and adversely affect the rights and preferences of MTP Shares of such series, and (ii) a division of a preferred share will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of the MTP Shares of such series; and provided, further, that no amendment, alteration or repeal of the obligations of the Acquiring Fund to (x) pay the Term Redemption Price on the Term Redemption Date for the MTP Shares of such series or (y) accumulate dividends at the Dividend Rate for the MTP Shares of such

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series will be effected without, in each case, the prior unanimous vote or consent of the holders of the MTP Shares of such series. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of an MTP Share of a series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such MTP Share, or (ii) creates, alters or abolishes any right in respect of redemption of such MTP Share.

Under the terms of the MTP Statement, unless a higher percentage is provided for in the Acquiring Fund’s Declaration of Trust, the affirmative vote of the holders of at least a “majority of the outstanding shares of Preferred Shares,” including the MTP Shares outstanding at the time, voting as a separate class, will be required to (i) approve any conversion of the Acquiring Fund from a closed-end to an open-end investment company, (ii) approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of preferred shares or (iii) approve any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Shares” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

For purposes of determining any rights of the holders of MTP Shares to vote on any matter, whether such right is created by the MTP Statement, by the provisions of the Acquiring Fund’s Declaration of Trust, by statute or otherwise, no holder of MTP Shares will be entitled to vote any MTP Shares, and no MTP Shares will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such MTP Shares will have been given in accordance with the MTP Statement, and the Redemption Price for the redemption of such MTP Shares will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No MTP Shares held by the Acquiring Fund will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes. Notwithstanding anything herein to the contrary, the Rating Agency Guidelines discussed below, as they may be amended from time to time by the respective rating agency, may be amended by the respective rating agency without the vote, consent or approval of the Acquiring Fund, the Board of the Acquiring Fund and any holder of MTP Shares, or any other shareholder of the Acquiring Fund. Unless otherwise required by law or the Acquiring Fund’s Declaration of Trust, holders of MTP Shares will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the MTP Statement. The holders of MTP Shares will have no rights to cumulative voting. In the event that the Acquiring Fund fails to declare or pay any dividends on MTP Shares, the exclusive remedy of the holders will be the right to vote for additional trustees as discussed above; provided that the foregoing does not affect the obligation of the Acquiring Fund to accumulate and, if permitted by applicable law and the MTP Statement, pay dividends at the Default Rate as discussed above.

Rating Agencies

The Acquiring Fund will use commercially reasonable efforts to cause at least one Rating Agency to issue a credit rating with respect to each series of MTP Shares for so long as each series of MTP Shares is outstanding (which credit rating may consist of a credit rating on the MTP Shares generally or the preferred shares generally). “Rating Agency” means any of Moody’s, S&P or Fitch, as

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designated by the Board from time to time to be a Rating Agency for purposes of the MTP Statement. The Board has initially designated Moody’s, S&P and Fitch to be Rating Agencies. The Acquiring Fund will use commercially reasonable efforts to comply with any applicable Rating Agency Guidelines. Rating Agency Guidelines are guidelines of any Rating Agency, as they may be amended or modified from time to time, compliance with which is required to cause such Rating Agency to continue to issue a rating with respect to a series of MTP Shares for so long as such series is outstanding. The Board may elect to terminate the designation of any Rating Agency previously designated by the Board to act as a Rating Agency for purposes of the MTP Statement (provided that at least one Rating Agency continues to maintain a rating with respect to the MTP Shares), and may elect to replace any Rating Agency previously designated as a Rating Agency by the Board with any other Rating Agency not so designated at such time, if such replacement Rating Agency has at the time of such replacement (i) issued a rating for MTP Shares of such series and (ii) entered into an agreement with the Acquiring Fund to continue to issue such rating subject to the Rating Agency’s customary conditions. A copy of the current Rating Agency Guidelines will be provided to any holder of MTP Shares promptly upon request therefor made by such holder to the Acquiring Fund by writing the Acquiring Fund at 333 West Wacker Dr., Chicago, Illinois 60606.

In September 2013, following the completion of a broad review of ratings of all market value securities, including preferred shares issued by closed-end funds, S&P published updated criteria for rating preferred shares issued by closed-end funds. As a result, a number of preferred shares issued by many municipal and equity closed-end funds were put on CreditWatch negative. On December 23, 2013, S&P announced that it had placed the rating of the MTP Shares of Dividend Advantage 2 on CreditWatch negative. Shares placed on CreditWatch negative are subject to the risk of potential downgrade when S&P takes final ratings action, which is not expected to occur until after March 2014. As indicated above, the Acquiring Fund will use commercially reasonable efforts to cause at least one rating agency to issue a credit rating with respect to the MTP Shares for so long as the MTP Shares are outstanding, but the Acquiring Fund will not otherwise be required to maintain any particular long-term ratings for the MTP Shares and may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for the MTP Shares without replacement, in either case without the approval of holders of MTP Shares or other shareholders. Also, as described elsewhere herein, the fixed dividend rate on the MTP Shares will be subject to an increase in the event that ratings are downgraded below specified levels or if no rating agency is then rating the MTP Shares, but a downgrade by or removal of S&P alone would not have such effect.

Issuance of Additional Preferred Shares

So long as any MTP Shares are outstanding, the Acquiring Fund may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Acquiring Fund representing stock under Section 18 of the 1940 Act, ranking on a parity with MTP Shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Acquiring Fund, including additional series of MTP Shares, and authorize, issue and sell additional shares of any such series of preferred shares then outstanding or so established and created, including additional MTP Shares, in each case in accordance with applicable law, provided that the Acquiring Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof, including to the redemption of preferred shares with such proceeds, have Asset Coverage of at least 225%. The Acquiring Fund’s agreement with the liquidity provider for the VRDP Shares may require the Acquiring Fund to obtain the prior consent of the liquidity provider to any such issuance of additional preferred shares.

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Actions on Other than Business Days

Unless otherwise provided herein or in the MTP Statement, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The Board, without the vote of the holders of MTP Shares, may interpret, supplement or amend the provisions of the MTP Statement or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other preferred shares of the Acquiring Fund.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

Each of the Acquiring Fund and Dividend Advantage 2 is currently organized as a Massachusetts business trust. Each of Investment Quality and Premium Income is currently organized as a Minnesota corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

Each of the Acquiring Fund and Dividend Advantage 2 is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws, such as those of Delaware, provide.

Each of Investment Quality and Premium Income is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of

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incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for each of the Acquiring Fund and Dividend Advantage 2 contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for each of the Acquiring Fund and Dividend Advantage 2 contains such provisions.

Massachusetts Business Trusts

Each of the Acquiring Fund and Dividend Advantage 2 is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund and Dividend Advantage 2.

Shareholder Voting.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of each of the Acquiring Fund and Dividend Advantage 2 provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which only requires a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

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Election and Removal of Trustees.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of each of the Acquiring Fund and Dividend Advantage 2, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of each of the Acquiring Fund and Dividend Advantage 2 provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of Investment Quality and Premium Income are summarized below.

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Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes.

Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The articles of incorporation of each of Investment Quality and Premium Income contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. The MBCA and by-laws provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The by-laws of each of Investment Quality and Premium Income provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on an annual or other less frequent periodic basis at such date and time as the board of directors by resolution shall designate, except as otherwise required by the MBCA or by other applicable law. The by-laws also provide that a special meeting must be called at the written request, stating the purpose or purposes of the meeting, of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting. The articles of incorporation provide that a director may be removed from office only for cause and only by action of at least 66 2/3% of the outstanding shares of the class or classes of capital stock that elected such director. For purposes of the foregoing, “cause” requires willful misconduct, dishonesty, fraud or a felony conviction.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of each of Investment Quality and Premium Income do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or that involve an intentional or knowing violation of law, or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of each of Investment Quality and Premium Income provide such a limitation of director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each of Investment Quality and Premium Income do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be

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protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the articles of incorporation of each of Investment Quality and Premium Income, shareholders have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These rights, however, are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The Funds have similar investment objectives and policies. For each of the Acquiring Fund and Dividend Advantage 2, the investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of Investment Quality is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal securities, current income exempt from both regular federal and New Jersey income taxes, consistent with the Fund’s investment policies. Premium Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal securities, current income exempt from both regular federal income taxes and New Jersey personal income taxes, consistent with the Fund’s investment policies. The secondary investment objective of each of Investment Quality and Premium Income is the enhancement of portfolio value relative to the New Jersey municipal bond market through investments in tax-exempt New Jersey municipal securities that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. With the exception of the reference to “investment grade quality” in the primary investment objective of Investment Quality and the characterization of the investment objectives as “primary” and “secondary” components, the investment objectives of the Acquiring Fund and Dividend Advantage 2 are otherwise consistent with those of Investment Quality and Premium Income. (As described more fully below, it is a

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non-fundamental policy of each Fund to invest, under normal circumstances, at least 80% of its managed assets in investment grade securities.)

Each Fund’s investment objectives are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and of holders of a majority of the outstanding preferred shares also voting separately as a single class.

Investment Policies

The Funds have similar investment policies. It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the NRSROs that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s

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assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A to the Reorganization SAI.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for each of Investment Quality and Premium Income) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

Each Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by a Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. A Fund may not achieve its investment objectives during such periods. As of January 31, 2014, the average effective maturities of the portfolios of the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 were 13.82, 15.18, 14.72 and 15.63 years, respectively.

No Fund has established a limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal income tax law, and each

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Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Shares of a Fund therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of a Fund. The suitability of an investment in a Fund will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments. Special considerations apply to corporate investors. See “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal bonds of the types in which a Fund may invest directly. In addition, each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Each Fund may invest in inverse floating rate securities. With respect to Dividend Advantage 2, such investments may not exceed 15% of the Fund’s Managed Assets. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

With the exception of Dividend Advantage 2 which is non-diversified, each Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, each such Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the

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outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal or New Jersey income taxes and if the proportion of taxable investments exceeded 50% of a Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, see “Tax Matters—Federal Income Tax Matters” in the Reorganization SAI.

Portfolio Investments

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New Jersey income taxes. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Funds.

The municipal securities in which each Fund will invest are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable), is exempt from regular federal and New Jersey income taxes, although the interest may be subject to the federal alternative minimum tax. Each Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and New Jersey income taxes.

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The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    Each Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, each Fund will only purchase municipal securities representing lease obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until

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long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant

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downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to out-perform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust. With respect to Dividend Advantage 2, investments in inverse floating rate securities may not exceed 15% of the Fund’s Managed Assets.

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate

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earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed-Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund and, to the extent distributed, will be taxable to shareholders. A Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than

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securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Special Considerations Relating to New Jersey Municipal Securities

As described above, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in municipal securities that are exempt from New Jersey personal income tax. Each Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal securities. Information about factors affecting the economy of New Jersey can be found in the most recent offering statements relating to debt offerings of state and local issuers and other financial and demographic information. See also, Appendix C to this Joint Proxy Statement/Prospectus for a further discussion of factors affecting municipal securities in New Jersey. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Derivatives

General.    Each Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If a Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, such Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject

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to investment exposure on the notional amount of the swap. If a Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, such Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to such Fund. Interest rate swaps involve the exchange by a Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. A Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of each Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Adviser has claimed, with respect to each Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to each Fund. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which a Fund may employ futures, options on futures or swaps.

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Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which a Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile, and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Hedging Strategies

Each Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of a Fund’s investments. These hedging strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote “FOR” the approval of the Reorganization(s).

PROPOSAL NO. 2—APPROVAL OF ISSUANCE OF ADDITIONAL COMMON SHARES OF ACQUIRING FUND (COMMON SHAREHOLDERS OF THE ACQUIRING FUND)

In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund common shares and, subject to notice of issuance, list such shares on the NYSE MKT. In addition, the Acquiring Fund will issue VRDP Shares and MTP Shares. The Acquiring Fund will acquire substantially all of the assets of each Target Fund in exchange for newly issued Acquiring Fund common shares and newly issued Acquiring Fund preferred shares and the assumption of substantially all of the liabilities of each Target Fund. Each Target Fund will distribute Acquiring Fund common shares to its common shareholders and Acquiring Fund preferred shares to its preferred shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable

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state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations may benefit holders of the Acquiring Fund’s common shares and preferred shares due to the increased size of the combined Fund.

The aggregate net asset value of the Acquiring Fund common shares received by each Target Fund in connection with a Reorganization will equal the aggregate net asset value of the Target Fund common shares held by shareholders of such Target Fund as of the Valuation Time. Prior to the Valuation Time, the net asset value of each Target Fund and the Acquiring Fund will be reduced by the costs of the Reorganizations borne by such Fund. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders will receive cash in an amount equal to a pro rata share of the proceeds from the sale of such shares in the open market, which may be higher or lower than net asset value. The aggregate liquidation preference of the preferred shares issued by the Acquiring Fund in connection with a Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The Reorganizations will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganizations. As a result of the Reorganizations, common shareholders of the Funds will hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Target Fund individually. The Acquiring Fund will continue to operate following the Reorganizations as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund common shares, applicable NYSE MKT rules require shareholder approval of additional Acquiring Fund common shares to be issued in connection with the Reorganizations, and the Acquiring Fund’s Statement for the Outstanding VRDP Shares generally requires the common shareholders and preferred shareholders of the Acquiring Fund to vote together on matters submitted to a vote of shareholders.

Shareholder approval of the issuance of additional common shares of the Acquiring Fund requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal, with common and preferred shareholders of the Acquiring Fund voting together as a single class, and common shareholders of the Acquiring Fund voting separately, represent over 50% of the shares entitled to vote on the matter. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes represent shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganizations is contingent on the satisfaction or waiver of all closing conditions including approval of the proposals relating to the Reorganizations by each Target Fund’s shareholders and the Acquiring Fund’s preferred shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

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ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund’s declaration of trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s declaration of trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund’s declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund’s declaration of trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” shall not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the declaration of trust or statement establishing and fixing the rights and preferences of preferred shares adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund’s declaration of trust or the Acquiring Fund’s by-laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common

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shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund’s declaration of trust relating to such higher votes are in the best interests of the Acquiring Fund.

The Acquiring Fund’s declaration of trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund’s declaration of trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the Acquiring Fund’s by-laws require the Board be divided into three classes with staggered terms. This provision of the by-laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees. See the Reorganization SAI under “Management of the Funds.”

The provisions of the Acquiring Fund’s declaration of trust and by-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund’s declaration of trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

Reference should be made to the Acquiring Fund’s declaration of trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of

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common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VRDP Shares and MTP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including VRDP Shares and MTP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders, and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Description of Outstanding Acquiring Fund VRDP Shares

The Acquiring Fund currently has outstanding 450 VRDP Shares, par value $0.01 per share, with a liquidation preference per share of $100,000 (previously defined as the “Outstanding VRDP Shares”), which will remain outstanding following the completion of the Reorganizations. The Acquiring Fund initially issued VRDP Shares in a private offering during August 2013. Proceeds of the offering were used to redeem all of the Acquiring Fund’s then-outstanding MTP Shares. The VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The Outstanding VRDP Shares have a mandatory redemption date of August 3, 2043, subject to earlier redemption or repurchase by the Fund, and pay an adjustable dividend rate set weekly by the remarketing agent. Holders of the Outstanding VRDP Shares have the right to give notice on any

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business day to tender the securities for remarketing in seven days. The Outstanding VRDP Shares are also subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the Outstanding VRDP Shares.

The Outstanding VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all Outstanding VRDP Shares tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all Outstanding VRDP Shares prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite level of short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of the liquidity provider to purchase the Outstanding VRDP Shares pursuant to the purchase agreement runs to the benefit of the holders of the Outstanding VRDP Shares and is unconditional and irrevocable, and as such the short-term ratings assigned to the Outstanding VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. The liquidity provider entered into a purchase agreement with respect to the Outstanding VRDP Shares of the Acquiring Fund, subject to periodic extension by agreement with the Acquiring Fund.

Prior to the final mandatory redemption date of August 3, 2043, the Outstanding VRDP Shares are subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. Outstanding VRDP Shares may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but not excluding, the date fixed for redemption. Pursuant to the Statement and a fee agreement with the liquidity provider for the Outstanding VRDP Shares, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. The Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the applicable requirement, if the Acquiring Fund fails to maintain (i) the minimum VRDP asset coverage required under the 1940 Act and the Acquiring Fund’s agreement with the liquidity provider or (ii) the VRDP basic maintenance amount prescribe by the applicable rating agencies then rating the Outstanding VRDP Shares, and such failures are not cured by the applicable cure date. In the event of changes in, or elimination of, any or all long-term ratings of the Outstanding VRDP Shares, the requirement to effect a mandatory redemption after the applicable cure date upon a failure to maintain the VRDP basic maintenance amount may be changed or eliminated. The Acquiring Fund is not required under the Statement for the Outstanding VRDP Shares to maintain any particular long-term ratings for the Outstanding VRDP Shares and may, at any time, replace a rating agency with another rating agency or terminate the services of any rating agency then providing a rating for the

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Outstanding VRDP Shares without replacement, in either case without the approval of holders of VRDP Shares or other shareholders of the Acquiring Fund.

Except as otherwise provided in the Acquiring Fund’s Declaration of Trust, the Statement, or as otherwise required by applicable law, (i) each holder of VRDP Shares is entitled to one vote for each VRDP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (ii) the holders of VRDP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including VRDP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including VRDP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of VRDP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the VRDP Shares or holders of VRDP Shares. Holders of VRDP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. In certain circumstances, holders of preferred shares, including VRDP Shares, are entitled to elect additional trustees in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The Outstanding VRDP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Outstanding VRDP Shares have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including the New VRDP Shares.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent

The custodian of the assets of the Acquiring Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Acquiring Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under

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Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities issued by New Jersey, its cities and local authorities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal bonds owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gain. If the Acquiring Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their

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federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

The Internal Revenue Service (the “IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund designates dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund during the year.

Dividends declared by the Acquiring Fund to shareholders of record in October, November or December and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 15% (or 20% for certain high income individuals), while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if

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you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

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New Jersey Tax Matters

The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law, as presently in effect, as it directly governs the taxation of New Jersey resident individual and taxable corporate shareholders of the Acquiring Fund based on the provisions and interpretations of the New Jersey Gross Income Tax Act (the “NJGITA”), the New Jersey Corporation Business Tax Act of 1945 (the “NJCBTA”), and the accompanying administrative regulations and on current judicial and administrative rulings implementing and applying such acts. This summary does not address the taxation of other types of shareholders or the application of other taxes imposed by New Jersey, nor does it discuss any local taxes that may be applicable. Please see the Reorganization SAI for additional information relating to the treatment of gains and income from transactions for which nonrecognition is allowed for federal income tax purposes under the NJGITA and NJCBTA.

Investors should rely on their own tax adviser for advice about the particular New Jersey tax consequences to them of investing in the Acquiring Fund.

The following is based on the assumptions that (i) the Acquiring Fund will at all times qualify for treatment as a regulated investment company under Subchapter M of the Code, (ii) the preferred shares issued by the Acquiring Fund in the Reorganizations will qualify as stock in the Acquiring Fund for federal tax purposes, and (iii) the Acquiring Fund will satisfy all the conditions that will cause distributions of the Acquiring Fund to qualify as exempt-interest dividends to shareholders for New Jersey purposes, including qualifying as a “qualified investment fund” within the meaning of the NJGITA.

To qualify as a “qualified investment fund,” the Acquiring Fund must satisfy the following criteria: (i) at all times the Acquiring Fund has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto; (ii) at all times the Acquiring Fund has not less than 80% of the aggregate principal amount of all of its investments—excluding financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto to the extent such instruments are authorized by Section 851(b) of the Code, cash and cash items, which cash items shall include receivables—in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey or those obligations which are statutorily free from state or local taxation under any act of New Jersey or under the laws of the United States; (iii) the Acquiring Fund complies with all applicable certification, disclosure and reporting requirements to the New Jersey Division of Taxation and shareholders; and (iv) at all times the Acquiring Fund is an investment company or trust registered with the Securities and Exchange Commission.

The Acquiring Fund will be subject to taxation under the NJCBTA only if it has a sufficient nexus with New Jersey. If the Acquiring Fund is subject to taxation under the NJCBTA, the resulting liability is not anticipated to materially affect the distribution of exempt-interest dividends to shareholders.

For NJGITA purposes, distributions made by the Acquiring Fund to shareholders will qualify as distributions exempt from taxation to the extent that the distributions are attributable to income

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earned by the Acquiring Fund as interest or gain from obligations of the State of New Jersey and its political subdivisions, agencies and instrumentalities, or from obligations of the United States or interest or gain with respect to obligations of other entities that is exempt from state income tax under New Jersey or United States law. All other distributions by the Acquiring Fund will generally be subject to tax under the NJGITA.

Distributions by the Acquiring Fund and income or gains on the sale, exchange, or other disposition of shares in the Acquiring Fund will generally be subject to taxation under the NJCBTA. Corporate shareholders are urged to consult their tax advisors.

Shares of the Acquiring Fund are generally not subject to ad valorem property taxation by the State of New Jersey or its political subdivisions. Shares of the Acquiring Fund may be subject to New Jersey death taxes if owned by a New Jersey decedent at the time of death.

The foregoing is a general summary of certain provisions of applicable New Jersey tax law as presently in effect as it directly governs the taxation of New Jersey resident individual and corporate holders of shares of the Acquiring Fund. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. Shareholders should consult with their own tax advisor for more detailed information concerning New Jersey and other state and local tax matters.

Other State and Local Tax Matters

While distributions qualifying as exempt-interest dividends under federal and New Jersey law will be exempt from regular federal income tax and taxation under the NJGITA, they may not be exempt from other state or local income or other taxes. Some states exempt from their state and local income tax only that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Acquiring Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Acquiring Fund will indicate, on a state-by-state basis, the source (payor) of this distributed income. Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey tax matters or the tax laws of their state and locality of residence.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily

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available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Legal Opinions

Certain legal matters in connection with the issuance of common shares, New VRDP Shares and MTP Shares pursuant to the Agreement and Plan of Reorganization will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the year ended April 30, 2013 are incorporated herein. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of each Fund as of April 7, 2014.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	—	[ ]
Preferred shares	Unlimited	—	450 (VRDP)
Investment Quality:
Common shares	200,000,000	—	[ ]
Preferred shares	1,000,000 (50,000 designated as VRDP)	—	1,443 (VRDP)
Premium Income:
Common shares	[200,000,000]	—	[ ]
Preferred shares	[1,000,000] (50,000 designated as VRDP)	—	886 (VRDP)
Dividend Advantage 2:
Common shares	Unlimited	—	[ ]
Preferred shares	Unlimited	—	[3,505,000] (MTP)

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The common shares of the Acquiring Fund and Dividend Advantage 2 are listed and trade on the NYSE MKT under the ticker symbols NXJ and NUJ, respectively. The common shares of Investment Quality and Premium Income are listed and trade on the NYSE under the ticker symbols NQJ and NNJ, respectively. The MTP Shares of Dividend Advantage 2 are listed and trade on the NYSE under the ticker symbol NUJ PrC. The VRDP Shares of the Acquiring Fund, Investment Quality and Premium Income are not listed on any exchange. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE MKT. The MTP Shares of the Acquiring Fund will be listed on the NYSE.

Shareholders of the Acquiring Fund and the Target Funds

As of December 31, 2013, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before April 7, 2014. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of April 7, 2014.

Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund—Common Shares

Investment Quality—Common Shares

Premium Income—Common Shares

Dividend Advantage 2—Common Shares

Dividend Advantage 2—MTP Shares

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Funds. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents (number of VRDP Shares and percentage of total outstanding) is as follows: [                ]. Based on the preferred shares outstanding as of April 7, 2014, each holder of VRDP Shares listed in the foregoing sentence would own less than [        ]% of the estimated pro forma preferred shares of the combined fund.

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Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

To be considered for presentation at the 2014 annual meeting of shareholders of the Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 24, 2014. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund not later than September 7, 2014 or prior to August 23, 2014. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

If all proposals are approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold their 2014 annual meetings. If the Reorganizations are not approved or are not consummated, each Target Fund will hold its 2014 annual meeting of shareholders, expected to be held in November 2014.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is April 30.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 6, 2014

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Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/ Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Special Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Special Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Special Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Special Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

A-1

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the Funds.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of April 30, 2013, including the financial highlights for each of the periods presented therein, have been audited by Ernst & Young LLP, independent registered public accounting firm. Also included is selected data for the six months ended October 31, 2013, which is unaudited, and appears in the Fund’s 2013 Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

	Year Ended April 30										Year Ended June 30
Per Share Operating Performance	2014(g)		2013	2012	2011	2010	2009	2008	2007(h)		2006	2005	2004	2003
Beginning Common Share Net Asset Value	$16.12		$15.31	$13.61	$14.51	$12.97	$14.26	$15.09	$14.68		$15.63	$14.59	$15.35	$14.38

Investment Operations:
Net Investment Income (Loss)	0.32		0.63	0.71	0.89	0.91	0.91	0.94	0.78		0.95	0.98	1.00	1.04
Net Realized/Unrealized Gain (Loss)	(1.60)		0.93	1.83	(0.91)	1.42	(1.27)	(0.80)	0.47		(0.77)	1.09	(0.77)	0.86
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00		0.00	0.00	(0.03)	(0.03)	(0.16)	(0.25)	(0.19)		(0.18)	(0.10)	(0.05)	(0.07)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00		0.00	0.00	0.00 *	0.00 *	(0.03)	(0.01)	0.00	*	(0.01)	0.00	0.00	0.00

Total	(1.28)		1.56	2.54	(0.05)	2.30	(0.55)	(0.12)	1.06		(0.01)	1.97	0.18	1.83

Less Distributions:
From Net Investment Income to Common Shareholders	(0.33)		(0.75)	(0.83)	(0.83)	(0.75)	(0.66)	(0.68)	(0.64)		(0.84)	(0.93)	(0.94)	(0.87)
From Accumulated Net Realized Gains to Common Shareholders	0.00		0.00	(0.01)	(0.02)	(0.01)	(0.08)	(0.03)	(0.01)		(0.10)	0.00	0.00	0.00

Total	(0.33)		(0.75)	(0.84)	(0.85)	(0.76)	(0.74)	(0.71)	(0.65)		(0.94)	(0.93)	(0.94)	(0.87)

Discount from Common Shares Repurchased and Retired	0.00	*	0.00	0.00	0.00	0.00	0.00 *	0.00	0.00		0.00	0.00	0.00	0.00
Offering Costs and Preferred Share Underwriting Discounts	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.01
Ending Common Share Net Asset Value	$14.51		$16.12	$15.31	$13.61	$14.51	$12.97	$14.26	$15.09		$14.68	$15.63	$14.59	$15.35

Ending Market Value	$12.64		$14.94	$14.92	$12.67	$13.48	$11.15	$13.11	$15.75		$14.35	$15.38	$13.63	$15.30
Total Returns:
Based on Common Share Net Asset Value(b)	(7.92)%		10.29%	19.09%	(0.38)%	18.03%	(3.63)%	(0.81)%	7.26%		(0.05)%	13.80%	1.20%	13.18%
Based on Market Value(b)	(13.21)%		5.04%	25.08%	0.11%	28.17%	(8.95)%	(12.31)%	14.37%		(0.78)%	19.97%	(5.13)%	15.09%

Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$95,302		$105,892	$100,578	$89,399	$95,300	$85,230	$93,762	$99,203		$96,378	$102,502	$95,651	$100,502

Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)
Expenses(e)	2.31	%***	2.37%	2.52%	1.34%	1.18%	1.29%	1.20%	1.20	%***	1.19%	1.19%	1.20%	1.19%
Net Investment Income (Loss)	4.49	%***	3.91%	4.82%	6.16%	6.35%	6.74%	6.10%	5.85	%***	5.83%	5.94%	6.26%	6.56%

Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Expenses(e)	N/A		N/A	N/A	1.27%	1.04%	1.06%	0.90%	0.84	%***	0.77%	0.75%	1.19%	1.18%
Net Investment Income (Loss)	N/A		N/A	N/A	6.23%	6.49%	6.98%	6.40%	6.22	%***	6.26%	6.38%	6.26%	6.57%

Portfolio Turnover Rate(f)	3%		17%	15%	6%	4%	— %**	17%	9%		16%	17%	11%	8%

Auction Rate Preferred (ARPS) Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$—	$—	$43,925	$47,025	$48,000	$48,000		$48,000	$48,000	$48,000	$48,000
Asset Coverage Per $25,000 Share	$—		$—	$—	$—	$79,240	$70,311	$73,834	$76,668		$75,197	$78,386	$74,818	$77,345

MuniFund Term Preferred (MTP) Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$44,861	$44,861	$44,861	$—	$—	$—	$—		$—	$—	$—	$—
Asset Coverage Per $10 Share	$—		$33.60	$32.42	$29.93	$—	$—	$—	$—		$—	$—	$—	$—
Ending Market Value Per Share	$—		$10.02	$10.08	$9.94	$—	$—	$—	$—		$—	$—	$—	$—
Average Market Value Per Share	$—		$10.09	$10.07	$9.95 ^	$—	$—	$—	$—		$—	$—	$—	$—

Variable Rate Demand Preferred (VRDP) Shares at End of Period:
Aggregate Amount Outstanding (000)	$45,000		$—	$—	$—	$—	$—	$—	$—		$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$311,783		$—	$—	$—	$—	$—	$—	$—		$—	$—	$—	$—

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing the fund for any fees or expenses.
(d)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1—General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Note 3—Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

2014(g)	1.27	%***
2013	1.27
2012	1.41
2011	0.15
2010	—
2009	—
2008	—
2007(h)	—
2006	—
2005	—
2004	—
2003	—

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions in the most recent shareholder report) divided by the average long-term market value during the period.
(g)	For the six months ended October 31, 2013.
(h)	For the ten months ended April 30, 2007.
*	Rounds to less than $.01 per share.
**	Rounds to less than 1%.
***	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
^	For the period March 24, 2011 (first issuance date of shares) through April 30, 2011.

Target Funds

The following financial highlights table is intended to help you understand each Target Fund’s financial performance. Certain information reflects financial results from a single Fund common share outstanding throughout each period. Except where noted, the information in the financial highlights is derived from the Funds’ financial statements. The Funds’ annual financial statements as of April 30, 2013, including the financial highlights for each of the periods presented therein, have been audited by Ernst & Young LLP, independent registered public accounting firm. Also included is selected data for the six months ended October 31, 2013, which is unaudited, and appears in the Funds’ 2013 Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained without charge by calling (800) 257-8787.

Investment Quality	Year Ended April 30								Year Ended June 30
Per Share Operating Performance	2014(f)	2013	2012	2011	2010	2009	2008	2007(g)	2006	2005	2004	2003
Beginning Common Share Net Asset Value	$15.84	$15.31	$13.69	$14.44	$13.00	$14.26	$14.96	$14.53	$15.61	$14.69	$15.65	$15.07

Investment Operations:
Net Investment Income (Loss)	0.40	0.77	0.83	0.85	0.92	0.91	0.92	0.75	0.91	0.95	1.01	1.05
Net Realized/ Unrealized Gain (Loss)	(1.46)	0.59	1.63	(0.73)	1.31	(1.22)	(0.67)	0.47	(0.75)	1.13	(0.75)	0.61
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	(0.01)	(0.03)	(0.18)	(0.26)	(0.20)	(0.18)	(0.10)	(0.05)	(0.07)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00	(0.03)	(0.01)	(0.01)	(0.03)	(0.01)	(0.01)	(0.01)

Total	(1.06)	1.36	2.46	0.11	2.20	(0.52)	(0.02)	1.01	(0.05)	1.97	0.20	1.58

Less Distributions:
From Net Investment Income to Common Shareholders	(0.40)	(0.83)	(0.84)	(0.83)	(0.76)	(0.65)	(0.65)	(0.55)	(0.79)	(0.94)	(0.96)	(0.93)
From Accumulated Net Realized Gains to Common Shareholders	0.00	0.00	0.00	(0.03)	0.00	(0.09)	(0.03)	(0.03)	(0.24)	(0.11)	(0.20)	(0.07)

Total	(0.40)	(0.83)	(0.84)	(0.86)	(0.76)	(0.74)	(0.68)	(0.58)	(1.03)	(1.05)	(1.16)	(1.00)

Discount from Common Shares Repurchased and Retired	0.00	0.00	0.00	0.00	0.00	0.00 *	0.00	0.00	0.00	0.00	0.00	0.00
Ending Common Share Net Asset Value	$14.38	$15.84	$15.31	$13.69	$14.44	$13.00	$14.26	$14.96	$14.53	$15.61	$14.69	$15.65

Ending Market Value	$12.99	$15.15	$14.93	$12.68	$13.56	$11.37	$13.09	$14.30	$13.70	$15.25	$14.19	$15.94
Total Returns:
Based on Common Share Net Asset Value(b)	(6.54)%	8.91%	18.41%	0.67%	17.23%	(3.41)%	(0.08)%	7.05%	(0.31)%	13.81%	1.26%	10.72%
Based on Market Value(b)	(11.62)%	7.04%	24.98%	(0.46)%	26.39%	(7.10)%	(3.64)%	8.75%	(3.62)%	15.13%	(4.09)%	11.68%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$294,652	$324,600	$313,082	$279,968	$295,382	$265,928	$292,194	$306,402	$297,539	$319,083	$299,671	$316,970
Ratios to Average Net Assets Applicable to Common Shares(c)
Expenses(d)	1.61%**	1.61%	1.61%	1.55%	1.16%	1.29%	1.23%	1.20%**	1.21%	1.21%	1.21%	1.22%
Net Investment Income (Loss)	5.44%**	4.97%	5.70%	5.96%	6.57%	6.94%	6.30%	6.04%**	6.05%	6.22%	6.64%	6.81%
Portfolio Turnover Rate(e)	7%	14%	9%	9%	4%	1%	17%	7%	17%	15%	19%	12%
Auction Rate Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$143,450	$149,825	$162,000	$162,000	$162,000	$162,000	$162,000	$162,000
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$76,478	$69,373	$70,092	$72,284	$70,917	$74,241	$71,246	$73,915
Variable Rate Demand Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$144,300	$144,300	$144,300	$144,300	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$304,194	$324,948	$316,966	$294,018	$—	$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate Demand Preferred Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate Demand Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3—Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year Ended 4/30:
2014(f)	0.59	%**
2013	0.61
2012	0.58
2011	0.51
2010	—
2009	—
2008	—
2007(g)	—

Year Ended 6/30:
2006	—
2005	—
2004	—
2003	—

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment transactions in the most recent shareholder report) divided by the average long-term market value during the period.
(f)	For the six months ended October 31, 2013.
(g)	For the ten months ended April 30, 2007.
*	Rounds to less than $.01 per share.
**	Annualized.

Premium Income	Year Ended April 30								Year Ended June 30
Per Share Operating Performance	2014(f)	2013	2012	2011	2010	2009	2008	2007(g)	2006	2005	2004	2003
Beginning Common Share Net Asset Value	$16.30	$15.86	$14.22	$14.96	$13.83	$14.64	$15.23	$14.79	$16.05	$15.35	$16.28	$15.60

Investment Operations:
Net Investment Income (Loss)	0.42	0.80	0.85	0.86	0.90	0.88	0.90	0.74	0.90	0.94	0.99	1.04
Net Realized/ Unrealized Gain (Loss)	(1.54)	0.50	1.65	(0.76)	1.02	(0.78)	(0.53)	0.49	(0.85)	1.01	(0.79)	0.63
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	(0.01)	(0.03)	(0.17)	(0.25)	(0.20)	(0.17)	(0.10)	(0.05)	(0.07)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00	0.00	0.00	0.00	0.00 *	(0.03)	(0.01)	0.00 *	(0.04)	(0.01)	(0.01)	0.00

Total	(1.12)	1.30	2.50	0.09	1.89	(0.10)	0.11	1.03	(0.16)	1.84	0.14	1.60

Less Distributions:
From Net Investment Income to Common Shareholders	(0.43)	(0.86)	(0.85)	(0.82)	(0.74)	(0.63)	(0.66)	(0.58)	(0.79)	(0.92)	(0.94)	(0.92)
From Accumulated Net Realized Gains to Common Shareholders	0.00	0.00	(0.01)	(0.01)	(0.02)	(0.08)	(0.04)	(0.01)	(0.31)	(0.22)	(0.13)	0.00

Total	(0.43)	(0.86)	(0.86)	(0.83)	(0.76)	(0.71)	(0.70)	(0.59)	(1.10)	(1.14)	(1.07)	(0.92)

Discount from Common Shares Repurchased and Retired	0.00	0.00	0.00	0.00	0.00	0.00 *	0.00	0.00	0.00	0.00	0.00	0.00
Ending Common Share Net Asset Value	$14.75	$16.30	$15.86	$14.22	$14.96	$13.83	$14.64	$15.23	$14.79	$16.05	$15.35	$16.28

Ending Market Value	$13.30	$15.97	$15.48	$13.44	$14.19	$11.96	$13.48	$15.12	$14.16	$15.76	$14.19	$16.10
Total Returns:
Based on Common Share Net Asset Value(b)	(6.76)%	8.23%	18.03%	0.57%	13.90%	(0.40)%	0.77%	7.03%	(1.04)%	12.31%	0.85%	10.48%
Based on Market Value(b)	(14.11)%	8.80%	22.07%	0.41%	25.45%	(5.69)%	(6.18)%	11.10%	(3.36)%	19.43%	(5.65)%	10.18%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$178,205	$196,989	$191,000	$171,212	$180,024	$166,428	$176,374	$183,540	$178,199	$193,182	$184,753	$195,568
Ratios to Average Net Assets Applicable to Common Shares(c)
Expenses(d)	1.67%**	1.70%	1.64%	1.59%	1.19%	1.28%	1.24%	1.21%**	1.19%	1.18%	1.18%	1.20%
Net Investment Income (Loss)	5.53%**	4.96%	5.62%	5.85%	6.19%	6.44%	6.04%	5.83%**	5.81%	5.91%	6.23%	6.48%
Portfolio Turnover Rate(e)	5%	14%	10%	7%	3%	1%	19%	6%	12%	21%	23%	13%
Auction Rate Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—	$87,875	$91,600	$91,600	$91,600	$91,600	$91,600	$91,600	$91,600
Asset Coverage Per $25,000 Share	$—	$—	$—	$—	$76,216	$70,422	$73,137	$75,093	$73,635	$77,724	$75,424	$78,376
Variable Rate Demand Preferred Shares at the End of Period:
Aggregate Amount Outstanding (000)	$88,600	$88,600	$88,600	$88,600	$—	$—	$—	$—	$—	$—	$—	$—
Asset Coverage Per $100,000 Share	$301,134	$322,335	$315,576	$293,242	$—	$—	$—	$—	$—	$—	$—	$—

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares and/or Variable Rate Demand Preferred Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to Variable Rate Demand Preferred Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as applicable, each as described in Note 1—General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3—Portfolio Securities and Investments in Derivatives Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

Year ended 4/30:
2014(f)	0.60	%**
2013	0.67
2012	0.58
2011	0.51
2010	—
2009	—
2008	—
2007(g)	—

Year ended 6/30:
2006	—
2005	—
2004	—
2003	—

(f)	For the six months ended October 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions in the most recent shareholder report) divided by the average long-term market value during the period.
(g)	For the ten months ended April 30, 2007.
*	Rounds to less than $.01 per share.
**	Annualized.

Dividend Advantage 2	Year Ended April 30										Year Ended June 30
Per Share Operating Performance	2014(g)		2013	2012	2011	2010	2009	2008	2007(h)		2006	2005	2004	2003
Beginning Common Share Net Asset Value	$15.70		$15.23	$13.60	$14.47	$12.93	$14.35	$15.31	$14.87		$15.79	$14.62	$15.44	$14.46

Investment Operations:
Net Investment Income (Loss)	0.34		0.68	0.77	0.85	0.94	0.95	0.97	0.83		0.99	1.00	1.03	1.05
Net Realized/ Unrealized Gain (Loss)	(1.60)		0.57	1.73	(0.82)	1.45	(1.42)	(0.79)	0.47		(0.76)	1.25	(0.82)	0.96
Distributions from Net Investment Income to Auction Rate Preferred Shareholders(a)	0.00		0.00	0.00	(0.01)	(0.03)	(0.17)	(0.23)	(0.20)		(0.19)	(0.11)	(0.06)	(0.08)
Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders(a)	0.00		0.00	0.00	0.00	(0.01)	(0.02)	(0.05)	0.00	*	(0.01)	0.00	0.00	0.00

Total	(1.26)		1.25	2.50	0.02	2.35	(0.66)	(0.10)	1.10		0.03	2.14	0.15	1.93

Less Distributions:
From Net Investment Income to Common Shareholders	(0.34)		(0.78)	(0.86)	(0.85)	(0.78)	(0.69)	(0.71)	(0.66)		(0.86)	(0.92)	(0.92)	(0.92)
From Accumulated Net Realized Gains to Common Shareholders	0.00		0.00	(0.01)	(0.04)	(0.03)	(0.07)	(0.15)	0.00	*	(0.09)	(0.05)	(0.05)	(0.03)

Total	(0.34)		(0.78)	(0.87)	(0.89)	(0.81)	(0.76)	(0.86)	(0.66)		(0.95)	(0.97)	(0.97)	(0.95)

Discount from Common Shares Repurchased and Retired	0.00	*	0.00	0.00	0.00	0.00	0.00 *	0.00	0.00		0.00	0.00	0.00	0.00
Ending Common Share Net Asset Value	$14.10		$15.70	$15.23	$13.60	$14.47	$12.93	$14.35	$15.31		$14.87	$15.79	$14.62	$15.44

Ending Market Value	$12.43		$15.28	$15.74	$12.55	$14.68	$11.46	$13.59	$16.50		$14.90	$15.90	$13.74	$15.40
Total Returns:
Based on Common Share Net Asset Value(b)	(8.01)%		8.35%	18.82%	0.10%	18.55%	(4.36)%	(0.60)%	7.50%		0.25%	15.00%	1.02%	13.74%
Based on Market Value(b)	(16.47)%		1.99%	33.35%	(8.75)%	35.95%	(9.75)%	(12.41)%	15.40%		(0.49)%	23.39%	(4.81)%	9.14%
Ratios/Supplemental Data
Ending Net Assets Applicable to Common Shares (000)	$63,824		$71,079	$68,911	$61,503	$65,410	$58,456	$64,904	$69,238		$67,150	$71,231	$65,919	$69,616
Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)

Ratios/Supplemental Data
Expenses(e)	2.54	%***	2.42%	2.59%	1.96%	1.22%	1.33%	1.25%	1.24	%***	1.23%	1.23%	1.25%	1.23%
Net Investment Income (Loss)	4.68	%***	4.35%	5.22%	5.84%	6.54%	6.95%	6.16%	6.03	%***	5.99%	6.09%	6.41%	6.53%
Ratios to Average Net Assets Applicable to Common Shares
After Reimbursement(c)(d)
Expenses(e)	N/A		N/A	2.52%	1.81%	1.00%	1.03%	0.87%	0.80	%***	0.78%	0.78%	1.24%	1.21%
Net Investment Income (Loss)	N/A		N/A	5.30%	5.99%	6.76%	7.25%	6.54%	6.47	%***	6.45%	6.53%	6.42%	6.55%
Portfolio Turnover Rate(f)	8%		27%	9%	7%	4%	— %**	16%	11%		13%	11%	11%	12%
Auction Rate Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—		$—	$—	$—	$31,225	$32,600	$34,500	$34,500		$34,500	$34,500	$34,500	$34,500
Asset Coverage Per $25,000 Share	$—		$—	$—	$—	$77,370	$69,828	$72,032	$75,172		$73,659	$76,617	$72,767	$75,446
MuniFund Term Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$35,050		$35,050	$35,050	$35,050	$—	$—	$—	$—		$—	$—	$—	$—
Asset Coverage Per $10 Share	$28.21		$30.28	$29.66	$27.55	$—	$—	$—	$—		$—	$—	$—	$—
Ending Market Value Per Share	$10.01		$10.04	$10.04	$9.62	$—	$—	$—	$—		$—	$—	$—	$—
Average Market Value Per Share	$10.02		$10.05	$9.91	$9.65 ^^	$—	$—	$—	$—		$—	$—	$—	$—

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2012, the Adviser is no longer reimbursing the fund for any fees or expenses.
(d)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, and/or MTP Shares , where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1—General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Note 3—Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, in the most recent shareholder report, as follows:

2014(g)	1.32	%***
2013	1.23
2012	1.33
2011	0.79
2010	—
2009	—
2008	—
2007(h)	—
2006	—
2005	—
2004	—
2003	—

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions in the most recent shareholder report) divided by the average long-term market value during the period.
(g)	For the six months ended October 31, 2013.
(h)	For the ten months ended April 30, 2007.
*	Rounds to less than $.01 per share.
**	Rounds to less than 1%.
***	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
^^	For the period October 1, 2010 (first issuance date of shares) through April 30, 2011.

APPENDIX C

FACTORS AFFECTING MUNICIPAL SECURITIES IN NEW JERSEY

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by Nuveen New Jersey Dividend Advantage Municipal Fund (the “Fund”) are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Special Considerations Relating to New Jersey Municipal Obligations.    The Fund will have considerable investments in New Jersey municipal obligations. Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New Jersey municipal obligations. The ability of issuers to pay interest on, and repay principal of, New Jersey municipal obligations may be affected by: (1) amendments to the Constitution of the State of New Jersey (“State”) and other statutes that limit the taxing and spending authority of State government entities; (2) the general financial and economic profile as well as the political climate of the State, its public authorities and political subdivisions; and (3) a change in State laws and regulations or subsequent court decisions that may affect, directly or indirectly, New Jersey municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New Jersey issuers’ efforts to borrow, inhibit secondary market liquidity and erode credit ratings. Furthermore, it should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund’s investments in New Jersey municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in New Jersey municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State. It should be noted that the information recorded here is based on the economic and budget forecasts found in certain publications issued by the State between February 21, 2012 and January 2014. The accuracy and completeness of the information in those publications have not been independently verified. Since the time that certain of those resources were published, there have been (and may still be) significant changes in circumstances altering the economic and budget predictions found in those publications and presented here. In particular, on October 29, 2012, tropical superstorm Sandy (the “Storm”) struck the East Coast of the United States, causing extensive economic losses and infrastructure damage within the State, including power failures, widespread flooding and wind damage to public and private property. Uncertainty remains concerning the Storm’s adverse impact on the State’s finances, which is subject to a variety of factors (such as the scope and timing of federal aid) that are not possible to predict reliably at this time. Accordingly, the information presented below does not necessarily reflect a complete and accurate assessment of the full extent of the Storm’s impact on the State’s financial projections. Further assessment may result in material and adverse changes to the information and projections presented below.

It is also important to note that each dollar amount referenced in this section has been truncated to one digit after the decimal, rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Demographics.    The State is the fifth smallest state in land area, the eleventh largest in population and the most densely populated of all the states. As of July 2011, the State’s population was estimated to be 8.8 million. The State is located at the center of the megalopolis that extends from Boston to Washington, D.C. The air, land and water transportation complex that influences much of the State’s economy is augmented by the State’s extensive port developments. The State’s central location also makes it an attractive location for corporate headquarters and international business offices.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

State Economy.    The discussion that follows regarding the status of the U.S. and State economies is primarily based on information published by the State Department of the Treasury no later than January 2014. All predictions and past performance information regarding the U.S. and State economies contained in this subsection were made on or before that time even though they may be stated in the present tense and may no longer be accurate.

The State and the nation have continued their recovery, but growth has been erratic. The economic outlook for the nation remains uncertain, with continuing questions about the near-term and long-term outlooks for federal tax and spending policy. The possibility of fiscal consolidation—a combination of tax reforms and/or increases and spending cuts—raises risks of some reduction in the near-term growth of demand, though such a policy may improve the longer-term prospects for the national economy and in so doing will improve the attractiveness of the United States as a place to invest and expand business. The implementation of the Affordable Care Act and the changes in financial regulation and supervision sanctioned by the Dodd-Frank Wall Street Reform and Consumer Protection Act add to the near-term uncertainty, though it is now highly unlikely that either statute will be repealed or substantially modified. Limited revenue growth has continued to put downward pressure on public sector spending and employment by states and municipalities. Europe has slipped into recession, which will work to reduce foreign demand for U.S. products while increasing competition for U.S. producers.

At the same time, consumer confidence in the United States appears to be higher; spending on big-ticket items such as automobiles has strengthened; and there are signs that homebuilding and sales are reviving and housing prices are stabilizing or moving up. Retail sales were solid during the holiday shopping season; industrial production has strengthened recently; and housing market indicators remain on an upward climb even though they are subject to significant monthly variations. However, the nation’s December 2013 job report was disappointing, showing only a gain of 74,000 jobs, which was much less than in prior months. The national unemployment rate also dipped to 6.7% in December 2013, due to a decline in the labor force rather than an increase in the number of employed citizens. In addition, gross domestic product (GDP) growth has seemingly solidified considerably, with the initial estimate for the fourth quarter of 2013 showing a 3.2% annual rate of increase, following the 4.1% figure in the third quarter.

Regarding the State economy, job and income gains were rapid at the beginning of 2012. Subsequently, in the fall of 2012, the Storm crippled the State’s economy, as much of the State was unable to operate in late October and early November. Since then, however, the State’s economy has shown some signs of improvement, with the most dramatic being the significant decrease in the State’s unemployment rate. The unemployment rate declined from 9.5% in January 2013 to 7.3% in December 2013, the lowest rate in approximately five years. Like the nation, however, the unemployment rate decline in calendar year 2013 has been attributable mathematically to a decline in the State’s overall labor force, instead of an increase in the number of employed residents in the State. According to preliminary data released by the United States Bureau of Labor Statistics, while the State sustained a fourth consecutive year of private job growth in 2013, with 121,900 private sector jobs added since February 2010 (which was the low point of private sector employment during the recession), total non-farm employment in the State lost an estimated 36,300 jobs in December 2013. Nonetheless, the percentage of the State’s population working or actively looking for work continues to be greater than the national average, as does the percentage of the State’s working-age population that is employed. The job count generally is considered as the key ongoing measure of the State’s economy, and such a significant decrease should not be discounted. The State’s Chief Economist, however, has expressed scepticism about whether the preliminary employment data for December 2013 accurately reflect the current condition of the State economy and hopes that the data will be adjusted favorably when revised in early 2014.

In addition, personal income of State residents continued to show strength in the latter half of calendar year 2012. In the third quarter of 2012, personal income grew to a new peak of $473.8 billion (at an annual rate), marking the seventh consecutive quarter in which income reached a new high. Payroll employment (nonfarm) in calendar year 2012 averaged approximately 1.4% higher than in 2011, the second straight annual increase following four years of declines from 2007-10. State payroll employment was projected to grow about 1.3% in 2013. Personal income was expected to increase approximately 3.9% in calendar year 2013.

Similar to the nation as a whole, State consumer spending on big-ticket items was on the rise in calendar year 2013, as the housing market and automobile sales continued to show signs of recovery. The New Jersey Association of Realtors reported that calendar year sales of existing single-family homes rose from 48,838 in 2011 to 55,203 in 2012, and then to 65,238 in 2013. The percentage of sales increases in the State in calendar years 2012 (13.1%) and 2013 (18.1%) beat the national gains in both years. Calendar year 2013 was the best year for both overall and single-family housing permits in the State since 2007. Compared to calendar year 2012, total permits (24,270) were approximately 35% higher and single-family permits (10,434) were up 43% in calendar year 2013. The State’s growth in both categories was greater than the national gains. In addition, the automobile market saw car and light-weight truck sales in the State rise 9.5% in calendar year 2013 to a total of 545,000 units sold. This marked the third straight year with a gain in car sales and the first year since 2007 that sales were over a half million. As of January 2014, the Federal Reserve Bank of Philadelphia’s survey of local manufacturers, which includes some south State firms, has been showing positive views on current activity in every month since May 2013.

Still, the aftermath of the Storm has raised some additional challenges for the State; some areas of the State, most notably shore communities and businesses, will continue to cope with losses of infrastructure, though there will also be some stimulus to activity as the rebuilding process goes forward. Looking forward, it is likely that the national expansion will continue at a pace comparable to that seen in recent years, with moderate gains in employment and some ongoing reduction in the unemployment rate. Recent actions and announcements by the Federal Reserve indicate further commitments to keep interest rates exceptionally low for a prolonged time; this policy will likely be retained even if there is a change in Federal Reserve leadership in early 2014. The risk remains that the nation will fall back into recession. Global financial markets remain under considerable pressure as a result of the European debt crisis; the deterioration in the European economy has affected manufacturing and commodity markets around the globe, and ongoing disputes about U.S. economic policy have added to uncertainty. A sudden restriction in the flow of credit to households, businesses and governments would imperil economic growth. Thus, the direction of the economy nationally and in the State hinges on the stabilization of financial markets as well as improved confidence in the outlook, as well as sound national economic policies.

State Budget.    The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. The State Constitution requires that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

Debt Limitations.    The State Constitution provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing produces a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause was amended by voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein is submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

State Funds.    The State’s financial accounting is organized by funds which are accounting entities that segregate financial resources according to the purposes for which they may be used. Individual funds are grouped into one of the following categories—General State Funds, Special Revenue, Capital Projects, Proprietary and Private Purpose Trust Funds. Each of these types of funds is described below.

General State Funds.    These funds include the General Fund, Property Tax Relief Fund, Casino Revenue Fund, Casino Control Fund and Gubernatorial Elections Fund.

The General Fund.    This fund is the State’s chief operating fund and is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from most taxes, most federal revenues and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the General Fund.

The Property Tax Relief Fund.    This fund accounts for revenues from the State gross income tax, which is dedicated by the State Constitution. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Property Tax Relief Fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. During fiscal year 2012, $12.2 billion of property tax relief expenditures were made. The Property Tax Relief Fund’s fiscal year 2012 ending fund balance was $6.0 million.

The Casino Revenue Fund.    This fund consists of taxes imposed on the State’s casinos and other related activities. Appropriations from this fund must be used for reductions in property taxes, utility charges and other specified expenses of eligible senior and disabled citizens.

The Casino Control Fund.    This fund consists of fees collected from the issuance and annual renewal of casino licenses, work permit fees and other license fees. Appropriations are made to fund the operations of the Casino Control Commission and the Division of Gaming Enforcement.

The Gubernatorial Elections Fund.    This fund is used to account for receipts from the one dollar designations on State Gross Income Tax returns. When indicated by the taxpayer on a State gross income tax return, one dollar of the tax is taken from the individual’s gross income tax liability (Property Tax Relief Fund) and credited to the Gubernatorial Elections Fund. Such funds are available for appropriations pursuant to the New Jersey Campaign Contributions and Expenditures Reporting Act, as amended.

Special Revenue Funds.    These funds account for resources legally restricted to expenditure for specific purposes. While the Property Tax Relief, Casino Revenue, Casino Control and Gubernatorial Elections Funds fall into this category, they are included under General State Funds as they make up an integral portion of the State’s annual budget.

Capital Projects Funds.    These funds are used to account for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. Such projects may include mental health, educational and correctional facilities and public transportation projects.

Proprietary Funds.    These funds are used to account for any State activity that is operated similar to a private business for which a fee is charged to external users for goods and services. Activities are required to be reported as proprietary funds if laws or regulations require that the activity’s cost of providing services be recovered with fees and charges. Because these funds charge fees to external users for goods and services, they are known as enterprise funds. Two such funds are the State Lottery Fund and the Unemployment Compensation Fund.

State Lottery Fund.    Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to holders of winning lottery tickets and for the administrative expenses of the Division of State Lottery. Available fund balances are transferred to the General Fund in support of the amounts annually appropriated for State institutions and for education. The Lottery is a major source of revenue for State education and institutions. The present value of obligations for future installment payments of lottery prizes, which are funded by the purchase of deposit fund contracts, are accounted for in this fund.

Unemployment Compensation Fund.    This fund accounts for payments made by employees and employers for unemployment compensation, amounts credited or advanced by the U.S. Government and monies received from other sources. After consideration is given to any claim made for refund or overpayment to the fund, the Division of Employment Security transfers the remainder to the U.S. Treasurer for credit to this fund. The economic difficulties experienced by the State and the nation have impacted claims against, and the funding of, the State’s Unemployment Compensation Fund. Under State law, the rates for employers are subject to automatic annual adjustment, as necessary, to maintain the Fund’s sufficiency. The Fund operates independently and its obligations are not payable from the General Fund. To provide for sufficient cash flow to fund unemployment claims, commencing on March 2009, the State, under federal law, applied to the U.S. Department of Labor for cash advances. As of November 30, 2012, $750.5 million of such advances are outstanding. Until the economic conditions in the State improve, the use of such advances is likely to continue.

Private Purpose Trust Funds.    These funds account for all trust fund arrangements for which principal and income benefit individuals, private organizations or other governments.

Other Revenue Sources.

Federal Aid.    The American Recovery and Reinvestment Act of 2009 (“ARRA”) provides for federal fiscal stimulus funding to the State for fiscal years 2010 and 2011. The funding across both fiscal years totals approximately $3.3 billion. Fiscal year 2010 funding of $2.3 billion reflects $1.0 billion for enhanced Medicaid funding with the remainder primarily for fiscal stabilization which the State used as a resource for the General Fund. For fiscal year 2011, the total funding of $1.0 billion is primarily allocated for enhanced Medicaid funding. Fiscal years 2012 and 2013 do not include this enhanced funding because it expired on June 30, 2011.

Fiscal Year 2012 Summary.    The State Department of the Treasury’s Office of Management and Budget (“OMB”) has released the audited Comprehensive Annual Financial Report for the fiscal year ended June 30, 2012 (“2012 Financial Report”). The 2012 Financial Report presents the audited financial position and operating results of the State under generally accepted accounting principles (“GAAP”) applicable to state and local governments as established by the Governmental Accounting Standards Board (“GASB”).

For fiscal year 2012, State revenues, including transfers, totaled $54.8 billion or a decrease of $1.1 billion when compared to the prior fiscal year. This decrease in total revenues is primarily attributable to an overall decrease in operating grants and contributions.

General taxes totaled $26.7 billion and accounted for 48.7% of total State revenues for fiscal year 2012. The State’s Gross Income Tax totaled $11.1 billion; the Sales and Use Tax totaled $8.1 billion; and the Corporation Business Tax totaled $2.0 billion. The State’s three major taxes comprised 79.7% of the total general taxes that were collected during fiscal year 2012. The State’s economy showed a slight improvement, as indicated by the $96.9 million increase in general taxes when compared to fiscal year 2011. Fiscal year 2012 expenses totaled $61.2 billion, for an increase of $48.1 million in comparison to the prior fiscal year. State spending increased by $1.2 billion in educational, cultural and intellectual development, $402.0 million in physical and mental health and $132.4 million in economic planning, development and security, which were offset by decreases of $1.4 billion in unemployment compensation, $211.6 million in transportation programs and $182.1 million in government direction, management and control.

According to the 2012 Financial Report, the General Fund’s 2012 Fiscal Year end balance totaled $2.9 billion, of which $425.4 million represented unassigned fund balance. During Fiscal Year 2012, the State’s total governmental fund balance decreased by $1.4 billion.

The Surplus Revenue Fund is an account within the State’s General Fund that is used as a “rainy day fund.” Surplus revenue is defined as an amount equivalent to 50% of the excess between the amount certified by the Governor at the time of the approval of the annual budget and the amount of General Fund revenue reported from the annual financial report of the General Fund for that fiscal year. As of June 30, 2012, the State’s Surplus Revenue Fund had a balance of zero.

Total expenditures were $3.4 billion lower than original appropriations as set forth in the annual Appropriations Act plus supplemental appropriations enacted during the fiscal year. A major cause for under-spending resulted from the overestimate of federal funds; this practice allows the State to receive the maximum federal dollars that become available. During fiscal year 2012, the State’s appropriation of federal funds and other grants exceeded expenditures by $1.6 billion; these excess appropriations are available for use in future years. From a fiscal year 2012 program perspective, under-spending transpired in physical and mental health ($874.9 million); public safety and criminal justice ($658.7 million); community development and environmental management ($628.3 million); economic planning, development and security ($562.4 million); government direction, management and control ($264.9 million); educational, cultural and intellectual development ($176.4 million); special government services ($110.1 million); and transportation programs ($82.9 million).

On a budgetary basis, general revenues of $28.8 billion were $3.8 billion lower than the final budget. The negative variance was primarily the result of unearned federal and other grant revenues of $1.6 billion, declines of $1.1 billion in other revenues and $990.7 million in taxes. Federal and other grant revenues are not earned unless there has been a grant award and eligible grant expenses incurred. To the extent that federal and grant appropriations are made in anticipation of grant awards and the incurrence of grant expenditures, grant revenues are budgeted.

Fiscal Years 2013 and 2014.    According to estimates from the Department of the Treasury, Office of Revenue and Economic Analysis, total revenues for fiscal year 2014 will be $32.8 billion. Fiscal year 2014 revenues are anticipated to be $1.5 billion, or 4.9% above the revised projected fiscal year 2013 level (and 3.5% above the fiscal year 2013 Appropriations Act level). Fiscal year 2014 revenues are expected to be slightly greater than the prior fiscal year 2008 record of $32.6 billion. It is projected that revenue growth will continue to be supported by the further improvement in the State’s economy, which is anticipated to bolster the tax base by creating more jobs, income and spending. Employment and wage growth is projected to be stronger in calendar years 2013 and 2014 than in 2012, and the unemployment rate is anticipated to decrease.

Sales Tax.    The projection of $8.6 billion in Sales and Use Tax revenue for fiscal year 2014 is a gain of $390.0 million (or 4.7%) over the revised fiscal year 2013 level (and $183 million above the fiscal year 2013 Appropriations Act level, or 2.2%). This is the result of continuing growth in consumer spending as employment and incomes recover, and reflects revenues growing from purchases of products connected to the ongoing recovery from the Storm as well from the turnaround in homebuilding. Furthermore, a step-up in the level of collections is expected to result from the Amazon Company’s agreement to begin collecting State Sales and Use Tax on residents’ purchases on July 1, 2013.

Gross Income Tax.    Gross Income Tax revenues for fiscal year 2014 are expected to be $13.0 billion (or 6.5% above the revised fiscal year 2013 level), which would be greater than the prior record of $12.6 billion set in fiscal year 2008. Income tax growth is expected to be lower in fiscal year 2014 than in fiscal year 2013, although the forces underlying revenue growth, especially growth of most taxable components of household incomes, notably wages, are anticipated to be as strong or stronger in fiscal year 2014 than in fiscal year 2013. A portion of fiscal year 2013 income tax revenues seem to stem from transactions, particularly special dividend payments and capital gains realizations, brought forward from future years to occur prior to January 1, 2013, when federal taxes on dividends and capital gains for high-income taxpayers grew sharply. The expected moderation in growth of the State’s income tax revenue in fiscal year 2013 indicates a return to more sustainable levels of collections. The marked recovery in Gross Income Tax collections since fiscal year 2010 (which was the recent low point, despite being the period during which the temporary income tax surcharge was in effect) reflects not only the general recovery in household income, but also the pronounced effect of gains in higher income groups on the State’s revenues. The State’s progressive income tax structure makes its revenues especially sensitive to gains and losses at the top end.

Corporation Business Tax.    The Corporation Business Tax projection of $2.4 billion for fiscal year 2014 is $156 million, or 7.0% above the revised fiscal year 2013 level (and $178 million or 6.9% under the fiscal year 2013 Appropriations Act level). Corporate tax collections in recent years have been lackluster, despite the broad recovery in reported earnings, potentially due in part to continuing carry forward of losses experienced during the recession. The estimated gain for fiscal year 2014 assumes that the underlying strength in earnings will begin to show through to collections, although the gain is qualified by the impact of the 2011 tax reform and redemptions of previously awarded tax credits.

Casino Revenues.    The fiscal year 2014 Casino Revenue projection of $435.8 million reflects an increase of $200 million over the revised fiscal year 2013 level. Since peaking in fiscal year 2006, casino revenues have been decreasing and now represent only about 1% of overall State revenue. This is mainly a result of the legalization and growth of gaming activities in nearby states, such as Delaware, New York, Maryland and Pennsylvania, as well as the onset of the Great Recession. It is anticipated, however, that the State’s casino industry will rebound in calendar years 2013 and 2014 as a result of the introduction of Internet gaming. More gains are expected to arise from the economic recovery gaining momentum and the current efforts of the industry. In addition, the recovery of the shore after Sandy is expected aid the industry and Atlantic City’s planned new development initiatives in conjunction with marketing campaigns also are anticipated to reduce some pressures from interstate competition and contribute to gains in casino revenues in fiscal year 2014.

Other Revenues.    The fiscal year 2013 Appropriations Act relies on non-recurring revenue of approximately $1.2 billion, derived from tax policy changes, revenue related initiatives and appropriation related offsets.

State Indebtedness.    As of June 30, 2012, the State’s outstanding long-term obligations for governmental activities totaled $71.1 billion, a $6.0 billion increase over the prior fiscal year. Of the $6.0 billion increase, $5.3 billion is attributable to increases in the Net Pension Obligation and Other Postemployment Benefits Obligation. Long-term bonded debt obligations totaled $38.8 billion, while other long-term obligations totaled $32.3 billion. In addition, the State has $9.5 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2012, the legislatively authorized but unissued debt increased by $2.2 billion.

As of June 30, 2012, the State had $2.4 billion of State general obligation bonds outstanding with another $893.2 million of bonding authorization remaining from various State general obligation bond acts. During the fiscal year, no general obligation debt was issued. The amount provided by the General Fund for debt service payments for fiscal year 2012 was $316.0 million.

General Obligation Bonds.    The State is empowered by voters to authorize, issue and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the State’s full faith and credit.

The State has refunded various outstanding general obligation bonds. Refunding bond proceeds are used to purchase and deposit U.S. Treasury Obligations – State and Local Government Series or open market U.S. Treasury Securities into a separate irrevocable trust fund held by a trustee. The investments and the fixed earnings that accrue are sufficient to fully service the defeased debt until it is called or matures. For financial reporting purposes, the refunded debt is considered defeased at the time the refunding bonds have been issued. Therefore, the refunded debt is removed as a liability from the State’s long-term obligations. As of June 30, 2012, the amount of defeased general obligation debt outstanding, but removed from the State’s long-term obligations, amounted to $549.0 million.

The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 2011 and 2012 in the amounts of $204.7 million and $276.9 million, respectively. The fiscal year 2013 Appropriations Act includes an appropriation in the amount of $411.9 million, representing principal and interest payments for general obligation bonds. The increase in the fiscal year 2013 appropriation is primarily due to reductions in debt service appropriations for the prior fiscal year resulting from debt restructurings.

Revenue Bonds.    This debt classification represents bond issuances whose segment of debt service is derived solely from legally restricted revenues. Revenue bonds include debt issued by the New Jersey Building Authority (“NJBA”), the Garden State Preservation Trust (“GSPT”) and the New Jersey Transportation Trust Fund Authority (“TTFA”). During fiscal year 2012, the TTFA issued $1.3 billion of bonds used to fund transportation system improvements. The NJBA issued $54.4 million of refunding bonds in order to defease $54.5 million of existing debt. As a result, the refunded bonds’ liability has been removed from the State’s long-term obligations. Total debt service payments over the next four years were decreased by $1.0 million, which resulted in $0.9 million in present value savings. During fiscal year 2012, GSPT issued $281.1 million of refunding bonds in order to defease $279.3 million of existing debt. Total debt service payments over the next 17 years were decreased by $30.1 million which resulted in $29.4 million in present value savings. Total authorized but unissued revenue bonds equal $3.8 billion as of June 30, 2012. Due to the nation’s credit crisis, inefficiencies in the auction rate market resulted in TTFA having to remarket $297.5 million of bonds during fiscal year 2012.

Installment Obligations.    Installment Obligations represent agreements between the State and several authorities which have issued bonds for the purpose of purchasing or constructing facilities to be rented by the State or to provide financing for other State projects. The State agrees to make payments equal to the corresponding authority’s debt service, subject to and dependent upon appropriations being made from time to time by the State Legislature. At the conclusion of the term of the installment obligation agreement, title to the various facilities is transferred to the State, except in the case of the School Facilities Construction Program. During fiscal year 2012, these authorities issued $1.6 billion of refunding bonds that were issued in order to defease $1.6 billion of existing debt. The liability on these refunded bonds has been removed from the State’s long-term obligations. Total debt service payments over the next 22 years were decreased by $268.5 million and resulted in a net present value gain of $126.6 million. The State’s installment obligations outstanding as of June 30, 2012 totaled $18.3 billion. Total authorized but unissued installment obligations equalled $4.8 billion as of June 30, 2012.

Certificates of Participation.    Proceeds from certificates of participation are used primarily to finance State equipment needs under the State’s master lease program.

Short-Term Debt.    The State issues short-term debt instruments in the form of tax and revenue anticipation notes in advance of income tax and corporation business tax collections, depositing the proceeds in the General Fund. These notes are used to provide effective cash management to fund the imbalances that occur between the collection of revenues and the disbursement of appropriations of the General Fund and Property Tax Relief Fund. For fiscal year 2012, the State, under a resolution executed by the Treasurer on July 1, 2011, authorized the issuance of Tax and Revenue Anticipation Notes (“TRAN”). On September 1, 2011 the State issued $600.0 million of TRAN, which matured on June 21, 2012 through a private placement. The State issued an additional $1.1 billion of TRAN on October 28, 2011, which also matured on June 21, 2012 through a private placement. These notes bear interest from their date of issuance through maturity or earlier redemption by the State at a fluctuating rate per annum equal to the adjusted Securities Industry and Financial Markets Association rate plus a spread. On December 15, 2011, the State issued $2.2 billion of TRAN that bear an interest rate of 2.0 % per annum. These notes matured on June 21, 2012. Part of the proceeds from these notes were used to refund and retire the $1.7 billion of TRAN issued under private placements on September 1, 2011 and October 28, 2011.

Tobacco Settlement Financing Corporation, Inc.    In November 1998, the State entered into a master settlement agreement (the “MSA”) with participating cigarette manufacturers, forty-six states, and six other U.S. jurisdictions in the settlement of certain smoking-related litigation. During fiscal year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. (“TSFC”) the State’s right, title and beneficial ownership interest in the State’s right to receive tobacco settlement payments under the MSA. In return, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights. Proceeds were used to fund General Fund expenditures during fiscal year 2003 and fiscal year 2004. During fiscal year 2007, $4.7 billion of refunding bonds were issued, of which $1.1 billion were capital appreciation bonds. Bonds issued by the TSFC are the sole obligation of the TSFC. The State is not liable for any debt issued by the TSFC nor is the debt dependent on any dedicated stream of revenue generated by the State.

During fiscal year 2003, the TSFC was presented as a discreet component unit of the State. Since then, the State adopted GASB Technical Bulletin No. 2004-1, Tobacco Settlement Recognition and Financial Reporting Issues. As a result, the TSFC is required to be shown as a blended component unit of the State. Bonds issued by the TSFC are the sole obligation of the TSFC. The State is not liable for any debt issued by the TSFC nor is the debt dependent on any dedicated stream of revenue generated by the State.

State Pension and Other Postemployment Benefits (“OPEB”) Obligations.    The State resumed making contributions to the pension plans on a phased-in basis over a seven-year period beginning in fiscal year 2012. Previously, the State had not fully funded its various pension plans for several years, and its post-retirement medical program is funded on a pay-as-you-go basis. This continued underfunding, coupled with the ongoing investment decline and increased number of retirees receiving distributions, has led to the State’s current net pension obligation of $12.8 billion and a net OPEB obligation of $16.8 billion as of June 30, 2012. The total unfunded actuarial accrued liability (“UAAL”) for State and local pension plans was $41.7 billion as of June 30, 2011, or an increase of $5.4 billion from June 30, 2010. The increase in the UAAL is mainly attributable to expected actuarial losses including the investment return of 2.52% being lower than the assumed rate of return of 7.95% and the State’s pension contribution of 1/7th of the actuarially required amount being less than the full actuarially required amount. This increase would have been larger except for the impact of legislation, which suspended additional cost of living adjustment increases for current and future retirees. The total State and local OPEB unfunded actuarial accrued liability at June 30, 2011 was $60.1 billion, or a decrease of $11.3 billion from the prior year.

Tropical Storm Sandy.    On October 29, 2012, the Storm struck the East Coast of the United States, causing extensive economic losses and infrastructure damage within the State, including power failures, widespread flooding and wind damage to public and private property. Though uncertainty remains concerning the Storm’s adverse impact on the State’s finances, the Governor’s office has preliminarily assessed the Storm’s damage at roughly $36.9 billion, which includes approximately $29.5 billion in repair and response costs and an additional $7.4 billion in mitigation and prevention costs. In the wake of the Storm, the federal government approved $60.4 billion in disaster relief for the states of New Jersey, New York and Connecticut, and, on February 6, 2013, the State was approved for $1.8 billion in first phase funding through the federal Department of Housing and Urban Development. In addition, the Governor’s proposed budget for fiscal year 2014 includes a $40.0 million contingency fund intended to pay for potential Storm-related costs that may not be reimbursed by the federal government. There can be no guarantee, however, that this contingency fund will be adequate to fully cover such costs. Considering the relative infancy of the rebuilding effort, the information and projections presented in this section may not reflect a complete and accurate assessment of the full extent of the Storm’s impact on the State’s financial projections. Further assessment may result in material and adverse changes to the information and projections presented herein.

Ratings.    The State’s various outstanding general obligation bonds were rated AA- with a stable outlook by Fitch, Inc. as of January 9, 2014, Aa3 with a negative outlook by Moody’s as of January 7, 2014, and AA- with a negative outlook by S&P as of November 8, 2013. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation.    The State is a party to numerous pending or threatened lawsuits in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. At any given time there are also various numbers of claims seeking monetary damages or other relief, which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims and cases.

Additional cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure can be found in the State’s Official Statement concerning the general obligation bonds it issues.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED [            ], 2014

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATIONS OF

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ) NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) AND

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ, NUJ PRC) (EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen New Jersey Premium Income Municipal Fund, Inc. (“Premium Income”) and Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2” and collectively with Investment Quality and Premium Income, the “Target Funds” or each individually, a “Target Fund”) in connection with the proposed reorganization of each Target Fund into Nuveen New Jersey Dividend Advantage Municipal Fund (“Dividend Advantage” or the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for: (i) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued Variable Rate Demand Preferred Shares with a par value of $0.01 per share and a liquidation preference of $100,000 per share (“VRDP Shares”) or MuniFund Term Preferred Shares with a par value of $0.01 per share and a liquidation preference of $10 per share (“MTP Shares”) of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (ii) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common shareholders and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and collectively, the “Reorganizations”).

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (“SEC”) dated [                    ], 2014 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787 or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [                    ], 2014.

i

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives and policies of the Funds. The investment policies described below, except as set forth under “Investment Restrictions” or otherwise noted, are not fundamental policies and may be changed by a Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board” or the “Board” and each Trustee or Director, a “Board Member”) without the approval of shareholders.

The Funds have similar investment objectives and policies. For each of the Acquiring Fund and Dividend Advantage 2, the investment objectives are to provide current income exempt from regular federal and New Jersey income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The primary investment objective of Investment Quality is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal securities, current income exempt from both regular federal and New Jersey income taxes, consistent with the Fund’s investment policies. Premium Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal securities, current income exempt from both regular federal income taxes and New Jersey personal income taxes, consistent with the Fund’s investment policies. The secondary investment objective of each of Investment Quality and Premium Income is the enhancement of portfolio value relative to the New Jersey municipal bond market through investments in tax-exempt New Jersey municipal securities that, in the opinion of the Adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. With the exception of the reference to “investment grade quality” in the primary investment objective of Investment Quality and the characterization of the investment objectives as “primary” and “secondary” components, the investment objectives of the Acquiring Fund and Dividend Advantage 2 are otherwise consistent with those of Investment Quality and Premium Income. (As described more fully below, it is a non-fundamental policy of each Fund to invest, under normal circumstances, at least 80% of its managed assets in investment grade securities.)

It is a fundamental policy of each Fund that, under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or any preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments, the income from which is exempt from regular federal and New Jersey income taxes.

As a non-fundamental policy, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one of the nationally recognized statistical rating organizations (each, an “NRSRO” or collectively, the “NRSROs”) that rate such security or are unrated but judged to be of comparable quality by the Adviser and/or Nuveen Asset Management, LLC, the sub-adviser to each Fund (“Nuveen Asset Management” or the “Sub-Adviser”). Also, as a non-fundamental policy, each Fund may invest up to 20% of its Managed Assets in municipal securities that, at the time of investment, are rated below investment grade or are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser. Additionally, as a non-fundamental policy, no more than 10% of each Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Adviser and/or the Sub-Adviser.

Securities of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its holdings of these types of portfolio securities. A Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policies apply only at the time a security is purchased, and a Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various bonds cause a Fund’s portfolio to fail to satisfy those policies. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix A.

Underrated municipal securities are those whose ratings do not, in the Adviser’s and/or the Sub-Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s and/or the Sub-Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. Each Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s and/or the Sub-Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. The investment objective pertaining to enhancement of portfolio value (the secondary investment objective for each of Investment Quality and Premium Income) is not intended to suggest that capital appreciation is itself an objective of each Fund. Instead, each Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by a Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares, although some appreciation may result in ordinary income to such shareholders.

Each Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15-30 years, including the effects of leverage, but the average effective maturity of obligations held by a Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, a Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep a Fund’s cash fully invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. A Fund may not achieve its investment objectives during such periods. As of January 31, 2014, the average effective maturities of the portfolios of the Acquiring Fund, Investment Quality, Premium Income and Dividend Advantage 2 were 13.82, 15.18, 14.72 and 15.63 years, respectively.

No Fund has established a limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal income tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Shares of the Fund therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of the Funds. The suitability of an investment in a Fund will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors. See “Tax Matters.”

Each Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds) that invest primarily in municipal securities of the types in which a Fund may invest directly. In addition, each Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

Each Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. A Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

Each Fund may invest in inverse floating rate securities. With respect to Dividend Advantage 2, such investments may not exceed 15% of the Fund’s Managed Assets. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject a Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, a Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

Each Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund’s Board would have to comply with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

Each of the Acquiring Fund, Investment Quality and Premium Income is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, each such Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the United States (“U.S.”) government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep a Fund’s cash fully invested, each Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of each Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and/or New Jersey income taxes and if the proportion of taxable investments exceeded 50% of a Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, see “Tax Matters—Federal Income Tax Matters.”

There is no assurance that a Fund will achieve its investment objectives.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, each Fund’s portfolio will be composed principally of the investments described below.

Municipal Securities

General.    Each Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New Jersey income taxes (“Municipal Obligations”). Municipal Obligations are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal Obligations may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal Obligations may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal Obligations may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal Obligations may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Funds.

The municipal securities in which each Fund will invest are generally issued by the State of New Jersey, a municipality in New Jersey, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser and/or the Sub-Adviser to be reliable), is exempt from regular federal and New Jersey income taxes, although the interest may be subject to the federal alternative minimum tax. Each Fund may invest in municipal securities issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal and New Jersey income taxes.

Yields on municipal securities depend on many factors, including the condition of the general money market and the municipal bond market, the size of a particular offering, and the maturity and rating of a particular municipal security. Moody’s, S&P’s and Fitch’s ratings represent their opinions of the quality of a particular municipal security, but these ratings are general and are not absolute quality standards. Therefore, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities with the same maturity and coupon and different ratings may have the same yield. The market value of municipal securities will vary with changes in interest rates and the ability of their issuers to make interest and principal payments.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Each Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as each Fund is solvent and does not foresee becoming insolvent.

Municipal Leases and Certificates of Participation.    Also included within the general category of Municipal Obligations described above and in the Joint Proxy Statement/Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future lease or installment purchase payments unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, a Fund’s original investment. In order to reduce this risk, a Fund will only purchase Municipal Lease Obligations where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide a Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. A Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters” or “residual interest securities”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as “short-term floaters” or “tender option bonds”) and inverse floating rate securities. Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees.

The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, a Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, a Fund, as the holder of the inverse floater, assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the inverse floaters that are issued by the special purpose trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to a Fund, as the holder of the residual inverse floating rate securities.

Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying bonds due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields higher than those available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based upon, among other things, the ability to sell the underlying bonds deposited in a special purpose trust at an attractive price. A Fund may invest in inverse floating rate securities issued by special purpose trusts whose sponsors have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require a Fund to reimburse the third-party sponsor of the trust, upon termination of the trust issuing the inverse floater, for the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate securities issued by the trust. A Fund will enter into such a recourse agreement (i) when the liquidity provider with respect to the floating rate securities issued by the special purpose trust requires such a recourse agreement because the level of leverage in the special purpose trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the special purpose trust in the event that the municipal obligation held in the trust has declined in value. In an instance where a Fund has entered such a recourse agreement, such Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust.

Each Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. See also “Segregation of Assets” below.

Each Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust. With respect to Dividend Advantage 2, investments in inverse floating rate securities may not exceed 15% of the Fund’s Managed Assets. Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for common shareholders. See the Joint Proxy Statement/Prospectus under “Risk Factors—Inverse Floating Rate Securities Risk.”

Floating Rate Securities.    Each Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Tender Option Bonds.    A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser and/or the Sub-Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service will agree with such counsel’s opinion in any particular case, there is a risk that a Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. Each Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Funds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by a Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified.

Derivatives and Hedging Strategies

The Funds may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, each Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of a Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. Each Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Funds may be greater than gains in the value of the securities in the Funds’ portfolios. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. These hedging strategies may generate taxable income.

The Fund will invest in these instruments only in markets believed by the Adviser and/or the Sub-Adviser to be active and sufficiently liquid.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of a Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for a Fund or, if used, that the strategies will be successful.

Swap Transactions.    The Funds may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Funds may also enter into options on the foregoing types of swap agreements (“swap options”).

Each Fund may enter into swap transactions for any purpose consistent with its investment objective, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain sectors or markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. A Fund’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Sub-Adviser. See “—Segregation of Assets” below.

Some, but not all, swaps may be cleared, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each contract, to the extent of its available resources for such purpose. Uncleared swaps have no such protection; each party bears the risk that its direct counterparty will default.

Interest Rate Swaps, Caps, Collars and Floors.    Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, a Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of such Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than a Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by a Fund to the counterparty exceeds the additional amount such Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

In connection with a Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. A Fund may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, a Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If a Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options.    A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. A Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, a Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions.    The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. A Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect a Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally.    A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and a Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts.    Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in over-the-counter transactions.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Funds,

the Funds will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Funds’ long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts.    Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures.    A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash – rather than any security – equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options.    Each Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Adviser has claimed, with respect to each Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to each Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if a Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and each Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to each Fund. Each Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, may limit the extent to which a Fund may employ futures, options on futures or swaps.

Segregation of Assets

As a closed-end investment company registered with the SEC, each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, a Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that a Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Adviser and/or the Sub-Adviser will monitor the Funds’ use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of a Fund’s portfolio investments.

Each Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, each Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Short-Term Investments

Short-Term Taxable Fixed Income Securities.    For temporary defensive purposes or to keep cash on hand fully invested, each Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax, the federal alternative minimum tax applicable to individuals and New Jersey personal income taxes. Short-term taxable fixed income investments are defined to include, without limitation, the following:

(a)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S.; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(b)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Funds may not be fully insured.

(c)        Repurchase agreements, which involve purchases of debt securities. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Funds to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Funds may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Adviser and/or the Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser and/or the Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(d)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Funds and a corporation. There is no secondary market for such notes. However, they are redeemable by the Funds at any time. The Adviser and/or the Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities.    Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

1.        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

2.        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

3.        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

4.        Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

5.        Bank Notes are notes issued by local government bodies and agencies, such as those described above, to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

6.        Tax-Exempt Commercial Paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Funds may invest in such other types of notes to the extent permitted under their investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

When-Issued and Delayed Delivery Transactions

Each Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund. A Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Structured Notes

Each Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

Each Fund may invest up to 10% of its Managed Assets in securities of other open or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, a Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. Each Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. Each Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Funds have not applied for and currently do not intend to apply for such relief. As a shareholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Funds’ management, advisory and administrative fees with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Joint Proxy Statement/Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to common shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Other Investment Policies and Techniques

Illiquid Securities.    Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

Portfolio Trading and Turnover Rate.    Portfolio trading may be undertaken to accomplish the investment objectives of a Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. Each Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 25%. However, the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of a Fund may exceed 25% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. Although these commissions and expenses are not reflected in the Funds’ “Total Annual Expenses” in the Joint Proxy Statement/Prospectus, they will be reflected in the Funds’ total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Tax Matters — Federal Income Tax Matters.”

Repurchase Agreements.    As temporary investments, the Funds may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Tax Matters—Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. A Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds.    A zero coupon bond is a bond that typically does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. A Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, a Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objectives, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of such Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Each Fund may not, as applicable:*

1.	Issue Senior Securities

a.	Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company of 1940 and except as otherwise described in the Prospectus.[1]

[1]	Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

Applies to: Acquiring Fund, Dividend Advantage 2

b.

Issue senior securities as defined in the 1940 Act, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph 2 below or with respect to transactions involving futures contracts or the writing of options within the limits described in “Certain Trading Strategies of the Fund—Financial Futures and Options Transactions.”[1]

Applies to: Investment Quality, Premium Income

2.	Borrow Money

a.

Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).[1],2

Applies to: Acquiring Fund, Dividend Advantage 2

b.

Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets including the amount borrowed. While any such borrowings exceed 5% of the Fund’s total assets, no additional purchases of investment securities will be made.[1,3]

Applies to: Investment Quality, Premium Income

3.	Act as An Underwriter

a.	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

Applies to: Acquiring Fund, Dividend Advantage 2

b.	Underwrite any issue of securities, except to the extent that the purchase of municipal securities in accordance with its investment objectives, policies and limitations may be deemed to be an underwriting.

[1]	Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.

[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets.

[3]	Section 21 of the 1940 Act makes it unlawful for a registered investment company to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

Applies to: Investment Quality, Premium Income

4.	Concentrate in Any One Industry

a.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

Applies to: Acquiring Fund, Dividend Advantage 2

b.	Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not be applicable to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users, nor shall it apply to municipal securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Applies to: Investment Quality, Premium Income

5.	Buy or Sell Real Estate

a.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

Applies to: Acquiring Fund, Dividend Advantage

b.	Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

Applies to: Investment Quality

c.	Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such security.

Applies to: Premium Income

6.	Buy or Sell Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

Applies to: Acquiring Fund, Investment Quality, Premium Income, Dividend Advantage 2

7.	Lending

a.	Make loans, except as permitted by the 1940 Act, and exemptive orders granted under the 1940 Act.[3]

[3]	Section 21 of the 1940 Act makes it unlawful for a registered investment company to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company.

Applies to: Acquiring Fund, Investment Quality, Premium Income

b.	Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations.

Applies to: Dividend Advantage 2

8.	Invest More than 5% in an Issuer

a.	Purchase any securities (other than obligations issued or guaranteed by the United States government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

Applies to: Acquiring Fund, Dividend Advantage 2

b.	Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets.

Applies to: Investment Quality, Premium Income

The following fundamental policies apply only to Investment Quality and Premium Income. The Acquiring Fund and Dividend Advantage 2 do not have corresponding policies.

9.	Pledge Assets

Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of the Fund’s total assets.

10.	Repurchase Agreements

  Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

11.	Purchase of Securities in which Board or Management Have Beneficial Interest

Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those directors or trustees of the Fund, or those officers and directors of Nuveen Asset Management, who individually own beneficially more than  1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

*

The table presents the fundamental investment restrictions of each Fund as they appear in the respective Fund’s initial registration statement or, where applicable, as adopted or amended with shareholder approval. Accordingly, the use of certain defined terms in the table does not necessarily correspond with defined terms used elsewhere in this SAI. Additionally, Investment Quality and Premium Income have revised certain fundamental policies relating to the purchase of financial futures and options, which has the effect of permitting each Fund to engage in derivative transactions for non-hedging purposes. As a result, the section referred to in restriction (1) has been superseded. See “Portfolio Investments—Derivatives” in the Joint Proxy Statement/Prospectus and “Portfolio Composition—Derivatives and Hedging Strategies” in this SAI.

For the purpose of applying the limitation set forth in subparagraph (1) above, a Fund may not issue senior securities not permitted by the 1940 Act simply by describing such securities in a prospectus.

For the purpose of applying the limitation set forth in subparagraph (4) above, such policy will apply to municipal securities if the payment of principal and interest for such securities is derived solely from a specific project, and in that situation a Fund will consider such municipal securities to be in an industry associated with the project.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Each of the Acquiring Fund, Investment Quality and Premium Income is diversified for purposes of the 1940 Act. Consequently, as to 75% of each such Fund’s total assets, a Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. Government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies and the non-fundamental restrictions and policies identified under “INVESTMENT OBJECTIVES AND POLICIES” herein, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. Each Fund may not:

(1)        Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)        Invest more than 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

(3)        Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)        Purchase securities when temporary borrowings exceed 5% of its total assets if and so long as any preferred shares are outstanding.

(5)        Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Sub-Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

Each Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if a Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on a Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. A copy of the current Rating Agency Guidelines will be provided to any holder of preferred shares promptly upon request therefor made by such holder to the Fund by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Portfolio Turnover

Each Fund may buy and sell municipal securities to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. Each Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what the Adviser believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. Each Fund also may engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. Each Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 25%.

For the fiscal years ended April 30, 2013 and April 30, 2012, the portfolio turnover rates of the Funds were as follows:

Fund	2013	2012
Acquiring Fund	17%	15%
Investment Quality	14%	9%
Premium Income	14%	10%
Dividend Advantage 2	27%	9%

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes.

MANAGEMENT OF THE FUNDS

Board Members and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (each, an “Investment Management Agreement”), is the responsibility of the Funds’ Board. (The same Board and officers oversee each Fund.) The number of Board Members is twelve (12), two of whom are “interested persons” (as the term “interested person” is defined in the 1940 Act) and ten of whom are not interested persons (referred to herein as “Independent Board Members”). None of the independent Board Members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, Nuveen Asset Management or their affiliates.

With respect to the Acquiring Fund and Dividend Advantage 2, the Board is divided into three classes, Class I, Class II and Class III, with the Class II Board Members serving until the 2014 annual meeting, the Class III Board Members serving until the 2015 annual meeting and the Class I Board Members serving until the 2016 annual meeting, in each case until their respective successors are elected and qualified. Currently, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, William Adams IV, David J. Kundert, John K. Nelson and Terence J. Toth are slated in Class II, and Robert P. Bremner, Jack B. Evans and Thomas S. Schreier, Jr. are slated in Class III. In addition, two Board Members are to be elected by holders of preferred shares annually. Currently, William C. Hunter and William J. Schneider serve as Board Members on annual terms and are elected by holders of preferred shares on an annual basis.

With respect to Investment Quality and Premium Income, Board Members serve annual terms until the next annual meeting or until their successors have been duly elected and qualified. Board

Members Adams, Bremner, Evans, Kundert, Nelson, Schreier, Stockdale, Stone, Stringer and Toth currently serve as the Board Members elected by holders of common shares and preferred shares, voting together as a single class, and Board Members Hunter and Schneider serve as Board Members on annual terms and are elected by holders of preferred shares on an annual basis.

The officers of the Funds serve annual terms and are elected on an annual basis.

The names, business addresses and birthdates of the Board Members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of February 21, 2014, the independent Board Members of the Funds are directors or trustees, as the case may be, of 106 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 100 Nuveen-sponsored closed-end funds (together with the Nuveen Mutual Funds, the “Nuveen Funds”), except for William Adams IV and Thomas S. Schreier, Jr., who are each directors or trustees, as the case may be, of 32 Nuveen Mutual Funds and 100 Nuveen-sponsored closed-end funds.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Chairman of the Board Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1940	Board Member	Term: Annual or Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	206	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; Director (since 2005) and President (since July 2012), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	206	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1942	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible.	206	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council , Fordham University (since 2010); formerly, Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001);

formerly, Trustee at St. Edmund Preparatory School in New York City.

				206	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206	Director, CBOE Holdings, Inc. (since 2010).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1944	Board Member	Term: Annual or Class I Board Member until 2016 Annual Shareholder Meeting Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	206	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	206	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Nominees/Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Annual or Class II Board Member until 2017 Annual Shareholder Meeting Length of Service: Since 2013	Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (since 2010); Co- President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	132	None

Thomas S. Schreier, Jr.(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Annual or Class III Board Member until 2015 Annual Shareholder Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	206

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	100

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	206

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	206

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	206

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	206

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	206

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	206

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of February 21, 2014.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board, effective July 1, 2013. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. During the fiscal year ended April 30, 2013, the Executive Committee met once.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended April 30, 2013, the Dividend Committee met four times.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and William J. Schneider. During the fiscal year ended April 30, 2013, the Closed-End Funds Committee met four times.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds;

the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix E to the Joint Proxy Statement/Prospectus. During the fiscal year ended April 30, 2013, the Audit Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. During the fiscal year ended April 30, 2013, the Compliance Committee met five times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, , Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended April 30, 2013, the Nominating and Governance Committee met six times.

During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta

University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson

Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently is on the Board of Directors of Core12 LLC, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He formerly served as the Chairman of The Board of Trustees of Marian University. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past

Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms

Pursuant to the organizational documents of each of the Acquiring Fund and Dividend Advantage 2, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. Under normal circumstances, holders of preferred shares (including holders of VRDP Shares and MTP Shares), voting separately as a single class, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

Pursuant to the organizational documents of each of Investment Quality and Premium Income, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares (including holders of VRDP Shares and MTP Shares), voting separately as a single class, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances.

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in each Fund and in all Nuveen funds overseen by the Board Member as of December 31, 2013:

Dollar Range of Equity Securities

Name of Board Member	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2	Family of Investment Companies(1)
William Adams IV(2)	None	None	None	None	over $	100,000
Robert P. Bremner	None	None	None	None	over $	100,000
Jack B. Evans	None	None	None	None	over $	100,000
William C. Hunter	None	None	None	None	over $	100,000
David J. Kundert	None	None	None	None	over $	100,000
John K. Nelson(2)	None	None	None	None		None
William J. Schneider	None	None	None	None	over $	100,000
Thomas S. Schreier, Jr.(2)	None	None	None	None	over $	100,000
Judith M. Stockdale	None	None	None	None	over $	100,000
Carole E. Stone	None	None	None	None	over $	100,000
Virginia L. Stringer	None	None	None	None	over $	100,000
Terence J. Toth	None	None	None	None	over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

(2)	Board Members Adams, Nelson and Schreier were appointed as Board Members of each Fund effective September 1, 2013.

No Board Member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of December 31, 2013, the Board Members and officers of each Fund as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before April 7, 2014. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of April 7, 2014.

Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Combined Fund	All Preferred Shares of Combined Fund
Acquiring Fund—Common Shares
Investment Quality—Common Shares
Premium Income—Common Shares
Dividend Advantage 2—Common Shares
Dividend Advantage 2—MTP Shares

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of one or more Funds, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of one or more Funds. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agents (number of VRDP Shares and percentage of total outstanding) is as follows: [                ]. Based on the preferred shares outstanding as of April 7, 2014, each holder of VRDP Shares listed in the foregoing sentence would own less than [        ]% of the estimated pro forma preferred shares of the combined fund.

Compensation

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)
Fund	Robert P. Bremner			Jack B. Evans			William C. Hunter			David J. Kundert			John K. Nelson(3)			William J. Schneider			Judith M. Stockdale			Carole E. Stone			Virginia L. Stringer			Terence J. Toth
Dividend Advantage	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Investment Quality		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Premium Income		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Dividend Advantage 2		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Total Compensation from Nuveen Funds Paid to Board Members(2)	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner			Jack B. Evans			William C. Hunter			David J. Kundert			John K. Nelson(3)			William J. Schneider			Judith M. Stockdale			Carole E. Stone			Virginia L. Stringer			Terence J. Toth
Dividend Advantage	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]	$	[	]
Investment Quality		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Premium Income		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]
Dividend Advantage 2		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]		[	]

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen funds), to the Board Members for the calendar year ended December 31, 2013 for services to the Nuveen open-end and closed-end funds advised by the Adviser.
(3)	Mr. Nelson was appointed as a Board Member of each Fund effective September 1, 2013.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, LLC, is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $[            ] billion in assets under management as of December 31, 2013. Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds, Gresham and Winslow Capital.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Investment Management Agreement for the last three fiscal years are as follows:

Acquiring Fund	2013	2012	2011
Gross Advisory Fees	$943,982	$899,385	$885,296
Waiver	$—	$—	$(64,541)

Net Advisory Fees	$943,982	$899,385	$820,755

Investment Quality	2013	2012	2011
Gross Advisory Fees	$2,849,941	$2,748,106	$2,724,737
Waiver	$—	$—	$—

Net Advisory Fees	$2,849,941	$2,748,106	$2,724,737

Premium Income	2013	2012	2011
Gross Advisory Fees	$1,757,267	$1,700,081	$1,682,009
Waiver	$—	$—	$—

Net Advisory Fees	$1,757,267	$1,700,081	$1,682,009

Dividend Advantage 2	2013	2012	2011
Gross Advisory Fees	$661,947	$640,075	$625,163
Waiver	$—	$(46,784)	$(94,842)

Net Advisory Fees	$661,947	$593,291	$530,321

Sub-Adviser

Effective as of January 1, 2011, Nuveen Fund Advisors has selected Nuveen Asset Management to serve as sub-adviser to each Fund. Nuveen Fund Advisors compensates Nuveen Asset Management for the portfolio management services it provides to the Funds from the management fees paid by the Funds. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Nuveen Fund Advisors pays Nuveen Asset Management a portfolio management fee equal to 38.4615% of net advisory fees. The total dollar amounts paid to Nuveen Asset Management by Nuveen Fund Advisors for the fiscal year ended October 31, 2013 were $[                ] for the Acquiring Fund, $[                ] for Investment Quality, $[                ] for Premium Income and $[                ] for Dividend Advantage 2.

PORTFOLIO MANAGER

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Paul L. Brennan, CFA, CPA, is the portfolio manager of each Fund.

In addition to managing the Funds, Mr. Brennan is also primarily responsible for the day-to-day portfolio management of the following accounts:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	17	$17.05 billion
Other Pooled Investment Vehicles	0	$0
Other Accounts	4	$41.8 million

*	Assets are as of October 31, 2013. None of the assets in these accounts is subject to an advisory fee based on performance.

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay.    Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.    The Funds’ portfolio manager is eligible for an annual cash bonus based on pre-tax investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the portfolio manager’s annual cash bonus is based on a Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for a Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term Incentive Compensation.    Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.
Conflicts of Interest.    Actual or apparent conflicts of interest may arise when a portfolio manager has day-today management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities.    The following table sets forth the dollar range of equity securities beneficially owned by Mr. Brennan as of February 21, 2014:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Acquiring Fund	Dollar Range of Equity Securities Beneficially Owned in the Target Funds
Paul L. Brennan	None	None

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2014. Each Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Trustees or Directors, as applicable, who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The Funds, Nuveen Fund Advisors, Nuveen Asset Management, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act, that essentially prohibit certain of their personnel, including the Funds’ portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. The codes of ethics of the Funds, Nuveen Fund Advisors, Nuveen Asset Management and Nuveen Investments can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549 or by e-mail request at publicinfo@sec.gov.

Each Fund invests its assets generally in municipal securities. On rare occasions the Funds may acquire, directly or through a special-purpose vehicle, equity securities of certain issuers whose securities the Funds already own when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), but nevertheless provides reports to the Fund’s Board on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting and ensure that records maintained in accordance with Rule 206(4)-6 of the Advisers Act were filed with the SEC on Form N-PX, provided to the Funds’ Board and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Funds, Nuveen Asset Management will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of Nuveen Asset Management’s legal and compliance departments, in consultation with the Board, will examine the conflict of interest and seek to resolve such conflict in the best interests of each Fund. If a member of Nuveen Asset Management’s legal or compliance department or the Board has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Nuveen Asset Management is responsible for decisions to purchase and sell securities for the Funds, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Funds of brokerage commissions. There generally is no stated commission in the case of securities traded in the OTC market, but the prices paid by the Funds usually include an undisclosed dealer commission or mark-up. Transactions in the OTC market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting OTC transactions. Each Fund may place its OTC transactions either directly with principal market makers, or with broker-dealers if that is consistent with Nuveen Asset Management’s obligation to obtain best qualitative execution. In certain instances, the Funds may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the OTC market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen Investments or its affiliates or affiliates of Nuveen Asset Management except in compliance with the 1940 Act.

It is Nuveen Asset Management’s policy to seek the best execution under the circumstances of each trade. Nuveen Asset Management will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. While Nuveen Asset Management will be primarily responsible for the placement of the business of the Funds, Nuveen Asset Management’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of the Funds.

Nuveen Asset Management may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Funds and that may have investment objectives similar to those of the Funds. Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by each Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where Nuveen Asset Management reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where a Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Asset Management’s management outweigh any disadvantage that may arise from Nuveen Asset Management’s larger management activities and its need to allocate securities.

The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the last three fiscal years:

	2013	2012	2011
Acquiring Fund	$—	$—	$—
Investment Quality	$—	$—	$—
Premium Income	$—	$—	$—
Dividend Advantage 2	$—	$—	$—

Substantially all of the Funds’ trades are effected on a principal basis.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Acquiring Fund is a closed-end investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Subject to its investment limitations, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NYSE, the NYSE MKT or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s taxable income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, the NYSE MKT or elsewhere, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the U.S., or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Acquiring Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Acquiring Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Acquiring Fund’s common and preferred shares, voting as a single class, and approval of the holders of at least two-thirds of the Fund’s preferred shares, voting together as a single class, unless the conversion has been approved by the requisite vote of the Board Members, in which case a majority vote of the requisite holders would be required. See the Joint Proxy Statement/Prospectus under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, the Fund’s common shares would no longer be listed on the NYSE, the NYSE MKT or elsewhere, and the Fund’s preferred shares would no longer be outstanding. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

Before deciding whether to take any action if the Acquiring Fund’s common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Federal Income Tax Matters

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of shares of the Acquiring Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, shareholders with large positions in the Acquiring Fund, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the federal alternative minimum tax (except as discussed below), or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Acquiring Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE ACQUIRING FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

The Acquiring Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable its dividends that are attributable to interest on municipal securities to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Acquiring Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or non-U.S. currencies, other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Acquiring Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Acquiring Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

If the Acquiring Fund failed to qualify as a regulated investment company in any taxable year, the Acquiring Fund would be taxed in the same manner as a regular corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Acquiring Fund in computing its taxable income. Additionally, all distributions out of earnings and profits (including distributions from net capital gain and net tax-exempt interest) would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Acquiring Fund intends to continue to qualify to pay “exempt-interest” dividends, as defined in the Code, by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt state and local bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Acquiring Fund which are attributable to interest on state and local bonds that pay interest exempt from regular federal income tax and are so designated by the Acquiring Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax.

As a regulated investment company, the Acquiring Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Acquiring Fund may retain for investment its net capital gain. However, if the Acquiring Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Acquiring Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and the net capital gain not otherwise retained by the Acquiring Fund.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax. To prevent imposition of the excise tax, the Acquiring Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Acquiring Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Acquiring Fund intends to make distributions in accordance with the calendar year distribution requirement.

The Acquiring Fund may acquire municipal obligations and other debt securities that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount unless the Acquiring Fund elects to include the market discount in taxable income as it accrues.

If the Acquiring Fund invests in certain taxable pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt interest, including such income it is required to accrue, to continue to qualify as a regulated investment company and (with respect to taxable income) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A portion of the Acquiring Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Acquiring Fund’s investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Acquiring Fund’s aggregate expenses as the percentage of the Acquiring Fund’s aggregate income (other than capital gain income) that constitutes exempt-interest income). A similar disallowance rule also applies to interest expense paid or incurred by the Acquiring Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Acquiring Fund can designate as exempt-interest dividends by the disallowed amount. Income distributions by the Acquiring Fund in excess of the amount of the Acquiring Fund’s exempt-interest dividends may be taxable as ordinary income.

Distributions to shareholders of net investment income received by the Acquiring Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Acquiring Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Acquiring Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Acquiring Fund’s shares will depend upon the amount of such income realized by the Acquiring Fund, but is not generally expected to be significant.

Distributions, if any, in excess of the Acquiring Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). “Qualified dividend income” received by noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which reach a maximum of 20%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria. As long as the Acquiring Fund qualifies as a regulated investment company under the Code, it is not expected that any part of its distributions to shareholders from its investments will qualify for the Dividends Received Deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

Distributions are treated the same for federal income tax purposes whether reinvested in additional shares of the Acquiring Fund or paid in cash.

The IRS currently requires that the Acquiring Fund designate distributions paid with respect to its common shares and its preferred shares as consisting of a portion of each type of income distributed by the Acquiring Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of the total Acquiring Fund dividends received by such class. Thus, the Acquiring Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Net capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares.

If the Acquiring Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Acquiring Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Acquiring Fund from distributing at least 90% of its investment company taxable income and tax-exempt interest as is required under the Code and therefore might jeopardize the Acquiring Fund’s qualification as a regulated investment company and/or might subject the Acquiring Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Acquiring Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Acquiring Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Acquiring Fund endeavors to avoid restrictions on its ability to distribute dividends.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Acquiring Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Acquiring Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Acquiring Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Acquiring Fund, affect the holding period of securities held by the Acquiring Fund and alter the character of the gains or losses realized by the Acquiring Fund. These provisions may also require the Acquiring Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding federal income and excise taxes. The Acquiring Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Acquiring Fund as a regulated investment company.

The sale or exchange of shares of the Acquiring Fund normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a regulated investment company that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain dividends received by the shareholder with respect to such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement stock or securities will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitation.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from municipal securities subject to the federal alternative minimum tax, a portion of the dividends paid by the Acquiring Fund, although otherwise exempt from U.S. federal income tax, would be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal securities subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal securities, and therefore a distribution by the Acquiring Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Certain noncorporate shareholders are subject to an additional 3.8% tax on some or all of their “net investment income,” which includes items of gross income that are attributable to interest, original issue discount and market discount (but not including tax-exempt interest), as well as net gain from the disposition of other property. This tax generally applies to the extent net investment income, when added to other modified adjusted gross income, exceeds $200,000 for an unmarried individual, $250,000 for a married taxpayer filing a joint return (or a surviving spouse), or $125,000 for a married individual filing a separate return. Shareholders should consult their tax advisers regarding the applicability of this tax in respect of their shares.

Tax-exempt income, including exempt-interest dividends paid by the Acquiring Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide the Acquiring Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the IRS.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Acquiring Fund.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code, relies on the position that the preferred shares will constitute equity of the Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income or to pay additional tax, interest, and penalties.

New Jersey Tax Matters

The following is a general, abbreviated summary of certain provisions of the applicable New Jersey tax law, as presently in effect, as it directly governs the taxation of New Jersey resident individual and taxable corporate shareholders of the Acquiring Fund based on the provisions and interpretations of the New Jersey Gross Income Tax Act (the “NJGITA”), the New Jersey Corporation Business Tax Act of 1945 (the “NJCBTA”), and the accompanying administrative regulations and on current judicial and administrative rulings implementing and applying such acts. This summary does not address the taxation of other types of shareholders or the application of other taxes imposed by New Jersey, nor does it discuss any local taxes that may be applicable.

Investors should rely on their own tax adviser for advice about the particular New Jersey tax consequences to them of investing in the Acquiring Fund.

The following is based on the assumptions that (i) the Acquiring Fund will at all times qualify for treatment as a regulated investment company under Subchapter M of the Code, (ii) the preferred shares issued by the Acquiring Fund in the Reorganizations will qualify as stock in the Acquiring Fund for federal tax purposes, and (iii) the Acquiring Fund will satisfy all the conditions that will cause distributions of the Acquiring Fund to qualify as exempt-interest dividends to shareholders for New Jersey purposes, including qualifying as a “qualified investment fund” within the meaning of the NJGITA.

To qualify as a “qualified investment fund,” the Acquiring Fund must satisfy the following criteria: (i) at all times the Acquiring Fund has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto; (ii) at all times the Acquiring Fund has not less than 80% of the aggregate principal amount of all of its investments—excluding financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto to the extent such instruments are authorized by Section 851(b) of the Code, cash and cash items, which cash items shall include receivables—in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey or those obligations which are statutorily free from state or local taxation under any act of New Jersey or under the laws of the United States; (iii) the Acquiring Fund complies with all applicable certification, disclosure and reporting requirements to the New Jersey Division of Taxation and shareholders; and (iv) at all times the Acquiring Fund is an investment company or trust registered with the Securities and Exchange Commission.

The Acquiring Fund will be subject to taxation under the NJCBTA only if it has a sufficient nexus with New Jersey. If the Acquiring Fund is subject to taxation under the NJCBTA, the resulting liability is not anticipated to materially affect the distribution of exempt-interest dividends to shareholders.

For NJGITA purposes, distributions made by the Acquiring Fund to shareholders will qualify as distributions exempt from taxation to the extent that the distributions are attributable to income earned by the Acquiring Fund as interest or gain from obligations of the State of New Jersey and its political subdivisions, agencies and instrumentalities, or from obligations of the United States or interest or gain with respect to obligations of other entities that is exempt from state income tax under New Jersey or United States law. All other distributions by the Acquiring Fund will generally be subject to tax under the NJGITA.

Distributions by the Acquiring Fund and income or gains on the sale, exchange, or other disposition of shares in the Acquiring Fund will generally be subject to taxation under the NJCBTA. Corporate shareholders are urged to consult their tax advisors.

Shares of the Acquiring Fund are generally not subject to ad valorem property taxation by the State of New Jersey or its political subdivisions. Shares of the Acquiring Fund may be subject to New Jersey death taxes if owned by a New Jersey decedent at the time of death.

The NJGITA requires that the method of accounting and the basis of property must be the same for the purposes of computing taxable income under the NJGITA as for federal income tax purposes and also provides express exclusions from the definition of taxable “net gains or income” for “gains or income from transactions to the extent to which nonrecognition is allowed for federal income tax purposes” and for “the exchange of stock or securities in a corporation a party to a reorganization.” As a result, an individual taxpayer may generally use federal income tax accounting concepts to determine if any income is realized for NJGITA purposes as a result of holding shares in a corporation that undergoes a tax-free reorganization for federal income tax purposes.

The computation of taxable entire net income under the NJCBTA is deemed to be prima facie equal to federal taxable income, before net operating loss deduction and special deductions. This federal taxable income starting point, which is subject to various New Jersey additions and subtractions, generally operates to adopt the tax-free treatment of reorganizations under the Code for the corporations undergoing tax-free reorganizations and their corporate shareholders.

The foregoing is a general summary of certain provisions of applicable New Jersey tax law as presently in effect as it directly governs the taxation of New Jersey resident individual and corporate holders of shares of the Acquiring Fund. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. Shareholders should consult with their own tax advisor for more detailed information concerning New Jersey and other state and local tax matters.

Other State and Local Tax Matters

While distributions qualifying as exempt-interest dividends under federal and New Jersey law will be exempt from regular federal income tax and taxation under the NJGITA, they may not be exempt from other state or local income or other taxes. Some states exempt from their state and local income tax only that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Acquiring Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Acquiring Fund will indicate, on a state-by-state basis, the source (payor) of this distributed income. Shareholders are advised to consult with their own tax advisors for more detailed information concerning New Jersey tax matters or the tax laws of their state and locality of residence.

EXPERTS

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Report for the year ended April 30, 2013 are incorporated herein. The financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of Ernst  & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the common shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of the Reorganizations is contingent upon certain conditions being satisfied or waived, including that shareholders of each Fund, voting separately, must approve the Reorganization(s) for their Fund and that shareholders of the Acquiring Fund must approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. If one Fund does not obtain the requisite approvals, the closing will not occur for any Fund. These pro forma numbers have been estimated in good faith based on information regarding the Target Funds and Acquiring Fund as of October 31, 2013. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Funds and the Acquiring Fund, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1—Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganizations of the Target Funds into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as of the beginning of the period indicated in the table below.

Target Funds	Acquiring Fund	12 Month Period Ended
Nuveen New Jersey Investment Quality Municipal Fund, Inc. (“Investment Quality”)	Nuveen New Jersey Dividend Advantage Municipal Fund (“Acquiring Fund”)	October 31, 2013
Nuveen New Jersey Premium Income Municipal Fund, Inc. (“Premium Income”)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (“Dividend Advantage 2”)

Note 2—Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of a Reorganization. The Target Funds and the Acquiring Fund are registered closed-end management investment companies. The Reorganizations will be accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Target Funds by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Funds’ shareholders in complete liquidation of the Target Funds. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4 and the assumption that Investment Quality, Premium Income and Dividend Advantage 2 will make net investment income distributions of $2,700,249, $1,779,522 and $323,311, respectively, to their shareholders prior to the Reorganizations. The table below shows the common shares that Target Funds shareholders would have received if the Reorganizations were to have taken place on the period end date in Note 1.

Target Fund	Shares Exchanged
Investment Quality	20,193,717
Premium Income	12,212,628
Dividend Advantage 2	4,369,158

In accordance with accounting principles generally accepted in the U.S., each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from each Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$95,302,310	October 31, 2013
Investment Quality	$294,651,760	October 31, 2013
Premium Income	$178,204,527	October 31, 2013
Dividend Advantage 2	$63,824,198	October 31, 2013
Combined Fund Pro Forma	$625,934,713	October 31, 2013

Note 3—Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganizations had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Funds and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the U.S. which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganizations. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Fee and Expense Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Management fees[1]	$(170,238)	(0.03)%
Other Expenses[2]	(85,700)	(0.01)%
Professional fees[2]	(70,737)	(0.01)%
Custodian fees and expenses[2]	(31,669)	(0.01)%
Shareholder reporting expenses[2]	(22,212)	(0.00)%[3]
Stock exchange listing fees[2]	(17,835)	(0.00)%[3]
Shareholder servicing agent fees and expenses[2]	(13,500)	(0.00)%[3]

Total Pro Forma Net Expense Adjustment	$(411,891)	(0.07)%

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganizations to the combined fund’s average managed assets.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.
(3)	Rounds to less than (0.01)%.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

Note 4—Reorganization Costs

The Reorganization costs (whether or not the Reorganizations are consummated) will be allocated among the Funds. The costs of the Reorganizations are estimated to be $330,000 for Investment Quality, $60,000 for Premium Income and $405,000 for Dividend Advantage 2. These costs represent the estimated nonrecurring expenses of the Target Funds in carrying out their obligations under the Plan and consist of management’s estimate of professional service fees, printing costs and mailing charges related to the proposed Reorganizations to be borne by the Target Funds. The Acquiring Fund is expected to be charged approximately $450,000 of expenses in connection with the Reorganizations. The Combined Fund Pro Forma financial information included in Note 2 has been adjusted for any costs related to the Reorganizations to be borne by the Funds. Reorganization costs do not include any commissions that would be incurred due to portfolio realignment.

If the Reorganizations had occurred as of October 31, 2013, the Acquiring Fund would not have been required to dispose of securities of the Target Funds in order to comply with its investment policies and restrictions, and would have not sold any material portion (i.e., more than 5% of a Target Fund’s assets) of the securities in the Target Funds’ portfolios solely as a result of the Reorganizations.

Note 5—Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund.

Note 6—Capital Loss Carryforward

As of October 31, 2013, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Investment Quality	Premium Income	Dividend Advantage 2
Not subject to expiration:
Short-term losses	$72,957	$154,883	$1,268	$—
Long-term losses	802,208	2,083,753	925,061	240,901

Total	$875,165	$2,238,636	$926,329	$240,901

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services—A brief description of the applicable Standard & Poor’s Ratings Services LLC, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

1.        Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.—A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal income tax rates for 2014 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

Single-Return Bracket	Joint-Return Bracket	Federal Tax Rate	4.00%	4.50%	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%
0-$9,075	0-$18,150	10.0%	4.44%	5.00%	5.56%	6.11%	6.67%	7.22%	7.78%	8.33%
$9,076-$36,900	$18,151-$73,800	15.0%	4.71%	5.29%	5.88%	6.47%	7.06%	7.65%	8.24%	8.82%
$36,901-$89,350	$73,801-$148,850	25.0%	5.33%	6.00%	6.67%	7.33%	8.00%	8.67%	9.33%	10.00%
$89,351-$186,350	$148,851-$226,850	28.0%	5.56%	6.25%	6.94%	7.64%	8.33%	9.03%	9.72%	10.42%
$186,351-$405,100	$226,851-$405,100	33.0%	5.97%	6.72%	7.46%	8.21%	8.96%	9.70%	10.45%	11.19%
$405,101-$406,750	$405,101-$457,600	35.0%	6.15%	6.92%	7.69%	8.46%	9.23%	10.00%	10.77%	11.54%
Over $406,750	Over $457,600	39.6%	6.62%	7.45%	8.28%	9.11%	9.93%	10.76%	11.59%	12.42%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

B-1

APPENDIX C

FORM OF STATEMENT ESTABLISHING THE RIGHTS AND PREFERENCES OF MUNIFUND TERM PREFERRED SHARES

C-1

NUVEEN
Investments

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
April 30, 2013

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
NQJ

Nuveen New Jersey Premium Income Municipal Fund, Inc.
NNJ

Nuveen New Jersey Dividend Advantage Municipal Fund
NXJ

Nuveen New Jersey Dividend Advantage Municipal Fund 2
NUJ

Nuveen New Jersey Municipal Value Fund
NJV

Nuveen Pennsylvania Investment Quality Municipal Fund
NQP

Nuveen Pennsylvania Premium Income Municipal Fund 2
NPY

Nuveen Pennsylvania Dividend Advantage Municipal Fund
NXM

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
NVY

Nuveen Pennsylvania Municipal Value Fund
NPN

13 April

Chairman’s

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely, Robert P. Bremner Chairman of the Board June 21, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)

Nuveen New Jersey Municipal Value Fund (NJV)

Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)

Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)

Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)

Nuveen Pennsylvania Municipal Value Fund (NPN)

Portfolio manager Paul Brennan reviews economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these Funds in January 2011.

APPROVED FUND REORGANIZATIONS

On May 23, 2013, (subsequent to the close of this reporting period) the Funds’ Board of Trustees approved a series of reorganizations for certain of the Pennsylvania Funds included in this report. The reorganizations are intended to create one, larger-state Pennsylvania Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

The approved reorganizations are as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
• Nuveen Pennsylvania Premium	NPY	Nuveen Pennsylvania Investment	NQP
Income Municipal Fund 2		Quality Municipal Fund
• Nuveen Pennsylvania Dividend	NXM
Advantage Municipal Fund
• Nuveen Pennsylvania Dividend	NVY
Advantage Municipal Fund 2

If shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust. In addition, shareholders of the Acquired Funds will become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganization.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended April 30, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its May 2013 meeting (subsequent to the end of this reporting period), the central bank stated that it expected its “highly accommodative stance of monetary policy” would keep the fed funds rate in “this exceptionally low range” at least as long as the unemployment rate remained above 6.5% and the outlook for inflation one to two years ahead was no higher than 2.5%. The Fed also decided to continue its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. Taken together, the goals of these actions are to put downward pressure on longer-term interest rates, make broader financial conditions more accommodative and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

6	Nuveen Investments

In the first quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, compared with 0.4% for the fourth quarter of 2012, continuing the pattern of positive economic growth for the 15th consecutive quarter. The Consumer Price Index (CPI) rose 1.1% year-over-year as of April 2013, while the core CPI (which excludes food and energy) increased 0.1% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to slowly show signs of improvement. As of April 2013, the national unemployment rate was 7.5%, the lowest level since December 2008, down from 8.1% in April 2012. The housing market, long a major weak spot in the economic recovery, also delivered some good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 10.9% for the twelve months ended March 2013 (most recent data available at the time this report was prepared). This marked the largest twelve-month percentage gain for the index since May 2006.

During this period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013 were averted through a last-minute deal that raised payroll taxes but left in place a number of tax breaks. However, lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

Municipal bond prices generally rallied nationally during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the market also encountered some additional volatility generated by the political environment, particularly the fiscal cliff at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. At the state level, state governments in aggregate appeared to have made good progress in dealing with budget issues. On the revenue side, state tax collections have grown for eleven straight quarters, exceeding pre-recession levels beginning in September 2011, while on the expense side, the states made headway in cutting and controlling costs. The current low level of municipal issuance reflects the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent

Nuveen Investments	7

atmosphere of municipal budget austerity. During this period, we continued to see municipal yields remain relatively low. Borrowers seeking to take advantage of the low rate environment sparked an increase in refunding activity, with approximately 50% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended April 30, 2013, municipal bond issuance nationwide totaled $378 billion, an increase of 9.5% over the issuance for the twelve-month period ended April 30, 2012. As previously mentioned, the majority of this supply was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained very strong, especially from individual investors, but also from mutual funds, banks and insurance companies.

How were the economic and market conditions in New Jersey and Pennsylvania during this reporting period?

Although New Jersey’s recession was milder than the nation’s, its subsequent economic recovery has been slow. Cutbacks in public sector employment and financial services have weighed on the state. In April 2013, New Jersey’s unemployment rate was 8.7%, down from 9.1%, in April 2012, but still above the national rate of 7.5%. On October 29, 2012, Hurricane Sandy hit New Jersey, causing extensive damage, particularly on the Jersey Shore, with Ocean and Monmouth Counties especially hard hit. Damage in New Jersey has been estimated at $29 billion. Private insurers are expected to cover about half of the damages, with the other half being covered by federal aid. The federal government has approved a total of $60.2 billion of Sandy relief, of which New Jersey is expected to see its share. New Jersey’s economy should see a lift as the rebuilding efforts from Hurricane Sandy get underway. In February 2013, the governor proposed a fiscal 2014 budget of $32.9 billion. The fiscal 2014 budget contains no new taxes and abandons the governor’s hoped-for income tax reduction. Both Moody’s and S&P reduced their credit ratings for New Jersey in 2011. Moody’s lowered its rating from Aa2 to Aa3 on April 27, 2011, citing depleted reserves, the state’s high debt burden, and its poorly funded retirement plans. S&P lowered its rating from AA to AA-on February 9, 2011, citing the same reasons. For the twelve months ended April 30, 2013, New Jersey state issuance totaled $14.4 billion, an increase of 52.4% over the twelve-month period ended April 30, 2012.

During this reporting period, Pennsylvania’s economic recovery continued, but remained somewhat tenuous. In 2012, the commonwealth’s economy expanded at a rate of 1.4%, compared with the national growth rate of 1.7%. According to Moody’s, education and health services remained Pennsylvania’s largest employment sector.

8	Nuveen Investments

Manufacturing represented another 9.9% of employment, down from previous levels. In April 2013, Pennsylvania’s unemployment rate was 7.6%, down from 8.2%, in April 2012, but still above the national rate of 7.5%. The fiscal 2013 budget was the second budget to be adopted on time after eight consecutive years of late budgets. The original budget anticipated revenue growth of 3.3%, and year-to-date through February general fund revenues are 0.7% above original estimates. The governor’s proposed fiscal 2014 budget of $29.2 billion incorporates a 2.4% increase in appropriations over the fiscal 2013 budget but does not include any additional revenue enhancements. The gap between expected revenues in fiscal 2014 and expected expenditures produce an operating shortfall of approximately $513 million. The governor has proposed using the projected ending balance in the current fiscal 2013 budget of $543 million to address the shortfall. During July 2012, Moody’s downgraded the Commonwealth of Pennsylvania’s general obligation (GO) debt rating to Aa2 with a stable outlook from Aa1 with a negative outlook. S&P affirmed its AA rating in July 2012 but revised its outlook to negative from stable. For the twelve months ended April 30, 2013, $15.7 billion in municipal bonds were issued in the commonwealth, an increase of 12.6% from the previous twelve months.

What key strategies were used to manage the Nuveen New Jersey and Pennsylvania Funds during the twelve-month reporting period ended April 30, 2013?

During this reporting period, municipal bond prices generally rallied, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. However, the municipal market also encountered some additional volatility generated by the political environment, particularly the “fiscal cliff” at the end of 2012 and the approach of federal tax season. Although the total volume of tax-exempt supply improved, the issuance pattern remained light compared with long-term historical trends. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 50% of new municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believe had the potential to perform well over the long term. During this period, the New Jersey Funds found value in several areas of the market, including transportation, toll roads, utilities and

Nuveen Investments	9

tax-supported bonds. We decreased our exposure to pre-refunded bonds as we looked to take advantage of other sectors.

In the Pennsylvania Funds, we added to our positions in hospital bonds and local GO bonds and other tax-supported issues. In particular, Pennsylvania’s hospital sector offered attractive opportunities from a number of issuers across the state, with credit quality ratings ranging from AA to BB.

In both the New Jersey and Pennsylvania Funds, we looked to add tollway revenue bonds. In particular, for the Pennsylvania Funds, we invested in Delaware River Port Authority revenue bonds. In the New Jersey funds, we invested in Delaware River revenue bonds.

Overall, we emphasized bonds with longer maturities, particularly in the New Jersey Funds, where extending duration was a major focus during the first half of the reporting period. These Funds, with the exception of NJV, tended to be at the shorter end of their targeted duration range. The purchase of longer maturity bonds helped to extend the Funds’ duration, provided additional protection for their duration and yield curve positioning and enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve. We also continued to add bonds with longer maturities to the Pennsylvania Funds, although these Funds were generally better positioned in terms of duration than the New Jersey Funds, with durations at the higher end of their targeted range. We also purchased lower rated bonds when we found attractive opportunities, as we believed these bonds continued to offer relative value.

As of April 30, 2013, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended April 30, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the applicable one-year, five-year, ten-year and since inception periods ended April 30, 2013. Each Fund’s total returns are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve-months ended April 30, 2013, the total returns on common share net asset value (NAV) for all of the Nuveen New Jersey and Pennsylvania Funds exceeded the returns for their respective S&P Municipal Bond Index. For the same period, NNJ, NUJ and NJV underperformed the Lipper New Jersey Municipal Debt Funds Classification Average, while NQJ performed in line and NXJ outperformed the Lipper

10	Nuveen Investments

Average. NQP outperformed the Lipper Pennsylvania Municipal Debt Funds Classification Average, while NPY, NXM and NPN underperformed and NVY performed in line with the Lipper Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important positive factor affecting the performance of the Funds (NJV and NPN do not use regulatory leverage).

During this twelve-month reporting period, municipal bonds with maturities of ten years and longer generally outperformed those with shorter maturities. Duration and yield curve positioning remained an important factor in the Funds’ performance. In general, the Funds were helped by their allocations of long duration bonds, which outperformed the market as a whole for the period.

Credit exposure was another important factor in the Funds’ performance during these twelve-months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, the Funds generally benefited from their holdings of lower rated credits, especially sub-investment grade bonds.

Tobacco credits backed by the 1998 master tobacco settlement agreement also performed well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement, including New Jersey and Pennsylvania, stand to receive increased payments from the tobacco companies.

During this reporting period, the New Jersey Funds had good weightings of tobacco credits, which benefited their performance as tobacco bonds rallied. The Pennsylvania Funds, with the exception of NPN, did not hold tobacco bonds, primarily due to the fact that Pennsylvania has not issued any tobacco settlement credits. NPN invested in tobacco bonds issued by the District of Columbia.

Nuveen Investments	11

NNJ and NPY, which reached their 20-year anniversary during the reporting period, had the increased exposure to bonds with short call dates typically associated with that milestone, and their shorter effective duration constrained their participation in the market rally during this period.

Individual security selection also contributed to the Funds’ performance, with the most significant example being NXJ’s large holding of non-callable, zero coupon bonds issued by North Hudson Sewerage Authority. These bonds were advance refunded during this period, with the proceeds of the refunding issue escrowed to maturity in 2023. This provided a meaningful boost to NXJ’s performance.

Shareholders also should be aware of issues impacting some of the Funds’ non-state holdings. In December 2012, Moody’s down-graded Puerto Rico GO bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. In addition, during July 2012, bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues, and not to any sector or structural issues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. All of these Funds have exposure to Puerto Rico bonds, the majority of which are the dedicated sales tax bonds issued by COFINA, but no exposure to Puerto Rico GOs.

During the reporting period, Puerto Rico paper generally underperformed the market as whole. Because most of our holdings were the COFINA bonds, the overall impact on performance was minimal. As we continue to emphasize Puerto Rico’s stronger credits, we view the COFINA bonds as potentially long-term holdings and note that the commonwealth recently introduced various sales tax initiatives aimed at improving future collections.

12	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. As mentioned previously, NJV and NPN do not use regulatory leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of April 30, 2013, the Funds’ percentages of effective and regulatory leverage are shown in the accompanying table.

Fund	Effective Leverage*	Regulatory Leverage*
NQJ	34.46%	30.77%
NNJ	34.91%	31.02%
NXJ	33.32%	29.76%
NUJ	36.31%	33.03%
NJV	5.34%	N/A
NQP	37.52%	30.10%
NPY	35.90%	30.31%
NXM	33.65%	30.59%
NVY	35.89%	29.78%
NPN	2.62%	N/A

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act of 1940.
N/A	The Fund does not use Regulatory leverage.

Nuveen Investments	13

THE FUNDS’ REGULATORY LEVERAGE

As of April 30,2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

MTP Shares

Fund	Series	MTP Shares Issued at Liquidation Value	Annual Interest Rate	NYSE Ticker
NXJ	2014	$44,861,000	2.30%	NXJ PrA
NUJ	2015	$35,050,000	2.00%	NUJ PrC
NXM	2015	$23,190,000	2.10%	NXM PrC
NVY	2015	$24,550,000	2.15%	NVY PrC

VRDP Shares

Fund	VRDP Shares Issued at Liquidation Value
NQJ	$144,300,000
NNJ	$88,600,000
NQP	$112,500,000
NPY	$105,000,000

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP Shares and VRDP Shares.

During the current reporting period, NQJ, NNJ, NQP and NPY exchanged all of their Series 1 VRDP Shares for Series 2 VRDP Shares. The term redemption date for these new VRDP Shares is April 1, 2043 for NQJ and NNJ and December 1, 2042 for NQP and NPY, respectively. NPY also issued an additional $5 million, at liquidation value, of Series 2 VRDP through a privately negotiated offering.

14	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the twelve-month reporting period ended April 30, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPY	NXM	NVY	NPN
May	$0.0705	$0.0725	$0.0695	$0.0715	$0.0580	$0.0780	$0.0700	$0.0695	$0.0745	$0.0530
June	0.0705	0.0725	0.0655	0.0715	0.0580	0.0780	0.0700	0.0670	0.0745	0.0530
July	0.0705	0.0725	0.0655	0.0715	0.0580	0.0780	0.0700	0.0670	0.0745	0.0530
August	0.0705	0.0725	0.0655	0.0715	0.0580	0.0780	0.0700	0.0670	0.0745	0.0530
September	0.0705	0.0725	0.0655	0.0665	0.0540	0.0780	0.0700	0.0670	0.0745	0.0530
October	0.0705	0.0725	0.0655	0.0665	0.0540	0.0780	0.0700	0.0670	0.0745	0.0530
November	0.0705	0.0725	0.0655	0.0665	0.0540	0.0780	0.0700	0.0670	0.0745	0.0530
December	0.0670	0.0710	0.0580	0.0600	0.0520	0.0740	0.0700	0.0630	0.0700	0.0530
January	0.0670	0.0710	0.0580	0.0600	0.0520	0.0740	0.0700	0.0630	0.0700	0.0530
February	0.0670	0.0710	0.0580	0.0600	0.0520	0.0740	0.0700	0.0630	0.0700	0.0530
March	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0700	0.0595	0.0620	0.0530
April	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0700	0.0595	0.0620	0.0530
Long-Term Capital Gain*	—	—	—	—	$0.2529	—	—	$0.0391	$0.0336	$0.3015
Ordinary Income Distribution*	$0.0005	—	—	—	$0.0160	—	—	—	—	—

Market Yield**	5.31%	5.34%	4.42%	4.44%	3.90%	5.51%	5.74%	4.92%	5.22%	4.01%
Taxable-Equivalent Yield**	7.88%	7.92%	6.56%	6.59%	5.79%	7.89%	8.22%	7.05%	7.48%	5.74%

*	Distribution paid in December 2012.
**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6% and 30.2% for New Jersey and Pennsylvania, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment

Nuveen Investments	15

income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2013, all of the Funds had positive UNII balances for tax purposes and for financial reporting purposes.

COMMON SHARE EQUITY SHELF PROGRAMS

During February and March 2013, NQJ and NNJ, respectively, each filed a preliminary prospectus with the Securities and Exchange Commission (SEC) for an equity shelf program, pursuant to which each Fund may issue additional common shares as shown in the accompanying table. As of the time this report was prepared, these equity shelf programs were not yet effective.

Fund	Additional Common Shares
NQJ	2,000,000
NNJ	1,200,000

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on the Funds’ equity shelf programs.

COMMON SHARE REPURCHASES

During November 2012, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of April 30, 2013, and since the inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NJV, NVY and NPN have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Common Shares Authorized for Repurchase
NQJ	30,600	0.1%
NNJ	12,900	0.1%
NXJ	7,200	0.1%
NUJ	2,800	0.1%
NJV	—	—
NQP	220,600	1.4%
NPY	231,200	1.5%
NXM	10,600	0.3%
NVY	—	0.0%
NPN	—	0.0%

16	Nuveen Investments

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE OTHER INFORMATION

As of April 30, 2013, and during the twelve-month reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAV as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV
Common Share NAV	$15.84	$16.30	$16.12	$15.70	$16.98
Common Share Price	$15.15	$15.97	$14.94	$15.28	$16.02
Premium/(Discount) to NAV	-4.36%	-2.02%	-7.32%	-2.68%	-5.65%
12-Month Average Premium/(Discount) to NAV	-0.85%	1.81%	-2.51%	3.89%	-1.24%

	NQP	NPY	NXM	NVY	NPN
Common Share NAV	$16.21	$15.48	$15.84	$15.53	$16.48
Common Share Price	$15.24	$14.64	$14.51	$14.26	$15.86
Premium/(Discount) to NAV	-5.98%	-5.43%	-8.40%	-8.18%	-3.76%
12-Month Average Premium/(Discount) to NAV	-1.73%	-3.26%	-4.99%	-2.47%	-4.37%

Nuveen Investments	17

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

18	Nuveen Investments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NQJ at Common Share NAV	8.91%	8.01%	6.30%
NQJ at Common Share Price	7.04%	9.35%	6.12%
S&P Municipal Bond New Jersey Index	6.27%	6.29%	5.50%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper New Jersey Municipal Debt Funds Classification Average	8.96%	8.22%	6.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/Limited	24.7%
Transportation	18.1%
U.S. Guaranteed	13.6%
Health Care	13.4%
Education and Civic Organizations	9.5%
Water and Sewer	5.3%
Tax Obligation/General	3.9%
Other	11.5%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	18.0%
AA	23.0%
A	35.4%
BBB	11.4%
BB or Lower	6.7%
N/R	3.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	19

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NNJ at Common Share NAV	8.23%	7.83%	6.00%
NNJ at Common Share Price	8.80%	9.55%	6.45%
S&P Municipal Bond New Jersey Index	6.27%	6.29%	5.50%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper New Jersey Municipal Debt Funds Classification Average	8.96%	8.22%	6.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/Limited	26.4%
Transportation	17.1%
U.S. Guaranteed	15.7%
Health Care	12.0%
Education and Civic Organizations	10.2%
Water and Sewer	5.1%
Other	13.5%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	19.6%
AA	22.8%
A	38.2%
BBB	9.9%
BB or Lower	5.9%
N/R	1.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

20	Nuveen Investments

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)

Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXJ at Common Share NAV	10.29%	8.28%	6.51%
NXJ at Common Share Price	5.04%	8.94%	6.32%
S&P Municipal Bond New Jersey Index	6.27%	6.29%	5.50%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper New Jersey Municipal Debt Funds Classification Average	8.96%	8.22%	6.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/Limited	25.8%
U.S. Guaranteed	19.3%
Transportation	15.1%
Health Care	11.3%
Water and Sewer	6.0%
Education and Civic Organizations	6.0%
Consumer Staples	4.1%
Other	12.4%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	26.0%
AA	21.2%
A	31.7%
BBB	11.0%
BB or Lower	7.5%
N/R	1.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	21

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)

Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NUJ at Common Share NAV	8.35%	7.88%	6.52%
NUJ at Common Share Price	1.99%	8.77%	6.49%
S&P Municipal Bond New Jersey Index	6.27%	6.29%	5.50%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper New Jersey Municipal Debt Funds Classification Average	8.96%	8.22%	6.60%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/Limited	25.7%
Health Care	16.0%
Transportation	13.0%
U.S. Guaranteed	10.0%
Education and Civic Organizations	8.7%
Long-Term Care	5.7%
Water and Sewer	5.7%
Consumer Staples	4.1%
Other	11.1%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	14.5%
AA	21.2%
A	42.2%
BBB	8.3%
BB or Lower	9.6%
N/R	1.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

22	Nuveen Investments

Nuveen New Jersey Municipal Value Fund (NJV)

Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	Since Inception[1]
NJV at Common Share NAV	7.86%	9.65%
NJV at Common Share Price	3.58%	7.01%
S&P Municipal Bond New Jersey Index	6.27%	7.48%
S&P Municipal Bond Index	5.74%	7.28%
Lipper New Jersey Municipal Debt Funds Classification Average	8.96%	11.52%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[2]
(as a % of total investments)
Tax Obligation/Limited	30.4%
Health Care	21.1%
Tax Obligation/General	9.3%
Education and Civic Organizations	8.8%
U.S. Guaranteed	8.6%
Transportation	8.2%
Other	13.6%

Credit Quality[2,3,4]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	9.1%
AA	19.5%
A	43.0%
BBB	13.6%
BB or Lower	6.8%
N/R	3.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from April 28, 2009.
2	Holdings are subject to change.
3	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
4	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	23

Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)

Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NQP at Common Share NAV	8.50%	8.40%	6.03%
NQP at Common Share Price	2.97%	9.60%	5.97%
S&P Municipal Bond Pennsylvania Index	5.56%	6.00%	5.09%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.32%	7.97%	5.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/General	24.2%
Health Care	16.9%
Education and Civic Organizations	13.8%
Transportation	8.8%
U.S. Guaranteed	8.5%
Tax Obligation/Limited	7.8%
Water and Sewer	4.6%
Utilities	4.3%
Other	11.1%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	9.6%
AA	43.7%
A	27.1%
BBB	13.1%
BB or Lower	1.8%
N/R	3.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

24	Nuveen Investments

Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)

Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NPY at Common Share NAV	7.86%	8.26%	5.94%
NPY at Common Share Price	6.68%	10.04%	6.04%
S&P Municipal Bond Pennsylvania Index	5.56%	6.00%	5.09%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.32%	7.97%	5.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Health Care	19.7%
Education and Civic Organizations	18.8%
Tax Obligation/General	14.0%
U.S. Guaranteed	9.9%
Transportation	7.4%
Water and Sewer	7.4%
Tax Obligation/Limited	7.1%
Long-Term Care	4.1%
Other	11.6%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	10.2%
AA	42.5%
A	22.7%
BBB	14.9%
BB or Lower	2.4%
N/R	5.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	25

Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)

Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NXM at Common Share NAV	8.02%	7.88%	6.25%
NXM at Common Share Price	6.23%	7.83%	5.89%
S&P Municipal Bond Pennsylvania Index	5.56%	6.00%	5.09%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.32%	7.97%	5.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Health Care	19.3%
Tax Obligation/General	16.4%
Education and Civic Organizations	15.8%
Tax Obligation/Limited	10.1%
Long-Term Care	9.7%
Transportation	6.9%
Water and Sewer	4.9%
Utilities	4.0%
Other	12.9%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	4.7%
AA	45.9%
A	18.3%
BBB	19.1%
BB or Lower	2.2%
N/R	7.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

26	Nuveen Investments

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)

Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	5-Year	10-Year
NVY at Common Share NAV	8.31%	7.68%	6.03%
NVY at Common Share Price	1.49%	7.99%	5.70%
S&P Municipal Bond Pennsylvania Index	5.56%	6.00%	5.09%
S&P Municipal Bond Index	5.74%	6.08%	5.16%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.32%	7.97%	5.92%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Health Care	18.2%
Education and Civic Organizations	17.6%
Tax Obligation/General	17.6%
Tax Obligation/Limited	14.5%
Transportation	8.0%
Long-Term Care	5.5%
Housing/Single Family	4.9%
Other	13.7%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	6.2%
AA	38.7%
A	24.0%
BBB	19.4%
BB or Lower	2.2%
N/R	7.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	27

Nuveen Pennsylvania Municipal Value Fund (NPN)

Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Average Annual
	1-Year	Since Inception[1]
NPN at Common Share NAV	6.58%	8.86%
NPN at Common Share Price	9.39%	6.77%
S&P Municipal Bond Pennsylvania Index	5.56%	7.00%
S&P Municipal Bond Index	5.74%	7.28%
Lipper Pennsylvania Municipal Debt Funds Classification Average	8.32%	11.24%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[2]
(as a % of total investments)
Health Care	23.1%
Tax Obligation/Limited	19.9%
Education and Civic Organizations	14.1%
Water and Sewer	12.4%
Tax Obligation/General	8.3%
Transportation	5.1%
Housing/Multifamily	4.7%
Other	12.4%

Credit Quality[2,3,4]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	6.3%
AA	26.1%
A	36.2%
BBB	24.2%
BB or Lower	.8%
N/R	4.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from April 28, 2009.
2	Holdings are subject to change.
3	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
4	Percentages may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

28	Nuveen Investments

NQJ NNJ NXJ

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 14, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, to approve the elimination of the fundamental policies relating to the Fund’s ability to make loans and to approve the new fundamental policy relating to the Fund’s ability to make loans. The meeting was subsequently adjourned to December 14, 2012. The meeting for NUJ was subsequently adjourned to January 24, 2013, February 22, 2013 and March 14, 2013.

	NQJ		NNJ		NXJ
	Common and Preferred Shares voting together as a class	Preferred Shares	Common and Preferred Shares voting together as a class	Preferred Shares	Common and Preferred Shares voting together as a class	Preferred Shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—

Total	—	—	—	—	—	—

To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—

Total	—	—	—	—	—	—

Approval of the Board Members was reached as follows:
John P. Amboian
For	18,247,878	—	10,753,439	—	—	—
Withhold	632,342	—	262,527	—	—	—

Total	18,880,220	—	11,015,966	—	—	—

Robert P. Bremner
For	18,231,492	—	10,746,735	—	9,992,576	—
Withhold	648,728	—	269,231	—	564,259	—

Total	18,880,220	—	11,015,966	—	10,556,835	—

Jack B. Evans
For	18,241,671	—	10,755,733	—	10,021,250	—
Withhold	638,549	—	260,233	—	535,585	—

Total	18,880,220	—	11,015,966	—	10,556,835	—

William C. Hunter
For	—	1,381	—	841	—	3,918,519
Withhold	—	62	—	45	—	404,091

Total	—	1,443	—	886	—	4,322,610

David J. Kundert
For	18,245,130	—	10,746,735	—	—	—
Withhold	635,090	—	269,231	—	—	—

Total	18,880,220	—	11,015,966	—	—	—

William J. Schneider
For	—	1,381	—	841	—	3,889,372
Withhold	—	62	—	45	—	433,238

Total	—	1,443	—	886	—	4,322,610

Judith M. Stockdale
For	18,229,499	—	10,746,067	—	—	—
Withhold	650,721	—	269,899	—	—	—

Total	18,880,220	—	11,015,966	—	—	—

Carole E. Stone
For	18,209,809	—	10,743,967	—	—	—
Withhold	670,411	—	271,999	—	—	—

Total	18,880,220	—	11,015,966	—	—	—

Virginia L. Stringer
For	18,239,628	—	10,756,228	—	—	—
Withhold	640,592	—	259,738	—	—	—

Total	18,880,220	—	11,015,966	—	—	—

Terence J. Toth
For	18,246,440	—	10,757,078	—	—	—
Withhold	633,780	—	258,888	—	—	—

Total	18,880,220	—	11,015,966	—	—	—

Nuveen Investments	29

NUJ	Shareholder Meeting Report (continued)
NJV
NQP

	NUJ		NJV	NQP
	Common and Preferred Shares voting together as a class	Preferred Shares	Common Shares	Common and Preferred Shares voting together as a class	Preferred Shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	3,867,262	1,338,504	—	—	—
Against	247,798	64,990	—	—	—
Abstain	139,470	15,600	—	—	—
Broker Non-Votes	1,661,428	959,962	—	—	—

Total	5,915,958	2,379,056	—	—	—

To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	3,849,572	1,345,254	—	—	—
Against	232,541	58,240	—	—	—
Abstain	172,417	15,600	—	—	—
Broker Non-Votes	1,661,428	959,962	—	—	—

Total	5,915,958	2,379,056	—	—	—

Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—
Withhold	—	—	—	—	—

Total	—	—	—	—	—

Robert P. Bremner
For	—	—	1,464,028	14,052,007	—
Withhold	—	—	59,550	418,518	—

Total	—	—	1,523,578	14,470,525	—

Jack B. Evans
For	—	—	1,464,028	14,103,685	—
Withhold	—	—	59,550	366,840	—

Total	—	—	1,523,578	14,470,525	—

William C. Hunter
For	—	—	—	—	1,074
Withhold	—	—	—	—	51

Total	—	—	—	—	1,125

David J. Kundert
For	—	—	—	—	—
Withhold	—	—	—	—	—

Total	—	—	—	—	—

William J. Schneider
For	—	—	1,464,028	—	1,074
Withhold	—	—	59,550	—	51

Total	—	—	1,523,578	—	1,125

Judith M. Stockdale
For	—	—	—	—	—
Withhold	—	—	—	—	—

Total	—	—	—	—	—

Carole E. Stone
For	—	—	—	—	—
Withhold	—	—	—	—	—

Total	—	—	—	—	—

Virginia L. Stringer
For	—	—	—	—	—
Withhold	—	—	—	—	—

Total	—	—	—	—	—

Terence J. Toth
For	—	—	—	—	—
Withhold	—	—	—	—	—

Total	—	—	—	—	—

30	Nuveen Investments

NPY NXM NVY NPN

	NPY		NXM		NVY		NPN
	Common and Preferred Shares voting together as a class	Preferred Shares	Common and Preferred Shares voting together as a class	Preferred Shares	Common and Preferred Shares voting together as a class	Preferred Shares	Common Shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	—	—	—	—	—	—	—
Against	—	—	—	—	—	—	—
Abstain	—	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

Robert P. Bremner
For	13,522,453	—	5,234,757	—	5,813,934	—	1,141,721
Withhold	418,330	—	138,740	—	119,776	—	37,341

Total	13,940,783	—	5,373,497	—	5,933,710	—	1,179,062

Jack B. Evans
For	13,525,884	—	5,266,638	—	5,814,577	—	1,141,721
Withhold	414,899	—	106,859	—	119,133	—	37,341

Total	13,940,783	—	5,373,497	—	5,933,710	—	1,179,062

William C. Hunter
For	—	780	—	2,202,127	—	2,434,818	—
Withhold	—	220	—	57,972	—	11,000	—

Total	—	1,000	—	2,260,099	—	2,445,818	—

David J. Kundert
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

William J. Schneider
For	—	780	—	2,202,127	—	2,433,318	1,141,721
Withhold	—	220	—	57,972	—	12,500	37,341

Total	—	1,000	—	2,260,099	—	2,445,818	1,179,062

Judith M. Stockdale
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

Carole E. Stone
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

Virginia L. Stringer
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

Terence J. Toth
For	—	—	—	—	—	—	—
Withhold	—	—	—	—	—	—	—

Total	—	—	—	—	—	—	—

Nuveen Investments	31

Report of Independent

Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Nuveen New Jersey Dividend Advantage Municipal Fund

Nuveen New Jersey Dividend Advantage Municipal Fund 2

Nuveen New Jersey Municipal Value Fund

Nuveen Pennsylvania Investment Quality Municipal Fund

Nuveen Pennsylvania Premium Income Municipal Fund 2

Nuveen Pennsylvania Dividend Advantage Municipal Fund

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Nuveen Pennsylvania Municipal Value Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Municipal Value Fund (the “Funds”) as of April 30, 2013, and the related statements of operations and cash flows (Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Municipal Value Fund at April 30, 2013, and the results of their operations and their cash flows (Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

June 26, 2013

32	Nuveen Investments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. Portfolio of Investments

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$800	5.000%, 1/01/32	1/15 at 100.00	Caa1	$488,280
690	5.125%, 1/01/37	1/15 at 100.00	Caa1	421,452

1,490	Total Consumer Discretionary			909,732

	Consumer Staples – 5.5% (3.9% of Total Investments)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,900	4.500%, 6/01/23	6/17 at 100.00	B1	2,902,030
12,105	4.750%, 6/01/34	6/17 at 100.00	B2	10,663,173
4,950	5.000%, 6/01/41	6/17 at 100.00	B2	4,422,875

19,955	Total Consumer Staples			17,988,078

	Education and Civic Organizations – 13.5% (9.5% of Total Investments)

1,000	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,052,630

2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	BBB	2,004,940

500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	513,945

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	BBB	1,064,270

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
3,555	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	3,956,182
2,295	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	2,509,996

120	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/22 – NPFG Insured	7/14 at 100.00	AA–	125,416

1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A1	1,331,820

2,770	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	3,030,158

1,500	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.250%, 7/01/32	7/20 at 100.00	A2	1,717,755

2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.571%, 7/01/19 (IF)	No Opt. Call	AAA	3,103,980

1,495	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H, 5.000%, 7/01/16 – FGIC Insured	7/14 at 100.00	A	1,563,621

750	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	852,998

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
430	5.000%, 7/01/32	7/21 at 100.00	BBB+	475,627
285	5.000%, 7/01/37	7/21 at 100.00	BBB+	312,058

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
200	5.000%, 7/01/18	No Opt. Call	AA	237,820
400	5.000%, 7/01/19	No Opt. Call	AA	483,252

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	2,219,480

710	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	789,264

Nuveen Investments	33

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$450	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	$499,523

875	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	1,004,964

3,370	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	3,562,494

950	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.910%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	1,436,780

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	213,538

	University of Medicine and Dentistry of New Jersey, Certificates of Participation, Child Health Institute, LLC, Series 2003:
1,945	5.000%, 4/15/20 – AMBAC Insured	10/13 at 100.00	BBB+	1,949,279
1,370	5.000%, 4/15/22 – AMBAC Insured	10/13 at 100.00	BBB+	1,372,644

	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A:
2,100	5.000%, 12/01/24 – AMBAC Insured	6/13 at 100.00	A–	2,107,098
4,000	5.500%, 12/01/27 – AMBAC Insured	6/13 at 100.00	A–	4,014,160
290	5.000%, 12/01/31 – AMBAC Insured	6/13 at 100.00	A–	290,792

39,785	Total Education and Civic Organizations			43,796,484

	Financials – 1.7% (1.2% of Total Investments)

5,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	5,546,550

	Health Care – 18.9% (13.4% of Total Investments)

1,000	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	1,049,260

2,090	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	2,171,677

2,320	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	2,524,926

1,175	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.102%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	1,704,690

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,176,380

2,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,177,940

510	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	598,817

3,750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	3,955,125

1,265	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,349,338

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	410,192

695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	716,399

615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	638,616

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
500	3.750%, 7/01/27	No Opt. Call	A3	519,250
2,575	5.000%, 7/01/31	7/22 at 100.00	A3	2,896,025
1,500	5.000%, 7/01/37	7/22 at 100.00	A3	1,665,795

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
$3,000	5.000%, 7/01/25	7/18 at 100.00	A	$3,502,650
1,760	5.000%, 7/01/26	7/22 at 100.00	A	2,038,010

660	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32 (WI/DD, Settling 5/08/13)	7/23 at 100.00	A	755,924

3,545	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	3,826,473

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
1,495	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	1,540,284
1,585	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,618,697

3,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	3,572,254

1,885	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	1,981,154

2,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,656,454

2,850	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	2,853,762

3,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	3,310,329

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
670	5.000%, 7/01/25	7/16 at 100.00	A2	707,185
4,410	5.000%, 7/01/36	7/16 at 100.00	A2	4,584,416
1,295	5.000%, 7/01/46	7/16 at 100.00	A2	1,342,681

3,360	Newark, New Jersey, GNMA Collateralized Healthcare Facility Revenue Bonds, New Community Urban Renewal Corporation, Series 2001A, 5.200%, 6/01/30	6/14 at 100.00	Aa1	3,438,623

56,670	Total Health Care			61,283,326

	Housing/Multifamily – 1.9% (1.3% of Total Investments)

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,830	5.750%, 6/01/31	6/20 at 100.00	Baa3	2,095,625
1,050	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,196,087

2,743	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)	10/13 at 100.00	Aaa	2,748,579

5,623	Total Housing/Multifamily			6,040,291

	Housing/Single Family – 3.5% (2.5% of Total Investments)

10,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.450%, 10/01/25	10/21 at 100.00	Aa1	11,143,400

305	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	314,425

10,305	Total Housing/Single Family			11,457,825

	Long-Term Care – 2.2% (1.6% of Total Investments)

1,660	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,727,114

1,125	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	BBB–	1,152,833

Nuveen Investments	35

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$2,600	New Jersey Economic Development Authority, GNMA Collateralized Mortgage Revenue Bonds, Victoria Health Corporation, Series 2001A, 5.200%, 12/20/36	12/14 at 100.00	Aaa	$2,655,380

595	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/13 at 100.00	A–	596,720

1,100	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	1,123,210

7,080	Total Long-Term Care			7,255,257

	Tax Obligation/General – 5.6% (3.9% of Total Investments)

690	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	690,262

4,300	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	4,814,237

930	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	1,098,525

670	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	627,435

1,400	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	1,743,798

2,210	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	2,472,880

2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,887,924

	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004:
1,690	5.000%, 9/01/16 – AMBAC Insured	9/14 at 100.00	A–	1,791,637
1,865	4.750%, 9/01/18 – AMBAC Insured	9/14 at 100.00	A–	1,970,186

16,270	Total Tax Obligation/General			18,096,884

	Tax Obligation/Limited – 34.9% (24.7% of Total Investments)

1,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	2,352,141

1,965	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	2,533,651

1,145	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,549,792

2,650	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	3,241,507

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,585	5.250%, 1/01/36	1/22 at 100.00	A	2,921,670
1,570	5.125%, 1/01/42	1/22 at 100.00	A	1,754,930

470	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	461,944

1,445	Lower Township Municipal Utilities Authority, Cape May County, New Jersey, Revenue Bonds, Series 2003D, 5.000%, 12/01/16 – FGIC Insured	12/13 at 100.00	N/R	1,472,975

5,700	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26	6/16 at 100.00	A+	6,372,657

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,050	5.000%, 6/15/19	No Opt. Call	BBB+	2,412,543
1,100	5.000%, 6/15/21	No Opt. Call	BBB+	1,314,654
1,900	5.000%, 6/15/25	6/22 at 100.00	BBB+	2,199,155

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$4,675	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA–	$4,995,612

5,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	5,289,600

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
205	5.125%, 6/15/27	6/17 at 100.00	Baa3	217,927
345	5.125%, 6/15/37	6/17 at 100.00	Baa3	360,811

5,150	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/28	3/23 at 100.00	A+	6,052,692

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,965	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	2,145,151
3,930	5.000%, 9/01/37	9/17 at 100.00	A+	4,290,302

1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA–	2,119,983

850	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	929,628

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
1,075	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	1,214,965
1,900	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	2,140,464

12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	5,802,960

4,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	5,498,711

4,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	4,907,112

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	4,244,300
15,355	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	6,188,372
15,310	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	5,866,944

2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	2,891,850

4,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	5,112,986

1,820	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	1,826,297

1,315	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	1,174,690

2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	2,205,180

3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,837,563

1,850	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.604%, 3/01/34 (IF) (4)	No Opt. Call	AA+	3,650,735

1,650	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,817,376

131,525	Total Tax Obligation/Limited			113,369,830

Nuveen Investments	37

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 25.7% (18.1% of Total Investments)

$2,250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	$2,390,670

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
2,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	A1	2,138,480
4,050	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	4,294,175
1,500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	1,589,415

	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
1,115	5.000%, 7/01/24	7/22 at 100.00	A2	1,347,199
650	4.000%, 7/01/26	7/22 at 100.00	A2	715,715

	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,117,800
3,300	5.000%, 1/01/40	1/20 at 100.00	A–	3,688,740

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
540	5.000%, 1/01/25	No Opt. Call	BBB–	625,379
1,350	5.000%, 1/01/26	No Opt. Call	BBB–	1,548,855

	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
240	5.000%, 9/01/28	9/22 at 100.00	A+	280,848
610	5.000%, 9/01/29	9/22 at 100.00	A+	709,485

3,000	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (5)	11/13 at 100.00	N/R	2,999,970

650	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	9/13 at 100.00	B	685,003

1,125	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	B	1,185,390

3,405	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A2	3,716,149

105	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	120,956

1,265	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	1,632,520

4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	4,468,640

2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,799,808

1,500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	2,191,395

1,260	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	1,413,455

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
7,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	7,632,660
3,000	5.000%, 12/01/34	6/15 at 101.00	AA–	3,242,100

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.512%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	1,546,280

4,600	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	4,653,360

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	2,075,860

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
6,605	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	BBB–	6,630,561
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	Baa2	12,176,943

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2012:
$2,000	5.000%, 11/01/20	No Opt. Call	A–	$2,408,560
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,222,110

76,630	Total Transportation			83,248,481

	U.S. Guaranteed – 19.3% (13.6% of Total Investments) (6)

	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A:
1,000	5.000%, 9/01/21 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA+ (6)	1,107,130
1,420	5.000%, 9/01/22 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA+ (6)	1,572,125

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,090	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (6)	1,187,533
2,525	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (6)	2,750,937

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
2,500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,652,525
5,750	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	6,100,808

1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (6)	2,192,787

1,380	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/22 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	N/R (6)	1,457,418

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
2,000	5.000%, 7/01/18 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (6)	2,197,820
1,175	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (6)	1,291,219

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
1,260	5.000%, 7/01/19 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (6)	1,299,791
2,510	4.750%, 7/01/20 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (6)	2,585,074
185	4.250%, 7/01/24 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (6)	189,914

610	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (6)	646,887

1,300	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (6)	1,310,829

	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C:
1,195	5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (6)	1,260,295
1,875	5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (6)	1,977,450

1,430	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA– (6)	1,509,351

2,500	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25 (Pre-refunded 9/15/13)	9/13 at 100.00	A+ (6)	2,544,250

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,885	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (6)	3,196,061
4,455	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (6)	4,935,338

2,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (6)	2,864,566

1,690	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (6)	2,125,783

3,890	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA– (6)	4,267,174

Nuveen Investments	39

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
$55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (6)	$63,843
170	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	197,482
55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (6)	63,891
1,555	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	1,675,154

1,250	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	N/R (6)	1,291,474

1,625	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Project, Series 2005, 5.000%, 5/01/30 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa3 (6)	1,775,165

2,095	Puerto Rico Housing Finance Corporation, Mortgage-Backed Securities Home Mortgage Revenue Bonds, Series 2001A, 5.200%, 12/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	2,103,925

2,090	Puerto Rico Housing Finance Corporation, Mortgage-Backed Securities Home Mortgage Revenue Bonds, Series 2001B, 5.300%, 12/01/28 (Pre-refunded 6/01/13) (Alternative Minimum Tax)	6/13 at 100.00	Aaa	2,097,879

58,285	Total U.S. Guaranteed			62,491,878

	Utilities – 1.1% (0.8% of Total Investments)

395	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	438,501

2,055	Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Bonds, Regional Sludge Project, Series 2003, 5.000%, 12/15/14 – FGIC Insured	12/13 at 100.00	AA+	2,115,602

1,000	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 4.750%, 6/15/32 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,060,360

3,450	Total Utilities			3,614,463

	Water and Sewer – 7.4% (5.3% of Total Investments)

	Lacey Municipal Utilities Authority, Ocean County, New Jersey, Water Revenue Bonds, Series 2003B:
1,750	5.000%, 12/01/17 – FGIC Insured	12/13 at 100.00	N/R	1,780,800
1,835	5.000%, 12/01/18 – FGIC Insured	12/13 at 100.00	N/R	1,865,002
1,000	5.000%, 12/01/19 – FGIC Insured	12/13 at 100.00	N/R	1,015,400

	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
270	5.000%, 10/01/23	No Opt. Call	A	329,497
6,495	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	6,583,657

3,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	3,413,220

1,080	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	1,180,224

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$2,905	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.318%, 9/01/21 (IF) (4)	No Opt. Call	AAA	$4,035,219

	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
1,650	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	1,924,511
1,725	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,945,610

21,710	Total Water and Sewer			24,073,140

$453,778	Total Investments (cost $425,722,228) – 141.5%			459,172,219

	Variable Rate Demand Preferred Shares, at Liquidation Value – (44.5)% (7)			(144,300,000)

	Other Assets Less Liabilities – 3.0%			9,727,510

	Net Assets Applicable to Common Shares – 100%			$324,599,729

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen New Jersey Premium Income Municipal Fund, Inc. Portfolio of Investments

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$480	5.000%, 1/01/32	1/15 at 100.00	Caa1	$292,968
415	5.125%, 1/01/37	1/15 at 100.00	Caa1	253,482

895	Total Consumer Discretionary			546,450

	Consumer Staples – 4.9% (3.4% of Total Investments)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
755	4.500%, 6/01/23	6/17 at 100.00	B1	755,529
7,620	4.750%, 6/01/34	6/17 at 100.00	B2	6,712,381
2,345	5.000%, 6/01/41	6/17 at 100.00	B2	2,095,281

10,720	Total Consumer Staples			9,563,191

	Education and Civic Organizations – 14.4% (10.2% of Total Investments)

1,125	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,184,209

500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	BBB	501,235

300	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	308,367

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
2,090	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	2,325,857
3,350	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	3,663,828

100	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 – NPFG Insured	7/14 at 100.00	AA–	104,873

970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,061,102

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.375%, 7/01/41	7/20 at 100.00	A2	1,140,030

1,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.571%, 7/01/19 (IF)	No Opt. Call	AAA	2,071,907

	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H:
1,640	5.000%, 7/01/18 – FGIC Insured	7/14 at 100.00	A	1,724,657
1,040	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A	1,091,678

275	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	A	312,766

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	287,589
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	186,140

300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	362,439

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	2,219,480

445	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	494,680

270	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	299,714

350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	401,986

1,925	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	2,030,991

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$550	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.910%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	$831,820

2,025	University of Medicine and Dentistry of New Jersey, Certificates of Participation, Child Health Institute, LLC, Series 2003, 5.000%, 4/15/21 – AMBAC Insured	10/13 at 100.00	BBB+	2,029,151

1,000	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004, 5.000%, 6/15/29 – NPFG Insured	6/14 at 100.00	BBB+	1,017,640

2,750	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A, 5.000%, 12/01/31 – AMBAC Insured	6/13 at 100.00	A–	2,757,508

25,770	Total Education and Civic Organizations			28,409,647

	Financials – 0.8% (0.6% of Total Investments)

1,500	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,663,965

	Health Care – 17.0% (12.0% of Total Investments)

25	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	26,059

620	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	650,541

690	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	716,965

1,375	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	1,496,454

695	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.102%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	1,008,306

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
1,150	6.000%, 7/01/26	7/21 at 100.00	BB+	1,342,464
1,000	6.250%, 7/01/35	7/21 at 100.00	BB+	1,176,380

300	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	352,245

1,615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,703,341

240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	246,115

700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	721,553

375	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	389,400

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,800	3.750%, 7/01/27	No Opt. Call	A3	1,869,300
300	5.000%, 7/01/31	7/22 at 100.00	A3	337,401

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
220	5.000%, 7/01/26	7/22 at 100.00	A	254,751
2,500	5.000%, 7/01/27	7/22 at 100.00	A	2,877,575

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32 (WI/DD, Settling 5/08/13)	7/23 at 100.00	A	458,136

2,125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	2,293,725

Nuveen Investments	43

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$465	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/13 at 100.00	BB+	$465,846

1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,189,768

1,790	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	2,023,523

1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	1,219,172

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	1,732,470

1,675	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	1,677,211

2,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	2,016,291

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
1,250	5.000%, 7/01/36	7/16 at 100.00	A2	1,299,438
1,155	5.000%, 7/01/46	7/16 at 100.00	A2	1,197,527

2,650	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/13 at 100.00	A1	2,692,612

30,950	Total Health Care			33,434,569

	Housing/Multifamily – 3.3% (2.3% of Total Investments)

325	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Revenue Bonds, Mount Carmel Towers, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	5/13 at 100.00	Aa1	325,468

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,100	5.750%, 6/01/31	6/20 at 100.00	Baa3	1,259,665
550	5.875%, 6/01/42	6/20 at 100.00	Baa3	626,522

	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,125	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA–	2,181,610
1,065	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA–	1,077,684
1,065	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA–	1,075,501

6,230	Total Housing/Multifamily			6,546,450

	Housing/Single Family – 2.5% (1.8% of Total Investments)

4,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	4,426,400

520	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	536,068

4,520	Total Housing/Single Family			4,962,468

	Long-Term Care – 1.4% (1.0% of Total Investments)

970	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,009,217

750	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	BBB–	766,523

1,000	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.500%, 6/01/21	6/13 at 100.00	A–	1,001,920

2,720	Total Long-Term Care			2,777,660

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 5.9% (4.1% of Total Investments)

$2,250	Freehold Regional High School District, Monmouth County, New Jersey, General Obligation Bonds, Refunding Series 2001, 5.000%, 3/01/17 – FGIC Insured	No Opt. Call	AA	$2,609,573

2,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	2,798,975

555	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	655,572

1,475	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	1,650,451

1,485	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	Aa3	1,938,237

1,780	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004, 4.750%, 9/01/17 – AMBAC Insured	9/14 at 100.00	A–	1,880,392

10,045	Total Tax Obligation/General			11,533,200

	Tax Obligation/Limited – 37.5% (26.4% of Total Investments)

1,000	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	1,325,150

5,385	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/19 – AGM Insured	12/13 at 100.00	Aa2	5,543,156

1,155	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	1,489,245

3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AAA	2,121,630

1,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,353,530

1,225	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,498,432

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,835	5.250%, 1/01/36	1/22 at 100.00	A	2,073,990
1,185	5.125%, 1/01/42	1/22 at 100.00	A	1,324,581

640	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	629,030

3,450	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/25 New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:	6/16 at 100.00	A+	3,857,135
1,050	5.000%, 6/15/19	No Opt. Call	BBB+	1,235,693
1,100	5.000%, 6/15/26	6/22 at 100.00	BBB+	1,262,272

3,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	3,385,344

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
120	5.125%, 6/15/27	6/17 at 100.00	Baa3	127,567
205	5.125%, 6/15/37	6/17 at 100.00	Baa3	214,395

3,600	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A+	4,445,676

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,155	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	1,260,890
2,310	5.000%, 9/01/37	9/17 at 100.00	A+	2,521,781

505	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	552,308

Nuveen Investments	45

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,500	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured	No Opt. Call	Baa2	$1,835,490

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
400	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	452,080
715	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	805,490

12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	5,802,959

1,700	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	2,173,909

2,600	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	3,037,736

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
6,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	2,546,580
12,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	4,836,239
4,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,532,840

4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	4,626,960

800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	997,656

1,130	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	1,133,910

780	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	696,774

3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,837,563

1,125	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.604%, 3/01/34 (IF) (4)	No Opt. Call	AA+	2,220,041

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,101,440

86,620	Total Tax Obligation/Limited			73,859,472

	Transportation – 24.3% (17.1% of Total Investments)

3,000	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	3,187,560

2,500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	2,649,025

1,600	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,850,080

1,105	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/25	7/22 at 100.00	A2	1,327,580

500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	558,900

1,095	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/25	No Opt. Call	BBB–	1,268,130

350	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	9/13 at 100.00	B	368,848

675	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	B	711,234

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$3,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A1	$3,203,730

1,875	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A2	2,046,338

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
225	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	259,191
370	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	426,225

2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	2,792,900

2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,799,808

1,250	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	1,826,163

240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	269,230

2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	4/15 at 100.00	A2	2,921,188

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
4,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	4,361,520
3,000	5.000%, 12/01/34	6/15 at 101.00	AA–	3,242,100

585	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.512%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	904,574

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	1,037,930

8,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	BBB–	8,030,957

790	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2012., 5.000%, 11/01/22	No Opt. Call	A–	965,467

850	Trenton Parking Authority, Mercer County, New Jersey, Guaranteed Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24 – FGIC Insured	10/13 at 100.00	AA	863,362

43,640	Total Transportation			47,872,040

	U.S. Guaranteed – 22.3% (15.7% of Total Investments) (5)

2,075	Egg Harbor Township School District, Atlantic County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 4/01/27 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	N/R (5)	2,261,522

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,185	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (5)	1,291,034
2,755	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA– (5)	3,001,517

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	530,505
1,600	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,693,136
2,540	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,694,965

1,660	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	2,001,080

595	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	677,770

1,145	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	N/R (5)	1,209,235

Nuveen Investments	47

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
$1,375	5.000%, 7/01/18 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	$1,418,423
725	5.000%, 7/01/19 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	747,896
1,530	4.750%, 7/01/20 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	1,575,762

300	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (5)	318,141

400	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	421,856

2,720	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25 (Pre-refunded 9/15/13)	9/13 at 100.00	A+ (5)	2,768,144

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,615	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	2,896,949
3,000	5.000%, 9/15/28 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	3,323,460

1,270	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,597,482

2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/18 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	A+ (5)	2,254,640

1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA– (5)	1,217,626

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
125	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	144,626
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (5)	226,352
470	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	545,980
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	226,524
120	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	139,399
4,105	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	4,422,193
1,100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	1,184,997

750	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	N/R (5)	774,885

2,125	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (5)	2,340,071

40,285	Total U.S. Guaranteed			43,906,170

	Utilities – 0.1% (0.1% of Total Investments)

245	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	271,982

	Water and Sewer – 7.2% (5.1% of Total Investments)

250	Jersey City Sewer Authority, Hudson County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14 – AMBAC Insured	No Opt. Call	N/R	257,938

4,330	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C, 4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	4,389,105

1,250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	1,422,175

420	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	458,976

1,780	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.318%, 9/01/21 (IF) (4)	No Opt. Call	AAA	2,472,527

1,650	New Jersey Water Supply Authority, Water Supply Authority Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 – NPFG Insured	8/15 at 100.00	AA	1,767,464

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
$1,000	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	$1,166,370
1,100	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,240,679

995	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	A1	1,091,286

12,775	Total Water and Sewer			14,266,520

$276,915	Total Investments (cost $256,907,646) – 141.9%			279,613,784

	Variable Rate Demand Preferred Shares, at Liquidation Value – (45.0)% (6)			(88,600,000)

	Other Assets Less Liabilities – 3.1%			5,975,392

	Net Assets Applicable to Common Shares – 100%			$196,989,176

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.7%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	49

Nuveen New Jersey Dividend Advantage Municipal Fund Portfolio of Investments

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$260	5.000%, 1/01/32	1/15 at 100.00	Caa1	$158,691
230	5.125%, 1/01/37	1/15 at 100.00	Caa1	140,484

490	Total Consumer Discretionary			299,175

	Consumer Staples – 5.8% (4.1% of Total Investments)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
895	4.500%, 6/01/23	6/17 at 100.00	B1	895,627
4,525	4.750%, 6/01/34	6/17 at 100.00	B2	3,986,026
1,385	5.000%, 6/01/41	6/17 at 100.00	B2	1,237,511

6,805	Total Consumer Staples			6,119,164

	Education and Civic Organizations – 8.4% (6.0% of Total Investments)

250	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	256,973

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,115	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	1,240,828
735	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	803,855

60	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – NPFG Insured	7/14 at 100.00	AA–	62,780

970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	1,061,102

665	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.571%, 7/01/19 (IF)	No Opt. Call	AAA	1,032,073

300	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	341,199

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	287,589
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	186,140

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
25	6.500%, 12/01/19	6/19 at 100.00	A–	30,811
100	6.500%, 12/01/20	6/19 at 100.00	A–	122,539
5	7.125%, 12/01/23	6/19 at 100.00	A–	6,411

265	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	294,585

135	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	149,857

350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	401,986

1,185	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,252,687

300	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.910%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	453,720

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	252,575

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$75	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	$80,077

500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/13 at 100.00	BBB–	501,545

20	University of Medicine and Dentistry of New Jersey, Certificates of Participation, Child Health Institute, LLC, Series 2003, 4.125%, 4/15/16 – AMBAC Insured	No Opt. Call	BBB+	20,043

	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004:
20	5.250%, 6/15/21 – NPFG Insured	No Opt. Call	BBB+	20,615
45	5.000%, 6/15/36 – NPFG Insured	6/14 at 100.00	BBB+	45,739

7,800	Total Education and Civic Organizations			8,905,729

	Financials – 1.8% (1.3% of Total Investments)

850	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	5/13 at 100.00	N/R	849,915

250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/13 at 100.00	Baa3	251,243

750	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	831,983

1,850	Total Financials			1,933,141

	Health Care – 15.9% (11.3% of Total Investments)

310	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	325,271

710	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	772,714

370	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.102%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	536,796

850	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	992,256

180	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	211,347

865	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	912,316

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,600,005

130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	133,312

440	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	453,548

180	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	186,912

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,040	3.750%, 7/01/27	No Opt. Call	A3	1,080,040
500	5.000%, 7/01/31	7/22 at 100.00	A3	562,335

240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32 (WI/DD, Settling 5/08/13)	7/23 at 100.00	A	274,882

1,255	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	1,354,647

Nuveen Investments	51

Nuveen New Jersey Dividend Advantage Municipal Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	$128,786

1,555	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	1,757,865

445	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	467,699

700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	808,486

895	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	896,181

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	2,006,260

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
665	5.000%, 7/01/36	7/16 at 100.00	A2	691,301
615	5.000%, 7/01/46	7/16 at 100.00	A2	637,644

15,570	Total Health Care			16,790,603

	Housing/Multifamily – 0.9% (0.6% of Total Investments)

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
560	5.750%, 6/01/31	6/20 at 100.00	Baa3	641,284
300	5.875%, 6/01/42	6/20 at 100.00	Baa3	341,739

860	Total Housing/Multifamily			983,023

	Housing/Single Family – 5.2% (3.7% of Total Investments)

5,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	5,532,999

	Industrials – 0.7% (0.5% of Total Investments)

670	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	BBB	695,138

	Long-Term Care – 2.5% (1.8% of Total Investments)

520	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	541,024

250	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	BBB–	255,508

	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	6.000%, 6/01/25	6/13 at 100.00	A–	1,002,060
335	5.500%, 6/01/31	6/13 at 100.00	A–	335,573

500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/13 at 100.00	BB+	500,190

2,605	Total Long-Term Care			2,634,355

	Tax Obligation/General – 3.6% (2.6% of Total Investments)

1,000	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	1,119,590

1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,231,021

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$300	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	$354,363

250	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	311,393

740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	828,023

3,390	Total Tax Obligation/General			3,844,390

	Tax Obligation/Limited – 36.3% (25.8% of Total Investments)

600	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	795,090

1,745	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	AA	1,793,057

1,000	Camden County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	Aa2	1,103,920

1,100	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	1,186,988

620	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	799,422

3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Refunding Series 2012A, 5.000%, 11/01/20	No Opt. Call	AAA	3,779,129

500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	676,765

815	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	996,916

1,785	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	A+	1,971,300

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
600	5.000%, 6/15/19	No Opt. Call	BBB+	706,110
360	5.000%, 6/15/21	No Opt. Call	BBB+	430,250
600	5.000%, 6/15/26	6/22 at 100.00	BBB+	688,512

1,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	1,269,504

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
65	5.125%, 6/15/27	6/17 at 100.00	Baa3	69,099
115	5.125%, 6/15/37	6/17 at 100.00	Baa3	120,270

1,650	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/28	3/23 at 100.00	A+	1,939,212

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
615	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	671,383
1,235	5.000%, 9/01/37	9/17 at 100.00	A+	1,348,225

470	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA–	517,606

250	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	273,420

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
350	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	395,570
610	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	687,202

Nuveen Investments	53

Nuveen New Jersey Dividend Advantage Municipal Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$6,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	$2,901,480

1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	1,662,401

1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,518,868

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
3,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	1,273,290
3,500	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,410,570
6,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	2,299,260

1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	1,156,740

800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	997,656

915	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	918,166

405	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	361,787

575	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.604%, 3/01/34 (IF) (4)	No Opt. Call	AA+	1,134,688

550	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	605,792

44,630	Total Tax Obligation/Limited			38,459,648

	Transportation – 21.3% (15.1% of Total Investments)

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	A1	1,069,240
1,000	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	1,060,290
500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	529,805

350	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/27	7/22 at 100.00	A2	379,768

500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	558,900

1,260	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB–	1,435,480

300	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	A+	345,231

900	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/13 at 100.00	B	903,402

1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A1	1,067,910

1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A2	1,091,380

35	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	40,319

300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	387,159

1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	1,117,160

1,660	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,952,807

375	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	547,849

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	$269,230

1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/34	6/15 at 101.00	AA–	1,621,050

310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.512%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	479,347

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	1,011,600

500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	518,965

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	BBB–	5,019,349

950	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2012., 5.000%, 11/01/22	No Opt. Call	A–	1,161,005

20,680	Total Transportation			22,567,246

	U.S. Guaranteed – 27.1% (19.3% of Total Investments) (5)

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
600	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	636,606
1,200	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,273,212

385	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	438,557

690	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	N/R (5)	728,709

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
700	5.000%, 7/01/17 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	769,237
1,000	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,098,910
520	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	571,433

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	1,031,580

625	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	659,150

630	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA– (5)	664,959

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
925	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	1,024,734
1,400	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	1,550,948

890	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	897,699

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,062,892

1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA– (5)	1,404,109

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (5)	17,412
130	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	151,016
25	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	29,042
570	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	614,044

Nuveen Investments	55

Nuveen New Jersey Dividend Advantage Municipal Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)

$1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (5)	$1,008,100

375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	N/R (5)	387,443

15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa1 (5)	12,698,924

30,645	Total U.S. Guaranteed			28,718,716

	Utilities – 2.4% (1.7% of Total Investments)

1,510	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	A	1,987,069

530	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	566,819

2,040	Total Utilities			2,553,888

	Water and Sewer – 8.5% (6.0% of Total Investments)

225	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	234,675

	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
670	5.000%, 10/01/23	No Opt. Call	A	817,641
2,730	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	2,767,265

250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	284,435

320	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	349,696

1,680	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31	9/21 at 100.00	AAA	1,716,994

925	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.318%, 9/01/21 (IF) (4)	No Opt. Call	AAA	1,284,881

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
$670	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	$781,468
640	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	721,850

8,110	Total Water and Sewer			8,958,905

$151,145	Total Investments (cost $135,534,975) – 140.7%			148,996,120

	MuniFund Term Preferred Shares, at Liquidation Value – (42.4)% (6)			(44,861,000)

	Other Assets Less Liabilities – 1.7%			1,757,134

	Net Assets Applicable to Common Shares – 100%			$105,892,254

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1%
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	57

Nuveen New Jersey Dividend Advantage Municipal Fund 2 Portfolio of Investments

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$180	5.000%, 1/01/32	1/15 at 100.00	Caa1	$109,863
150	5.125%, 1/01/37	1/15 at 100.00	Caa1	91,620

330	Total Consumer Discretionary			201,483

	Consumer Staples – 6.0% (4.1% of Total Investments)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
605	4.500%, 6/01/23	6/17 at 100.00	B1	605,424
3,275	4.750%, 6/01/34	6/17 at 100.00	B2	2,884,915
885	5.000%, 6/01/41	6/17 at 100.00	B2	790,756

4,765	Total Consumer Staples			4,281,095

	Education and Civic Organizations – 12.7% (8.7% of Total Investments)

200	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	205,578

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
790	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	879,152
495	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	541,372

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2007E, 5.000%, 7/01/33	No Opt. Call	AAA	1,147,490

335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.571%, 7/01/19 (IF)	No Opt. Call	AAA	519,917

275	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	A	312,766

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
170	5.000%, 7/01/32	7/21 at 100.00	BBB+	188,039
115	5.000%, 7/01/37	7/21 at 100.00	BBB+	125,918

300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	362,439

25	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 6.000%, 12/01/17	No Opt. Call	A–	28,828

180	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	200,095

105	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	116,555

175	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	200,992

1,100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,162,831

200	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.910%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	302,480

575	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A+	659,370

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	202,060

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$75	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	$80,077

1,790	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A, 5.000%, 12/01/31 – AMBAC Insured	6/13 at 100.00	A–	1,794,886

8,105	Total Education and Civic Organizations			9,030,845

	Financials – 4.9% (3.4% of Total Investments)

600	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	5/13 at 100.00	N/R	599,940

1,250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/13 at 100.00	Baa3	1,256,213

1,450	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,608,500

3,300	Total Financials			3,464,653

	Health Care – 23.2% (16.0% of Total Investments)

220	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	230,837

400	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	435,332

260	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.102%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	377,208

500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	588,190

150	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	176,123

610	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	643,367

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,066,670

90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	92,293

170	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	176,528

800	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012, 3.750%, 7/01/27	No Opt. Call	A3	830,800

1,020	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/26	7/22 at 100.00	A	1,181,119

150	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32 (WI/DD, Settling 5/08/13)	7/23 at 100.00	A	171,801

945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	1,020,033

1,185	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/13 at 100.00	BB+	1,187,157

135	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	137,870

1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	1,316,986

Nuveen Investments	59

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	$577,490

630	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	630,832

1,520	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	1,524,758

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
2,455	5.000%, 7/01/36	7/16 at 100.00	A2	2,552,095
435	5.000%, 7/01/46	7/16 at 100.00	A2	451,017

1,100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/13 at 100.00	A1	1,117,688

15,440	Total Health Care			16,486,194

	Housing/Multifamily – 2.7% (1.9% of Total Investments)

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
380	5.750%, 6/01/31	6/20 at 100.00	Baa3	435,157
200	5.875%, 6/01/42	6/20 at 100.00	Baa3	227,826

	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
625	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA–	641,650
310	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA–	313,692
310	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA–	313,057

1,825	Total Housing/Multifamily			1,931,382

	Housing/Single Family – 1.8% (1.3% of Total Investments)

1,000	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	1,106,600

195	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	201,026

1,195	Total Housing/Single Family			1,307,626

	Industrials – 1.0% (0.7% of Total Investments)

670	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	BBB	695,138

	Long-Term Care – 8.3% (5.7% of Total Investments)

365	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	379,757

	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	5.500%, 6/01/21	6/13 at 100.00	A–	1,001,920
4,000	5.500%, 6/01/31	6/13 at 100.00	A–	4,006,840

520	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/13 at 100.00	BB+	520,198

5,885	Total Long-Term Care			5,908,715

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 4.2% (2.9% of Total Investments)

$700	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	$783,713

190	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	224,430

330	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	309,035

740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	828,023

635	West Deptford, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – AGM Insured	7/17 at 100.00	AA–	720,503

100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds,, 5.000%, 7/15/19	No Opt. Call	AA–	120,576

2,695	Total Tax Obligation/General			2,986,280

	Tax Obligation/Limited – 37.2% (25.7% of Total Investments)

400	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	530,060

1,000	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	AA	1,027,540

750	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	809,310

435	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	560,885

500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	676,765

530	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	648,301

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
670	5.250%, 1/01/36	1/22 at 100.00	A	757,261
265	5.125%, 1/01/42	1/22 at 100.00	A	296,214

500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	A	565,825

1,305	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26	6/16 at 100.00	A+	1,459,003

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
700	5.000%, 6/15/19	No Opt. Call	BBB+	823,795
250	5.000%, 6/15/21	No Opt. Call	BBB+	298,785
300	5.000%, 6/15/26	6/22 at 100.00	BBB+	344,256

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
50	5.125%, 6/15/27	6/17 at 100.00	Baa3	53,153
75	5.125%, 6/15/37	6/17 at 100.00	Baa3	78,437

1,400	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A+	1,728,873

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
435	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	474,881
870	5.000%, 9/01/37	9/17 at 100.00	A+	949,762

200	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	218,736

Nuveen Investments	61

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
$295	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	$333,409
525	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	591,444

4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	1,934,319

800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	1,023,016

900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,051,523

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
2,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	848,860
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,612,080
5,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,916,050

1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	1,621,191

	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
865	5.000%, 5/01/21	No Opt. Call	Aa3	1,050,447
695	3.500%, 5/01/35	5/22 at 100.00	Aa3	697,405

290	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	259,057

425	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 17.604%, 3/01/34 (IF) (4)	No Opt. Call	AA+	838,682

350	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	385,504

32,080	Total Tax Obligation/Limited			26,464,829

	Transportation – 18.9% (13.0% of Total Investments)

300	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	318,756

500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	529,805

800	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	925,040

300	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/27	7/22 at 100.00	A2	325,515

700	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	782,460

450	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB–	512,672

	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
225	5.000%, 9/01/28	9/22 at 100.00	A+	263,295
250	3.625%, 9/01/34	9/22 at 100.00	A+	252,760

600	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/13 at 100.00	B	602,268

1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A1	1,067,910

765	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A2	834,906

30	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	34,559

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	$1,935,795

1,200	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,411,668

500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.041%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	730,465

360	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	403,844

1,100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	1,112,760

500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	518,965

50	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/13 at 100.00	BBB–	50,194

650	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	794,372

11,780	Total Transportation			13,408,009

	U.S. Guaranteed – 14.6% (10.0% of Total Investments) (5)

95	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	109,804

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	530,505
400	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	423,284
700	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	742,707

175	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	199,344

575	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	593,159

500	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA– (5)	527,745

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
655	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	725,622
985	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	1,091,203

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
750	5.000%, 7/01/26 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	756,008
630	5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	635,450

665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA– (5)	729,478

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	17,425
185	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	214,907
1,590	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	1,712,859
20	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	21,545

250	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	N/R (5)	258,295

1,070	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,075,682

9,760	Total U.S. Guaranteed			10,365,022

	Utilities – 1.1% (0.7% of Total Investments)

695	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	743,281

Nuveen Investments	63

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 8.2% (5.7% of Total Investments)

$150	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	$156,450

	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
520	5.000%, 10/01/23	No Opt. Call	A	634,587
2,115	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	2,143,870

500	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	568,870

220	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	240,415

660	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.318%, 9/01/21 (IF) (4)	No Opt. Call	AAA	916,780

	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
500	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	583,185
535	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	603,420

5,200	Total Water and Sewer			5,847,577

$103,725	Total Investments (cost $96,000,988) – 145.1%			103,122,129

	MuniFund Term Preferred Shares, at Liquidation Value – (49.3)% (6)			(35,050,000)

	Other Assets Less Liabilities – 4.2%			3,006,685

	Net Assets Applicable to Common Shares – 100%			$71,078,814

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.0%
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

64	Nuveen Investments

Nuveen New Jersey Municipal Value Fund Portfolio of Investments

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.6% (5.6% of Total Investments)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$150	4.750%, 6/01/34	6/17 at 100.00	B2	$132,134
1,520	5.000%, 6/01/41	6/17 at 100.00	B2	1,358,135

1,670	Total Consumer Staples			1,490,269

	Education and Civic Organizations – 8.8% (8.8% of Total Investments)

25	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D, 4.000%, 7/01/13 – FGIC Insured	No Opt. Call	A2	25,140

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
50	5.000%, 7/01/32	7/21 at 100.00	BBB+	55,306
30	5.000%, 7/01/37	7/21 at 100.00	BBB+	32,848

40	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2005E, 3.750%, 7/01/13 – AGM Insured	No Opt. Call	AA–	40,199

900	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Kean University, Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	1,028,635

1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,128,100

30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	33,302

2,075	Total Education and Civic Organizations			2,343,530

	Health Care – 21.3% (21.1% of Total Investments)

500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	519,540

105	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	115,743

2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB) (4)	7/19 at 100.00	AA–	2,225,400

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	1,030,790

100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	107,940

70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	79,132

750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	844,493

705	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	732,883

5,230	Total Health Care			5,655,921

	Housing/Multifamily – 4.6% (4.6% of Total Investments)

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	114,514
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	56,957

1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	1,052,749

1,150	Total Housing/Multifamily			1,224,220

Nuveen Investments	65

Nuveen New Jersey Municipal Value Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 2.0% (1.9% of Total Investments)

	New Jersey Housing and Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A:
$100	1.250%, 10/01/13	No Opt. Call	Aa1	$100,329
410	4.500%, 10/01/29	10/21 at 100.00	Aa1	422,632

510	Total Housing/Single Family			522,961

	Tax Obligation/General – 9.3% (9.3% of Total Investments)

100	Bloomfield Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Series 2011, 3.000%, 9/01/16	No Opt. Call	AA–	106,110

75	Clark Township Board of Education, Union County, New Jersey, General Obligation Bonds, School Series 2005, 4.000%, 6/01/13 – AGM Insured	No Opt. Call	Aa3	75,248

50	East Brunswick Township Board of Education, New Jersey, General Obligation Bonds, Series 2005, 4.250%, 11/01/13 – AGM Insured	No Opt. Call	Aa2	51,025

55	Essex County, New Jersey, General Obligation Bonds, Series 2005A, 5.000%, 6/01/13 – AGM Insured	No Opt. Call	Aa2	55,224

40	Gloucester Township Board of Education, Camden County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 8/01/13 – NPFG Insured	No Opt. Call	AA–	40,488

100	Greenwich Township, New Jersey, General Obligation Bonds, Series 2004, 4.000%, 9/01/13 – AMBAC Insured	No Opt. Call	A1	101,296

10	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 2001, 5.375%, 10/01/16 – AGM Insured	No Opt. Call	AA–	11,649

255	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011, 5.000%, 11/01/14 – AGM Insured	No Opt. Call	AA–	272,031

50	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	52,736

150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	162,330

150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	166,071

500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	622,785

30	North Bergen Township, New Jersey, General Obligation Bonds, General Improvement Series 2009, 4.000%, 2/01/17	No Opt. Call	AA–	33,386

30	North Brunswick Township, New Jersey, General Obligation Bonds, Series 2009, 2.000%, 8/15/13	No Opt. Call	AA	30,155

75	Passaic County, New Jersey, General Obligation Bonds, Refunding Series 2009, 3.000%, 9/01/14 – AGC Insured	No Opt. Call	Aa3	77,546

50	Passaic County, New Jersey, General Obligation Bonds, Series 2004, 3.500%, 3/15/15 – NPFG Insured	No Opt. Call	Aa3	52,743

100	Swedesboro Woolwich Consolidated School District, Gloucester County, New Jersey, General Obligation Bonds, Series 2006, 4.500%, 1/15/14 – AGM Insured	No Opt. Call	Aa3	102,602

150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covanta Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	167,843

170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011, 5.000%, 6/15/41	6/21 at 100.00	AA+	195,208

100	Upper Freehold Township, New Jersey, General Obligation Bonds, Series 2012, 3.000%, 12/15/14	No Opt. Call	AA	103,524

2,240	Total Tax Obligation/General			2,480,000

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 30.6% (30.4% of Total Investments)

$25	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	Aa2	$25,720

200	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	270,706

630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	703,880

25	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 4.000%, 12/01/13 – AGM Insured	No Opt. Call	AA–	25,484

100	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/14	No Opt. Call	BBB+	104,963

700	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	765,576

2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A+	2,378,680

5,470	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A+	1,570,163

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,095,990

105	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	116,768

1,000	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB+	1,061,030

11,255	Total Tax Obligation/Limited			8,118,960

	Transportation – 8.3% (8.2% of Total Investments)

250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	265,630

125	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB–	142,409

500	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (5)	11/13 at 100.00	N/R	499,995

400	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 100.00	B	411,992

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16	No Opt. Call	A3	17,279
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,760

765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	857,695

2,060	Total Transportation			2,200,760

	U.S. Guaranteed – 8.6% (8.6% of Total Investments) (6)

50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	57,792

1,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,061,010

50	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2007-T3, 5.000%, 9/01/20 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	AA– (6)	53,149

250	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2004A, 5.000%, 9/01/22 (Pre-refunded 9/01/13)	9/13 at 100.00	AAA	254,038

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (6)	17,425
70	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	81,316
365	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	393,203
100	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (6)	107,727

Nuveen Investments	67

Nuveen New Jersey Municipal Value Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)

$10	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	$10,053

25	Wayne Township School District, Passaic County, New Jersey, General Obligation Bonds, Series 2003, 4.000%, 7/15/14 (Pre-refunded 7/15/13) – AGM Insured	7/13 at 100.00	Aa3 (6)	25,199

220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (6)	231,061

2,155	Total U.S. Guaranteed			2,291,973

	Utilities – 1.5% (1.5% of Total Investments)

300	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	A	394,782

$28,645	Total Investments (cost $22,908,320) – 100.6%			26,723,376

	Floating Rate Obligations – (5.6)%			(1,500,000)

	Other Assets Less Liabilities – 5.0%			1,350,386

	Net Assets Applicable to Common Shares – 100%			$26,573,762

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

68	Nuveen Investments

Nuveen Pennsylvania Investment Quality Municipal Fund Portfolio of Investments

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 0.5% (0.3% of Total Investments)

$1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,265,550

	Education and Civic Organizations – 20.9% (13.8% of Total Investments)

200	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	236,328

700	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	867,811

1,235	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	1,251,018

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
1,710	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	1,924,485
840	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	942,782

	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
790	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	820,431
250	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	258,415

	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
815	0.000%, 11/01/15 – AMBAC Insured	No Opt. Call	N/R	770,420
815	0.000%, 11/01/16 – AMBAC Insured	No Opt. Call	N/R	748,146
815	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	724,046
815	0.000%, 11/01/18 – AMBAC Insured	No Opt. Call	N/R	698,414
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	670,158

1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,209,186

1,515	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB+	1,554,966

900	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	1,006,920

355	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	369,725

2,175	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Refunding Series 2012AN, 5.000%, 6/15/21	No Opt. Call	AA	2,697,283

4,600	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	5,256,788

1,900	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A–	2,065,053

1,435	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	1,549,384

2,650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	2,891,283

750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	851,280

3,870	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	4,337,264

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	1,111,320

300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	339,777

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	2,154,080

Nuveen Investments	69

Nuveen Pennsylvania Investment Quality Municipal Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
$285	4.000%, 11/01/39	11/22 at 100.00	A3	$291,592
910	5.000%, 11/01/42	11/22 at 100.00	A3	1,008,289

1,320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 – RAAI Insured	7/13 at 100.00	A–	1,329,913

785	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	860,125

6,500	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29 (UB)	9/15 at 100.00	AA	7,092,150

600	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	682,746

3,650	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	4,229,000

600	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	667,512

49,885	Total Education and Civic Organizations			54,468,090

	Health Care – 25.5% (16.9% of Total Investments)

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
1,150	5.000%, 4/01/25	4/15 at 100.00	Ba3	1,137,247
1,555	5.125%, 4/01/35	4/15 at 100.00	Ba3	1,489,768

3,360	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/26	5/21 at 100.00	AA–	3,861,547

1,400	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/44	5/22 at 100.00	AA	1,553,552

890	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	1,013,870

2,460	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	3,143,782

595	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	658,677

1,200	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	1,295,844

500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	545,565

1,300	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	1,437,618

280	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	299,102

3,335	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	3,678,272

1,190	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.569%, 1/01/36 (IF)	1/22 at 100.00	AA–	1,616,829

1,890	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	2,110,487

	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
250	5.800%, 11/15/22	5/13 at 101.00	Ba2	250,533
2,800	5.900%, 11/15/28	11/13 at 100.00	Ba2	2,802,268

3,280	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	3,516,258

1,620	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	1,626,723

5,345	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA–	5,995,807

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,700	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	$1,723,511

	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
3,000	5.500%, 7/01/28	7/19 at 100.00	A–	3,301,350
1,000	5.750%, 7/01/39	7/19 at 100.00	A–	1,104,260

	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
290	4.000%, 1/01/25	1/22 at 100.00	A	304,628
740	5.000%, 1/01/41	1/22 at 100.00	A	799,637

710	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	742,518

1,600	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	1,791,312

215	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	248,125

1,000	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	1,095,030

390	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	460,430

1,240	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	1,386,915

1,795	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,967,015

1,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.560%, 7/01/19 (IF)	No Opt. Call	AA	1,588,058

1,800	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	1,957,698

1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, 5.500%, 7/01/29	7/20 at 100.00	BBB+	1,785,188

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
525	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	540,708
370	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	379,313

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,635	6.875%, 8/01/31	8/21 at 100.00	BBB+	2,038,747
1,365	7.000%, 8/01/41	8/21 at 100.00	BBB+	1,686,567

1,875	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	2,227,481

1,280	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32	1/22 at 100.00	BBB+	1,440,525

59,708	Total Health Care			66,602,765

	Housing/Multifamily – 4.3% (2.9% of Total Investments)

200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	226,170

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	1,118,830
400	5.000%, 7/01/32	7/22 at 100.00	BBB+	436,688

140	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	151,809

5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	5,196,800

Nuveen Investments	71

Nuveen Pennsylvania Investment Quality Municipal Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)

$3,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	$3,371,874

800	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	814,632

10,840	Total Housing/Multifamily			11,316,803

	Housing/Single Family – 5.1% (3.4% of Total Investments)

1,215	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96B, 3.950%, 4/01/16	No Opt. Call	AA+	1,294,765

1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,406,815

1,350	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,400,315

2,800	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	3,060,792

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
1,875	3.300%, 10/01/32	No Opt. Call	AA+	1,864,313
815	3.650%, 10/01/37	No Opt. Call	AA+	818,505
1,175	3.700%, 10/01/42	No Opt. Call	AA+	1,180,299

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
1,000	12.321%, 4/01/27 (IF)	4/21 at 100.00	AA+	1,279,770
300	10.496%, 4/01/33 (WI/DD, Settling 5/02/13) (IF)	10/22 at 100.00	AA+	306,309

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.310%, 4/01/29 (WI/DD, Settling 5/02/13) (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	576,230

12,410	Total Housing/Single Family			13,188,113

	Industrials – 1.5% (1.0% of Total Investments)

	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
1,275	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,497,717
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,175,780

350	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	357,634

3,625	Total Industrials			4,031,131

	Long-Term Care – 4.0% (2.7% of Total Investments)

1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,685,475

1,330	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	1,378,572

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	1,076,320

	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,550	5.000%, 11/01/26	11/16 at 100.00	A	1,631,329
415	5.000%, 11/01/36	11/16 at 100.00	A	431,671

220	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	224,272

1,500	Langhorne Manor Borough Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Woods Services Project, Series 2013, 4.000%, 11/15/38 (WI/DD, Settling 5/02/13)	11/18 at 100.00	A–	1,489,290

900	Montgomery Count Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	1,015,758

1,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/26 – AMBAC Insured	7/13 at 100.00	Baa1	1,503,705

9,915	Total Long-Term Care			10,436,392

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Materials – 1.2% (0.8% of Total Investments)

$1,260	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	$1,366,760

1,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	N/R	1,750,000

3,010	Total Materials			3,116,760

	Tax Obligation/General – 36.5% (24.2% of Total Investments)

3,430	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	3,919,221

3,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	3,597,630

	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
310	4.000%, 7/01/24	7/20 at 100.00	AA	347,253
1,430	4.000%, 7/01/25	7/20 at 100.00	AA	1,585,312
915	4.000%, 7/01/26	7/20 at 100.00	AA	1,003,609

6,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	6,933,480

7,350	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	3,596,870

4,715	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	4,975,928

1,050	Hampton Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 4.000%, 11/15/18	No Opt. Call	AA–	1,211,595

2,000	Hempfield School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2011A, 4.000%, 10/15/15	No Opt. Call	Aa2	2,169,880

1,260	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	N/R	1,389,465

5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/33 – AGM Insured (UB)	12/16 at 100.00	AA	5,415,550

4,830	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 12.706%, 3/01/27 (IF)	3/17 at 100.00	AA+	6,510,792

1,675	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA	2,051,674

2,620	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	3,187,833

4,135	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	4,418,041

3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/15 – AGM Insured	No Opt. Call	AA–	3,323,070

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	A1	3,064,125
2,965	5.000%, 9/01/26	9/22 at 100.00	A1	3,474,921

1,765	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	1,762,723

1,130	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,196,444

1,070	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 – FGIC Insured	4/16 at 100.00	Aa3	1,194,580

630	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	648,327

630	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	614,741

21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (4)	No Opt. Call	AA	27,769,350

84,500	Total Tax Obligation/General			95,362,414

	Tax Obligation/Limited – 9.2% (6.1% of Total Investments)

500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	539,845

Nuveen Investments	73

Nuveen Pennsylvania Investment Quality Municipal Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$300	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2013B, 4.000%, 6/01/15	No Opt. Call	AA–	$321,927

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,887,501
655	5.125%, 1/01/42	1/22 at 100.00	A	732,152

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A:
2,000	5.000%, 7/01/15	No Opt. Call	Aaa	2,204,260
4,000	5.000%, 7/01/16	No Opt. Call	Aaa	4,575,480

2,140	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,422,266

2,700	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	2,771,820

3,140	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	970,448

2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.500%, 8/01/44	8/19 at 100.00	A+	2,838,850

1,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,712,311

3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	3,070,050

24,230	Total Tax Obligation/Limited			24,046,910

	Transportation – 13.2% (8.8% of Total Investments)

400	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	447,120

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
2,310	5.000%, 1/01/24	No Opt. Call	BBB–	2,692,028
205	5.000%, 1/01/25	No Opt. Call	BBB–	237,413

2,035	Lehigh-Northampton Airport Authority, Pennsylvania, Airport Revenue Bonds, Lehigh Valley Airport System, Series 2000A, 6.000%, 5/15/30 – NPFG Insured (Alternative Minimum Tax)	5/13 at 100.00	Baa2	2,036,791

1,200	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.000%, 12/01/38	12/19 at 100.00	AA	1,332,960

2,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA	2,844,500

3,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA	3,341,760

6,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	6,773,448

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
3,820	5.000%, 12/01/22 – AMBAC Insured	6/16 at 100.00	A+	4,226,410
2,930	5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	3,223,059

750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	810,832

5,600	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	5,845,671

800	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	N/R	764,983

32,150	Total Transportation			34,576,975

	U.S. Guaranteed – 12.8% (8.5% of Total Investments) (5)

1,500	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/26 (Pre-refunded 6/10/2013) – RAAI Insured	6/13 at 100.00	BBB+ (5)	1,501,080

1,400	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	N/R (5)	1,469,608

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)

$630	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13)	7/13 at 100.00	A2 (5)	$635,317

5,525	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (5)	5,882,357

1,125	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+ (5)	1,141,999

1,250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (5)	1,346,238

6,680	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2003, 5.500%, 5/01/26 (Pre-refunded 5/01/13)	5/13 at 100.00	BBB+ (5)	6,686,814

1,625	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 (Pre-refunded 7/01/13) – RAAI Insured	7/13 at 100.00	N/R (5)	1,638,910

1,560	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (5)	1,798,852

500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	AA+ (5)	560,650

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
510	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	590,794
860	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	1,000,120

465	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (5)	568,091

960	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (5)	1,033,171

445	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Conneaut School District, Series 2003, 5.250%, 11/01/21 (Pre-refunded 11/01/13) – FGIC Insured	11/13 at 100.00	A (5)	456,223

2,000	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – FGIC Insured	11/13 at 100.00	A+ (5)	2,050,739

2,465	Warrington Township Municipal Authority, Bucks County, Pennsylvania, Water and Sewer Revenue Bonds, Series 1991, 7.100%, 12/01/21 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	N/R (5)	2,813,868

1,965	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	2,169,634

31,465	Total U.S. Guaranteed			33,344,465

	Utilities – 6.4% (4.3% of Total Investments)

1,250	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	1,273,575

5,475	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	5,594,300

1,430	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–	1,465,536

700	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	732,417

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA–	2,013,980

5,490	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	5,727,168

16,345	Total Utilities			16,806,976

	Water and Sewer – 7.0% (4.6% of Total Investments)

2,100	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	2,315,691

2,205	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	2,360,210

Nuveen Investments	75

Nuveen Pennsylvania Investment Quality Municipal Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$2,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	$2,021,940

1,600	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	1,801,248

500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	576,150

3,500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	3,900,504

2,150	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,326,579

2,620	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	2,946,896

16,675	Total Water and Sewer			18,249,218

$355,758	Total Long-Term Investments (cost $355,271,926) – 148.1%			386,812,562

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 2.5% (1.7% of Total Investments)

	Tax Obligation/Limited – 2.5% (1.7% of Total Investments)

$6,635	Erie County Convention Center Authority, Pennsylvania, Hotel Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 4140Z, 0.240%, 1/15/36 – NPFG Insured (6)	No Opt. Call	A-1	$6,635,000

	Total Short-Term Investments (cost $6,635,000)			6,635,000

	Total Investments (cost $361,906,926) – 150.6%			393,447,562

	Floating Rate Obligations – (9.9)%			(25,810,000)

	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.1)% (7)			(112,500,000)

	Other Assets Less Liabilities – 2.4%			6,057,656

	Net Assets Applicable to Common Shares – 100%			$261,195,218

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.6%
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

76	Nuveen Investments

Nuveen Pennsylvania Premium Income Municipal Fund 2 Portfolio of Investments

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 27.1% (18.8% of Total Investments)

$200	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	$236,328

445	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	551,680

5,000	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/28	3/23 at 100.00	AA–	6,071,700

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A:
1,000	5.000%, 3/01/33	3/23 at 100.00	A2	1,155,850
2,965	3.500%, 3/01/34	3/23 at 100.00	A2	2,956,461

1,140	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	1,154,786

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
1,565	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	1,761,298
770	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	864,217

	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
725	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	752,927
250	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	258,415

3,060	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	3,099,749

1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,209,186

1,575	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB+	1,616,549

855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	956,574

325	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	338,481

4,200	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	4,799,676

1,195	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	1,316,806

1,285	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	1,387,427

2,420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	2,640,341

750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	851,280

320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	321,635

3,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	3,362,220

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	1,111,320

300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	339,777

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	2,154,080

Nuveen Investments	77

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
$485	4.000%, 11/01/39	11/22 at 100.00	A3	$496,218
2,910	5.000%, 11/01/42	11/22 at 100.00	A3	3,224,309

590	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 – RAAI Insured	7/13 at 100.00	A–	594,266

700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.400%, 7/15/36	7/13 at 100.00	A–	706,566

800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	876,560

1,000	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,057,960

2,000	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	AA	2,350,800

10,600	Pennsylvania State University, General Revenue Bonds, Series 2007A, 4.500%, 8/15/36 (UB)	8/16 at 100.00	AA	11,273,100

530	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	603,092

1,545	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Montgomery County Community College, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	Aa3	1,674,919

300	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	333,756

59,790	Total Education and Civic Organizations			65,460,309

	Health Care – 28.4% (19.7% of Total Investments)

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
1,150	5.000%, 4/01/25	4/15 at 100.00	Ba3	1,137,247
1,455	5.125%, 4/01/35	4/15 at 100.00	Ba3	1,393,963

	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
1,210	5.000%, 5/15/27	5/21 at 100.00	AA–	1,378,275
2,000	5.000%, 5/15/28	5/21 at 100.00	AA–	2,264,820

2,070	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	2,358,103

1,640	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	2,095,854

825	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	890,893

1,000	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	1,091,130

1,200	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	1,327,032

395	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	421,947

1,835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	2,023,877

1,320	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.569%, 1/01/36 (IF)	1/22 at 100.00	AA–	1,793,458

1,885	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	2,104,904

5,000	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/13 at 100.00	Ba2	5,004,050

2,990	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	3,205,370

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,490	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	$1,496,184

4,505	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA–	5,053,529

1,700	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	1,723,511

	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
3,000	5.500%, 7/01/28	7/19 at 100.00	A–	3,301,350
1,000	5.750%, 7/01/39	7/19 at 100.00	A–	1,104,260

890	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	961,725

650	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	679,770

1,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	1,623,377

565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	652,050

	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23	8/18 at 100.00	A3	1,384,509
1,000	5.500%, 8/15/35	8/18 at 100.00	A3	1,095,030

780	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	920,860

930	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	1,040,186

3,575	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	3,917,592

695	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.560%, 7/01/19 (IF)	No Opt. Call	AA	947,382

2,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	2,175,220

2,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/13 at 100.00	N/R	2,001,220

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
475	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	489,212
330	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	338,306

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,495	6.875%, 8/01/31	8/21 at 100.00	BBB+	1,864,175
1,135	7.000%, 8/01/41	8/21 at 100.00	BBB+	1,402,383

1,500	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Washington Hospital Project, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB+	1,660,590

1,720	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	2,043,343

1,300	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	1,491,360

575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	635,490

61,970	Total Health Care			68,493,537

Nuveen Investments	79

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 4.0% (2.7% of Total Investments)

$160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	$169,456

1,940	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 5.500%, 4/01/32 (Mandatory put 4/01/22) (Alternative Minimum Tax)	10/12 at 100.00	AA+	1,963,532

750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	848,138

130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	140,966

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A:
2,035	5.000%, 7/01/19 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	2,153,681
3,400	5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	3,474,052

740	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	753,535

9,155	Total Housing/Multifamily			9,503,360

	Housing/Single Family – 5.4% (3.7% of Total Investments)

1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,406,815

1,090	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,130,624

2,410	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	2,634,467

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
2,380	3.300%, 10/01/32	No Opt. Call	AA+	2,366,434
1,040	3.650%, 10/01/37	No Opt. Call	AA+	1,044,472
1,490	3.700%, 10/01/42	No Opt. Call	AA+	1,496,720

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
1,820	12.321%, 4/01/27 (IF)	4/21 at 100.00	AA+	2,329,181
225	10.496%, 4/01/33 (WI/DD, Settling 5/02/13) (IF)	10/22 at 100.00	AA+	229,732

395	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.310%, 4/01/29 (WI/DD, Settling 5/02/13) (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	433,544

12,205	Total Housing/Single Family			13,071,989

	Industrials – 0.7% (0.5% of Total Investments)

1,220	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,433,110

320	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	326,979

1,540	Total Industrials			1,760,089

	Long-Term Care – 5.9% (4.1% of Total Investments)

1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,685,475

4,905	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	5,084,131

500	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	538,160

	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,565	5.000%, 11/01/31	11/16 at 100.00	A	1,634,658
230	5.000%, 11/01/36	11/16 at 100.00	A	239,239

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$210	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	$214,078

825	Montgomery Count Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc. , Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	931,112

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
1,000	6.150%, 12/01/20 – RAAI Insured	8/13 at 100.00	BBB–	1,002,670
2,000	5.900%, 12/01/30 – RAAI Insured	6/13 at 100.00	BBB–	2,002,800

930	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	6/13 at 100.00	N/R	930,893

13,665	Total Long-Term Care			14,263,216

	Materials – 2.4% (1.7% of Total Investments)

1,190	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,290,829

4,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	N/R	4,500,000

5,690	Total Materials			5,790,829

	Tax Obligation/General – 20.1% (14.0% of Total Investments)

3,965	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	A+	4,369,271

3,025	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	3,627,610

	Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
1,750	0.000%, 5/01/22 – AGM Insured	5/16 at 75.56	AA–	1,084,615
2,750	0.000%, 11/01/22 – AGM Insured	5/16 at 73.64	AA–	1,659,708
2,750	0.000%, 5/01/23 – AGM Insured	5/16 at 71.71	AA–	1,608,338

260	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/23	9/17 at 100.00	Aaa	304,619

2,115	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 – AGM Insured	5/16 at 100.00	Aa2	2,385,001

4,835	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 12.559%, 3/01/15 (IF)	No Opt. Call	AA+	6,517,532

1,500	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA	1,837,320

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011C:
1,000	5.000%, 9/01/14	No Opt. Call	AA	1,061,110
1,400	5.000%, 9/01/15	No Opt. Call	AA	1,541,694

1,555	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D, 4.000%, 9/01/15	No Opt. Call	AA	1,676,383

3,775	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	4,033,399

3,050	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	3,574,539

2,700	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	3,069,009

1,600	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	1,597,936

6,710	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	3,308,835

585	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	602,018

Nuveen Investments	81

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$585	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	$570,831

1,400	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 – AGM Insured	9/15 at 100.00	AA–	1,546,188

2,400	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	2,610,432

49,710	Total Tax Obligation/General			48,586,388

	Tax Obligation/Limited – 10.3% (7.1% of Total Investments)

500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	539,845

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA	1,586,550

3,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	3,431,610

1,950	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,207,205

5,015	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	5,148,399

2,550	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	2,982,480

6,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Baa3	6,251,580

2,880	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	890,093

5,670	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	1,359,269

435	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	BBB+	471,088

29,500	Total Tax Obligation/Limited			24,868,119

	Transportation – 10.6% (7.4% of Total Investments)

1,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	1,654,344

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,270	5.000%, 1/01/22	No Opt. Call	BBB–	1,499,235
1,080	5.000%, 1/01/23	No Opt. Call	BBB–	1,276,495

2,200	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.000%, 12/01/38	12/19 at 100.00	AA	2,443,760

5,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	5,644,540

2,680	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	2,948,054

1,400	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	1,513,554

3,490	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	3,643,106

2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	N/R	2,095,720

2,250	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	N/R	2,001,735

940	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	N/R	898,856

24,290	Total Transportation			25,619,399

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 14.4% (9.9% of Total Investments) (4)

$1,245	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2004A, 5.000%, 3/01/19 (Pre-refunded 3/01/14) – FGIC Insured	3/14 at 100.00	A– (4)	$1,293,630

1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/22 (Pre-refunded 6/10/13) – RAAI Insured	6/13 at 100.00	BBB+ (4)	1,001,190

	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003:
1,705	5.250%, 8/01/19 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	A1 (4)	1,726,449
1,350	5.250%, 8/01/20 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	A1 (4)	1,366,983
1,000	5.250%, 8/01/21 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	A1 (4)	1,012,580

1,615	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%, 5/01/23 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	N/R (4)	1,695,298

650	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13)	7/13 at 100.00	A2 (4)	655,486

3,500	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (4)	3,726,380

1,250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (4)	1,346,238

475	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	No Opt. Call	Aaa	511,870

720	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 (Pre-refunded 7/01/13) – RAAI Insured	7/13 at 100.00	N/R (4)	726,314

3,200	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (4)	3,689,952

1,000	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	AA+ (4)	1,121,300

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
470	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	544,457
790	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	918,715

3,385	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (4)	4,096,256

1,970	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A (4)	2,512,006

1,015	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	1,092,363

4,060	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	4,076,768

	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Conneaut School District, Series 2003:
360	5.250%, 11/01/21 (Pre-refunded 11/01/13) – FGIC Insured	11/13 at 100.00	A (4)	369,079
490	5.250%, 11/01/22 (Pre-refunded 11/01/13) – FGIC Insured	11/13 at 100.00	A (4)	502,358

605	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	668,005

31,855	Total U.S. Guaranteed			34,653,677

Nuveen Investments	83

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 4.3% (3.0% of Total Investments)

$1,125	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	$1,146,218

2,150	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–	2,203,428

700	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	732,417

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA–	1,006,987

5,050	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	5,268,158

10,025	Total Utilities			10,357,208

	Water and Sewer – 10.6% (7.4% of Total Investments)

	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A:
1,900	5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	2,095,149
2,120	5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,329,732
545	5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	A1	591,919

2,500	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	2,675,975

	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015:
1,665	13.151%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	2,480,584
205	13.138%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	300,756

2,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	2,021,940

1,600	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	1,801,248

	Norristown Municipal Waste Authority, Pennsylvania, Sewer Revenue Bonds, Series 2003:
1,140	5.125%, 11/15/22 – FGIC Insured	11/13 at 100.00	N/R	1,154,056
2,535	5.125%, 11/15/23 – FGIC Insured	11/13 at 100.00	N/R	2,564,812

500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	576,150

2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,164,260

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$2,440	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	$2,744,437

2,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA–	2,109,759

23,150	Total Water and Sewer			25,610,777

$332,545	Total Investments (cost $320,017,036) – 144.2%			348,038,897

	Floating Rate Obligations – (3.1)%			(7,555,000)

	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.5)% (6)			(105,000,000)

	Other Assets Less Liabilities – 2.4%			5,955,641

	Net Assets Applicable to Common Shares – 100%			$241,439,538

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.2%
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	85

Nuveen Pennsylvania Dividend Advantage Municipal Fund Portfolio of Investments

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.4% (1.7% of Total Investments)

$1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,265,550

	Education and Civic Organizations – 22.3% (15.8% of Total Investments)

100	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	118,164

235	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	238,048

700	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	729,127

720	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	758,707

300	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	302,448

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
295	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	332,002
145	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	162,742

160	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	166,163

200	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	223,760

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/27 – NPFG Insured	8/15 at 100.00	A1	1,079,140

75	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	78,111

500	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Refunding Series 2012AN, 5.000%, 6/15/21	No Opt. Call	AA	620,065

900	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	1,028,502

500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A–	543,435

220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	237,536

540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	589,167

400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB–	425,368

700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	784,518

70	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	79,281

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
120	4.000%, 11/01/39	11/22 at 100.00	A3	122,776
215	5.000%, 11/01/42	11/22 at 100.00	A3	238,222

1,000	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	AA	1,175,400

470	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	320,493

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$110	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	$125,170

230	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BBB–	238,896

750	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	868,973

150	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	166,878

10,805	Total Education and Civic Organizations			11,753,092

	Health Care – 27.4% (19.3% of Total Investments)

550	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba3	526,928

385	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	415,142

700	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	AA–	797,349

765	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/44	5/22 at 100.00	AA	848,905

445	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	506,935

175	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	188,977

200	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	221,172

80	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	85,458

835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	920,947

230	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	235,614

400	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.569%, 1/01/36 (IF)	1/22 at 100.00	AA–	543,472

600	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/13 at 100.00	Ba2	600,486

650	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	696,820

360	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	361,494

1,025	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	1,135,833

350	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	354,841

700	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	772,982

	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
75	4.000%, 1/01/25	1/22 at 100.00	A	78,783
170	5.000%, 1/01/41	1/22 at 100.00	A	183,700

140	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	146,412

Nuveen Investments	87

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$330	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	$369,458

165	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	190,422

310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	346,729

1,495	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,638,266

230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.560%, 7/01/19 (IF)	No Opt. Call	AA	313,522

400	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	435,044

25	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/13 at 100.00	N/R	25,015

240	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB–	248,198

625	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	742,494

420	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	481,824

13,075	Total Health Care			14,413,222

	Housing/Multifamily – 2.7% (1.9% of Total Investments)

150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	169,628

350	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	BBB+	382,102

50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	54,218

700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	715,246

100	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	101,829

1,350	Total Housing/Multifamily			1,423,023

	Housing/Single Family – 4.9% (3.5% of Total Investments)

240	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96B, 3.950%, 4/01/16	No Opt. Call	AA+	255,756

270	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	280,064

400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	437,256

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
375	3.300%, 10/01/32	No Opt. Call	AA+	372,863
165	3.650%, 10/01/37	No Opt. Call	AA+	165,710
235	3.700%, 10/01/42	No Opt. Call	AA+	236,060

665	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 12.321%, 4/01/27 (IF)	4/21 at 100.00	AA+	851,047

2,350	Total Housing/Single Family			2,598,756

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 0.8% (0.6% of Total Investments)

$290	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	$329,385

100	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	102,181

390	Total Industrials			431,566

	Long-Term Care – 13.7% (9.7% of Total Investments)

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
220	5.750%, 1/01/27	1/17 at 100.00	N/R	226,677
360	5.750%, 1/01/37	1/17 at 100.00	N/R	366,628

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,123,650

220	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	228,034

230	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	247,554

200	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	208,034

50	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	50,971

185	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	197,623

785	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	796,241

190	Montgomery Count Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc. , Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	214,438

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B:
670	5.250%, 7/01/23 – AMBAC Insured	7/13 at 100.00	Baa1	672,191
2,875	5.250%, 7/01/31 – AMBAC Insured	7/13 at 100.00	Baa1	2,879,945

6,985	Total Long-Term Care			7,211,986

	Materials – 2.6% (1.8% of Total Investments)

350	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB	366,594

210	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	227,793

750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	N/R	750,000

1,310	Total Materials			1,344,387

	Tax Obligation/General – 23.2% (16.4% of Total Investments)

500	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	571,315

1,965	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	2,073,743

500	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46	12/16 at 100.00	A	529,785

1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	1,049,470

375	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA	459,330

Nuveen Investments	89

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$840	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	$897,498

3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/14 – AGM Insured	No Opt. Call	AA–	3,193,290

500	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	585,990

340	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	339,561

505	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	534,694

2,220	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	1,094,726

125	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	128,636

125	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	121,973

600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	652,608

12,595	Total Tax Obligation/General			12,232,619

	Tax Obligation/Limited – 14.3% (10.1% of Total Investments)

1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	1,032,340

225	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	242,930

450	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA	475,965

1,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	1,143,870

425	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	481,058

1,000	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,208,930

1,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	1,026,600

610	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	713,456

750	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	BBB	755,063

630	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	194,708

240	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	246,818

7,330	Total Tax Obligation/Limited			7,521,738

	Transportation – 9.8% (6.9% of Total Investments)

680	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	760,104

505	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/23	No Opt. Call	BBB–	596,880

	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
880	0.000%, 12/01/34	12/20 at 100.00	AA	873,717
250	5.000%, 12/01/38	12/19 at 100.00	AA	277,700

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$680	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA	$773,704

420	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	462,008

150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	162,167

1,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	1,075,990

160	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	N/R	152,997

4,725	Total Transportation			5,135,267

	U.S. Guaranteed – 4.9% (3.4% of Total Investments) (4)

130	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13)	7/13 at 100.00	A2 (4)	131,097

800	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (4)	851,743

250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (4)	269,247

300	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA+ (4)	345,933

255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	295,397

350	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.250%, 8/01/18 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA– (4)	354,445

110	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (4)	134,387

170	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	182,957

2,365	Total U.S. Guaranteed			2,565,206

	Utilities – 5.6% (4.0% of Total Investments)

500	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	509,430

1,125	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	1,149,514

140	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	146,482

1,105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	1,152,735

2,870	Total Utilities			2,958,161

	Water and Sewer – 7.0% (4.9% of Total Investments)

500	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	535,195

375	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.138%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	550,163

600	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	606,582

400	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	450,312

Nuveen Investments	91

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	$115,230

500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	557,214

750	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	843,577

3,225	Total Water and Sewer			3,658,273

$70,375	Total Investments (cost $68,966,420) – 141.6%			74,512,846

	Floating Rate Obligations – (0.3)%			(155,000)

	MuniFund Term Preferred Shares, at Liquidation Value – (44.1)% (6)			(23,190,000)

	Other Assets Less Liabilities – 2.8%			1,455,263

	Net Assets Applicable to Common Shares – 100%			$52,623,109

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.1%
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

92	Nuveen Investments

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 Portfolio of Investments

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 24.0% (16.4% of Total Investments)

$1,000	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	$1,181,640

100	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	123,973

800	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	833,288

720	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	758,707

450	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	453,672

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
340	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	382,646
165	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	185,189

180	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	186,934

1,265	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	1,407,869

200	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	223,760

80	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	83,318

1,050	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	1,199,919

285	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	307,717

610	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	665,541

600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB–	638,052

800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	896,592

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,271,560

90	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	101,933

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
140	4.000%, 11/01/39	11/22 at 100.00	A3	143,238
265	5.000%, 11/01/42	11/22 at 100.00	A3	293,623

530	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	361,407

120	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	136,549

270	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BBB–	280,444

600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	695,178

50	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	55,626

12,710	Total Education and Civic Organizations			13,868,375

Nuveen Investments	93

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 26.6% (18.2% of Total Investments)

$625	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba3	$598,781

435	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	469,056

650	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/26	5/21 at 100.00	AA–	747,026

835	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/44	5/22 at 100.00	AA	926,583

595	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	677,812

500	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	539,935

300	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	331,758

95	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	101,481

835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	920,947

270	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	276,591

475	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.569%, 1/01/36 (IF)	1/22 at 100.00	AA–	645,373

600	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/13 at 100.00	Ba2	600,486

740	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	793,302

290	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	291,204

1,155	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	1,279,890

850	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	861,756

200	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	216,118

160	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	167,328

350	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	391,850

175	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	201,962

925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	1,027,120

620	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	693,458

300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	328,749

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$350	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.560%, 7/01/19 (IF)	No Opt. Call	AA	$477,099

450	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	489,425

260	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB–	268,882

	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
100	6.250%, 1/01/31	1/21 at 100.00	BBB+	118,315
335	6.500%, 1/01/36	1/21 at 100.00	BBB+	397,977

	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
220	5.625%, 1/01/32	1/22 at 100.00	BBB+	247,590
250	5.750%, 1/01/41	1/22 at 100.00	BBB+	286,800

13,945	Total Health Care			15,374,654

	Housing/Multifamily – 2.1% (1.5% of Total Investments)

200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	226,170

50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	54,218

800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	817,424

120	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	122,195

1,170	Total Housing/Multifamily			1,220,007

	Housing/Single Family – 7.1% (4.9% of Total Investments)

1,100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,142,064

290	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	300,809

400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	437,256

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
565	3.300%, 10/01/32	No Opt. Call	AA+	561,780
245	3.650%, 10/01/37	No Opt. Call	AA+	246,054
355	3.700%, 10/01/42	No Opt. Call	AA+	356,601

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
665	12.321%, 4/01/27 (IF)	4/21 at 100.00	AA+	851,047
75	10.496%, 4/01/33 (WI/DD, Settling 5/02/13) (IF)	10/22 at 100.00	AA+	76,577

130	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.310%, 4/01/29 (WI/DD, Settling 5/02/13) (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	142,685

3,825	Total Housing/Single Family			4,114,873

Nuveen Investments	95

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials – 0.7% (0.5% of Total Investments)

$255	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	$289,632

105	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	BBB	107,290

360	Total Industrials			396,922

	Long-Term Care – 8.0% (5.5% of Total Investments)

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
250	5.750%, 1/01/27	1/17 at 100.00	N/R	257,588
400	5.750%, 1/01/37	1/17 at 100.00	N/R	407,364

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,123,650

300	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	310,956

300	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	322,896

205	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	213,235

50	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	50,971

185	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	197,623

785	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	796,241

200	Montgomery Count Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc. , Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	225,724

750	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/13 at 100.00	Baa1	752,453

4,425	Total Long-Term Care			4,658,701

	Materials – 2.5% (1.7% of Total Investments)

400	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB	418,964

280	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	303,724

750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	N/R	750,000

1,430	Total Materials			1,472,688

	Tax Obligation/General – 25.7% (17.6% of Total Investments)

1,135	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	A+	1,250,725

4,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	4,622,320

1,375	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46	12/16 at 100.00	A	1,456,909

1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	1,049,470

1,000	Pennsylvania State, General Obligation Bonds, Second Series 2010A, 5.000%, 5/01/14	No Opt. Call	AA+	1,048,360

375	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA	459,330

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$725	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	$882,129

950	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	1,015,028

275	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	322,295

225	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	255,751

340	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	339,561

2,510	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	1,237,731

135	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	138,927

135	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	131,729

600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	652,607

14,780	Total Tax Obligation/General			14,862,872

	Tax Obligation/Limited – 21.2% (14.5% of Total Investments)

1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	1,032,340

250	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	269,923

1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA–	1,701,225

4,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	9/13 at 100.00	Baa2	3,808,880

1,100	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	1,258,257

610	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	690,459

1,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,450,716

660	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	771,936

800	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	BBB	805,400

710	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	219,433

240	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	246,818

12,070	Total Tax Obligation/Limited			12,255,387

	Transportation – 11.6% (8.0% of Total Investments)

720	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	804,816

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/23	No Opt. Call	BBB–	992,830

	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
875	0.000%, 12/01/34	12/20 at 100.00	AA	868,753
250	5.000%, 12/01/38	12/19 at 100.00	AA	277,700

1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA	1,113,920

Nuveen Investments	97

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$670	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	$737,013

150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	162,167

1,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	1,075,989

500	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	521,934

180	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	N/R	172,120

6,185	Total Transportation			6,727,242

	U.S. Guaranteed – 5.7% (3.9% of Total Investments) (4)

130	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13)	7/13 at 100.00	A2 (4)	131,097

315	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	364,902

1,650	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.250%, 8/01/20 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA– (4)	1,670,955

40	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (4)	48,868

225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A+ (4)	242,150

850	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 11/01/20 (Pre-refunded 11/01/13) – FGIC Insured	11/13 at 100.00	A+ (4)	871,564

3,210	Total U.S. Guaranteed			3,329,536

	Utilities – 4.1% (2.8% of Total Investments)

900	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	919,611

145	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	151,715

1,240	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	1,293,568

2,285	Total Utilities			2,364,894

	Water and Sewer – 4.9% (3.3% of Total Investments)

245	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.138%, 12/01/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	359,440

600	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	606,582

400	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	450,312

500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	557,214

750	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	843,577

2,495	Total Water and Sewer			2,817,125

$78,890	Total Long-Term Investments (cost $77,999,441) – 144.2%			83,463,276

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 1.7% (1.2% of Total Investments)

	Education and Civic Organizations – 1.7% (1.2% of Total Investments)

$1,000	Pennsylvania State University, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bonds Trust 3704Z, 0.210%, 3/01/18 (6)	No Opt. Call	A-1	$1,000,000

	Total Short-Term Investments (cost $1,000,000)			1,000,000

	Total Investments (cost $78,999,441) – 145.9%			84,463,276

	Floating Rate Obligations – (6.6)%			(3,825,000)

	MuniFund Term Preferred Shares, at Liquidation Value – (42.4)% (7)			(24,550,000)

	Other Assets Less Liabilities – 3.1%			1,802,716

	Net Assets Applicable to Common Shares – 100%			$57,890,992

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.1%
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	99

Nuveen Pennsylvania Municipal Value Fund Portfolio of Investments

April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.9% (3.9% of Total Investments)

$650	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$778,239

	Education and Civic Organizations – 13.9% (14.1% of Total Investments)

400	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA–	502,536

675	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB	746,051

500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39	2/19 at 100.00	A+	554,690

500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB+	514,050

120	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	132,232

20	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	22,652

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	A3	35,810
60	5.000%, 11/01/42	11/22 at 100.00	A3	66,481

50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2003, 5.400%, 7/15/36	7/13 at 100.00	A–	50,469

50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	56,896

100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	111,252

2,510	Total Education and Civic Organizations			2,793,119

	Health Care – 22.8% (23.1% of Total Investments)

650	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	761,404

35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	37,795

600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	666,636

100	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	110,231

100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	110,426

500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	590,295

100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	108,761

1,200	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	1,230,199

730	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A+	843,829

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	$114,720

4,115	Total Health Care			4,574,296

	Housing/Multifamily – 4.7% (4.7% of Total Investments)

15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	15,887

50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	56,543

800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mitchell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aaa	867,279

865	Total Housing/Multifamily			939,709

	Housing/Single Family – 1.0% (1.0% of Total Investments)

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
55	3.300%, 10/01/32	No Opt. Call	AA+	54,687
25	3.650%, 10/01/37	No Opt. Call	AA+	25,108
40	3.700%, 10/01/42	No Opt. Call	AA+	40,180

25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 10.496%, 4/01/33 (WI/DD, Settling 5/02/13) (IF)	10/22 at 100.00	AA+	25,526

50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.310%, 4/01/29 (WI/DD, Settling 5/02/13) (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	54,879

195	Total Housing/Single Family			200,380

	Long-Term Care – 4.3% (4.4% of Total Investments)

750	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Communities Revenue Bonds, ACTS Retirement – Life Communities, Inc. Obligated Group, Series 2009A-1, 6.250%, 11/15/29	11/19 at 100.00	A–	872,264

	Tax Obligation/General – 8.2% (8.3% of Total Investments)

700	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	826,252

150	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011A, 3.000%, 10/01/14 – AGM Insured	No Opt. Call	A1	154,929

80	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011C, 3.000%, 9/01/13	No Opt. Call	AA	80,760

390	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	457,072

70	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	69,910

25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	25,727

25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	24,395

1,440	Total Tax Obligation/General			1,639,045

	Tax Obligation/Limited – 19.5% (19.9% of Total Investments)

25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	26,992

240	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	271,258

550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	614,499

Nuveen Investments	101

Nuveen Pennsylvania Municipal Value Fund (continued) Portfolio of Investments April 30, 2013

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,075	Harrisburg Parking Authority, Dauphin County, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%, 5/15/21 – SYNCORA GTY Insured	11/16 at 100.00	N/R	$957,287

750	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A2	868,244

750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	821,993

350	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 3.000%, 6/01/15	No Opt. Call	A+	366,233

3,740	Total Tax Obligation/Limited			3,926,506

	Transportation – 5.0% (5.1% of Total Investments)

240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	268,272

	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
580	0.000%, 12/01/34	12/20 at 100.00	AA	575,859
100	5.000%, 12/01/38	12/19 at 100.00	AA	111,080

50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	54,056

970	Total Transportation			1,009,267

	U.S. Guaranteed – 2.1% (2.2% of Total Investments) (4)

5	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital-Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (4)	5,547

200	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (4)	212,936

200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (4)	210,056

405	Total U.S. Guaranteed			428,539

	Utilities – 0.8% (0.9% of Total Investments)

170	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13	No Opt. Call	Ba1	170,694

	Water and Sewer – 12.2% (12.4% of Total Investments)

175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.138%, 12/01/19 (IF) (5)	No Opt. Call	AA–	256,743

750	Chester County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40 – FGIC Insured (Alternative Minimum Tax)	2/17 at 100.00	AA–	791,498

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A:
$750	5.250%, 1/01/32	1/19 at 100.00	A1	$838,380
500	5.250%, 1/01/36	1/19 at 100.00	A1	555,615

2,175	Total Water and Sewer			2,442,236

$17,985	Total Investments (cost $ 17,250,604) – 98.4%			19,774,294

	Other Assets Less Liabilities – 1.6%			315,057

	Net Assets Applicable to Common Shares – 100%			$20,089,351

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	103

Statement of Assets & Liabilities April 30, 2013

	New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)	New Jersey Dividend Advantage 2 (NUJ)	New Jersey Municipal Value (NJV)
Assets
Investments, at value (cost $425,722,228, $256,907,646, $135,534,975, $96,000,988 and $22,908,320, respectively)	$459,172,219	$279,613,784	$148,996,120	$103,122,129	$26,723,376
Cash	597,501	1,414,836	91,594	516,247	98,002
Receivables:
Interest	6,759,316	3,898,564	2,009,588	1,532,598	363,592
Investments sold	4,079,544	1,757,063	294,764	1,172,102	1,019,219
Deferred offering costs	760,690	524,886	284,535	426,350	—
Other assets	177,920	111,802	10,987	10,746	273

Total assets	471,547,190	287,320,935	151,687,588	106,780,172	28,204,462

Liabilities
Floating rate obligations	—	—	—	—	1,500,000
Payables:
Common share dividends	1,206,503	745,263	344,862	248,806	76,850
Interest	—	—	85,980	58,414	—
Investments purchased	751,166	455,252	273,151	170,720	12,785
Offering costs	260,000	260,000	74,924	66,748	—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—	—	44,861,000	35,050,000	—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	144,300,000	88,600,000	—	—	—
Accrued expenses:
Management fees	234,012	143,995	77,360	54,240	13,022
Directors/Trustees fees	57,909	34,811	1,054	742	182
Other	137,871	92,438	77,003	51,688	27,861

Total liabilities	146,947,461	90,331,759	45,795,334	35,701,358	1,630,700

Net assets applicable to Common shares	$324,599,729	$196,989,176	$105,892,254	$71,078,814	$26,573,762

Common shares outstanding	20,490,335	12,083,027	6,570,688	4,527,014	1,565,036

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.84	$16.30	$16.12	$15.70	$16.98

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$204,903	$120,830	$65,707	$45,270	$15,650
Paid-in surplus	288,971,982	172,316,786	92,702,384	63,803,440	22,357,405
Undistributed (Over-distribution of) net investment income	3,303,600	2,401,543	388,742	379,748	70,213
Accumulated net realized gain (loss)	(1,330,747)	(556,121)	(725,724)	(270,785)	315,438
Net unrealized appreciation (depreciation)	33,449,991	22,706,138	13,461,145	7,121,141	3,815,056

Net assets applicable to Common shares	$324,599,729	$196,989,176	$105,892,254	$71,078,814	$26,573,762

Authorized shares:
Common	200,000,000	200,000,000	Unlimited	Unlimited	Unlimited
Preferred	1,000,000	1,000,000	Unlimited	Unlimited	N/A

N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

104	Nuveen Investments

	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)	Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)	Pennsylvania Municipal Value (NPN)
Assets
Investments, at value (cost $361,906,926, $320,017,036, $68,966,420, $78,999,441 and $17,250,604, respectively)	$393,447,562	$348,038,897	$74,512,846	$84,463,276	$19,774,294
Cash	3,131,767	942,338	417,092	1,397,628	213,856
Receivables:
Interest	5,865,967	5,272,031	1,099,258	1,223,019	273,076
Investments sold	255,000	1,560,000	10,000	5,000	—
Deferred offering costs	635,740	584,052	336,827	351,241	—
Other assets	141,953	132,577	10,588	10,629	218

Total assets	403,477,989	356,529,895	76,386,611	87,450,793	20,261,444

Liabilities
Floating rate obligations	25,810,000	7,555,000	155,000	3,825,000	—
Payables:
Common share dividends	987,670	993,832	187,252	224,667	60,100
Interest	—	—	40,583	43,984	—
Investments purchased	2,292,420	875,141	—	733,039	75,254
Offering costs	303,679	301,453	101,217	86,623	—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—	—	23,190,000	24,550,000	—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	112,500,000	105,000,000	—	—	—
Accrued expenses:
Management fees	187,246	174,972	38,908	43,882	9,540
Directors/Trustees fees	46,590	43,002	530	576	138
Other	155,166	146,957	50,012	52,030	27,061

Total liabilities	142,282,771	115,090,357	23,763,502	29,559,801	172,093

Net assets applicable to Common shares	$261,195,218	$241,439,538	$52,623,109	$57,890,992	$20,089,351

Common shares outstanding	16,109,304	15,595,551	3,321,984	3,726,562	1,219,352

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$16.21	$15.48	$15.84	$15.53	$16.48

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$161,093	$155,956	$33,220	$37,266	$12,194
Paid-in surplus	227,929,326	213,269,616	46,881,728	52,501,623	17,432,669
Undistributed (Over-distribution of) net investment income	1,865,597	2,636,774	196,749	162,792	76,715
Accumulated net realized gain (loss)	(301,434)	(2,644,669)	(35,014)	(274,524)	44,083
Net unrealized appreciation (depreciation)	31,540,636	28,021,861	5,546,426	5,463,835	2,523,690

Net assets applicable to Common shares	$261,195,218	$241,439,538	$52,623,109	$57,890,992	$20,089,351

Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	N/A

N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Nuveen Investments	105

Statement of Operations
Year Ended April 30, 2013

	New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)	New Jersey Dividend Advantage 2 (NUJ)	New Jersey Municipal Value (NJV)
Investment Income	$21,126,412	$13,032,390	$6,599,492	$4,771,718	$1,266,418

Expenses
Management fees	2,849,941	1,757,267	943,982	661,947	159,235
Shareholder servicing agent fees and expenses	26,184	16,235	17,507	17,623	210
Interest expense and amortization of offering costs	679,172	520,355	1,335,202	867,203	11,549
Liquidity fees	1,125,541	691,081	—	—	—
Remarketing fees	146,304	89,831	—	—	—
Custodian fees and expenses	74,969	50,353	30,576	24,181	9,786
Directors/Trustees fees and expenses	12,563	7,740	4,147	2,974	868
Professional fees	57,764	44,536	32,761	28,873	20,585
Shareholder reporting expenses	86,783	56,710	53,432	44,483	9,714
Stock exchange listing fees	8,489	8,510	15,849	15,574	207
Investor relations expenses	53,453	33,336	20,273	15,141	3,966
Other expenses	53,634	50,942	32,074	28,715	4,434

Total expenses	5,174,797	3,326,896	2,485,803	1,706,714	220,554

Net investment income (loss)	15,951,615	9,705,494	4,113,689	3,065,004	1,045,864

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,028,392	584,789	232,718	377,218	374,231
Change in net unrealized appreciation (depreciation) of investments	10,937,098	5,446,434	5,860,118	2,200,083	583,344

Net realized and unrealized gain (loss)	11,965,490	6,031,223	6,092,836	2,577,301	957,575

Net increase (decrease) in net assets applicable to Common shares from operations	$27,917,105	$15,736,717	$10,206,525	$5,642,305	$2,003,439

See accompanying notes to financial statements.

106	Nuveen Investments

	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)	Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)	Pennsylvania Municipal Value (NPN)
Investment Income	$17,638,244	$16,366,689	$3,504,655	$4,033,522	$994,958

Expenses
Management fees	2,293,217	2,124,427	476,336	537,645	117,117
Shareholder servicing agent fees and expenses	27,381	23,025	17,621	17,482	158
Interest expense and amortization of offering costs	831,444	760,319	623,900	696,837	—
Liquidity fees	934,314	847,306	—	—	—
Remarketing fees	114,063	103,222	—	—	—
Custodian fees and expenses	54,779	54,949	20,167	19,898	8,177
Directors/Trustees fees and expenses	10,161	9,374	2,186	2,362	707
Professional fees	240,098	213,658	27,016	27,436	20,336
Shareholder reporting expenses	79,228	77,049	32,245	35,209	9,760
Stock exchange listing fees	8,483	8,483	15,462	15,470	163
Investor relations expenses	45,603	41,971	11,579	12,422	3,605
Other expenses	49,890	49,237	29,568	27,580	4,035

Total expenses	4,688,661	4,313,020	1,256,080	1,392,341	164,058

Net investment income (loss)	12,949,583	12,053,669	2,248,575	2,641,181	830,900

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	666,639	1,443,096	263,532	244,365	67,438
Change in net unrealized appreciation (depreciation) of investments	7,906,461	5,004,340	1,540,508	1,732,860	385,887

Net realized and unrealized gain (loss)	8,573,100	6,447,436	1,804,040	1,977,225	453,325

Net increase (decrease) in net assets applicable to Common shares from operations	$21,522,683	$18,501,105	$4,052,615	$4,618,406	$1,284,225

See accompanying notes to financial statements.

Nuveen Investments	107

Statement of Changes in Net Assets

	New Jersey Investment Quality (NQJ)		New Jersey Premium Income (NNJ)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$15,951,615	$17,008,773	$9,705,494	$10,267,598
Net realized gain (loss) from investments	1,028,392	(865,021)	584,789	(308,644)
Change in net unrealized appreciation (depreciation) of investments	10,937,098	34,150,935	5,446,434	20,146,359

Net increase (decrease) in net assets applicable to Common shares from operations	27,917,105	50,294,687	15,736,717	30,105,313

Distributions to Common Shareholders
From net investment income	(16,974,690)	(17,181,129)	(10,407,066)	(10,280,951)
From accumulated net realized gains	—	—	—	(126,384)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(16,974,690)	(17,181,129)	(10,407,066)	(10,407,335)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	575,768	—	659,462	89,789

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	575,768	—	659,462	89,789

Net increase (decrease) in net assets applicable to Common shares	11,518,183	33,113,558	5,989,113	19,787,767
Net assets applicable to Common shares at the beginning of period	313,081,546	279,967,988	191,000,063	171,212,296

Net assets applicable to Common shares at the end of period	$324,599,729	$313,081,546	$196,989,176	$191,000,063

Undistributed (Over-distribution of) net investment income at the end of period	$3,303,600	$4,044,152	$2,401,543	$2,827,026

See accompanying notes to financial statements.

108	Nuveen Investments

	New Jersey Dividend Advantage (NXJ)		New Jersey Dividend Advantage 2 (NUJ)		New Jersey Municipal Value (NJV)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$4,113,689	$4,635,973	$3,065,004	$3,483,887	$1,045,864	$1,171,320
Net realized gain (loss) from investments	232,718	(480,592)	377,218	(338,868)	374,231	349,986
Change in net unrealized appreciation (depreciation) of investments	5,860,118	12,538,713	2,200,083	8,174,233	583,344	2,619,397

Net increase (decrease) in net assets applicable to Common shares from operations	10,206,525	16,694,094	5,642,305	11,319,252	2,003,439	4,140,703

Distributions to Common Shareholders
From net investment income	(4,904,711)	(5,479,307)	(3,523,283)	(3,881,115)	(1,047,328)	(1,180,090)
From accumulated net realized gains	—	(35,478)	—	(39,352)	(395,298)	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,904,711)	(5,514,785)	(3,523,283)	(3,920,467)	(1,442,626)	(1,180,090)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	12,510	—	48,492	9,602	56,345	15,231

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	12,510	—	48,492	9,602	56,345	15,231

Net increase (decrease) in net assets applicable to Common shares	5,314,324	11,179,309	2,167,514	7,408,387	617,158	2,975,844
Net assets applicable to Common shares at the beginning of period	100,577,930	89,398,621	68,911,300	61,502,913	25,956,604	22,980,760

Net assets applicable to Common shares at the end of period	$105,892,254	$100,577,930	$71,078,814	$68,911,300	$26,573,762	$25,956,604

Undistributed (Over-distribution of) net investment income at the end of period	$388,742	$876,993	$379,748	$687,947	$70,213	$71,678

See accompanying notes to financial statements.

Nuveen Investments	109

Statement of Changes in Net Assets (continued)

	Pennsylvania Investment Quality (NQP)		Pennsylvania Premium Income 2 (NPY)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$12,949,583	$14,531,161	$12,053,669	$12,986,690
Net realized gain (loss) from investments	666,639	1,184,990	1,443,096	553,848
Change in net unrealized appreciation (depreciation) of investments	7,906,461	26,107,807	5,004,340	24,759,260

Net increase (decrease) in net assets applicable to Common shares from operations	21,522,683	41,823,958	18,501,105	38,299,798

Distributions to Common Shareholders
From net investment income	(14,620,276)	(14,891,410)	(13,100,263)	(13,100,263)
From accumulated net realized gains	—	—	—	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(14,620,276)	(14,891,410)	(13,100,263)	(13,100,263)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	355,820	99,350	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	355,820	99,350	—	—

Net increase (decrease) in net assets applicable to Common shares	7,258,227	27,031,898	5,400,842	25,199,535
Net assets applicable to Common shares at the beginning of period	253,936,991	226,905,093	236,038,696	210,839,161

Net assets applicable to Common shares at the end of period	$261,195,218	$253,936,991	$241,439,538	$236,038,696

Undistributed (Over-distribution of) net investment income at the end of period	$1,865,597	$3,128,930	$2,636,774	$3,279,077

See accompanying notes to financial statements.

110	Nuveen Investments

	Pennsylvania Dividend Advantage (NXM)		Pennsylvania Dividend Advantage 2 (NVY)		Pennsylvania Municipal Value (NPN)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Operations
Net investment income (loss)	$2,248,575	$2,456,220	$2,641,181	$2,941,594	$830,900	$882,773
Net realized gain (loss) from investments	263,532	165,896	244,365	152,162	67,438	371,929
Change in net unrealized appreciation (depreciation) of investments	1,540,508	5,231,434	1,732,860	4,576,945	385,887	1,560,979

Net increase (decrease) in net assets applicable to Common shares from operations	4,052,615	7,853,550	4,618,406	7,670,701	1,284,225	2,815,681

Distributions to Common Shareholders
From net investment income	(2,589,487)	(2,870,194)	(3,187,858)	(3,331,148)	(775,508)	(868,179)
From accumulated net realized gains	(129,890)	(214,268)	(125,213)	(230,647)	(367,635)	(27,923)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(2,719,377)	(3,084,462)	(3,313,071)	(3,561,795)	(1,143,143)	(896,102)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	7,060	—	—	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	7,060	—	—	—

Net increase (decrease) in net assets applicable to Common shares	1,333,238	4,769,088	1,312,395	4,108,906	141,082	1,919,579
Net assets applicable to Common shares at the beginning of period	51,289,871	46,520,783	56,578,597	52,469,691	19,948,269	18,028,690

Net assets applicable to Common shares at the end of period	$52,623,109	$51,289,871	$57,890,992	$56,578,597	$20,089,351	$19,948,269

Undistributed (Over-distribution of) net investment income at the end of period	$196,749	$405,701	$162,792	$571,871	$76,715	$23,517

See accompanying notes to financial statements.

Nuveen Investments	111

Statement of Cash Flows

Year Ended April 30, 2013

	New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$27,917,105	$15,736,717	$10,206,525
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(66,028,124)	(40,283,122)	(24,710,478)
Proceeds from sales and maturities of investments	68,346,448	41,209,739	25,163,151
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	429,409	127,460	(319,608)
(Increase) Decrease in:
Receivable for interest	131,247	196,173	146,412
Receivable for investments sold	(4,079,544)	(570,742)	4,971,913
Other assets	(23,229)	(14,348)	3,345
Increase (Decrease) in:
Payable for interest	—	—	(5,724)
Payable for investments purchased	751,166	455,252	(5,398,152)
Accrued management fees	3,648	1,728	1,945
Accrued Directors/Trustees fees	3,805	2,318	(87)
Accrued other expenses	41,526	19,013	27,550
Net realized (gain) loss from investments	(1,028,392)	(584,789)	(232,718)
Change in net unrealized (appreciation) depreciation of investments	(10,937,098)	(5,446,434)	(5,860,118)
Taxes paid on undistributed capital gains	(36)	—	(127)

Net cash provided by (used in) operating activities	15,527,931	10,848,965	3,993,829

Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(10,583)	70,391	309,104
Increase (Decrease) in:
Floating rate obligations	—	—	—
Payable for offering costs	237,635	170,877	(32,874)
VRDP Shares, at liquidation value	—	—	—
Cash distributions paid to Common shareholders	(16,451,087)	(9,758,780)	(4,985,194)

Net cash provided by (used in) financing activities	(16,224,035)	(9,517,512)	(4,708,964)

Net Increase (Decrease) in Cash	(696,104)	1,331,453	(715,135)
Cash at the beginning of period	1,293,605	83,383	806,729

Cash at the end of Period	$597,501	$1,414,836	$91,594

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)
$575,768	$659,462	$12,510

Cash paid for interest (excluding amortization of offering costs) was as follows:

New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)
$391,831	$240,584	$1,031,821

See accompanying notes to financial statements.

112	Nuveen Investments

	New Jersey Dividend Advantage 2 (NUJ)	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$5,642,305	$21,522,683	$18,501,105
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(27,782,856)	(65,674,324)	(56,730,946)
Proceeds from sales and maturities of investments	29,049,465	71,418,610	58,847,880
Proceeds from (Purchases of) short-term investments, net	—	(4,635,000)	—
Amortization (Accretion) of premiums and discounts, net	82,129	444,214	(2,110,905)
(Increase) Decrease in:
Receivable for interest	100,822	(351,416)	16,980
Receivable for investments sold	(1,172,102)	363,312	(1,500,000)
Other assets	2,406	(18,240)	(20,293)
Increase (Decrease) in:
Payable for interest	(3,887)	—	—
Payable for investments purchased	170,720	(5,392,190)	(134,235)
Accrued management fees	601	1,828	3,564
Accrued Directors/Trustees fees	(73)	3,063	2,850
Accrued other expenses	6,104	69,120	66,182
Net realized (gain) loss from investments	(377,218)	(666,639)	(1,443,096)
Change in net unrealized (appreciation) depreciation of investments	(2,200,083)	(7,906,461)	(5,004,340)
Taxes paid on undistributed capital gains	—	(39)	(235)

Net cash provided by (used in) operating activities	3,518,333	9,178,521	10,494,511

Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	170,076	25,287	42,803
Increase (Decrease) in:
Floating rate obligations	—	(815,000)	(4,320,000)
Payable for offering costs	168	245,783	229,181
VRDP Shares, at liquidation value	—	—	5,000,000
Cash distributions paid to Common shareholders	(3,540,023)	(14,366,995)	(13,093,281)

Net cash provided by (used in) financing activities	(3,369,779)	(14,910,925)	(12,141,297)

Net Increase (Decrease) in Cash	148,554	(5,732,404)	(1,646,786)
Cash at the beginning of period	367,693	8,864,171	2,589,124

Cash at the end of Period	$516,247	$3,131,767	$942,338

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

	New Jersey Dividend Advantage 2 (NUJ)	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)
	$48,492	$355,820	$—

Cash paid for interest (excluding amortization of offering costs) was as follows:

	New Jersey Dividend Advantage 2 (NUJ)	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)
	$701,014	$423,792	$354,280

See accompanying notes to financial statements.

Nuveen Investments	113

Statement of Cash Flows (continued)

Year Ended April 30, 2013

	Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$4,052,615	$4,618,406
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(10,211,564)	(21,169,935)
Proceeds from sales and maturities of investments	11,486,475	21,903,360
Proceeds from (Purchases of) short-term investments, net	—	(1,000,000)
Amortization (Accretion) of premiums and discounts, net	(300,437)	(152,051)
(Increase) Decrease in:
Receivable for interest	(251)	(71,276)
Receivable for investments sold	2,398,111	2,756,722
Other assets	1,767	2,082
Increase (Decrease) in:
Payable for interest	(2,705)	(2,927)
Payable for investments purchased	(2,947,830)	60,122
Accrued management fees	372	275
Accrued Directors/Trustees fees	(53)	(59)
Accrued other expenses	10,444	11,006
Net realized (gain) loss from investments	(263,532)	(244,365)
Change in net unrealized (appreciation) depreciation of investments	(1,540,508)	(1,732,860)
Taxes paid on undistributed capital gains	(9,827)	(3,350)

Net cash provided by (used in) operating activities	2,673,077	4,975,150

Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	134,359	140,113
Increase (Decrease) in:
Floating rate obligations	(770,000)	(455,000)
Payable for offering costs	29,979	(5,612)
VRDP Shares, at liquidation value	—	—
Cash distributions paid to Common shareholders	(2,750,141)	(3,349,897)

Net cash provided by (used in) financing activities	(3,355,803)	(3,670,396)

Net Increase (Decrease) in Cash	(682,726)	1,304,754
Cash at the beginning of period	1,099,818	92,874

Cash at the end of Period	$417,092	$1,397,628

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)
$—	$7,060

Cash paid for interest (excluding amortization of offering costs) was as follows:

Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)
$492,246	$559,652

See accompanying notes to financial statements.

114	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	115

Financial Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accum- ulated Net Realized Gains to Auction Rate Preferred Share- holders(a)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2013	$15.31	$.77	$.59	$—	$—	$1.36	$(.83)	$—	$(.83)	$—		$15.84	$15.15
2012	13.69	.83	1.63	—	—	2.46	(.84)	—	(.84)	—		15.31	14.93
2011	14.44	.85	(.73)	(.01)	—	.11	(.83)	(.03)	(.86)	—		13.69	12.68
2010	13.00	.92	1.31	(.03)	—	2.20	(.76)	—	(.76)	—		14.44	13.56
2009	14.26	.91	(1.22)	(.18)	(.03)	(.52)	(.65)	(.09)	(.74)	—	*	13.00	11.37

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2013	15.86	.80	.50	—	—	1.30	(.86)	—	(.86)	—		16.30	15.97
2012	14.22	.85	1.65	—	—	2.50	(.85)	(.01)	(.86)	—		15.86	15.48
2011	14.96	.86	(.76)	(.01)	—	.09	(.82)	(.01)	(.83)	—		14.22	13.44
2010	13.83	.90	1.02	(.03)	— *	1.89	(.74)	(.02)	(.76)	—		14.96	14.19
2009	14.64	.88	(.78)	(.17)	(.03)	(.10)	(.63)	(.08)	(.71)	—	*	13.83	11.96

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

116	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate

7.04%	8.91%	$324,600	1.61%	4.97%	14%
24.98	18.41	313,082	1.61	5.70	9
(.46)	.67	279,968	1.55	5.96	9
26.39	17.23	295,382	1.16	6.57	4
(7.10)	(3.41)	265,928	1.29	6.94	1

8.80	8.23	196,989	1.70	4.96	14
22.07	18.03	191,000	1.64	5.62	10
.41	.57	171,212	1.59	5.85	7
25.45	13.90	180,024	1.19	6.19	3
(5.69)	(.40)	166,428	1.28	6.44	1

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2013	.61%
2012	.58
2011	.51
2010	—
2009	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2013	.67%
2012	.58
2011	.51
2010	—
2009	—

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	117

Financial Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accum- ulated Net Realized Gains to Auction Rate Preferred Share- holders(a)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2013	$15.31	$.63	$.93	$—	$—	$1.56	$(.75)	$—	$(.75)	$—		$16.12	$14.94
2012	13.61	.71	1.83	—	—	2.54	(.83)	(.01)	(.84)	—		15.31	14.92
2011	14.51	.89	(.91)	(.03)	— *	(.05)	(.83)	(.02)	(.85)	—		13.61	12.67
2010	12.97	.91	1.42	(.03)	— *	2.30	(.75)	(.01)	(.76)	—		14.51	13.48
2009	14.26	.91	(1.27)	(.16)	(.03)	(.55)	(.66)	(.08)	(.74)	—	*	12.97	11.15

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2013	15.23	.68	.57	—	—	1.25	(.78)	—	(.78)	—		15.70	15.28
2012	13.60	.77	1.73	—	—	2.50	(.86)	(.01)	(.87)	—		15.23	15.74
2011	14.47	.85	(.82)	(.01)	—	.02	(.85)	(.04)	(.89)	—		13.60	12.55
2010	12.93	.94	1.45	(.03)	(.01)	2.35	(.78)	(.03)	(.81)	—		14.47	14.68
2009	14.35	.95	(1.42)	(.17)	(.02)	(.66)	(.69)	(.07)	(.76)	—	*	12.93	11.46

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing New Jersey Dividend Advantage (NXJ) for any fees or expenses. As of March 31, 2012, the Adviser is no longer reimbursing New Jersey Dividend Advantage 2 (NUJ) for any fees or expenses.

118	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)	Net Investment Income (Loss)	Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

5.04%	10.29%	$105,892	2.37%	3.91%	N/A	N/A	17%
25.08	19.09	100,578	2.52	4.82	N/A	N/A	15
.11	(.38)	89,399	1.34	6.16	1.27%	6.23%	6
28.17	18.03	95,300	1.18	6.35	1.04	6.49	4
(8.95)	(3.63)	85,230	1.29	6.74	1.06	6.98	—	**

1.99	8.35	71,079	2.42	4.35	N/A	N/A	27
33.35	18.82	68,911	2.59	5.22	2.52	5.30	9
(8.75)	.10	61,503	1.96	5.84	1.81	5.99	7
35.95	18.55	65,410	1.22	6.54	1.00	6.76	4
(9.75)	(4.36)	58,456	1.33	6.95	1.03	7.25	—	**

(d)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2013	1.27%
2012	1.41
2011	.15
2010	—
2009	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2013	1.23%
2012	1.33
2011	.79
2010	—
2009	—

*	Rounds to less than $.01 per share.
**	Rounds to less than 1%.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	119

Financial Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accum- ulated Net Realized Gains to Auction Rate Preferred Share- holders(a)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Municipal Value (NJV)
Year Ended 4/30:
2013	$16.62	$.67	$.61	N/A	N/A	$1.28	$(.67)	$(.25)	$(.92)	$—		$—		$16.98	$16.02
2012	14.72	.75	1.91	N/A	N/A	2.66	(.76)	—	(.76)	—		—		16.62	16.34
2011	15.84	.82	(1.15)	N/A	N/A	(.33)	(.77)	(.02)	(.79)	—		—		14.72	13.81
2010	14.29	.70	1.55	N/A	N/A	2.25	(.70)	—	(.70)	—		—	*	15.84	15.21
2009(e)	14.33	(.01)	—	N/A	N/A	(.01)	—	—	—	—		(.03)		14.29	15.00

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2013	15.78	.80	.54	$—	$—	1.34	(.91)	—	(.91)	—		—		16.21	15.24
2012	14.11	.90	1.70	—	—	2.60	(.93)	—	(.93)	—		—		15.78	15.67
2011	14.82	.93	(.73)	(.01)	—	.19	(.90)	—	(.90)	—		—		14.11	13.09
2010	13.53	.96	1.16	(.03)	—	2.09	(.80)	—	(.80)	—	*	—		14.82	13.64
2009	14.39	.96	(.94)	(.20)	—	(.18)	(.68)	—	(.68)	—	*	—		13.53	11.34

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

120	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

3.58%	7.86%	$26,574	.83%		3.95%		7%
24.34	18.43	25,957	.85		4.76		20
(4.19)	(2.17)	22,981	.85		5.32		2
6.32	16.05	24,722	.82		4.63		5
—	(.24)	20,891	.64	**	(.64	)**	0

2.97	8.50	261,195	1.80		4.98		17
27.48	18.88	253,937	1.63		6.00		18
2.43	1.27	226,905	1.60		6.38		8
27.87	15.74	238,368	1.23		6.72		6
(7.99)	(1.01)	218,353	1.50		7.23		3

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2013	.04%
2012	.04
2011	.06
2010	.06
2009(e)	—

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2013	.72%
2012	.61
2011	.55
2010	.07
2009	.19

(e)	For the period April 28, 2009 (commencement of operations) through April 30, 2009.
N/A	Fund is not authorized to issue ARPS.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	121

Financial Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders(a)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2013	$15.14	$.77	$.41	$—	$—	$1.18	$(.84)	$—	$(.84)	$—		$15.48	$14.64
2012	13.52	.83	1.63	—	—	2.46	(.84)	—	(.84)	—		15.14	14.51
2011	14.11	.85	(.59)	(.01)	—	.25	(.84)	—	(.84)	—		13.52	12.29
2010	12.72	.91	1.28	(.03)	—	2.16	(.77)	—	(.77)	—	*	14.11	12.91
2009	13.74	.91	(1.12)	(.19)	—	(.40)	(.62)	—	(.62)	—	*	12.72	10.60

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2013	15.44	.68	.54	—	—	1.22	(.78)	(.04)	(.82)	—		15.84	14.51
2012	14.00	.74	1.62	—	—	2.36	(.86)	(.06)	(.92)	—		15.44	14.42
2011	14.73	.85	(.65)	(.01)	—	.19	(.87)	(.05)	(.92)	—		14.00	12.85
2010	13.09	.96	1.55	(.03)	(.01)	2.47	(.79)	(.04)	(.83)	—	*	14.73	13.77
2009	14.47	.97	(1.47)	(.18)	—	(.68)	(.70)	—	(.70)	—	*	13.09	11.31

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Pennsylvania Dividend Advantage (NXM) for any fees or expenses.

122	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)	Net Investment Income (Loss)	Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

6.68%	7.86%	$241,440	1.79%	5.00%	N/A	N/A	16%
25.53	18.63	236,039	1.59	5.75	N/A	N/A	8
1.48	1.75	210,839	1.56	6.13	N/A	N/A	8
29.70	17.35	220,113	1.21	6.67	N/A	N/A	5
(8.43)	(2.65)	198,739	1.35	7.28	N/A	N/A	6

6.23	8.02	52,623	2.39	4.28	N/A	N/A	14
19.96	17.37	51,290	2.55	4.98	N/A	N/A	20
(.27)	1.23	46,521	1.94	5.78	1.87%	5.85%	8
29.85	19.29	48,934	1.26	6.66	1.11	6.81	5
(11.67)	(4.57)	43,587	1.37	7.17	1.14	7.39	4

(d)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2013	.71%
2012	.57
2011	.52
2010	.05
2009	.04

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2013	1.19%
2012	1.28
2011	.76
2010	.02
2009	—

N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	123

Financial Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders(a)		Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired	Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2013	$15.18	$.71	$.53	$—	$—		$1.24	$(.86)	$(.03)	$(.89)	$—	$—		$15.53	$14.26
2012	14.08	.79	1.26	—	—		2.05	(.89)	(.06)	(.95)	—	—		15.18	14.90
2011	14.74	.89	(.60)	(.01)	—		.28	(.89)	(.05)	(.94)	—	—		14.08	13.00
2010	13.42	.97	1.27	(.02)	(.01)		2.21	(.82)	(.07)	(.89)	—	—		14.74	14.19
2009	14.49	.99	(1.17)	(.19)	—	*	(.37)	(.70)	— *	(.70)	—	—		13.42	11.45

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2013	16.36	.68	.38	N/A	N/A		1.06	(.64)	(.30)	(.94)	—	—		16.48	15.86
2012	14.79	.72	1.58	N/A	N/A		2.30	(.71)	(.02)	(.73)	—	—		16.36	15.38
2011	15.46	.79	(.70)	N/A	N/A		.09	(.76)	—	(.76)	—	—		14.79	13.96
2010	14.29	.70	1.19	N/A	N/A		1.89	(.72)	—	(.72)	—	—	*	15.46	15.43
2009(f)	14.33	(.01)	—	N/A	N/A		(.01)	—	—	—	—	(.03)		14.29	15.05

(a)	The amounts shown are based on Common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2012, the Adviser is no longer reimbursing Pennsylvania Dividend Advantage 2 (NVY) for any fees and expenses.

124	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value(b)	Based on Common Share Net Asset Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

1.49%	8.31%	$57,891	2.41%		4.57%		N/A	N/A	25%
22.71	15.01	56,579	2.54		5.30		2.47%	5.37%	11
(2.00)	1.89	52,470	1.88		5.94		1.74	6.08	7
32.47	16.80	54,920	1.30		6.61		1.08	6.83	5
(9.16)	(2.33)	49,993	1.37		7.07		1.06	7.38	4

9.39	6.58	20,089	.81		4.11		N/A	N/A	7
15.68	15.89	19,948	.86		4.60		N/A	N/A	11
(4.77)	.59	18,029	.87		5.17		N/A	N/A	3
7.52	13.49	18,805	.82		4.68		N/A	N/A	5
.33	(.31)	15,816	.66	**	(.66	)**	N/A	N/A	0

(d)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2013	1.21%
2012	1.28
2011	.71
2010	.08
2009	.01

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2013	—%
2012	—
2011	—
2010	—
2009(f)	—

(f)	For the period April 28, 2009 (commencement of operations) through April 30, 2009.
N/A	Fund is not authorized to issue ARPS and does not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	125

Financial Highlights (continued)

									VRDP Shares
	ARPS at the End of Period		MTP Shares at the End of Period						at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Series	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per $10 Share	Asset Aggregate Amount Outstanding (000)	Coverage Per $100,000 Share
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2013	$—	$—	$—	—	$—	$—		$—	$144,300	$324,948
2012	—	—	—	—	—	—		—	144,300	316,966
2011	—	—	—	—	—	—		—	144,300	294,018
2010	143,450	76,478	—	—	—	—		—	—	—
2009	149,825	69,373	—	—	—	—		—	—	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2013	—	—	—	—	—	—		—	88,600	322,335
2012	—	—	—	—	—	—		—	88,600	315,576
2011	—	—	—	—	—	—		—	88,600	293,242
2010	87,875	76,216	—	—	—	—		—	—	—
2009	91,600	70,422	—	—	—	—		—	—	—

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2013	—	—	44,861	2014	10.02	10.09		33.60	—	—
2012	—	—	44,861	2014	10.08	10.07		32.42	—	—
2011	—	—	44,861	2014	9.94	9.95	^	29.93	—	—
2010	43,925	79,240	—	—	—	—		—	—	—
2009	47,025	70,311	—	—	—	—		—	—	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2013	—	—	35,050	2015	10.04	10.05		30.28	—	—
2012	—	—	35,050	2015	10.04	9.91		29.66	—	—
2011	—	—	35,050	2015	9.62	9.65	^^	27.55	—	—
2010	31,225	77,370	—	—	—	—		—	—	—
2009	32,600	69,828	—	—	—	—		—	—	—

^	For the period March 24, 2011 (first issuance date of shares) through April 30, 2011.
^^	For the period October 1, 2010 (first issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

126	Nuveen Investments

									VRDP Shares
	ARPS at the End of Period		MTP Shares at the End of Period						at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Series	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per $10 Share	Asset Aggregate Amount Outstanding (000)	Coverage Per $100,000 Share
Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2013	$—	$—	$—	—	$—	$—		$—	$112,500	$332,174
2012	—	—	—	—	—	—		—	112,500	325,722
2011	—	—	—	—	—	—		—	112,500	301,693
2010	111,750	78,326	—	—	—	—		—	—	—
2009	111,750	73,849	—	—	—	—		—	—	—

Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2013	—	—	—	—	—	—		—	105,000	329,942
2012	—	—	—	—	—	—		—	100,000	336,039
2011	—	—	—	—	—	—		—	100,000	310,839
2010	99,275	80,430	—	—	—	—		—	—	—
2009	99,275	75,047	—	—	—	—		—	—	—

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2013	—	—	23,190	2015	10.05	10.05		32.69	—	—
2012	—	—	23,190	2015	10.07	9.95		32.12	—	—
2011	—	—	23,190	2015	9.65	9.75	Ω	30.06	—	—
2010	22,500	79,372	—	—	—	—		—	—	—
2009	22,500	73,430	—	—	—	—		—	—	—

Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2013	—	—	24,550	2015	10.03	10.05		33.58	—	—
2012	—	—	24,550	2015	10.01	9.96		33.05	—	—
2011	—	—	24,550	2015	9.75	9.68	ΩΩ	31.37	—	—
2010	23,000	84,696	—	—	—	—		—	—	—
2009	23,000	79,340	—	—	—	—		—	—	—

Ω	For the period October 4, 2010 (first issuance date of shares) through April 30, 2011.
ΩΩ	For the period October 27, 2010 (first issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

Nuveen Investments	127

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen New Jersey Municipal Value Fund (NJV), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) and Nuveen Pennsylvania Municipal Value Fund (NPN) (each a “Fund” and collectively, the “Funds”). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY), are traded on the New York Stock Exchange (“NYSE”) while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN) are traded on the NYSE MKT. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN)), closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Approved Fund Reorganizations

On May 23, 2013, (subsequent to the close of this reporting period) the Funds’ Board of Trustees approved a series of reorganizations for certain of the Pennsylvania Funds included in this report. The reorganizations are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
Pennsylvania Premium Income 2 (NPY)	Pennsylvania Investment Quality (NQP)
Pennsylvania Dividend Advantage (NXM)
Pennsylvania Dividend Advantage 2 (NVY)

If the shareholders approve the reorganizations, and upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

In addition, shareholders of the Acquired Funds will become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for preferred shares of the Acquired Funds held immediately prior to the reorganization.

128	Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2013, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN) had outstanding when-issued/delayed delivery purchase commitments of $751,166, $455,252, $273,151, $170,720, $2,292,420, $622,009, $205,661 and $75,254, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented on the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Nuveen Investments	129

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund except New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares

The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Each Fund’s MTP Shares are issued in one Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. MTP Shares trade on the NYSE MKT. As of April 30, 2013, the number of MTP Shares outstanding, annual interest rate and NYSE MKT “ticker” symbol for each Fund are as follows:

	Series	NYSE MKT Ticker	Shares Outstanding	Shares Outstanding at $10 Per Share Liquidation Value	Annual Interest Rate
New Jersey Dividend Advantage (NXJ)
	2014	NXJ PrA	4,486,100	$44,861,000	2.30%
New Jersey Dividend Advantage 2 (NUJ)
	2015	NUJ PrC	3,505,000	$35,050,000	2.00%
Pennsylvania Dividend Advantage (NXM)
	2015	NXM PrC	2,319,000	$23,190,000	2.10%
Pennsylvania Dividend Advantage 2 (NVY)
	2015	NVY PrC	2,455,000	$24,550,000	2.15%

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE MKT ticker symbol are as follows:

	Series	NYSE MKT Ticker	Term Redemption Date	Optional Redemption Date	Premium Expiration Date
New Jersey Dividend Advantage (NXJ)
	2014	NXJ PrA	April 1, 2014	April 1, 2012	March 31, 2013
New Jersey Dividend Advantage 2 (NUJ)
	2015	NUJ PrC	November 1, 2015	November 1, 2011	October 31, 2012
Pennsylvania Dividend Advantage (NXM)
	2015	NXM PrC	November 1, 2015	November 1, 2011	October 31, 2012
Pennsylvania Dividend Advantage 2 (NVY)
	2015	NVY PrC	November 1, 2015	November 1, 2011	October 31, 2012

130	Nuveen Investments

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended April 30, 2013, were as follows:

	New Jersey	New Jersey	Pennsylvania	Pennsylvania
	Dividend	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage	Advantage 2
	(NXJ)	(NUJ)	(NXM)	(NVY)
Average liquidation value of MTP Shares outstanding	$44,861,000	$35,050,000	$23,190,000	$24,550,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares and each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares

The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share.

New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) issued their VRDP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

During the current fiscal period, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) exchanged all 1,443, 886, 1,125 and 1,000 shares of their outstanding Series 1 VRDP for 1,443, 886, 1,125 and 1,000 shares of Series 2 VRDP, respectively. Concurrent with these exchanges, Pennsylvania Premium Income 2 (NPY) issued an additional 50 Series 2 VRDP Shares through a privately negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Funds completed their exchange offers in which they refinanced their existing VRDP Shares with new VRDP Shares at a reduced cost and with a maturity date of April 1, 2043 for New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ) and December 1, 2042 for Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY).

As of April 30, 2013, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	New Jersey	New Jersey	Pennsylvania	Pennsylvania
	Investment	Premium	Investment	Premium
	Quality	Income	Quality	Income 2
	(NQJ)	(NNJ)	(NQP)	(NPY)
Series	2	2	2	2
VRDP Shares outstanding	1,443	886	1,125	1,050
Maturity	April 1, 2043	April 1, 2043	December 1, 2042	December 1, 2042

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Nuveen Investments	131

Notes to Financial Statements (continued)

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended April 30, 2013, were as follows:

	New Jersey	New Jersey	Pennsylvania	Pennsylvania
	Investment	Premium	Investment	Premium
	Quality	Income	Quality	Income 2
	(NQJ)	(NNJ)	(NQP)	(NPY)
Average liquidation value of VRDP Shares outstanding	144,300,000	88,600,000	112,500,000	101,808,219
Annualized dividend rate	0.27%	0.27%	0.27%	0.27%

For financial reporting purposes only, the liquidation value of VRDP Shares is recorded as a liability and recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

The Funds’ exchange of VRDP Shares was deemed a modification of debt. Offering costs of $260,000, $260,000, $385,000 and $385,000 were incurred with New Jersey Investment Quality’s (NQJ), New Jersey Premium Income’s (NNJ), Pennsylvania Investment Quality’s (NQP) and Pennsylvania Premium Income 2’s (NPY) issuance of Series 2 VRDP Shares, respectively, which were recorded as a deferred charge and are being amortized over the life of the shares.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended April 30, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

132	Nuveen Investments

As of April 30, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income	Advantage	Advantage 2	Value
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NJV)
Maximum exposure to Recourse Trusts	$19,335,000	$12,635,000	$5,785,000	$4,815,000	$—

	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income 2	Advantage	Advantage 2	Value
	(NQP)	(NPY)	(NXM)	(NVY)	(NPN)
Maximum exposure to Recourse Trusts	$2,155,000	$5,370,000	$745,000	$1,035,000	$540,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the fiscal year ended April 30, 2013, were as follows:

	New Jersey	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Municipal	Investment	Premium	Dividend	Dividend
	Value	Quality	Income 2	Advantage	Advantage 2
	(NJV)	(NQP)	(NPY)	(NXM)	(NVY)
Average floating rate obligations outstanding	$1,500,000	$26,182,863	$10,745,986	$675,288	$4,124,712
Average annual interest rate and fees	0.77%	0.43%	0.69%	0.78%	0.77%

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Common Shares Equity Shelf Programs and Offering Costs

During the current reporting period, the following Funds each filed initial registration statements with the Securities and Exchange Commission authorizing the Funds to issue additional Common shares through equity shelf programs (“Shelf Offerings”), which are not yet effective.

Additional Common shares authorized to be issued through each Fund’s Shelf Offering are as follows:

Additional
Fund	Common Shares
New Jersey Investment Quality (NQJ)	2,000,000
New Jersey Premium Income (NNJ)	1,200,000

Nuveen Investments	133

Notes to Financial Statements (continued)

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (“NAV”) per Common share.

Costs incurred by the Funds in connection with their initial Shelf Offerings are recorded as a deferred charge, which will be amortized over the period such additional Common shares are sold not to exceed the one-year life of the Shelf Offering period. Ongoing Shelf Offering costs, and any additional costs the Funds may incur in connection with the Shelf Offerings, are expensed as incurred and recorded as a reduction of proceeds from shelf offering.

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances.

The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New Jersey Investment Quality (NQJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$459,172,219	$—	$459,172,219

New Jersey Premium Income (NNJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$279,613,784	$—	$279,613,784

New Jersey Dividend Advantage (NXJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$148,996,120	$—	$148,996,120

New Jersey Dividend Advantage 2 (NUJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$103,122,129	$—	$103,122,129

New Jersey Municipal Value (NJV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$26,723,376	$—	$26,723,376

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

134	Nuveen Investments

Pennsylvania Investment Quality (NQP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$386,812,562	$—	$386,812,562
Short-Term Investments*:
Municipal Bonds	—	6,635,000	—	6,635,000

Total	$—	$393,447,562	$—	$393,447,562

Pennsylvania Premium Income 2 (NPY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$348,038,897	$—	$348,038,897

Pennsylvania Dividend Advantage (NXM)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$74,512,846	$—	$74,512,846

Pennsylvania Dividend Advantage 2 (NVY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$83,463,276	$—	$83,463,276
Short-Term Investments*:
Municipal Bonds	—	1,000,000	—	1,000,000

Total	$—	$84,463,276	$—	$84,463,276

Pennsylvania Municipal Value (NPN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$19,774,294	$—	$19,774,294

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in such derivatives, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 2013.

Nuveen Investments	135

Notes to Financial Statements (continued)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	New Jersey		New Jersey		New Jersey
	Investment Quality (NQJ)		Premium Income (NNJ)		Dividend Advantage (NXJ)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Common shares issued to shareholders due to reinvestment of distributions	36,613	—	40,586	5,845	776	—

	New Jersey		New Jersey
	Dividend Advantage 2 (NUJ)		Municipal Value (NJV)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Common shares issued to shareholders due to reinvestment of distributions	3,072	629	3,325	924

	Pennsylvania		Pennsylvania		Pennsylvania
	Investment Quality (NQP)		Premium Income 2 (NPY)		Dividend Advantage (NXM)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Common shares issued to shareholders due to reinvestment of distributions	22,021	6,385	—	—	—	—

	Pennsylvania		Pennsylvania
	Dividend Advantage 2 (NVY)		Municipal Value (NPN)
	Year Ended 4/30/13	Year Ended 4/30/12	Year Ended 4/30/13	Year Ended 4/30/12
Common shares issued to shareholders due to reinvestment of distributions	446	—	—	—

Preferred Shares

Transactions in VRDP Shares were as follows:

	New Jersey Investment Quality (NQJ)				New Jersey Premium Income (NNJ)
	Year Ended 4/30/13		Year Ended 4/30/12		Year Ended 4/30/13		Year Ended 4/30/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	—	$—	—	$—	—	$—
Series 2	—	—	—	—	—	—	—	—

VRDP Shares exchanged:
Series 1	(1,443)	(144,300,000)	—	—	(886)	(88,600,000)	—	—
Series 2	1,443	144,300,000	—	—	886	88,600,000	—	—

Total	—	$—	—	$—	—	$—	—	$—

136	Nuveen Investments

	Pennsylvania Investment Quality (NQP)				Pennsylvania Premium Income 2 (NPY)
	Year Ended 4/30/13		Year Ended 4/30/12		Year Ended 4/30/13		Year Ended 4/30/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	—	$—	—	$—	—	$—	—	$—
Series 2	—	—	—	—	50	5,000,000	—	—

VRDP Shares exchanged:
Series 1	(1,125)	(112,500,000)	—	—	(1,000)	(100,000,000)	—	—
Series 2	1,125	112,500,000	—	—	1,000	100,000,000	—	—

Total	—	$—	—	$—	50	$5,000,000	—	$—

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended April 30, 2013, were as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income	Advantage	Advantage 2	Value
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NJV)
Purchases	$66,028,124	$40,283,122	$24,710,478	$27,782,856	$1,945,351
Sales and maturities	68,346,448	41,209,739	25,163,151	29,049,465	2,998,086

	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income 2	Advantage	Advantage 2	Value
	(NQP)	(NPY)	(NXM)	(NVY)	(NPN)
Purchases	$65,674,324	$56,730,946	$10,211,564	$21,169,935	$1,382,917
Sales and maturities	71,418,610	58,847,880	11,486,475	21,903,360	1,721,393

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of April 30, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income	Advantage	Advantage 2	Value
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NJV)
Cost of investments	$425,266,060	$256,453,976	$135,424,994	$95,900,218	$21,306,305

Gross unrealized:
Appreciation	$35,029,894	$23,767,569	$13,937,425	$7,526,181	$3,926,618
Depreciation	(1,123,735)	(607,761)	(366,299)	(304,270)	(9,547)

Net unrealized appreciation (depreciation) of investments	$33,906,159	$23,159,808	$13,571,126	$7,221,911	$3,917,071

Nuveen Investments	137

Notes to Financial Statements (continued)

	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)	Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)	Pennsylvania Municipal Value (NPN)
Cost of investments	$336,254,553	$312,369,177	$68,782,772	$75,406,297	$17,139,259

Gross unrealized:
Appreciation	$32,153,858	$29,723,060	$5,970,078	$6,011,040	$2,635,536
Depreciation	(770,870)	(1,608,908)	(394,744)	(778,781)	(501)

Net unrealized appreciation (depreciation) of investments	$31,382,988	$28,114,152	$5,575,334	$5,232,259	$2,635,035

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets as of April 30, 2013, the Funds’ tax year end, as follows:

	New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)	New Jersey Dividend Advantage 2 (NUJ)	New Jersey Municipal Value (NJV)
Paid-in-surplus	$(287,183)	$(279,771)	$(309,231)	$(170,076)	$(201)
Undistributed (Over-distribution of) net investment income	282,523	276,089	302,771	150,080	(1)
Accumulated net realized gain (loss)	4,660	3,682	6,460	19,996	202

	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)	Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)	Pennsylvania Municipal Value (NPN)
Paid-in-surplus	$(407,434)	$(404,708)	$(111,996)	$(134,930)	$1,838
Undistributed (Over-distribution of) net investment income	407,360	404,291	131,960	137,598	(2,194)
Accumulated net realized gain (loss)	74	417	(19,964)	(2,668)	356

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2013, the Funds’ tax year end, were as follows:

	New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)	New Jersey Dividend Advantage 2 (NUJ)	New Jersey Municipal Value (NJV)
Undistributed net tax-exempt income[1]	$4,220,287	$2,805,773	$726,130	$592,957	$45,769
Undistributed net ordinary income[2]	—	—	—	—	15,923
Undistributed net long-term capital gains	—	—	—	—	303,326

	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)	Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)	Pennsylvania Municipal Value (NPN)
Undistributed net tax-exempt income[1]	$2,806,377	$3,184,839	$325,615	$321,680	$24,346
Undistributed net ordinary income[2]	56,602	8,800	26,558	23,511	6,493
Undistributed net long-term capital gains	—	—	18,899	49,693	43,240

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2013, paid on May 1, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

138	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended April 30, 2013 and April 30, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)	New Jersey Dividend Advantage 2 (NUJ)	New Jersey Municipal Value (NJV)
Distributions from net tax-exempt income[3]	$17,424,455	$10,662,777	$6,030,169	$4,289,294	$1,031,516
Distributions from net ordinary income[2]	11,201	55	1,584	2,689	25,009
Distributions from net long-term capital gains[4]	—	—	—	—	395,298

2013	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)	Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)	Pennsylvania Municipal Value (NPN)
Distributions from net tax-exempt income[3]	$15,057,384	$13,380,053	$3,109,697	$3,762,240	$775,508
Distributions from net ordinary income[2]	—	—	—	—	—
Distributions from net long-term capital gains[4]	—	—	129,890	125,213	367,635

2012	New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)	New Jersey Dividend Advantage 2 (NUJ)	New Jersey Municipal Value (NJV)
Distributions from net tax-exempt income	$17,588,708	$10,501,726	$6,539,873	$4,582,076	$1,189,401
Distributions from net ordinary income[2]	—	22	23	15	—
Distributions from net long-term capital gains	—	126,108	35,371	39,345	—

2012	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)	Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)	Pennsylvania Municipal Value (NPN)
Distributions from net tax-exempt income	$15,192,389	$13,403,976	$3,367,151	$3,858,983	$873,988
Distributions from net ordinary income[2]	—	—	—	—	6,384
Distributions from net long-term capital gains	—	—	214,268	230,647	27,923

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2013, as Exempt Interest Dividends.
[4]

The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2013.

As of April 30, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

	New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)	New Jersey Dividend Advantage 2 (NUJ)	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)
Expiration:
April 30, 2017	$—	$—	$—	$—	$13,518	$2,167,149

Not subject to expiration:
Short-term losses:	—	1,268	—	—	—	—
Long-term losses:	1,316,047	554,853	725,722	270,569	—	—

Total	$1,316,047	$556,121	$725,722	$270,569	$13,518	$2,167,149

Nuveen Investments	139

Notes to Financial Statements (continued)

During the Funds’ tax year ended April 30, 2013, the following Funds utilized capital loss carryforwards as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Investment	Premium
	Quality	Income	Advantage	Advantage 2	Quality	Income 2
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NQP)	(NPY)
Utilized capital loss carryforwards	$1,047,754	$589,739	$238,640	$397,214	$426,636	$248,369

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	New Jersey	Pennsylvania
	Investment	Premium
	Quality	Income 2
	(NQJ)	(NPY)
Post-October capital losses[1]	$14,702	$34,987
Late-year ordinary losses[2]	—	—

[1]	Capital losses incurred from November 1, 2012 through April 30, 2013, the Funds’ tax year end.
[2]	Ordinary losses incurred from January 1, 2013 through April 30, 2013, and specified losses incurred from November 1, 2012 through April 30, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

New Jersey Investment Quality (NQJ)
New Jersey Premium Income (NNJ)
Pennsylvania Investment Quality (NQP)
Pennsylvania Premium Income 2 (NPY)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

New Jersey Dividend Advantage (NXJ)
New Jersey Dividend Advantage 2 (NUJ)
Pennsylvania Dividend Advantage (NXM)
Pennsylvania Dividend Advantage 2 (NVY)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

New Jersey Municipal Value (NJV)
Pennsylvania Municipal Value (NPN)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

140	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2013, the complex-level fee rate for each of these Funds was .1661%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	141

Board Members & Officers (Unaudited)

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 14, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, to approve the elimination of the fundamental policies relating to the Fund’s ability to make loans and to approve the new fundamental policy relating to the Fund’s ability to make loans. The meeting was subsequently adjourned to December 14, 2012. The meeting for NUJ was subsequently adjourned to January 24, 2013, February 22, 2013 and March 14, 2013.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

¢	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	210

¢	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.	210

¢	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	210

¢	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Formerly, Director, Northwestern Mutual Wealth Management Company; (2007-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	210

¢	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	210

142	Nuveen Investments

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

¢	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	210

¢	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	210

¢	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	210

¢	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	210

Interested Board Member:

¢	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, LLC.	210

Nuveen Investments	143

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

¢	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	210

¢	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	103

¢	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

¢	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	210

¢	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	210

¢	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	210

144	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

¢	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	210

¢	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	210

¢	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	210

¢	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	210

Nuveen Investments	145

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

¢	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	210

(1)	For New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN), The Board of Trustees are divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two Board Members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

146	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will

Nuveen Investments	147

Reinvest Automatically

Easily and Conveniently (continued)

normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

148	Nuveen Investments

Glossary of Terms

Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (See Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the

Nuveen Investments	149

Glossary of Terms

Used in this Report (continued)

holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■	Lipper New Jersey Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Lipper Pennsylvania Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■	Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

150	Nuveen Investments

■	S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	151

Notes

152	Nuveen Investments

Notes

Nuveen Investments	153

Notes

154	Nuveen Investments

Additional Fund Information

Board of Directors/Trustees

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Custodian

State Street Bank

& Trust Company

Boston, MA

Transfer Agent and

Shareholder Services

State Street Bank & Trust

Company

Nuveen Funds

P.O. Box 43071

Providence, RI 02940-3071

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

	Fund	Common Shares Repurchased
Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL	NQJ	—
	NNJ	—
	NXJ	—
	NUJ	—
	NJV	—
	NQP	—
	NPY	—
	NXM	—
	NVY	—
	NPN	—
Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	155

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com	EAN-A-0413D

Closed-End Funds

NUVEEN Investments

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report October 31, 2013

NQJ
Nuveen New Jersey Investment Quality Municipal Fund, Inc.

NNJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.

NXJ
Nuveen New Jersey Dividend Advantage Municipal Fund

NUJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2

NJV
Nuveen New Jersey Municipal Value Fund

NQP
Nuveen Pennsylvania Investment Quality Municipal Fund

NPY
Nuveen Pennsylvania Premium Income Municipal Fund 2

NXM
Nuveen Pennsylvania Dividend Advantage Municipal Fund

NVY
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

NPN
Nuveen Pennsylvania Municipal Value Fund

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Nuveen Investments	3

Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Nuveen Fund Board

December 23, 2013

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)

Nuveen New Jersey Municipal Value Fund (NJV)

Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)

Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)

Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)

Nuveen Pennsylvania Municipal Value Fund (NPN)

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio manager Paul L. Brennan, CFA, discusses key investment strategies and the six-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul assumed portfolio management responsibility for these ten Funds in 2011.

APPROVED FUND REORGANIZATIONS

During May 2013 and November 2013 (subsequent to the close of this reporting period), the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain of the Pennsylvania and New Jersey Funds included in this report, respectively, (Acquired Funds) to create one, larger-state Fund (Acquiring Fund).

The approved reorganizations are as follows:

Pennsylvania Fund Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen Pennsylvania Premium Income Municipal Fund 2	NPY	Nuveen Pennsylvania Investment Quality Municipal Fund	NQP
Nuveen Pennsylvania Dividend Advantage Municipal Fund	NXM
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2	NVY

New Jersey Funds Acquired Fund	Symbol	Acquiring Fund	Symbol
Nuveen New Jersey Investment Quality Municipal Fund, Inc.	NQJ	Nuveen New Jersey Dividend Advantage Municipal Fund	NXJ
Nuveen New Jersey Premium Income Municipal Fund, Inc.	NNJ
Nuveen New Jersey Dividend Advantage Municipal Fund 2	NUJ

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc., or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

On December 17, 2013 (subsequent to the close of this reporting period) the reorganizations for the Pennsylvania Funds were approved by shareholders. Subject to the satisfaction of certain customary closing conditions, the reorganizations are expected to close mid-February 2014.

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Approved Fund Reorganizations for further information.

What key strategies were used to manage the Nuveen New Jersey and Pennsylvania Funds during the six-month reporting period ended October 31, 2013?

During this reporting period, widespread uncertainty about the next step for the Federal Reserve’s quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. Ongoing political debate over federal spending and headline credit stories involving Detroit and Puerto Rico contributed to an unsettled environment and prompted an increase in selling by bondholders across the fixed income markets.

Although September and October brought some stabilization and a rally in the municipal market, municipal bond prices generally declined for the reporting period, especially at the longer end of the maturity spectrum, while the yield curve steepened. During this reporting period, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep our Funds fully invested.

During this reporting period, the New Jersey Funds found value in various areas of the market, including health care and higher education. A number of new health care issues that we considered attractively priced enabled us to slightly increase the Funds’ exposure to that sector, including bonds issued for Cooper Health System in Camden, St. Luke’s University Health Network in Phillipsburg and Robert Wood Johnson University Hospital in New Brunswick. We also purchased bonds issued in connection with the restructuring of Rutgers University, which merged with the University of Medicine and Dentistry of New Jersey in July 2013 as part of the state’s plan to enhance comprehensive educational opportunities and create a catalyst for economic growth and new jobs. Despite a substantial drop in Pennsylvania issuance during this reporting period, we also continued to find bonds that helped accomplish our goals for the Pennsylvania Funds, adding a new issue of Lehigh County Authority water bonds, Allegheny County general obligation (GO) bonds, credits issued for Holy Family University and Pennsylvania Turnpike bonds.

Our focus in the New Jersey and Pennsylvania Funds as we came into the reporting period was maintaining the Funds’ positioning, as we believed they were well situated for the existing environment. As the market sold off during the summer, we took advantage of attractive opportunities to slightly increase the Funds’ credit and duration profiles as credit fundamentals generally continued to improve.

Activity during this reporting period was driven primarily by the reinvestment of proceeds from called and matured bonds, which was aimed at keeping the Funds fully invested and supporting their income streams. During the early part of this reporting period, we continued to experience a number of current bond calls resulting from refinancings, which provided liquidity. As interest rates rose, refinancing activity declined. To generate cash for purchases, we sold selected holdings when we found better opportunities in the marketplace.

As of October 31, 2013, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

6	Nuveen Investments

How did the Funds perform during the six-month reporting period ended October 31, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ returns for the six-month, one-year, five-year, ten-year and since inception periods ended October 31, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and Lipper classification average.

For the six months ended October 31, 2013, the cumulative returns on common share net asset value (NAV) for the Nuveen New Jersey and Pennsylvania Funds underperformed the returns for their respective state’s S&P Municipal Bond Index as well as the national S&P Municipal Bond Index. For the same period, NQJ, NNJ and NJV exceeded the average return for the Lipper New Jersey Municipal Debt Funds Classification Average, while NXJ and NUJ lagged this Lipper return. NPY, NXM, NVY and NPN outperformed the Lipper Pennsylvania Municipal Debt Funds Classification Average and NQP underperformed the Lipper Pennsylvania average.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important factor affecting the performance of these Funds. One of the primary reasons that NJV and NPN outperformed the other eight Funds for the six-month period was that these two Funds do not use regulatory leverage. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits at the shortest end of the municipal yield curve posted the best returns during this reporting period, while bonds at the longest end produced the weakest results. In general, differences in duration and yield curve positioning were the major drivers of differences in performance. Among these Funds, NUJ, NQP and NVY had the longest durations, which contributed to their underperformance for the period. NQJ, NNJ and NPN were more advantageously positioned in terms of duration and yield curve, with better exposure to the shorter segments of the municipal curve that performed best.

Credit exposure also factored into the Funds’ performance as events in the municipal market led investors to avoid risk. High yield bonds came under selling pressure and credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, began to widen. For the reporting period, higher quality bonds generally outperformed lower quality bonds, specifically bonds rated single-A, BBB or lower. These Funds tended to be overweighted in A-rated bonds and lower, which had a negative impact on performance.

After underperforming for many months, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the better performing market segments. The outperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. The New Jersey Funds generally tended to have larger holdings of pre-refunded bonds than the Pennsylvania Funds, with NQJ, NNJ and NXJ having the heaviest allocations of pre-refunded bonds overall. Housing bonds and GO credits also typically outperformed the general municipal market.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that generally lagged municipal market performance by the widest margins for this reporting period were industrial development revenue (IDR), health care (including hospitals), transportation, utilities, and water and sewer. Tobacco credits backed by the 1998 master tobacco settlement agreement also were among the poorest performing market sectors, due in part to their longer effective durations and lower credit ratings. As of October 31, 2013, all of the New

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

Jersey Funds had allocations of tobacco bonds issued by the New Jersey Tobacco Settlement Financing Corporation, while NPN had invested in tobacco bonds issued by the District of Columbia. The remaining Pennsylvania Funds did not hold tobacco bonds, primarily due to the fact that Pennsylvania has not issued any tobacco settlement credits.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2 and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013 (subsequent to the close of this reporting period), Fitch announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds. For the reporting period ended October 31, 2013, Puerto Rico paper underperformed the municipal market as a whole. All of the New Jersey and Pennsylvania Funds have limited exposure to Puerto Rico bonds, the majority of which are the sales tax bonds issued by COFINA, which we believe are the best of the Puerto Rico issuance. The Funds also hold small positions in other Puerto Rico credits, including highway bonds, but no Puerto Rico GOs. The small nature of our exposure helped to limit the impact of the Puerto Rico bonds’ underperformance on these Funds.

8	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NJV and NPN do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a negative contribution to the performance of these Funds over this reporting period.

As of October 31, 2013, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPY	NXM	NVY	NPN
Effective Leverage*	38.24%	38.79%	37.34%	40.19%	7.86%	40.35%	39.10%	36.92%	39.23%	2.80%
Regulatory Leverage*	32.87%	33.21%	32.07%	35.45%	N/A	32.67%	32.67%	32.96%	32.18%	N/A

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

N/A The Fund does not use Regulatory leverage.

Nuveen Investments	9

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

	MTP Shares				VRDP Shares
	Series	Shares Issued at Liquidation Value	Annual Interest Rate	NYSE / NYSE MKT Ticker	Series	Shares Issued at Liquidation Value	Total
NQJ		$—	—	—	2	$144,300,000	$144,300,000
NNJ		$—	—	—	2	$88,600,000	$88,600,000
NXJ		$—	—	—	1	$45,000,000	$45,000,000
NUJ	2015	$35,050,000	2.00%	NUJ PRC	—	$—	$35,050,000
NQP		$—	—	—	2	$112,500,000	$112,500,000
NPY		$—			2	$105,000,000	$105,000,000
NXM	2015	$23,190,000	2.10%	NXM PRC		$—	$23,190,000
NVY	2015	$24,550,000	2.15%	NVY PRC	—	$—	$24,550,000

On August 29, 2013, NXJ issued 450 VRDP Shares to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933. The proceeds of this issuance were used to redeem all series of the Fund’s Series 2014 MTP Shares, at their $10.00 liquidation value per share plus dividend amounts owed, on September 9, 2013.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP and VRDP Shares.

10	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the current reporting period ended October 31, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPY	NXM	NVY	NPN
May	$0.0670	$0.0710	$0.0550	$0.0565	$0.0520	$0.0700	$0.0700	$0.0595	$0.0620	$0.0530
June	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0700	0.0595	0.0620	0.0530
July	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0700	0.0595	0.0620	0.0530
August	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0700	0.0595	0.0620	0.0530
September	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0700	0.0595	0.0620	0.0530
October	0.0670	0.0710	0.0550	0.0565	0.0520	0.0700	0.0700	0.0595	0.0620	0.0530

Market Yield**	6.19%	6.41%	5.22%	5.45%	4.44%	6.70%	6.88%	5.83%	6.22%	4.67%
Taxable-Equivalent Yield**	9.18%	9.51%	7.74%	8.09%	6.59%	9.60%	9.86%	8.35%	8.91%	6.69%

**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6% and 30.2% for New Jersey and Pennsylvania, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2013, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

COMMON SHARE EQUITY SHELF PROGRAMS

The following Funds are authorized to issue additional shares through their equity shelf program. Under this program, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

	NQJ		NNJ
Additional Shares Authorized	2,000,000	*	1,200,000	*

*	Equity shelf program declared effective by the SEC during the current reporting period.

During the current reporting period, NQJ and NNJ did not sell common shares through their equity shelf programs.

Nuveen Investments	11

Common Share Information (continued)

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on the Funds’ equity shelf programs.

COMMON SHARE REPURCHASES

During November 2013 (subsequent to the close of this reporting period), the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of October 31, 2013, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NJV, NVY and NPN have not repurchased any of their outstanding common shares.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPY	NXM	NVY	NPN
Common Shares Cumulatively Repurchased and Retired	30,600	12,900	9,700	4,000	—	229,700	231,200	17,300	5,335	—
Common Shares Authorized for Repurchase	2,050,000	1,205,000	655,000	455,000	155,000	1,610,000	1,560,000	330,000	375,000	120,000

During the current reporting period, the Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPY	NXM	NVY	NPN
Common Shares Repurchased and Retired	—	—	2,500	1,200	—	9,100	—	6,700	5,335	—
Weighted Average Price per Common Share Repurchased and Retired	—	—	$12.51	$12.27	—	$12.29	—	$12.17	$11.84	—
Weighted Average Discount per Common Share Repurchased and Retired	—	—	13.13%	12.36%	—	13.48%	—	13.81%	13.90%	—

12	Nuveen Investments

OTHER COMMON SHARE INFORMATION

As of October 31, 2013, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NQJ	NNJ	NXJ	NUJ	NJV
Common Share NAV	$14.38	$14.75	$14.51	$14.10	$15.72
Common Share Price	$12.99	$13.30	$12.64	$12.43	$14.05
Premium/(Discount) to NAV	(9.67)%	(9.83)%	(12.89)%	(11.84)%	(10.62)%
6-Month Average Premium/(Discount) to NAV	(8.25)%	(6.73)%	(10.92)%	(8.97)%	(8.60)%

	NQP	NPY	NXM	NVY	NPN
Common Share NAV	$14.40	$13.88	$14.23	$13.91	$15.39
Common Share Price	$12.54	$12.21	$12.24	$11.97	$13.63
Premium/(Discount) to NAV	(12.92)%	(12.03)%	(13.98)%	(13.95)%	(11.44)%
6-Month Average Premium/(Discount) to NAV	(9.92)%	(9.48)%	(11.37)%	(10.99)%	(8.12)%

Nuveen Investments	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

14	Nuveen Investments

NQJ

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQJ at Common Share NAV	(6.54)%	(3.76)%	9.43%	5.41%
NQJ at Common Share Price	(11.62)%	(14.04)%	11.29%	4.46%
S&P Municipal Bond New Jersey Index	(3.47)%	(1.44)%	6.78%	4.89%
S&P Municipal Bond Index	(3.63)%	(1.69)%	6.63%	4.59%
Lipper New Jersey Municipal Debt Funds Classification Average	(7.62)%	(5.19)%	10.09%	5.53%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/Limited	24.9%
Transportation	18.7%
Health Care	14.9%
U.S. Guaranteed	11.7%
Education and Civic Organizations	8.9%
Water and Sewer	5.1%
Tax Obligation/General	4.0%
Other	11.8%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	14.7%
AA	25.9%
A	38.1%
BBB	11.2%
BB or Lower	6.1%
N/R	2.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	15

NNJ

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NNJ at Common Share NAV	(6.76)%	(4.47)%	8.73%	5.09%
NNJ at Common Share Price	(14.11)%	(17.12)%	10.38%	4.28%
S&P Municipal Bond New Jersey Index	(3.47)%	(1.44)%	6.78%	4.89%
S&P Municipal Bond Index	(3.63)%	(1.69)%	6.63%	4.59%
Lipper New Jersey Municipal Debt Funds Classification Average	(7.62)%	(5.19)%	10.09%	5.53%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/Limited	26.1%
Transportation	17.1%
U.S. Guaranteed	15.8%
Health Care	13.0%
Education and Civic Organizations	9.3%
Water and Sewer	4.9%
Other	13.8%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	19.1%
AA	24.7%
A	40.2%
BBB	7.7%
BB or Lower	5.2%
N/R	1.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

16	Nuveen Investments

NXJ

Nuveen New Jersey Dividend Advantage Municipal Fund

Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXJ at Common Share NAV	(7.92)%	(5.86)%	9.67%	5.41%
NXJ at Common Share Price	(13.21)%	(19.78)%	10.67%	4.16%
S&P Municipal Bond New Jersey Index	(3.47)%	(1.44)%	6.78%	4.89%
S&P Municipal Bond Index	(3.63)%	(1.69)%	6.63%	4.59%
Lipper New Jersey Municipal Debt Funds Classification Average	(7.62)%	(5.19)%	10.09%	5.53%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/Limited	25.4%
U.S. Guaranteed	18.8%
Transportation	15.5%
Health Care	11.2%
Education and Civic Organizations	6.8%
Water and Sewer	5.8%
Housing/Single Family	3.7%
Other	12.8%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	24.6%
AA	23.5%
A	34.6%
BBB	8.2%
BB or Lower	6.6%
N/R	1.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	17

NUJ

Nuveen New Jersey Dividend Advantage Municipal Fund 2

Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUJ at Common Share NAV	(8.01)%	(5.71)%	9.29%	5.41%
NUJ at Common Share Price	(16.47)%	(20.85)%	9.26%	4.17%
S&P Municipal Bond New Jersey Index	(3.47)%	(1.44)%	6.78%	4.89%
S&P Municipal Bond Index	(3.63)%	(1.69)%	6.63%	4.59%
Lipper New Jersey Municipal Debt Funds Classification Average	(7.62)%	(5.19)%	10.09%	5.53%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/Limited	27.2%
Health Care	16.9%
Transportation	12.9%
Education and Civic Organizations	8.4%
U.S. Guaranteed	8.1%
Long-Term Care	6.7%
Water and Sewer	5.4%
Other	14.4%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	12.4%
AA	22.8%
A	42.3%
BBB	12.1%
BB or Lower	7.4%
N/R	1.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

18	Nuveen Investments

NJV

Nuveen New Jersey Municipal Value Fund

Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
NJV at Common Share NAV	(5.58)%	(2.81)%	7.16%
NJV at Common Share Price	(10.38)%	(13.43)%	3.65%
S&P Municipal Bond New Jersey Index	(3.47)%	(1.44)%	5.79%
S&P Municipal Bond Index	(3.63)%	(1.69)%	5.57%
Lipper New Jersey Municipal Debt Funds Classification Average	(7.62)%	(5.19)%	7.18%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[2]
(as a % of total investments)
Tax Obligation/Limited	27.6%
Health Care	23.2%
Education and Civic Organizations	10.6%
Tax Obligation/General	9.2%
U.S. Guaranteed	8.4%
Transportation	7.5%
Other	13.5%

Credit Quality[2,3,4]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	8.5%
AA	21.6%
A	39.3%
BBB	17.3%
BB or Lower	4.5%
N/R	3.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from April 28, 2009.
2	Holdings are subject to change.
3	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
4	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	19

NQP

Nuveen Pennsylvania Investment Quality Municipal Fund

Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQP at Common Share NAV	(8.45)%	(6.46)%	9.66%	5.02%
NQP at Common Share Price	(15.03)%	(19.15)%	(10.71)%	4.18%
S&P Municipal Bond Pennsylvania Index	(3.10)%	(1.07)%	6.65%	4.63%
S&P Municipal Bond Index	(3.63)%	(1.69)%	6.63%	4.59%
Lipper Pennsylvania Municipal Debt Funds Classification Average	(8.29)%	(6.18)%	9.67%	4.79%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/General	24.7%
Health Care	18.4%
Education and Civic Organizations	14.9%
Transportation	8.8%
Water and Sewer	7.7%
Tax Obligation/Limited	5.7%
U.S. Guaranteed	5.2%
Other	14.6%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	6.5%
AA	42.0%
A	30.1%
BBB	13.5%
BB or Lower	2.6%
N/R	2.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

20	Nuveen Investments

NPY

Nuveen Pennsylvania Premium Income Municipal Fund 2

Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPY at Common Share NAV	(7.55)%	(5.51)%	10.15%	4.93%
NPY at Common Share Price	(13.79)%	(14.45)%	12.23%	4.18%
S&P Municipal Bond Pennsylvania Index	(3.10)%	(1.07)%	6.65%	4.63%
S&P Municipal Bond Index	(3.63)%	(1.69)%	6.63%	4.59%
Lipper Pennsylvania Municipal Debt Funds Classification Average	(8.29)%	(6.18)%	9.67%	4.79%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Health Care	20.7%
Education and Civic Organizations	19.0%
Tax Obligation/General	14.5%
Water and Sewer	9.6%
U.S. Guaranteed	8.0%
Transportation	7.3%
Tax Obligation/Limited	6.2%
Other	14.7%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	8.2%
AA	39.9%
A	28.3%
BBB	13.3%
BB or Lower	3.4%
N/R	4.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	21

NXM

Nuveen Pennsylvania Dividend Advantage Municipal Fund

Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NXM at Common Share NAV	(7.90)%	(5.95)%	9.54%	5.15%
NXM at Common Share Price	(13.24)%	(16.89)%	9.24%	4.11%
S&P Municipal Bond Pennsylvania Index	(3.10)%	(1.07)%	6.65%	4.63%
S&P Municipal Bond Index	(3.63)%	(1.69)%	6.63%	4.59%
Lipper Pennsylvania Municipal Debt Funds Classification Average	(8.29)%	(6.18)%	9.67%	4.79%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Health Care	18.6%
Education and Civic Organizations	16.9%
Tax Obligation/General	16.1%
Long-Term Care	10.1%
Tax Obligation/Limited	9.6%
Transportation	6.8%
Water and Sewer	6.2%
Utilities	4.1%
Other	11.6%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	4.2%
AA	43.7%
A	21.8%
BBB	17.6%
BB or Lower	3.1%
N/R	7.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

22	Nuveen Investments

NVY

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVY at Common Share NAV	(8.02)%	(5.93)%	8.77%	5.02%
NVY at Common Share Price	(13.51)%	(18.58)%	9.87%	4.12%
S&P Municipal Bond Pennsylvania Index	(3.10)%	(1.07)%	6.65%	4.63%
S&P Municipal Bond Index	(3.63)%	(1.69)%	6.63%	4.59%
Lipper Pennsylvania Municipal Debt Funds Classification Average	(8.29)%	(6.18)%	9.67%	4.79%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[1]
(as a % of total investments)
Tax Obligation/General	18.5%
Health Care	18.2%
Education and Civic Organizations	17.4%
Tax Obligation/Limited	15.4%
Transportation	7.9%
Long-Term Care	5.7%
Water and Sewer	5.5%
Other	11.4%

Credit Quality[1,2,3]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	2.2%
AA	39.0%
A	28.3%
BBB	18.1%
BB or Lower	3.1%
N/R	7.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Holdings are subject to change.
2	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	23

NPN

Nuveen Pennsylvania Municipal Value Fund

Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
NPN at Common Share NAV	(4.68)%	(3.05)%	6.70%
NPN at Common Share Price	(12.12)%	(9.55)%	3.00%
S&P Municipal Bond Pennsylvania Index	(3.10)%	(1.07)%	5.46%
S&P Municipal Bond Index	(3.63)%	(1.69)%	5.57%
Lipper Pennsylvania Municipal Debt Funds Classification Average	(8.29)%	(6.18)%	6.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Portfolio Composition[2]
(as a % of total investments)
Health Care	24.0%
Tax Obligation/Limited	16.8%
Education and Civic Organizations	15.2%
Water and Sewer	13.6%
Tax Obligation/General	9.3%
Transportation	5.1%
Housing/Multifamily	4.8%
Other	11.2%

Credit Quality[2,3,4]
(as a % of total investment exposure)
AAA/U.S. Guaranteed	2.2%
AA	33.7%
A	30.5%
BBB	24.3%
BB or Lower	1.0%
N/R	5.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1	Since inception returns are from April 28, 2009.
2	Holdings are subject to change.
3	Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
4	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

24	Nuveen Investments

NQJ

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Portfolio of Investments

October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.1% (100.0% of Total Investments)

	MUNICIPAL BONDS – 146.1% (100.0% of Total Investments)

	Consumer Discretionary – 0.3% (0.2% of Total Investments)

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$800	5.000%, 1/01/32	1/15 at 100.00	Caa1	$533,568
690	5.125%, 1/01/37	1/15 at 100.00	Caa1	458,629

1,490	Total Consumer Discretionary			992,197

	Consumer Staples – 4.9% (3.3% of Total Investments)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,035	4.500%, 6/01/23	6/17 at 100.00	B1	1,889,620
14,905	4.750%, 6/01/34	6/17 at 100.00	B2	10,849,946
2,150	5.000%, 6/01/41	6/17 at 100.00	B2	1,560,255

19,090	Total Consumer Staples			14,299,821

	Education and Civic Organizations – 13.0% (8.9% of Total Investments)

1,335	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A+	1,390,776

1,000	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,027,650

1,140	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.073%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	1,344,014

2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	1/14 at 100.00	BBB	2,000,180

500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	504,855

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	BBB	1,022,090

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
3,555	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A	3,690,054
2,295	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A	2,310,422
120	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/22 – NPFG Insured	7/14 at 100.00	AA–	122,873
1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A1	1,308,949
2,770	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	2,836,369
1,500	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.250%, 7/01/32	7/20 at 100.00	A2	1,587,090
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.641%, 7/01/19 (IF)	No Opt. Call	AAA	2,491,080
1,495	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H, 5.000%, 7/01/16 – FGIC Insured	7/14 at 100.00	A	1,535,335
750	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	772,823
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
430	5.000%, 7/01/32	7/21 at 100.00	BBB+	432,692
285	5.000%, 7/01/37	7/21 at 100.00	BBB+	281,090

Nuveen Investments	25

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$1,300	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/43	7/23 at 100.00	A	$1,334,008

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
200	5.000%, 7/01/18	No Opt. Call	AA	232,814
400	5.000%, 7/01/19	No Opt. Call	AA	468,084

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	2,108,620

675	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	713,279

450	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	466,263

875	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	939,908

3,370	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	3,397,263

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736:
445	11.867%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	342,134
1,000	11.731%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	710,040
290	12.296%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	199,694

950	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.917%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	1,189,666

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	165,918

1,045	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 17.993%, 5/01/21 (IF) (4)	No Opt. Call	AA–	1,268,160

36,600	Total Education and Civic Organizations			38,194,193

	Financials – 1.8% (1.2% of Total Investments)

5,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	5,176,350

	Health Care – 21.8% (14.9% of Total Investments)

3,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	3,114,074

1,000	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	1,003,000

2,090	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	2,092,759

2,620	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	2,709,525

1,175	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.351%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	1,332,685

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,023,400

2,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,954,340

510	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	549,148

	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
1,655	5.250%, 7/01/31	7/23 at 100.00	BBB	1,616,703
795	5.500%, 7/01/43	7/23 at 100.00	BBB	764,067

3,750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	3,827,100

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,265	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	$1,290,148

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	403,164

695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	695,382

615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	617,694

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
500	3.750%, 7/01/27	No Opt. Call	A3	468,090
2,575	5.000%, 7/01/31	7/22 at 100.00	A3	2,654,284
1,500	5.000%, 7/01/37	7/22 at 100.00	A3	1,503,555

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:

3,000	5.000%, 7/01/25	7/18 at 100.00	A	3,271,680

1,760	5.000%, 7/01/26	7/22 at 100.00	A	1,891,085

660	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	677,523

3,505	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	3,565,286

1,745	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	1,818,587

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
1,495	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	1,510,010
1,585	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,551,033

3,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	3,258,876

1,885	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	1,899,967

2,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,325,852

1,520	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	1,282,667

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
535	5.500%, 7/01/23	1/14 at 100.00	Ba2	535,155
3,300	5.500%, 7/01/33	1/14 at 100.00	Ba2	3,295,809

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
670	5.000%, 7/01/25	7/16 at 100.00	A2	688,204
4,410	5.000%, 7/01/36	7/16 at 100.00	A2	4,426,626
1,295	5.000%, 7/01/46	7/16 at 100.00	A2	1,293,873

3,275	Newark, New Jersey, GNMA Collateralized Healthcare Facility Revenue Bonds, New Community Urban Renewal Corporation, Series 2001A, 5.200%, 6/01/30	6/14 at 100.00	Aa1	3,291,015

63,345	Total Health Care			64,202,366

	Housing/Multifamily – 2.0% (1.4% of Total Investments)

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,830	5.750%, 6/01/31	6/20 at 100.00	Baa3	1,957,935
1,050	5.875%, 6/01/42	6/20 at 100.00	Baa3	1,109,084

2,743	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)	4/14 at 100.00	Aa2	2,746,111

5,623	Total Housing/Multifamily			5,813,130

Nuveen Investments	27

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 3.7% (2.5% of Total Investments)

$10,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.450%, 10/01/25	10/21 at 100.00	Aa1	$10,511,800

290	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	281,871

10,290	Total Housing/Single Family			10,793,671

	Long-Term Care – 3.4% (2.4% of Total Investments)

2,410	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	2,106,918

1,125	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	BBB–	1,133,944

2,575	New Jersey Economic Development Authority, GNMA Collateralized Mortgage Revenue Bonds, Victoria Health Corporation, Series 2001A, 5.200%, 12/20/36	12/14 at 100.00	Aa3	2,585,403

595	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	1/14 at 100.00	A–	596,559

1,100	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/15 at 100.00	A–	1,107,260

2,695	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	2,579,331

10,500	Total Long-Term Care			10,109,415

	Tax Obligation/General – 5.8% (4.0% of Total Investments)

690	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	606,917

4,300	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	4,714,692

930	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	1,035,183

670	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	537,420

1,400	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	1,604,792

2,210	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	2,289,361

2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	2,628,276

	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004:
1,690	5.000%, 9/01/16 – AMBAC Insured	9/14 at 100.00	A–	1,747,156
1,865	4.750%, 9/01/18 – AMBAC Insured	9/14 at 100.00	A–	1,928,727

16,270	Total Tax Obligation/General			17,092,524

	Tax Obligation/Limited – 36.4% (24.9% of Total Investments)

1,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	2,153,093

1,965	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	2,372,089

1,145	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,399,682

2,650	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	3,162,245

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,585	5.250%, 1/01/36	1/22 at 100.00	A	2,608,730
1,570	5.125%, 1/01/42	1/22 at 100.00	A	1,571,444

470	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	378,623

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,445	Lower Township Municipal Utilities Authority, Cape May County, New Jersey, Revenue Bonds, Series 2003D, 5.000%, 12/01/16 – FGIC Insured	12/13 at 100.00	Baa1	$1,448,945

5,700	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26	6/16 at 100.00	A+	6,236,598

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,050	5.000%, 6/15/19	No Opt. Call	BBB+	2,302,868
1,100	5.000%, 6/15/21	No Opt. Call	BBB+	1,216,787
4,550	5.000%, 6/15/25	6/22 at 100.00	BBB+	4,785,463
1,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	1,038,590
3,445	5.000%, 6/15/28	No Opt. Call	BBB+	3,480,862

4,675	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA–	4,861,579

5,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	5,164,350

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
205	5.125%, 6/15/27	6/17 at 100.00	Baa3	207,792
345	5.125%, 6/15/37	6/17 at 100.00	Baa3	341,484

3,895	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/28	1/14 at 100.00	A+	4,227,282

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,965	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	2,022,398
3,930	5.000%, 9/01/37	9/17 at 100.00	A+	4,044,795

1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA–	2,082,927

850	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	865,419

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
1,075	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	1,190,305
1,900	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	2,102,236

12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	4,949,280

4,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	5,161,634

4,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	4,814,250

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	3,569,800
15,355	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	5,152,984
15,310	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	4,758,195

2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	2,780,925

4,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	4,717,255

1,820	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	1,481,553

1,315	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	874,251

2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	1,741,280

2,810	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	2,102,161

1,850	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 18.238%, 3/01/34 (IF) (4)	No Opt. Call	AA+	2,328,688

Nuveen Investments	29

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$1,650	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	$1,671,879

136,425	Total Tax Obligation/Limited			107,370,721

	Transportation – 27.3% (18.7% of Total Investments)

2,250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A	2,338,290

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
2,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	A1	2,094,100
4,050	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	4,209,165
1,500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	1,549,215

	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A:
2,115	5.000%, 7/01/24	7/22 at 100.00	A2	2,395,111
650	4.000%, 7/01/26	7/22 at 100.00	A2	672,627

	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,032,580
3,300	5.000%, 1/01/40	1/20 at 100.00	A–	3,407,514

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
540	5.000%, 1/01/25	No Opt. Call	BBB–	557,604
1,350	5.000%, 1/01/26	No Opt. Call	BBB–	1,373,760

	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
240	5.000%, 9/01/28	9/22 at 100.00	A+	258,070
610	5.000%, 9/01/29	9/22 at 100.00	A+	650,772

3,000	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (6)	5/14 at 100.00	N/R	3,150,000

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
650	5.125%, 9/15/23 (Alternative Minimum Tax)	3/14 at 100.00	B	622,031
1,125	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	1,039,320

3,405	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A	3,654,246

105	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	118,278

1,265	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	1,434,927

4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	4,189,760

2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,591,511

1,500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.169%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	1,651,995

1,260	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	1,301,618

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
7,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	7,405,090
3,000	5.000%, 12/01/34	6/15 at 101.00	AA–	3,128,880

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.664%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	1,298,280

4,600	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	3,960,324

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	2,033,260

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
6,605	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	6,670,720
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	12,190,042

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012:
$2,000	5.000%, 11/01/20	No Opt. Call	A–	$2,307,180
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,155,860

77,630	Total Transportation			80,442,130

	U.S. Guaranteed – 17.1% (11.7% of Total Investments) (5)

	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A:
1,000	5.000%, 9/01/21 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA+ (5)	1,085,500
1,420	5.000%, 9/01/22 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	AA+ (5)	1,541,410

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,090	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA-(5)	1,163,335
2,525	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA-(5)	2,694,882

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
2,500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,587,300
5,750	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	5,950,790

1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A(5)	2,153,344

1,380	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/22 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A(5)	1,425,871

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
2,000	5.000%, 7/01/18 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1(5)	2,155,620
1,175	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1(5)	1,266,427

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
1,260	5.000%, 7/01/19 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+(5)	1,270,231
2,510	4.750%, 7/01/20 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+(5)	2,529,327
185	4.250%, 7/01/24 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+(5)	186,267

610	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (5)	631,801

	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C:
1,195	5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+(5)	1,233,730
1,875	5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+(5)	1,935,769

1,430	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA-(5)	1,477,533

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,885	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+(5)	3,132,937
4,455	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+(5)	4,837,863

1,690	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	2,036,467

3,890	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	4,187,702

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A(5)	62,236
170	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+(5)	192,367
55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+(5)	62,236
1,555	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	1,720,623

1,250	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	A(5)	1,260,650

1,625	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Project, Series 2005, 5.000%, 5/01/30 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa3(5)	1,739,953

47,460	Total U.S. Guaranteed			50,522,171

Nuveen Investments	31

NQJ	Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 1.1% (0.8% of Total Investments)

$395	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	$385,966

2,055	Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Bonds, Regional Sludge Project, Series 2003, 5.000%, 12/15/14 – FGIC Insured	12/13 at 100.00	AA+	2,067,166

1,000	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 4.750%, 6/15/32 (Alternative Minimum Tax)	No Opt. Call	Baa3	907,800

3,450	Total Utilities			3,360,932

	Water and Sewer – 7.5% (5.1% of Total Investments)

	Lacey Municipal Utilities Authority, Ocean County, New Jersey, Water Revenue Bonds, Series 2003B:
1,750	5.000%, 12/01/17 FGIC Insured	12/13 at 100.00	Baa1	1,757,700
1,835	5.000%, 12/01/18 FGIC Insured	12/13 at 100.00	Baa1	1,843,074
1,000	5.000%, 12/01/19 FGIC Insured	12/13 at 100.00	Baa1	1,004,400

	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
270	5.000%, 10/01/23	No Opt. Call	A	309,960
6,495	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	5,577,646

3,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	3,192,900

1,080	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	1,118,513

2,905	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.335%, 9/01/21 (IF) (4)	No Opt. Call	AAA	3,710,557

	North Hudson Sewerage Authority, New Jersey Gross Revenue Senior Lien Lease Certificates, Series 2012A:
1,650	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	1,787,742
1,725	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,758,689

21,710	Total Water and Sewer			22,061,181

$454,883	Total Long-Term Investments (cost $425,908,070)			430,430,802

	Variable Rate Demand Preferred Shares, at Liquidation Value – (49.0)% (7)			(144,300,000)

	Other Assets Less Liabilities – 2.9%			8,520,958

	Net Assets Applicable to Common Shares – 100%			$294,651,760

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

32	Nuveen Investments

NNJ

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Portfolio of Investments

October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.8% (100.0% of Total Investments)

	MUNICIPAL BONDS – 146.8% (100.0% of Total Investments)

	Consumer Discretionary – 0.3% (0.2% of Total Investments)

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$480	5.000%, 1/01/32	1/15 at 100.00	Caa1	$320,141
415	5.125%, 1/01/37	1/15 at 100.00	Caa1	275,842

895	Total Consumer Discretionary			595,983

	Consumer Staples – 4.3% (3.0% of Total Investments)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
530	4.500%, 6/01/23	6/17 at 100.00	B1	492,137
8,620	4.750%, 6/01/34	6/17 at 100.00	B2	6,274,842
1,345	5.000%, 6/01/41	6/17 at 100.00	B2	976,067

10,495	Total Consumer Staples			7,743,046

	Education and Civic Organizations – 13.7% (9.3% of Total Investments)

1,125	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,156,106

730	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.073%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	860,641

500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	1/14 at 100.00	BBB	500,045

300	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	302,913

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
2,090	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A	2,169,399
3,350	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A	3,372,512

100	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 – NPFG Insured	7/14 at 100.00	AA–	102,638

970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	993,241

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.375%, 7/01/41	7/20 at 100.00	A2	1,038,760

1,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.641%, 7/01/19 (IF)	No Opt. Call	AAA	1,662,796

	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H:
1,640	5.000%, 7/01/18 – FGIC Insured	7/14 at 100.00	A	1,688,478
1,040	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A	1,069,255

275	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	A	284,361

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	261,628
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	167,668

635	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/43	7/23 at 100.00	A	651,612

300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	351,063

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA–	2,108,620

Nuveen Investments	33

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$420	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	$443,818

270	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	279,758

350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	375,963

1,925	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,931,141

500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	492,390

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736:
250	11.731%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	177,510
560	12.296%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	385,616
250	12.942%, 12/01/26 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	164,730
550	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.974%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	688,754

630	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 17.993%, 5/01/21 (IF) (4)	No Opt. Call	AA–	764,537

23,525	Total Education and Civic Organizations			24,445,953

	Financials – 0.9% (0.6% of Total Investments)

1,500	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,552,905

	Health Care – 19.1% (13.0% of Total Investments)

2,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	2,009,080

25	Camden County Improvement Authority, New Jersey, Healthcare Revenue Bonds, Cooper Health System, Series 2005B, 5.250%, 2/15/27	2/15 at 100.00	BBB	25,036

620	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	621,860

690	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	690,911

1,375	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	1,421,984

695	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.351%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	788,269

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
1,150	6.000%, 7/01/26	7/21 at 100.00	BB+	1,194,206
1,000	6.250%, 7/01/35	7/21 at 100.00	BB+	1,023,400

300	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	323,028

	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
755	5.250%, 7/01/31	7/23 at 100.00	BBB	737,529
370	5.500%, 7/01/43	7/23 at 100.00	BBB	355,603

1,615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,648,204

240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	241,898

700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	700,385

375	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	376,643

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
$1,800	3.750%, 7/01/27	No Opt. Call	A3	$1,685,124
300	5.000%, 7/01/31	7/22 at 100.00	A3	309,237

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
220	5.000%, 7/01/26	7/22 at 100.00	A	236,386
2,500	5.000%, 7/01/27	7/22 at 100.00	A	2,646,700

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	410,620

2,100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	2,136,120

1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	1,208,917

1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,140,034

1,790	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	1,846,009

1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	1,169,210

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	1,516,860

500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	421,930

2,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	1/14 at 100.00	Ba2	2,007,447

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
1,250	5.000%, 7/01/36	7/16 at 100.00	A2	1,254,713
1,155	5.000%, 7/01/46	7/16 at 100.00	A2	1,153,995

2,650	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	12/13 at 100.00	A1	2,649,815

33,570	Total Health Care			33,951,153

	Housing/Multifamily – 3.3% (2.2% of Total Investments)

310	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Revenue Bonds, Mount Carmel Towers, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Aa1	314,790

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,100	5.750%, 6/01/31	6/20 at 100.00	Baa3	1,176,901
550	5.875%, 6/01/42	6/20 at 100.00	Baa3	580,949

	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,125	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA–	1,941,591
1,065	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA–	932,993
1,065	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA–	920,522

6,215	Total Housing/Multifamily			5,867,746

	Housing/Single Family – 2.6% (1.8% of Total Investments)

4,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	4,113,560

495	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	481,125

4,495	Total Housing/Single Family			4,594,685

Nuveen Investments	35

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 2.5% (1.7% of Total Investments)

$1,520	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	$1,328,845

750	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	BBB–	751,605

1,000	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.500%, 6/01/21	1/14 at 100.00	A–	1,001,410

1,455	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	1,392,551

4,725	Total Long-Term Care			4,474,411

	Tax Obligation/General – 6.2% (4.2% of Total Investments)

2,250	Freehold Regional High School District, Monmouth County, New Jersey, General Obligation Bonds, Refunding Series 2001, 5.000%, 3/01/17 – FGIC Insured	No Opt. Call	AA	2,562,548

2,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	2,741,100

555	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	617,771

1,475	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	1,527,967

1,485	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	Aa3	1,773,699

1,780	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004, 4.750%, 9/01/17 – AMBAC Insured	9/14 at 100.00	A–	1,840,823

10,045	Total Tax Obligation/General			11,063,908

	Tax Obligation/Limited – 38.2% (26.1% of Total Investments)

1,000	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	1,213,010

5,385	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/19 – AGM Insured	12/13 at 100.00	Aa2	5,416,555

1,155	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	1,394,281

3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AAA	1,892,040

1,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	1,222,430

1,225	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,461,793

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,835	5.250%, 1/01/36	1/22 at 100.00	A	1,851,845
1,185	5.125%, 1/01/42	1/22 at 100.00	A	1,186,090

640	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	515,571

3,450	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/25 New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:	6/16 at 100.00	A+	3,774,783
1,050	5.000%, 6/15/19	No Opt. Call	BBB+	1,179,518
1,200	5.000%, 6/15/26	6/22 at 100.00	BBB+	1,246,308
2,200	5.000%, 6/15/28	No Opt. Call	BBB+	2,222,902

3,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	3,305,184

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
$120	5.125%, 6/15/27	6/17 at 100.00	Baa3	$121,634
205	5.125%, 6/15/37	6/17 at 100.00	Baa3	202,911

3,600	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A+	4,176,828

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,155	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	1,188,738
2,310	5.000%, 9/01/37	9/17 at 100.00	A+	2,377,475

505	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	514,161

1,500	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured	No Opt. Call	A	1,737,495

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
400	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	442,904
715	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	791,105

12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	4,949,279

1,700	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	2,040,646

2,600	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	2,980,250

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
6,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	2,141,880
12,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	4,027,080
4,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,243,160

4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	4,449,480

800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	920,440

1,130	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	919,865

780	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	518,567

2,810	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+	2,102,161

1,125	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 18.238%, 3/01/34 (IF) (4)	No Opt. Call	AA+	1,416,094

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,013,260

87,980	Total Tax Obligation/Limited			68,157,723

	Transportation – 25.1% (17.1% of Total Investments)

3,000	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A	3,117,720

2,500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	2,582,025

1,600	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,650,960

Nuveen Investments	37

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$1,105	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 5.000%, 7/01/25	7/22 at 100.00	A2	$1,238,484

500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	516,290

1,095	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/25	No Opt. Call	BBB–	1,130,697

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
350	5.125%, 9/15/23 (Alternative Minimum Tax)	3/14 at 100.00	B	334,940
675	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	623,592

3,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A1	3,130,530

1,875	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A	2,012,250

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
225	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	253,454
370	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	416,790

2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	2,618,600

2,380	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	2,591,511

1,250	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.169%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	1,376,663

240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	247,927

2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	4/15 at 100.00	A2	2,805,550

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
4,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	4,231,480
3,000	5.000%, 12/01/34	6/15 at 101.00	AA–	3,128,880

585	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.664%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	759,494

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	1,016,630

8,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	8,079,599

790	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	913,129

42,790	Total Transportation			44,777,195

	U.S. Guaranteed – 23.2% (15.8% of Total Investments) (5)

2,075	Egg Harbor Township School District, Atlantic County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 4/01/27 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	N/R (5)	2,214,917

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,185	5.000%, 4/01/25 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA- (5)	1,264,727
2,755	5.000%, 4/01/35 (Pre-refunded 4/01/15) – AMBAC Insured	4/15 at 100.00	AA- (5)	2,940,356

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	517,460
1,600	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,653,376
2,540	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	2,628,697

1,435	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	1,719,661

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)

$595	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A (5)	$665,579

1,145	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A (5)	1,183,060

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
1,375	5.000%, 7/01/18 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	1,386,165
725	5.000%, 7/01/19 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	730,887
1,530	4.750%, 7/01/20 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	1,541,781

300	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	BBB+ (5)	310,722

400	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	412,964

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,615	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	2,839,733
3,000	5.000%, 9/15/28 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	3,257,820

1,270	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,530,363

2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/18 (Pre-refunded 12/15/15) – FGIC Insured	12/15 at 100.00	AA+ (5)	2,208,380

1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	1,194,948

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
125	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	141,446
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (5)	220,656
470	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	531,838
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	220,656
120	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	135,788
4,105	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	4,542,223
1,100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AA+ (5)	1,217,161

750	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	A (5)	756,390

2,125	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AA+ (5)	2,293,321

1,000	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004, 5.000%, 6/15/29 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	N/R (5)	1,029,740

38,340	Total U.S. Guaranteed			41,290,815

	Utilities – 0.1% (0.1% of Total Investments)

245	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	239,397

	Water and Sewer – 7.3% (4.9% of Total Investments)

250	Jersey City Sewer Authority, Hudson County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14 – AMBAC Insured	No Opt. Call	N/R	252,028

4,330	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C, 4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	3,718,431

1,250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	1,330,375

420	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	434,977

Nuveen Investments	39

NNJ	Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$1,780	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.335%, 9/01/21 (IF) (4)	No Opt. Call	AAA	$2,273,594

1,650	New Jersey Water Supply Authority, Water Supply Authority Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 – NPFG Insured	8/15 at 100.00	AA	1,717,518

	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
1,000	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	1,083,480
1,100	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	1,121,483

915	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	A1	993,809

12,695	Total Water and Sewer			12,925,695

$277,515	Total Long-Term Investments (cost $257,250,911)			261,680,615

	Variable Rate Demand Preferred Shares, at Liquidation Value – (49.7)% (6)			(88,600,000)

	Other Assets Less Liabilities – 2.9%			5,123,912

	Net Assets Applicable to Common Shares – 100%			$178,204,527

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Services, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.9%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

40	Nuveen Investments

NXJ

Nuveen New Jersey Dividend Advantage Municipal Fund

Portfolio of Investments

October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.8% (100.0% of Total Investments)

	MUNICIPAL BONDS – 144.8% (100.0% of Total Investments

	Consumer Discretionary – 0.3% (0.2% of Total Investments)

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$260	5.000%, 1/01/32	1/15 at 100.00	Caa1	$173,410
230	5.125%, 1/01/37	1/15 at 100.00	Caa1	152,876

490	Total Consumer Discretionary			326,286

	Consumer Staples – 5.1% (3.6% of Total Investments)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
630	4.500%, 6/01/23	6/17 at 100.00	B1	584,993
5,075	4.750%, 6/01/34	6/17 at 100.00	B2	3,694,296
835	5.000%, 6/01/41	6/17 at 100.00	B2	605,960

6,540	Total Consumer Staples			4,885,249

	Education and Civic Organizations – 9.9% (6.8% of Total Investments)

375	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.073%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	442,110

250	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	252,428

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,115	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A	1,157,359
735	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A	739,939

60	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – NPFG Insured	7/14 at 100.00	AA–	61,477

970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AA–	993,241

665	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.641%, 7/01/19 (IF)	No Opt. Call	AAA	828,284

300	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	309,129

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
260	5.000%, 7/01/32	7/21 at 100.00	BBB+	261,628
170	5.000%, 7/01/37	7/21 at 100.00	BBB+	167,668

390	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	407,304

250	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	264,178

135	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	139,879

350	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	375,963

1,185	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,194,587

560	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736, 11.867%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	430,550

300	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.917%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	375,684

Nuveen Investments	41

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	$186,775

75	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	62,219

500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/13 at 100.00	BBB–	394,775

315	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 17.993%, 5/01/21 (IF) (4)	No Opt. Call	AA–	382,268

9,210	Total Education and Civic Organizations			9,427,445

	Financials – 1.9% (1.3% of Total Investments)

850	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	1/14 at 100.00	N/R	794,011

250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	1/14 at 100.00	Baa3	252,175

750	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	776,453

1,850	Total Financials			1,822,639

	Health Care – 16.3% (11.2% of Total Investments)

310	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	310,930

710	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	734,261

370	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.351%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	419,654

850	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	882,674

180	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	193,817

	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
420	5.250%, 7/01/31	7/23 at 100.00	BBB	410,281
225	5.500%, 7/01/43	7/23 at 100.00	BBB	216,245

865	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	882,784

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,529,820

130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	131,028

440	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	440,242

180	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	180,788

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
1,040	3.750%, 7/01/27	No Opt. Call	A3	973,627
500	5.000%, 7/01/31	7/22 at 100.00	A3	515,395

240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	246,372

1,240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	1,261,328

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	$126,255

1,555	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	1,603,656

445	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB+	448,533

700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	707,868

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	1/14 at 100.00	Ba2	1,997,460

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
665	5.000%, 7/01/36	7/16 at 100.00	A2	667,507
615	5.000%, 7/01/46	7/16 at 100.00	A2	614,465

15,305	Total Health Care			15,494,990

	Housing/Multifamily – 1.0% (0.7% of Total Investments)

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
560	5.750%, 6/01/31	6/20 at 100.00	Baa3	599,150
300	5.875%, 6/01/42	6/20 at 100.00	Baa3	316,881

860	Total Housing/Multifamily			916,031

	Housing/Single Family – 5.4% (3.7% of Total Investments)

5,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	5,141,950

	Industrials – 0.7% (0.5% of Total Investments)

670	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999A, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	672,345

	Long-Term Care – 3.0% (2.1% of Total Investments)

620	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	542,029

250	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	BBB–	250,535

	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	6.000%, 6/01/25	12/13 at 100.00	A–	1,001,330
335	5.500%, 6/01/31	12/13 at 100.00	A–	335,241

290	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	277,553

500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	1/14 at 100.00	BBB–	482,930

2,995	Total Long-Term Care			2,889,618

	Tax Obligation/General – 3.8% (2.7% of Total Investments)

1,000	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	1,096,440

1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,169,619

300	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	333,930

250	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	286,570

Nuveen Investments	43

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	$766,573

3,390	Total Tax Obligation/General			3,653,132

	Tax Obligation/Limited – 36.8% (25.4% of Total Investments)

600	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	727,806

1,745	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	AA	1,751,910

1,000	Camden County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	Aa2	1,074,270

1,100	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	1,168,123

620	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	748,445

3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Refunding Series 2012A, 5.000%, 11/01/20	No Opt. Call	AAA	3,603,510

500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	611,215

715	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	853,210

1,785	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	A+	1,906,451

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
600	5.000%, 6/15/19	No Opt. Call	BBB+	674,010
360	5.000%, 6/15/21	No Opt. Call	BBB+	398,221
400	5.000%, 6/15/25	6/22 at 100.00	BBB+	420,700
600	5.000%, 6/15/26	6/22 at 100.00	BBB+	623,154
200	5.000%, 6/15/28	No Opt. Call	BBB+	202,082

1,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	1,239,444

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
65	5.125%, 6/15/27	6/17 at 100.00	Baa3	65,885
115	5.125%, 6/15/37	6/17 at 100.00	Baa3	113,828

1,105	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/28	1/14 at 100.00	A+	1,199,268

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
615	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	632,964
1,235	5.000%, 9/01/37	9/17 at 100.00	A+	1,271,074

470	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA–	508,559

250	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	254,535

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
350	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	387,541
610	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	674,928

6,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	2,474,640

1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	1,560,494

1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,490,125

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
$3,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	$1,070,940
3,500	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,174,565
6,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,864,740

1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	1,112,370

800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	920,440

915	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa3	744,847

405	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	269,256

575	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 18.238%, 3/01/34 (IF) (4)	No Opt. Call	AA+	723,781

550	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	557,293

44,585	Total Tax Obligation/Limited			35,074,624

	Transportation – 22.5% (15.5% of Total Investments)

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	A1	1,047,050
1,000	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	1,039,300
500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	516,405

325	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/27	7/22 at 100.00	A2	331,676

500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	516,290

1,260	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB–	1,265,431

300	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	A+	315,282

900	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/13 at 100.00	B	899,973

1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A1	1,043,510

1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A	1,073,200

35	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	39,426

300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	340,299

1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	1,047,440

1,660	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,807,524

375	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.169%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	412,999

240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	247,927

1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/34	6/15 at 101.00	AA–	1,564,440

310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.664%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	402,467

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	860,940

500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	508,315

Nuveen Investments	45

NXJ	Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	$5,049,750

950	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	1,098,067

20,655	Total Transportation			21,427,711

	U.S. Guaranteed – 27.2% (18.8% of Total Investments) (5)

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
600	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	620,952
1,200	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,241,904

385	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A (5)	430,669

690	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A (5)	712,936

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
700	5.000%, 7/01/17 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	754,467
1,000	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,077,810
520	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	560,461

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	1,008,120

625	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	645,256

	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
25	6.500%, 12/01/19 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	31,756
100	6.500%, 12/01/20 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	127,023
5	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	6,518

630	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA- (5)	650,941

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
925	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	1,004,495
1,400	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	1,520,316

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,018,233

1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	1,377,958

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (5)	16,974
125	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	141,446
25	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	28,289
435	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	481,332

375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	A (5)	378,195

15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	Baa1 (5)	11,983,275

20	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004, 5.250%, 6/15/21 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	N/R (5)	20,626

45	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004, 5.000%, 6/15/36 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	N/R (5)	46,338

28,810	Total U.S. Guaranteed			25,886,290

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 2.5% (1.7% of Total Investments)

$1,510	Industrial Pollution Control Financing Authority of Cape May County, New Jersey, Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	A	$1,861,090

530	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	483,100

2,040	Total Utilities			2,344,190

	Water and Sewer – 8.4% (5.8% of Total Investments)

225	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	227,498

	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
670	5.000%, 10/01/23	No Opt. Call	A	769,160
2,730	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	2,344,415

250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	266,075

320	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	331,411

1,680	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31	9/21 at 100.00	AAA	1,510,018

925	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.335%, 9/01/21 (IF) (4)	No Opt. Call	AAA	1,181,503

	North Hudson Sewerage Authority, New Jersey Gross Revenue Senior Lien Lease Certificates, Series 2012A:
670	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	725,932
640	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	652,499

8,110	Total Water and Sewer			8,008,511

$150,510	Total Long-Term Investments (cost $134,868,392)			137,971,011

	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.2)% (6)			(45,000,000)

	Other Assets Less Liabilities – 2.4%			2,331,299

	Net Assets Applicable to Common Shares – 100%			$95,302,310

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Services, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.6%
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	47

NUJ

Nuveen New Jersey Dividend Advantage Municipal Fund 2

Portfolio of Investments

October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.9% (100.0% of Total Investments)

	MUNICIPAL BONDS – 151.9% (100.0% of Total Investments)

	Consumer Discretionary – 0.4% (0.2% of Total Investments)

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$180	5.000%, 1/01/32	1/15 at 100.00	Caa1	$120,053
150	5.125%, 1/01/37	1/15 at 100.00	Caa1	99,702

330	Total Consumer Discretionary			219,755

	Consumer Staples – 5.4% (3.5% of Total Investments)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
425	4.500%, 6/01/23	6/17 at 100.00	B1	394,638
3,625	4.750%, 6/01/34	6/17 at 100.00	B2	2,638,782
535	5.000%, 6/01/41	6/17 at 100.00	B2	388,250

4,585	Total Consumer Staples			3,421,670

	Education and Civic Organizations – 12.7% (8.4% of Total Investments)

425	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A+	442,757

210	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.073%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	247,582

200	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	BBB	201,942

	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
790	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A	820,012
495	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A	498,326

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2007E, 5.000%, 7/01/33	No Opt. Call	AAA	1,093,290

335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 3922, 13.641%, 7/01/19 (IF)	No Opt. Call	AAA	417,256

275	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2012B, 5.000%, 7/01/37	7/22 at 100.00	A	284,361

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
170	5.000%, 7/01/32	7/21 at 100.00	BBB+	171,064
115	5.000%, 7/01/37	7/21 at 100.00	BBB+	113,422

285	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	297,645

25	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.000%, 12/01/17	No Opt. Call	N/R	29,217

300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A, 5.000%, 7/01/19	No Opt. Call	AA	351,063

170	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	179,641

105	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	108,795

175	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	187,982

1,100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,108,899

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$395	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736, 11.867%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	$303,692

200	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.917%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	250,456

575	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A+	594,159

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System Project, Refunding Series 2012, 5.125%, 4/01/32	4/22 at 100.00	BBB–	149,420

75	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Inter-American University of Puerto Rico Project, Refunding Series 2012, 5.000%, 10/01/31	10/22 at 100.00	A–	62,219

180	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 17.993%, 5/01/21 (IF) (4)	No Opt. Call	AA–	218,439

7,800	Total Education and Civic Organizations			8,131,639

	Financials – 5.2% (3.4% of Total Investments)

600	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	1/14 at 100.00	N/R	560,478

1,250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	1/14 at 100.00	Baa3	1,260,875

1,450	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,501,142

3,300	Total Financials			3,322,495

	Health Care – 25.6% (16.9% of Total Investments)

1,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	1,004,540

220	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	220,660

400	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A+	413,668

260	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 18.351%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA–	294,892

500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	511,700

150	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	No Opt. Call	BBB+	161,514

	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
295	5.250%, 7/01/31	7/23 at 100.00	BBB	288,174
170	5.500%, 7/01/43	7/23 at 100.00	BBB	163,385

610	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	622,542

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	A3	1,019,880

90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	BBB	90,712

170	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A	170,745

800	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012, 3.750%, 7/01/27	No Opt. Call	A3	748,944

1,020	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/26	7/22 at 100.00	A	1,095,970

Nuveen Investments	49

NUJ	Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$150	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A	$153,983

935	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	951,082

755	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	786,838

135	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	132,107

1,165	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	1,201,453

500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	505,620

325	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	274,255

1,520	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	1/14 at 100.00	Ba2	1,518,070

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006:
2,455	5.000%, 7/01/36	7/16 at 100.00	A2	2,464,254
435	5.000%, 7/01/46	7/16 at 100.00	A2	434,622

1,100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	12/13 at 100.00	A1	1,099,923

16,160	Total Health Care			16,329,533

	Housing/Multifamily – 2.7% (1.8% of Total Investments)

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
380	5.750%, 6/01/31	6/20 at 100.00	Baa3	406,566
200	5.875%, 6/01/42	6/20 at 100.00	Baa3	211,254

	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
625	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA–	571,056
310	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA–	271,576
310	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA–	267,945

1,825	Total Housing/Multifamily			1,728,397

	Housing/Single Family – 1.9% (1.2% of Total Investments)

1,000	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.650%, 10/01/29	4/21 at 100.00	Aa1	1,028,390

185	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	179,814

1,185	Total Housing/Single Family			1,208,204

	Industrials – 1.1% (0.7% of Total Investments)

670	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999A, 2.125%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	672,345

	Long-Term Care – 10.2% (6.7% of Total Investments)

705	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	616,339

	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	5.500%, 6/01/21	1/14 at 100.00	A–	1,001,410
4,000	5.500%, 6/01/31	12/13 at 100.00	A–	4,002,876

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)

$430	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	$411,544

520	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	1/14 at 100.00	BBB–	502,247

6,655	Total Long-Term Care			6,534,416

	Tax Obligation/General – 4.4% (2.9% of Total Investments)

700	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	767,508

190	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	211,489

330	Monroe Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2003, 3.000%, 1/15/33	1/22 at 100.00	AA	264,700

740	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	766,573

635	West Deptford, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – AGM Insured	7/17 at 100.00	AA–	689,235

100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds,, 5.000%, 7/15/19	No Opt. Call	AA–	117,047

2,695	Total Tax Obligation/General			2,816,552

	Tax Obligation/Limited – 41.3% (27.2% of Total Investments)

400	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	485,204

1,000	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	AA	1,003,960

750	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	796,448

435	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	525,119

500	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	611,215

530	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	632,449

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
670	5.250%, 1/01/36	1/22 at 100.00	A	676,151
265	5.125%, 1/01/42	1/22 at 100.00	A	265,244

500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	A	522,810

1,305	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26	6/16 at 100.00	A+	1,427,853

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
700	5.000%, 6/15/19	No Opt. Call	BBB+	786,345
250	5.000%, 6/15/21	No Opt. Call	BBB+	276,543
1,100	5.000%, 6/15/25	6/22 at 100.00	BBB+	1,156,925
680	5.000%, 6/15/26	6/22 at 100.00	BBB+	706,241
500	5.000%, 6/15/28	No Opt. Call	BBB+	505,205
395	5.000%, 6/15/29	No Opt. Call	BBB+	395,253

	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
50	5.125%, 6/15/27	6/17 at 100.00	Baa3	50,681
75	5.125%, 6/15/37	6/17 at 100.00	Baa3	74,236

1,400	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/22	No Opt. Call	A+	1,624,322

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
435	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	447,706
870	5.000%, 9/01/37	9/17 at 100.00	A+	895,413

Nuveen Investments	51

NUJ	Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$200	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	$203,628

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
295	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	A1	326,642
525	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	A1	580,881

4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A+	1,649,760

800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	960,304

900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,031,625

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
2,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	713,960
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA–	1,342,360
5,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA–	1,553,950

1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	1,495,715

	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
865	5.000%, 5/01/21	No Opt. Call	Aa3	983,332
695	3.500%, 5/01/35	5/22 at 100.00	Aa3	565,758

290	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	BBB+	192,801

425	Union County Improvement Authority, New Jersey, Lease Revenue Refunding Bonds, City of Plainfield – Park Madison Redevelopment Project, Tender Option Trust 1145, 18.238%, 3/01/34 (IF) (4)	No Opt. Call	AA+	534,969

350	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	354,641

34,455	Total Tax Obligation/Limited			26,355,649

	Transportation – 19.6% (12.9% of Total Investments)

300	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A	311,772

500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	516,405

800	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	825,480

300	Delaware River Joint Toll Bridge Commission, Pennsylvania, Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/27	7/22 at 100.00	A2	306,162

700	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	722,806

660	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB–	662,845

	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
225	5.000%, 9/01/28	9/22 at 100.00	A+	241,940
250	3.625%, 9/01/34	9/22 at 100.00	A+	215,820

600	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/13 at 100.00	B	599,982

1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	A1	1,043,510

765	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A	820,998

30	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A3	33,794

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA–	$1,701,495

1,200	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	1,306,644

500	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.169%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	550,665

360	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	371,891

1,100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	947,034

500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	508,315

50	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/13 at 100.00	A	50,498

650	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/22	No Opt. Call	A–	751,309

11,990	Total Transportation			12,489,365

	U.S. Guaranteed – 12.2% (8.1% of Total Investments) (5)

95	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 (ETM)	No Opt. Call	Aaa	107,419

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
500	5.750%, 6/15/29 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	517,460
400	5.500%, 6/15/31 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	413,344
700	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	724,444

175	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A (5)	195,759

575	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 (Pre-refunded 1/01/14) – AMBAC Insured	1/14 at 100.00	A+ (5)	579,669

500	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – FGIC Insured	7/14 at 100.00	AA- (5)	516,620

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
655	5.000%, 9/15/18 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	711,291
985	5.000%, 9/15/24 (Pre-refunded 9/15/15) – AMBAC Insured	9/15 at 100.00	A+ (5)	1,069,651

665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – AGM Insured	6/15 at 100.00	AA+ (5)	715,892

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3 (5)	16,974
185	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	209,340
1,590	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (5)	1,759,350
20	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	22,130

250	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	A (5)	252,130

7,310	Total U.S. Guaranteed			7,811,473

	Utilities – 1.0% (0.7% of Total Investments)

695	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A, 5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	633,499

	Water and Sewer – 8.2% (5.4% of Total Investments)

150	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	151,665

	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
520	5.000%, 10/01/23	No Opt. Call	A	596,960
2,115	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A	1,816,276

Nuveen Investments	53

NUJ	Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$500	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A1	$532,150

220	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A1	227,845

660	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 4729, 7.335%, 9/01/21 (IF) (4)	No Opt. Call	AAA	843,018

	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
500	5.000%, 6/01/27 – NPFG Insured	6/22 at 100.00	A	541,740
535	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	545,449

5,200	Total Water and Sewer			5,255,103

$104,855	Total Long-Term Investments (cost $97,057,657)			96,930,095

	MuniFund Term Preferred Shares, at Liquidation Value – (54.9)% (6)			(35,050,000)

	Other Assets Less Liabilities – 3.0%			1,944,103

	Net Assets Applicable to Common Shares – 100%			$63,824,198

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Services, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.2%
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

54	Nuveen Investments

NJV

Nuveen New Jersey Municipal Value Fund

Portfolio of Investments

October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.9% (100.0% of Total Investments)

	MUNICIPAL BONDS – 100.9% (100.0% of Total Investments

	Consumer Staples – 4.9% (4.9% of Total Investments)

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$150	4.750%, 6/01/34	6/17 at 100.00	B2	$109,191
1,520	5.000%, 6/01/41	6/17 at 100.00	B2	1,103,064

1,670	Total Consumer Staples			1,212,255

	Education and Civic Organizations – 10.7% (10.6% of Total Investments)

110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds Rowan University School of Osteopathic Medicine Project, Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A+	114,596

45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond Trust 3359, 18.073%, 12/15/36 (IF) (4)	6/23 at 100.00	AA–	53,053

900	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	956,097

	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
50	5.000%, 7/01/32	7/21 at 100.00	BBB+	50,313
30	5.000%, 7/01/37	7/21 at 100.00	BBB+	29,588

75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A	78,328

1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,063,070

30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	31,084

100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	98,478

100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 4736, 11.867%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	76,884

60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond Trust 3339, 17.993%, 5/01/21 (IF) (4)	No Opt. Call	AA–	72,813

2,500	Total Education and Civic Organizations			2,624,304

	Health Care – 23.4% (23.2% of Total Investments)

100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB	100,454

500	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/25	2/15 at 100.00	BBB	500,660

105	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	108,835

2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB) (4)	7/19 at 100.00	AA–	2,067,100

100	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	BBB	97,686

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A	1,000,550

100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA–	101,720

90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	93,795

Nuveen Investments	55

NJV	Nuveen New Jersey Municipal Value Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37	7/21 at 100.00	BBB+	$72,190

750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	826,853

100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke’s Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A3	84,386

705	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Refunding Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	707,658

5,620	Total Health Care			5,761,887

	Housing/Multifamily – 4.5% (4.4% of Total Investments)

	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	106,991
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	52,814

1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	935,650

1,150	Total Housing/Multifamily			1,095,455

	Housing/Single Family – 1.6% (1.6% of Total Investments)

385	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.500%, 10/01/29	10/21 at 100.00	Aa1	396,989

	Long-Term Care – 1.1% (1.1% of Total Investments)

160	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	139,878

140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	133,991

300	Total Long-Term Care			273,869

	Tax Obligation/General – 9.3% (9.2% of Total Investments)

100	Bloomfield Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Series 2011, 3.000%, 9/01/16	No Opt. Call	AA–	106,063

50	East Brunswick Township Board of Education, New Jersey, General Obligation Bonds, Series 2005, 4.250%, 11/01/13 – AGM Insured	No Opt. Call	Aa2	50,000

10	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 2001, 5.375%, 10/01/16 – AGM Insured	No Opt. Call	AA–	11,419

255	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011, 5.000%, 11/01/14 – AGM Insured	No Opt. Call	AA–	266,610

50	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	51,891

150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2006, 5.000%, 12/01/15 – AMBAC Insured	No Opt. Call	N/R	159,861

150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	166,547

500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 – AGC Insured	12/19 at 100.00	A3	573,140

30	North Bergen Township, New Jersey, General Obligation Bonds, General Improvement Series 2009, 4.000%, 2/01/17	No Opt. Call	AA–	33,051

75	Passaic County, New Jersey, General Obligation Bonds, Refunding Series 2009, 3.000%, 9/01/14 – AGC Insured	No Opt. Call	Aa3	76,647

50	Passaic County, New Jersey, General Obligation Bonds, Series 2004, 3.500%, 3/15/15 – NPFG Insured	No Opt. Call	Aa3	52,090

75	Peapack-Gladstone, New Jersey, General Obligation Bonds, General Improvements Series 2009, 3.000%, 12/01/14	No Opt. Call	Aa2	77,080

100	Swedesboro Woolwich Consolidated School District, Gloucester County, New Jersey, General Obligation Bonds, Series 2006, 4.500%, 1/15/14 – AGM Insured	No Opt. Call	Aa3	100,800

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$25	Swedesboro Woolwich Consolidated School District, Gloucester County, New Jersey, General Obligation Bonds, Series 2007, 4.000%, 2/15/15 – AGM Insured	No Opt. Call	Aa3	$26,173

150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Refunding Bonds, Covantan Union Inc. Lessee, Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	155,387

170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	AA+	177,657

100	Upper Freehold Township, New Jersey, General Obligation Bonds, Series 2012, 3.000%, 12/15/14	No Opt. Call	AA	102,699

100	Winslow Township, New Jersey, General Obligation Bonds, Refunding Series 2007, 5.000%, 10/01/14 – AGM Insured	No Opt. Call	A1	103,898

2,140	Total Tax Obligation/General			2,291,013

	Tax Obligation/Limited – 27.9% (27.6% of Total Investments)

25	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	Aa2	25,143

200	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AAA	244,486

630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	659,868

25	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 4.000%, 12/01/13 – AGM Insured	No Opt. Call	AA–	25,070

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
100	5.000%, 6/15/14	No Opt. Call	BBB+	102,612
150	5.000%, 6/15/25	6/22 at 100.00	BBB+	157,763
400	5.000%, 6/15/28	No Opt. Call	BBB+	404,164

700	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	712,698

2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A+	2,235,440

5,380	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A+	1,211,307

105	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	103,861

1,000	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes,Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	977,230

10,715	Total Tax Obligation/Limited			6,859,642

	Transportation – 7.6% (7.5% of Total Investments)

250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A	259,810

250	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	No Opt. Call	BBB–	251,078

500	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (5)	5/14 at 100.00	N/R	525,000

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
20	6.500%, 1/01/16	No Opt. Call	A3	22,529
5	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	5,632

765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	804,092

1,790	Total Transportation			1,868,141

Nuveen Investments	57

NJV	Nuveen New Jersey Municipal Value Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 8.4% (8.4% of Total Investments) (6)

$50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	$56,537

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
25	5.750%, 6/15/29 (Pre-refunded 6/15/14) – AGC Insured	6/14 at 100.00	Aaa	25,873
1,000	5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	1,034,920

50	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2007-T3, 5.000%, 9/01/20 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	AA– (6)	52,018

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
15	6.500%, 1/01/16 (ETM)	No Opt. Call	A3(6)	16,974
70	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	79,210
415	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+ (6)	459,202
110	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (6)	121,712

220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (6)	224,220

1,955	Total U.S. Guaranteed			2,070,666

	Utilities – 1.5% (1.5% of Total Investments)

300	Industrial Pollution Control Financing Authority of Cape May County, New Jersey, Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	A	369,753

$28,525	Total Long-Term Investments (cost $22,894,381)			24,823,974

	Floating Rate Obligations – (6.1)%			(1,500,000)

	Other Assets Less Liabilities – 5.2%			1,281,838

	Net Assets Applicable to Common Shares – 100%			$24,605,812

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

58	Nuveen Investments

NQP

Nuveen Pennsylvania Investment Quality Municipal Fund

Portfolio of Investments

October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS 155.5% (100.0% of Total Investments)

	MUNICIPAL BONDS – 155.5% (100.0% of Total Investments

	Consumer Staples – 0.5% (0.3% of Total Investments)

$1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,101,290

	Education and Civic Organizations – 23.2% (14.9% of Total Investments)

200	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	209,292

1,095	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	1,267,922

1,235	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	1,168,792

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
1,710	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	1,887,908
840	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	922,354

	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
790	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	767,256
250	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	238,135

	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
815	0.000%, 11/01/15 – AMBAC Insured	No Opt. Call	N/R	782,490
815	0.000%, 11/01/16 – AMBAC Insured	No Opt. Call	N/R	756,336
815	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	731,650
815	0.000%, 11/01/18 – AMBAC Insured	No Opt. Call	N/R	701,438
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	667,102

1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,030,516

1,515	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB	1,442,204

900	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	921,087

355	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	347,999

620	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	624,873

2,175	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Refunding Series 2012AN, 5.000%, 6/15/21	No Opt. Call	AA	2,555,756

4,600	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	4,787,220

1,900	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A–	1,906,213

1,435	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	1,442,720

Nuveen Investments	59

NOP	Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$2,650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	$2,678,488

750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	779,183

3,870	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	4,253,246

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	1,027,230

300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	305,124

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	2,072,980

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
285	4.000%, 11/01/39	11/22 at 100.00	A3	250,107
910	5.000%, 11/01/42	11/22 at 100.00	A3	920,520

615	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38 (WI/DD, Settling 11/07/13)	No Opt. Call	A–	608,795

785	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	833,843

6,500	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29 (UB)	9/15 at 100.00	AA	6,865,820

600	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	626,280

1,800	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	1,794,096

3,650	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	3,906,194

600	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	610,272

51,995	Total Education and Civic Organizations			53,691,441

	Health Care – 28.5% (18.4% of Total Investments)

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
1,150	5.000%, 4/01/25	4/15 at 100.00	Ba3	1,019,211
1,555	5.125%, 4/01/35	4/15 at 100.00	Ba3	1,266,345

3,360	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/26	5/21 at 100.00	AA–	3,575,107

1,400	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	AA	1,256,304

890	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	910,737

2,460	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	2,804,179

1,595	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	1,604,682

1,400	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	1,367,674

500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	504,355

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,300	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	$1,338,090

280	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	282,066

3,335	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	3,371,952

1,190	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.640%, 1/01/36 (IF)	1/22 at 100.00	AA–	1,223,106

1,890	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	2,003,891

	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
250	5.800%, 11/15/22	11/13 at 100.00	B+	250,013
2,800	5.900%, 11/15/28	11/13 at 100.00	B+	2,668,568

3,280	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	3,313,062

1,620	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	1,316,056

5,345	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA–	5,666,448

1,700	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	1,490,186

	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
3,000	5.500%, 7/01/28	7/19 at 100.00	A–	3,093,150
1,000	5.750%, 7/01/39	7/19 at 100.00	A–	1,020,960

	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
290	4.000%, 1/01/25	1/22 at 100.00	A	288,051
1,240	5.000%, 1/01/41	1/22 at 100.00	A	1,184,088

710	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	701,409

1,600	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	1,648,912

215	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	227,113

1,000	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	1,013,120

1,790	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	1,950,205

1,860	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center Health System, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa3	1,868,370

1,240	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	1,257,521

1,795	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,802,916

1,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.630%, 7/01/19 (IF)	No Opt. Call	AA	1,231,522

Nuveen Investments	61

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,800	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	$1,526,580

640	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	Aa2	643,002

1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29	7/20 at 100.00	BBB+	1,662,277

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
525	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	527,105
370	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	370,019

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,635	6.875%, 8/01/31	8/21 at 100.00	BBB+	1,851,687
1,365	7.000%, 8/01/41	8/21 at 100.00	BBB+	1,538,014

	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
125	6.250%, 1/01/31	1/21 at 100.00	BBB+	134,188
1,875	6.500%, 1/01/36	1/21 at 100.00	BBB+	2,020,856

1,280	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.625%, 1/01/32	1/22 at 100.00	BBB+	1,306,765

65,433	Total Health Care			66,099,862

	Housing/Multifamily – 4.5% (2.9% of Total Investments)

200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	196,714

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	1,045,730
400	5.000%, 7/01/32	7/22 at 100.00	BBB+	402,772

140	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	127,331

5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB	4,800,700

3,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	3,197,403

800	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	736,560

10,840	Total Housing/Multifamily			10,507,210

	Housing/Single Family – 3.8% (2.4% of Total Investments)

1,215	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96B, 3.950%, 4/01/16	No Opt. Call	AA+	1,281,667

1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,364,051

1,125	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,131,334

275	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	284,281

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
1,875	3.300%, 10/01/32	No Opt. Call	AA+	1,550,456
815	3.650%, 10/01/37	No Opt. Call	AA+	673,394
1,105	3.700%, 10/01/42	No Opt. Call	AA+	900,807

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
$1,000	12.692%, 4/01/27 (IF)	4/21 at 100.00	AA+	$1,045,130
300	10.796%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	167,988

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.719%, 4/01/29 (Alternative Minimum Tax) (IF) (4)	10/22 at 100.00	AA+	328,687

9,590	Total Housing/Single Family			8,727,795

	Industrials – 1.6% (1.0% of Total Investments)

	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
1,275	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,410,992
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,921,420

350	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	A–	349,857

3,625	Total Industrials			3,682,269

	Long-Term Care – 4.2% (2.7% of Total Investments)

1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,584,390

1,330	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	1,293,438

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	1,035,890

	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,550	5.000%, 11/01/26	11/16 at 100.00	A	1,581,543
415	5.000%, 11/01/36	11/16 at 100.00	A	415,286

220	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	197,987

1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Woods Services Project, Series 2013, 4.000%, 11/15/38	11/18 at 100.00	A–	1,239,495

900	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	909,882

1,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/26 – AMBAC Insured	1/14 at 100.00	Baa1	1,500,735

9,915	Total Long-Term Care			9,758,646

	Materials – 1.3% (0.8% of Total Investments)

1,260	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,282,567

1,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	5/14 at 100.00	N/R	1,705,935

3,010	Total Materials			2,988,502

	Tax Obligation/General – 38.3% (24.7% of Total Investments)

3,430	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	3,649,554

	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
1,260	5.250%, 12/01/32	12/23 at 100.00	A+	1,318,187
1,000	5.250%, 12/01/33	12/23 at 100.00	A+	1,041,280

3,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	3,345,450

Nuveen Investments	63

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
$310	4.000%, 7/01/24	7/20 at 100.00	AA	$328,213
1,430	4.000%, 7/01/25	7/20 at 100.00	AA	1,499,484
915	4.000%, 7/01/26	7/20 at 100.00	AA	950,804

6,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	6,776,880

7,350	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	3,169,394

4,715	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	4,524,325

1,050	Hampton Township School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2011A, 4.000%, 11/15/18	No Opt. Call	AA–	1,185,807

2,000	Hempfield School District, Lancaster County, Pennsylvania, General Obligation Bonds, Series 2011A, 4.000%, 10/15/15	No Opt. Call	Aa2	2,138,260

1,260	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003C, 5.250%, 12/15/16 – FGIC Insured	No Opt. Call	Baa1	1,371,649

5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/33 – AGM Insured (UB)	12/16 at 100.00	AA–	5,072,900

4,830	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 13.075%, 3/01/15 (IF)	No Opt. Call	AA	5,998,812

1,675	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa3	1,689,774

2,620	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	2,902,619

4,135	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	4,202,401

3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/15 – AGM Insured	No Opt. Call	AA–	3,272,880

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	A1	2,879,407
2,965	5.000%, 9/01/26	9/22 at 100.00	A1	3,258,476

1,765	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	1,493,843

1,130	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,064,822

1,070	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 – FGIC Insured	4/16 at 100.00	Aa3	1,170,569

585	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	563,946

585	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	534,526

21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (4)	No Opt. Call	AA–	23,490,180

86,670	Total Tax Obligation/General			88,894,442

	Tax Obligation/Limited – 8.9% (5.7% of Total Investments)

500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	464,240

300	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2013B, 4.000%, 6/01/15	No Opt. Call	AA–	317,049

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,685,331
655	5.125%, 1/01/42	1/22 at 100.00	A	655,603

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value
	Tax Obligation/Limited (continued)

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A:
$2,000	5.000%, 7/01/15	No Opt. Call	Aaa		$2,158,420
4,000	5.000%, 7/01/16	No Opt. Call	Aaa		4,487,560

2,910	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	AA		2,990,141

2,140	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA		2,217,746

3,140	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+		509,810

2,405	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.500%, 8/01/44	8/19 at 100.00	A+		2,211,229

1,590	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+		1,282,987

2,255	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.000%, 8/01/43	8/21 at 100.00	A+		1,686,966

23,565	Total Tax Obligation/Limited				20,667,082

	Transportation – 13.7% (8.8% of Total Investments)

400	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–		413,032

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
2,310	5.000%, 1/01/24	No Opt. Call	BBB–		2,427,718
205	5.000%, 1/01/25	No Opt. Call	BBB–		211,683

2,035	Lehigh-Northampton Airport Authority, Pennsylvania, Airport Revenue Bonds, Lehigh Valley Airport System, Series 2000A, 6.000%, 5/15/30 – NPFG Insured (Alternative Minimum Tax)	11/13 at 100.00	Baa1		2,025,436

1,200	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.000%, 12/01/38	12/19 at 100.00	AA		1,225,812

2,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA		2,623,550

3,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA		3,067,920

6,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		5,807,406

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
3,820	5.000%, 12/01/22 – AMBAC Insured	6/16 at 100.00	A+		4,099,280
2,930	5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+		3,142,220

750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–		756,225

5,605	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+		5,314,325

800	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	1/14 at 100.00	A		674,584

32,155	Total Transportation				31,789,191

	U.S. Guaranteed – 8.0% (5.2% of Total Investments) (5)

1,400	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	N/R	(5)	1,435,812

Nuveen Investments	65

NQP	Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)

$5,525	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (5)	$5,753,735

1,250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (5)	1,316,650

1,560	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA (5)	1,764,454

500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	AA (5)	549,395

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
510	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	579,187
860	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	980,013

465	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (5)	561,311

960	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa2 (5)	1,010,496

2,465	Warrington Township Municipal Authority, Bucks County, Pennsylvania, Water and Sewer Revenue Bonds, Series 1991, 7.100%, 12/01/21 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	N/R (5)	2,741,524

1,765	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	1,893,757

17,260	Total U.S. Guaranteed			18,586,334

	Utilities – 7.0% (4.5% of Total Investments)

1,250	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	1,253,450

5,475	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	5,327,668

1,430	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A	1,437,765

700	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	719,068

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	1/14 at 100.00	AA–	2,006,560

5,490	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	5,414,403

16,345	Total Utilities			16,158,914

	Water and Sewer – 12.0% (7.7% of Total Investments)

2,100	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	2,266,278

2,205	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	2,309,782

2,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	1,988,000

4,420	Lehigh County Authority, Pennsylvania, Water and Sewer Capital Appreciation Revenue Bonds, City of Allentown Concession, Series 2013B, 0.000%, 12/01/35	No Opt. Call	A	1,195,389

5,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	5,527,880

1,600	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A1	1,669,552

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	$500,730

3,500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	3,571,680

	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A:
2,150	5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,267,514
2,500	5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA–	2,614,500

2,620	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	2,656,051

1,135	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%, 1/01/43	1/22 at 100.00	A1	1,168,879

30,230	Total Water and Sewer			27,736,235

$361,633	Total Long-Term Investments (cost $357,259,741)			360,389,213

	Floating Rate Obligations – (11.1)%			(25,810,000)

	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.5)% (6)			(112,500,000)

	Other Assets Less Liabilities – 4.1%			9,730,591

	Net Assets Applicable to Common Shares – 100%			$231,809,804

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.2%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	67

NPY

Nuveen Pennsylvania Premium Income Municipal Fund 2

Portfolio of Investments

October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.3% (100.0% of Total Investments)

	MUNICIPAL BONDS – 147.3% (100.0% of Total Investments

	Education and Civic Organizations – 28.0% (19.0% of Total Investments)

$200	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	$209,292

445	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	515,274

5,020	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/28	3/23 at 100.00	AA–	5,568,485

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A:
1,000	5.000%, 3/01/33	3/23 at 100.00	A2	1,039,250
2,865	3.500%, 3/01/34	3/23 at 100.00	A2	2,241,347

1,140	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	1,078,885

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
1,565	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	1,727,823
770	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	845,491

	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
725	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	704,127
250	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	238,135

3,060	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	3,028,145

1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,030,516

1,575	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB	1,499,321

855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	875,033

325	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	318,591

575	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	579,520

4,200	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	4,370,940

1,195	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	1,189,228

1,285	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	1,291,913

2,420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	2,446,015

750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	779,183

320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB+	271,667

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$3,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	$3,297,090

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	1,027,230

300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	305,124

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	2,072,980

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
485	4.000%, 11/01/39	11/22 at 100.00	A3	425,621
2,910	5.000%, 11/01/42	11/22 at 100.00	A3	2,943,640

540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38 (WI/DD, Settling 11/07/13)	No Opt. Call	A–	534,551

800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	849,776

1,000	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	993,620

2,000	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	AA	2,119,760

10,600	Pennsylvania State University, General Revenue Bonds, Series 2007A, 4.500%, 8/15/36 (UB)	8/16 at 100.00	AA	10,465,380

530	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	553,214

1,900	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	1,893,768

300	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	305,136

59,890	Total Education and Civic Organizations			60,635,071

	Health Care – 30.5% (20.7% of Total Investments)

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
1,150	5.000%, 4/01/25	4/15 at 100.00	Ba3	1,019,211
1,455	5.125%, 4/01/35	4/15 at 100.00	Ba3	1,184,908

	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
1,210	5.000%, 5/15/27	5/21 at 100.00	AA–	1,271,178
2,000	5.000%, 5/15/28	5/21 at 100.00	AA–	2,077,540

1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	AA	897,360

2,070	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	2,118,231

1,640	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46	11/21 at 100.00	A–	1,869,452

1,325	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	1,294,406

1,000	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	1,008,710

1,200	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	1,235,160

395	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	397,915

Nuveen Investments	69

NPY	Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	$1,855,332

1,320	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.640%, 1/01/36 (IF)	1/22 at 100.00	AA–	1,356,722

1,885	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	1,998,590

5,000	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/13 at 100.00	B+	4,765,300

2,990	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	3,020,139

1,490	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	1,210,446

4,505	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA–	4,775,931

1,700	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	1,490,186

	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
3,000	5.500%, 7/01/28	7/19 at 100.00	A–	3,093,150
1,000	5.750%, 7/01/39	7/19 at 100.00	A–	1,020,960

1,340	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	1,279,579

650	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	642,135

1,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	1,494,327

565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	596,832

	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23	8/18 at 100.00	A3	1,324,192
1,000	5.500%, 8/15/35	8/18 at 100.00	A3	1,013,120

880	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	958,760

1,715	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center Health System, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa3	1,722,718

930	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	943,141

3,575	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	3,590,766

695	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.630%, 7/01/19 (IF)	No Opt. Call	AA	734,685

2,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	1,696,200

2,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	1/14 at 100.00	N/R	1,959,440

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
475	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	476,905
330	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	330,017

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,495	6.875%, 8/01/31	8/21 at 100.00	BBB+	1,693,132
1,135	7.000%, 8/01/41	8/21 at 100.00	BBB+	1,278,861

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,500	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Washington Hospital Project, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB+	$1,529,280

1,720	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	1,853,799

1,300	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	1,354,444

575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	581,756

65,735	Total Health Care			66,014,916

	Housing/Multifamily – 3.3% (2.2% of Total Investments)

160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	140,672

750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	737,678

130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	118,236

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A:
2,035	5.000%, 7/01/19 – SYNCORA GTY Insured	7/15 at 100.00	BBB	2,104,638
3,400	5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	3,294,294

740	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	681,318

7,215	Total Housing/Multifamily			7,076,836

	Housing/Single Family – 4.0% (2.8% of Total Investments)

1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,364,051

910	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	915,123

240	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	248,100

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
2,380	3.300%, 10/01/32	No Opt. Call	AA+	1,968,046
1,040	3.650%, 10/01/37	No Opt. Call	AA+	859,300
1,410	3.700%, 10/01/42	No Opt. Call	AA+	1,149,446

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
1,820	12.692%, 4/01/27 (IF)	4/21 at 100.00	AA+	1,902,137
225	10.796%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	125,991

395	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.719%, 4/01/29 (Alternative Minimum Tax) (IF) (4)	10/22 at 100.00	AA+	247,298

9,775	Total Housing/Single Family			8,779,492

	Industrials – 0.8% (0.5% of Total Investments)

1,220	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,350,125

320	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	A–	319,869

1,540	Total Industrials			1,669,994

Nuveen Investments	71

NPY	Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 6.3% (4.3% of Total Investments)

$1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	$1,584,390

4,905	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	4,770,162

500	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	517,945

	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,565	5.000%, 11/01/31	11/16 at 100.00	A	1,573,874
230	5.000%, 11/01/36	11/16 at 100.00	A	230,159

210	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	188,987

825	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	834,059

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
1,000	6.150%, 12/01/20 – RAAI Insured	2/14 at 100.00	BBB–	1,002,210
2,000	5.900%, 12/01/30 – RAAI Insured	12/13 at 100.00	BBB–	2,000,560

930	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	12/13 at 100.00	N/R	909,577

13,665	Total Long-Term Care			13,611,923

	Materials – 2.6% (1.8% of Total Investments)

1,190	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,211,313

4,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	5/14 at 100.00	N/R	4,386,690

5,690	Total Materials			5,598,003

	Tax Obligation/General – 21.3% (14.5% of Total Investments)

	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
1,085	5.250%, 12/01/32	12/23 at 100.00	A+	1,135,105
1,000	5.250%, 12/01/33	12/23 at 100.00	A+	1,041,280

3,965	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	A+	3,982,089

3,025	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	3,373,329

	Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
1,750	0.000%, 5/01/22 – AGM Insured	5/16 at 75.56	AA–	1,054,428
2,750	0.000%, 11/01/22 – AGM Insured	5/16 at 73.64	AA–	1,608,283
2,750	0.000%, 5/01/23 – AGM Insured	5/16 at 71.71	AA–	1,553,888

260	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/23	9/17 at 100.00	Aaa	296,855

2,115	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 – AGM Insured	5/16 at 100.00	Aa2	2,336,081

4,835	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 13.075%, 3/01/15 (IF)	No Opt. Call	AA	6,005,022

1,500	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa3	1,513,230

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011C:
1,000	5.000%, 9/01/14	No Opt. Call	Aa3	1,037,270
1,400	5.000%, 9/01/15	No Opt. Call	Aa3	1,502,648

1,555	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D, 4.000%, 9/01/15	No Opt. Call	Aa3	1,640,820

3,775	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	3,836,533

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$3,050	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	$3,351,889

2,700	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	3,021,057

1,600	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	1,354,192

6,710	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	2,890,400

540	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	520,565

545	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	497,977

2,400	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	2,521,008

50,310	Total Tax Obligation/General			46,073,949

	Tax Obligation/Limited – 9.1% (6.2% of Total Investments)

500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	464,240

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA	1,504,680

3,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	3,365,670

2,910	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	A+	2,990,141

1,950	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,020,844

2,550	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	2,794,035

4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Baa3	3,344,679

2,880	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	467,597

5,670	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	1,031,203

435	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	413,998

1,265	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Tender Option Bond Trust 1171, 17.123%, 8/15/37 (IF) (4)	8/23 at 100.00	A+	1,374,410

26,885	Total Tax Obligation/Limited			19,771,497

	Transportation – 10.8% (7.3% of Total Investments)

1,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	1,528,218

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,270	5.000%, 1/01/22	No Opt. Call	BBB–	1,374,216
1,080	5.000%, 1/01/23	No Opt. Call	BBB–	1,151,885

2,200	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.000%, 12/01/38	12/19 at 100.00	AA	2,247,322

5,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	4,839,505

2,680	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	2,874,112

1,400	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	1,411,620

Nuveen Investments	73

NPY	Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)

$3,495	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	$3,313,749

2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	A	2,049,320

2,250	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	N/R	1,751,063

940	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	1/14 at 100.00	A	792,636

24,295	Total Transportation			23,333,646

	U.S. Guaranteed – 11.8% (8.0% of Total Investments) (5)

1,245	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2004A, 5.000%, 3/01/19 (Pre-refunded 3/01/14) – FGIC Insured	3/14 at 100.00	A (5)	1,265,206

1,615	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%, 5/01/23 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	N/R (5)	1,656,312

3,500	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (5)	3,644,900

1,250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (5)	1,316,650

330	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	No Opt. Call	Aaa	354,899

3,200	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA (5)	3,619,392

1,000	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	AA (5)	1,098,790

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
470	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	533,760
790	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	900,245

3,385	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (5)	3,999,547

1,970	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A (5)	2,413,999

1,015	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa2 (5)	1,068,389

1,545	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Montgomery County Community College, Series 2005, 5.000%, 5/01/18 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa3 (5)	1,654,293

545	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa	584,758

1,400	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 (Pre-refunded 9/01/15) – AGM Insured	9/15 at 100.00	AA- (5)	1,520,330

23,260	Total U.S. Guaranteed			25,631,470

	Utilities – 4.6% (3.1% of Total Investments)

1,125	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	1,128,105

2,150	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A	2,161,675

700	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	719,068

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	1/14 at 100.00	AA–	1,003,280

5,050	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	4,980,462

10,025	Total Utilities			9,992,590

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer – 14.2% (9.6% of Total Investments)

	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A:
$1,900	5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	$2,050,442
2,120	5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,277,834
545	5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	A1	572,201

2,500	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	2,618,800

	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015:
1,665	13.354%, 12/01/19 (IF) (4)	No Opt. Call	AA–	2,043,038
205	13.342%, 12/01/19 (IF) (4)	No Opt. Call	AA–	238,837

2,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	1,988,000

7,295	Lehigh County Authority, Pennsylvania, Water and Sewer Capital Appreciation Revenue Bonds, City of Allentown Concession, Series 2013B, 0.000%, 12/01/34	No Opt. Call	A	2,101,908

5,100	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	5,125,857

1,600	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A1	1,669,552

500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	500,730

	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A:
2,000	5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,109,320
1,675	5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA–	1,751,715

2,440	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	2,473,575

1,080	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%, 1/01/43	1/22 at 100.00	A1	1,112,231

2,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA–	2,034,480

34,625	Total Water and Sewer			30,668,520

$332,910	Total Long-Term Investments (cost $315,041,881)			318,857,907

	Floating Rate Obligations – (3.4)%			(7,445,000)

	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.5)% (6)			(105,000,000)

	Other Assets Less Liabilities – 4.6%			10,011,697

	Net Assets Applicable to Common Shares – 100%			$216,424,604

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.9%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	75

NXM

Nuveen Pennsylvania Dividend Advantage Municipal Fund

Portfolio of Investments

October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 146.5% (100.0% of Total Investments)

	MUNICIPAL BONDS – 146.5% (100.0% of Total Investments

	Consumer Staples – 2.3% (1.6% of Total Investments)

$1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,101,290

	Education and Civic Organizations – 24.7% (16.9% of Total Investments)

100	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	104,646

235	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	222,402

700	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	702,940

720	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	729,799

300	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	269,859

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
295	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	325,692
145	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	159,216

160	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	155,394

200	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	204,686

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/27 – NPFG Insured	8/15 at 100.00	A1	1,048,870

75	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	73,521

130	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	131,022

500	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Refunding Series 2012AN, 5.000%, 6/15/21	No Opt. Call	AA	587,530

900	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	936,630

500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A–	501,635

220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	221,184

540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	545,805

400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB	379,044

700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	769,321

70	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	71,196

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
$120	4.000%, 11/01/39	11/22 at 100.00	A3	$105,308
215	5.000%, 11/01/42	11/22 at 100.00	A3	217,485

155	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38 (WI/DD, Settling 11/07/13)	No Opt. Call	A–	153,436

1,000	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	AA	1,059,880

470	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	288,665

110	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	114,818

400	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	398,688

230	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BBB–	230,867

750	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	802,643

150	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	152,568

11,490	Total Education and Civic Organizations			11,664,750

	Health Care – 27.3% (18.6% of Total Investments)

540	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba3	439,760

265	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	278,918

700	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	AA–	735,392

765	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	AA	686,480

445	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	455,369

275	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	268,650

200	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	205,860

80	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	80,590

835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	844,252

230	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	218,907

400	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.640%, 1/01/36 (IF)	1/22 at 100.00	AA–	411,128

600	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/13 at 100.00	B+	571,836

650	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	656,552

360	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	292,457

1,025	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	1,046,320

Nuveen Investments	77

NXM	Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$350	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	$306,803

700	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	714,672

	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
75	4.000%, 1/01/25	1/22 at 100.00	A	74,496
170	5.000%, 1/01/41	1/22 at 100.00	A	162,335

140	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	138,306

330	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	340,088

165	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	174,296

310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	314,380

1,495	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,501,593

230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.630%, 7/01/19 (IF)	No Opt. Call	AA	243,133

400	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	339,240

25	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	1/14 at 100.00	N/R	24,493

240	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB–	242,242

625	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	673,619

420	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	437,590

13,045	Total Health Care			12,879,757

	Housing/Multifamily – 2.8% (1.9% of Total Investments)

150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	147,536

350	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	BBB+	352,426

50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	45,476

700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	678,237

100	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	92,070

1,350	Total Housing/Multifamily			1,315,745

	Housing/Single Family – 3.9% (2.7% of Total Investments)

240	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96B, 3.950%, 4/01/16	No Opt. Call	AA+	253,169

225	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	226,267

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)

$40	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	$41,350

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
375	3.300%, 10/01/32	No Opt. Call	AA+	310,091
165	3.650%, 10/01/37	No Opt. Call	AA+	136,331
220	3.700%, 10/01/42	No Opt. Call	AA+	179,346

665	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 12.692%, 4/01/27 (IF)	4/21 at 100.00	AA+	695,011

1,930	Total Housing/Single Family			1,841,565

	Industrials – 1.6% (1.1% of Total Investments)

350	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	352,594

290	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	305,312

100	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	A–	99,959

740	Total Industrials			757,865

	Long-Term Care – 14.9% (10.1% of Total Investments)

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
220	5.750%, 1/01/27	1/17 at 100.00	N/R	217,681
360	5.750%, 1/01/37	1/17 at 100.00	N/R	334,354

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,056,260

220	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	213,952

230	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	238,255

200	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	200,138

50	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	44,997

185	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	186,103

785	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	782,457

190	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	192,086

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B:
670	5.250%, 7/01/23 – AMBAC Insured	1/14 at 100.00	Baa1	670,677
2,875	5.250%, 7/01/31 – AMBAC Insured	1/14 at 100.00	Baa1	2,874,770

6,985	Total Long-Term Care			7,011,730

	Materials – 2.0% (1.4% of Total Investments)

210	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	213,761

750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	5/14 at 100.00	N/R	731,115

960	Total Materials			944,876

Nuveen Investments	79

NXM	Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 23.6% (16.1% of Total Investments)

$500	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	$532,005

1,965	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	1,885,535

500	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46	12/16 at 100.00	A	503,205

1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	1,007,770

375	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa3	378,308

840	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	853,692

3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/14 – AGM Insured	No Opt. Call	AA–	3,131,400

500	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	549,490

505	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	475,872

2,220	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	956,287

115	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	110,861

115	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	105,078

600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	630,252

12,235	Total Tax Obligation/General			11,119,755

	Tax Obligation/Limited – 14.1% (9.6% of Total Investments)

1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	973,740

225	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	208,908

450	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA	451,404

1,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	1,121,890

680	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	AA	698,727

425	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	440,440

1,000	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,176,250

610	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	668,377

275	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A	218,292

630	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	102,287

240	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	229,692

320	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Tender Option Bond Trust 1171, 17.123%, 8/15/37 (IF) (5)	8/23 at 100.00	A+	347,677

6,855	Total Tax Obligation/Limited			6,637,684

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 10.0% (6.8% of Total Investments)

$680	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	$702,154

505	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/23	No Opt. Call	BBB–	538,613

	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
880	0.000%, 12/01/34	12/20 at 100.00	AA	811,105
250	5.000%, 12/01/38	12/19 at 100.00	AA	255,378

680	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA	713,606

420	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	450,421

150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	151,245

1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	975,280

160	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	1/14 at 100.00	A	134,917

4,725	Total Transportation			4,732,719

	U.S. Guaranteed – 4.3% (2.9% of Total Investments) (4)

800	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (4)	833,120

250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	A (4)	263,330

300	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	AA (4)	339,318

255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (4)	289,593

110	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (4)	132,783

170	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa2 (4)	178,942

1,885	Total U.S. Guaranteed			2,037,086

	Utilities – 6.0% (4.1% of Total Investments)

500	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	A2	501,380

1,125	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	1,094,726

140	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	143,814

1,105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	1,089,784

2,870	Total Utilities			2,829,704

	Water and Sewer – 9.0% (6.2% of Total Investments)

500	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA–	523,760

375	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.342%, 12/01/19 (IF) (5)	No Opt. Call	AA–	436,898

Nuveen Investments	81

NXM	Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$600	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	$596,400

900	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	904,563

400	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A1	417,386

100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	100,140

500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	510,240

750	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	760,320

4,125	Total Water and Sewer			4,249,707

$70,195	Total Long-Term Investments (cost $68,679,854)			69,124,233

	Floating Rate Obligations – (0.3)%			(130,000)

	MuniFund Term Preferred Shares, at Liquidation Value – (49.2)% (6)			(23,190,000)

	Other Assets Less Liabilities – 3.0%			1,371,629

	Net Assets Applicable to Common Shares – 100%			$47,175,862

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

82	Nuveen Investments

NVY

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Portfolio of Investments

October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.4% (100.0% of Total Investments)

	MUNICIPAL BONDS – 151.4% (100.0% of Total Investments

	Education and Civic Organizations – 26.3% (17.4% of Total Investments)

$1,000	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	$1,046,460

155	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2012A, 5.000%, 3/01/24	3/22 at 100.00	AA–	179,478

800	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	803,360

720	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	729,799

450	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	404,789

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
340	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	375,374
165	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	181,177

180	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	174,818

1,265	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	1,294,006

200	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	204,686

80	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	78,422

140	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	141,100

1,050	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	AA	1,092,735

285	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	286,533

610	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	616,558

600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB	568,566

800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	879,224

2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,055,240

90	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	91,537

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
140	4.000%, 11/01/39	11/22 at 100.00	A3	122,860
265	5.000%, 11/01/42	11/22 at 100.00	A3	268,063

230	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38 (WI/DD, Settling 11/07/13)	No Opt. Call	A–	227,679

Nuveen Investments	83

NVY	Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)

$530	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/15 at 100.00	N/R	$325,515

120	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	125,256

400	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	398,688

270	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BBB–	271,018

600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	642,114

50	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	50,856

13,535	Total Education and Civic Organizations			13,635,911

	Health Care – 27.5% (18.2% of Total Investments)

610	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba3	496,766

300	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	N/R	315,756

650	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/26	5/21 at 100.00	AA–	691,613

835	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	AA	749,296

595	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	608,864

600	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	586,146

300	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	308,790

95	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	95,701

835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	844,252

270	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	256,978

475	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond 4234, 13.640%, 1/01/36 (IF)	1/22 at 100.00	AA–	488,215

600	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/13 at 100.00	B+	571,836

740	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA–	747,459

290	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	No Opt. Call	A+	235,590

1,155	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	1,179,024

850	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	745,093

160	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A	158,064

250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A	238,728

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$350	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A	$360,700

175	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	184,860

925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	935,092

425	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center Health System, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa3	426,913

620	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	628,761

300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	301,323

350	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.630%, 7/01/19 (IF)	No Opt. Call	AA	369,985

450	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	381,645

260	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB–	262,428

	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
200	6.250%, 1/01/31	1/21 at 100.00	BBB+	214,700
335	6.500%, 1/01/36	1/21 at 100.00	BBB+	361,060

	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
220	5.625%, 1/01/32	1/22 at 100.00	BBB+	224,600
250	5.750%, 1/01/41	1/22 at 100.00	BBB+	260,470

14,470	Total Health Care			14,230,708

	Housing/Multifamily – 2.2% (1.4% of Total Investments)

200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	196,714

50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	45,476

800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB	775,128

120	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, PresbyHomes Germantown-Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	110,484

1,170	Total Housing/Multifamily			1,127,802

	Housing/Single Family – 6.1% (4.0% of Total Investments)

1,100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,107,348

245	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	246,379

40	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	41,350

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
565	3.300%, 10/01/32	No Opt. Call	AA+	467,204
245	3.650%, 10/01/37	No Opt. Call	AA+	202,431
335	3.700%, 10/01/42	No Opt. Call	AA+	273,095

Nuveen Investments	85

NVY	Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950:
$665	12.692%, 4/01/27 (IF)	4/21 at 100.00	AA+	$695,011
75	10.796%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	41,997

130	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.719%, 4/01/29 (Alternative Minimum Tax) (IF) (4)	10/22 at 100.00	AA+	81,389

3,400	Total Housing/Single Family			3,156,204

	Industrials – 1.5% (1.0% of Total Investments)

400	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB–	402,964

255	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	268,464

105	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.750%, 12/01/33 (Mandatory put 12/01/15)	No Opt. Call	A–	104,957

760	Total Industrials			776,385

	Long-Term Care – 8.6% (5.7% of Total Investments)

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
250	5.750%, 1/01/27	1/17 at 100.00	N/R	247,365
400	5.750%, 1/01/37	1/17 at 100.00	N/R	371,504

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	1,056,260

300	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	BBB+	291,753

300	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	310,767

205	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	205,141

50	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc. , Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	44,997

185	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	186,103

785	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	782,457

200	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, ACTS Retirement-Life Communities, Inc., Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	202,196

750	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	1/14 at 100.00	Baa1	750,758

4,425	Total Long-Term Care			4,449,301

	Materials – 2.0% (1.3% of Total Investments)

280	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	285,015

750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	5/14 at 100.00	N/R	731,115

1,030	Total Materials			1,016,130

	Tax Obligation/General – 28.0% (18.5% of Total Investments)

435	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%, 12/01/32	12/23 at 100.00	A+	455,088

1,135	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	A+	1,139,892

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)

$4,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	$4,517,920

1,375	Heidelberg, Lebanon County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2011, 5.125%, 12/01/46	12/16 at 100.00	A	1,383,814

1,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	1,007,770

1,000	Pennsylvania State, General Obligation Bonds, Second Series 2010A, 5.000%, 5/01/14	No Opt. Call	AA	1,024,410

375	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa3	378,308

725	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	803,206

950	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	965,485

275	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	302,220

225	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	251,755

340	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	287,766

2,510	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	1,081,208

125	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	120,501

125	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	114,215

600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	630,252

15,195	Total Tax Obligation/General			14,463,810

	Tax Obligation/Limited – 23.4% (15.4% of Total Investments)

1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	7/15 at 101.00	N/R	973,740

250	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	232,120

1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA–	1,575,180

4,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	3/14 at 100.00	Baa1	3,857,720

1,100	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/16	No Opt. Call	Aaa	1,234,079

500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	AA	513,770

610	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	632,161

1,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,411,500

660	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA–	723,162

290	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A	230,199

710	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	BBB+	115,276

240	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	229,692

Nuveen Investments	87

NVY	Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$345	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Tender Option Bond Trust 1171, 17.123%, 8/15/37 (IF) (4)	8/23 at 100.00	A+	$374,839

12,405	Total Tax Obligation/Limited			12,103,438

	Transportation – 12.0% (7.9% of Total Investments)

720	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	743,458

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/23	No Opt. Call	BBB–	895,910

	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
875	0.000%, 12/01/34	12/20 at 100.00	AA	806,496
250	5.000%, 12/01/38	12/19 at 100.00	AA	255,378

1,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA	1,022,640

670	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	A+	718,528

150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	151,245

1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	975,280

500	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	474,070

180	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	1/14 at 100.00	A	151,781

6,185	Total Transportation			6,194,786

	U.S. Guaranteed – 1.2% (0.8% of Total Investments) (5)

315	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	357,733

40	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (5)	48,285

225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa2 (5)	236,835

580	Total U.S. Guaranteed			642,853

	Utilities – 4.3% (2.9% of Total Investments)

900	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BBB–	875,781

145	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–	148,950

1,240	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	1,222,925

2,285	Total Utilities			2,247,656

	Water and Sewer – 8.3% (5.5% of Total Investments)

245	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.342%, 12/01/19 (IF) (4)	No Opt. Call	AA–	285,440

600	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–	596,400

1,000	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	1,005,070

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)

$400	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A1	$417,382

500	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	510,240

400	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA–	418,320

750	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	760,320

285	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%, 1/01/43	1/22 at 100.00	A1	293,507

4,180	Total Water and Sewer			4,286,679

$79,620	Total Long-Term Investments (cost $78,587,479)			78,331,663

	Floating Rate Obligations – (7.3)%			(3,795,000)

	MuniFund Term Preferred Shares, at Liquidation Value – (47.4)% (6)			(24,550,000)

	Other Assets Less Liabilities – 3.3%			1,757,465

	Net Assets Applicable to Common Shares – 100%			$51,744,128

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.3%
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	89

NPN

Nuveen Pennsylvania Municipal Value Fund

Portfolio of Investments

October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.1% (100.0% of Total Investments)

	MUNICIPAL BONDS – 97.1% (100.0% of Total Investments

	Consumer Staples – 3.6% (3.7% of Total Investments)

$650	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$676,774

	Education and Civic Organizations – 14.7% (15.2% of Total Investments)

400	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA–	476,580

675	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB	698,571

500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39	2/19 at 100.00	A+	513,560

500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB	482,980

35	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	35,275

120	Pennsylvania Higher Educational Facilities Authority, Philadelphia University Refunding Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	119,420

20	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	20,342

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	A3	30,715
60	5.000%, 11/01/42	11/22 at 100.00	A3	60,694

75	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38 (WI/DD, Settling 11/07/13)	No Opt. Call	A–	74,243

50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	52,190

100	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	99,672

100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	101,712

2,670	Total Education and Civic Organizations			2,765,954

	Health Care – 23.3% (24.0% of Total Investments)

650	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	698,822

35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	34,192

600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	616,014

100	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	103,652

100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	A–	102,096

500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	10/19 at 100.00	BBB+	544,750

100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	84,810

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)

$1,200	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	$1,200,056

720	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	Aa2	784,462

100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.250%, 1/01/31	1/21 at 100.00	BBB+	107,350

100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	104,188

4,205	Total Health Care			4,380,392

	Housing/Multifamily – 4.7% (4.8% of Total Investments)

15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	13,188

50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	49,179

800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mithcell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aa1	815,224

865	Total Housing/Multifamily			877,591

	Housing/Single Family – 0.8% (0.8% of Total Investments)

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
55	3.300%, 10/01/32	No Opt. Call	AA+	45,480
25	3.650%, 10/01/37	No Opt. Call	AA+	20,656
40	3.700%, 10/01/42	No Opt. Call	AA+	32,608

25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 3950, 10.796%, 4/01/33 (IF) (4)	10/22 at 100.00	AA+	13,999

50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 4296, 14.719%, 4/01/29 (Alternative Minimum Tax) (IF) (4)	10/22 at 100.00	AA+	31,304

195	Total Housing/Single Family			144,047

	Long-Term Care – 4.3% (4.4% of Total Investments)

750	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Communities Revenue Bonds, ACTS Retirement – Life Communities, Inc. Obligated Group, Series 2009A-1. $16,990,000 Gainesville and Hall County Development Authority (Georgia), 6.250%, 11/15/29	11/19 at 100.00	A–	797,730

	Tax Obligation/General – 9.0% (9.3% of Total Investments)

220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%, 12/01/32	12/23 at 100.00	A+	230,160

700	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	769,237

150	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011A, 3.000%, 10/01/14 – AGM Insured	No Opt. Call	A1	153,414

390	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A1	428,602

70	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa2	59,246

25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	24,100

25	Scranton, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	22,843

1,580	Total Tax Obligation/General			1,687,602

	Tax Obligation/Limited – 16.3% (16.8% of Total Investments)

25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	23,212

240	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	242,203

550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	576,076

1,075	Harrisburg Parking Authority, Dauphin County, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%, 5/15/21 – SYNCORA GTY Insured	11/16 at 100.00	N/R	1,044,373

Nuveen Investments	91

NPN	Nuveen Pennsylvania Municipal Fund (continued)
Portfolio of Investments October 31, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)

$750	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A2	$817,230

350	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 3.000%, 6/01/15	No Opt. Call	A+	363,241

2,990	Total Tax Obligation/Limited			3,066,335

	Transportation – 5.0% (5.1% of Total Investments)

240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	247,819

	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
580	0.000%, 12/01/34	12/20 at 100.00	AA	534,592
100	5.000%, 12/01/38	12/19 at 100.00	AA	102,151

50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	50,415

970	Total Transportation			934,977

	U.S. Guaranteed – 2.2% (2.3% of Total Investments) (5)

5	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital-Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+ (5)	5,399

200	Hazleton Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2004, 5.125%, 3/01/28 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A1 (5)	208,280

200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (5)	203,836

405	Total U.S. Guaranteed			417,515

	Water and Sewer – 13.2% (13.6% of Total Investments)

175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 4015, 13.342%, 12/01/19 (IF) (4)	No Opt. Call	AA–	203,886

750	Chester County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40 – FGIC Insured (Alternative Minimum Tax)	2/17 at 100.00	AA–	754,410

200	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	201,014

	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A:
750	5.250%, 1/01/32	1/19 at 100.00	A1	792,608
500	5.250%, 1/01/36	1/19 at 100.00	A1	525,075

2,375	Total Water and Sewer			2,476,993

$17,655	Total Long-Term Investments (cost $16,966,837)			18,225,910

	Other Assets Less Liabilities – 2.9%			539,435

	Net Assets Applicable to Common Shares – 100%			$18,765,345

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

92	Nuveen Investments

Statement of

Assets & Liabilities October 31, 2013 (Unaudited)

	New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)	New Jersey Dividend Advantage 2 (NUJ)	New Jersey Municipal Value (NJV)
Assets
Investments, at value (cost $425,908,070, $257,250,911, $134,868,392, $97,057,657 and $22,894,381, respectively)	$430,430,802	$261,680,615	$137,971,011	$96,930,095	$24,823,974
Cash	2,196,789	1,298,712	696,657	481,276	850,583
Receivable for:
Interest	6,948,512	4,167,701	2,044,045	1,589,159	367,280
Investments sold	—	15,000	—	—	174,565
Deferred offering costs	907,882	641,048	203,800	280,375	—
Other assets	175,612	111,268	45,637	5,590	3,387

Total assets	440,659,597	267,914,344	140,961,150	99,286,495	26,219,789

Liabilities
Floating rate obligations	—	—	—	—	1,500,000
Payable for:
Common share dividends	1,207,472	751,169	344,943	248,879	77,478
Interest	—	—	—	58,407	—
Investments purchased	—	—	—	—	5,693
Offering costs	117,034	115,196	191,772	—	—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—	—	—	35,050,000	—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	144,300,000	88,600,000	45,000,000	—	—
Accrued expenses:
Management fees	230,962	141,941	75,922	53,181	12,798
Directors/Trustees fees	59,558	35,819	1,150	794	198
Other	92,811	65,692	45,053	51,036	17,810

Total liabilities	146,007,837	89,709,817	45,658,840	35,462,297	1,613,977

Net assets applicable to common shares	$294,651,760	$178,204,527	$95,302,310	$63,824,198	$24,605,812

Common shares outstanding	20,490,335	12,083,027	6,568,188	4,525,814	1,565,036

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$14.38	$14.75	$14.51	$14.10	$15.72

Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$204,903	$120,830	$65,682	$45,258	$15,650
Paid-in surplus	288,971,982	172,316,784	92,670,894	63,788,599	22,357,405
Undistributed (Over-distribution of) net investment income	3,226,646	2,283,999	348,130	365,813	89,959
Accumulated net realized gain (loss)	(2,274,503)	(946,790)	(885,015)	(247,910)	213,205
Net unrealized appreciation (depreciation)	4,522,732	4,429,704	3,102,619	(127,562)	1,929,593

Net assets applicable to common shares	$294,651,760	$178,204,527	$95,302,310	$63,824,198	$24,605,812

Authorized shares:
Common	200,000,000	200,000,000	Unlimited	Unlimited	Unlimited
Preferred	1,000,000	1,000,000	Unlimited	Unlimited	N/A

N/A – Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of Assets & Liabilities (Unaudited) (continued)

	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)	Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)	Pennsylvania Municipal Value (NPN)
Assets
Investments, at value (cost $357,259,741, $315,041,881, $68,679,854, $78,587,479 and $16,966,837, respectively)	$360,389,213	$318,857,907	$69,124,233	$78,331,663	$18,225,910
Cash	2,099,850	2,578,936	742,258	257,383	296,936
Receivable for:
Interest	5,593,421	5,117,245	1,077,769	1,230,885	266,359
Investments sold	5,345,000	5,699,312	120,000	985,000	183,073
Deferred offering costs	624,914	574,109	177,749	202,435	—
Other assets	140,643	131,517	5,704	5,688	3,419

Total assets	374,193,041	332,959,026	71,247,713	81,013,054	18,975,697

Liabilities
Floating rate obligations	25,810,000	7,445,000	130,000	3,795,000	—
Payable for:
Common share dividends	980,543	992,646	187,078	224,968	60,206
Interest	—	—	40,582	43,978	—
Investments purchased	2,514,044	2,536,971	452,494	576,224	123,730
Offering costs	268,212	265,999	—	—	—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—	—	23,190,000	24,550,000	—
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	112,500,000	105,000,000	—	—	—
Accrued expenses:
Management fees	180,098	171,154	37,908	43,019	9,262
Directors/Trustees fees	47,848	44,186	567	615	151
Other	82,492	78,466	33,222	35,122	17,003

Total liabilities	142,383,237	116,534,422	24,071,851	29,268,926	210,352

Net assets applicable to common shares	$231,809,804	$216,424,604	$47,175,862	$51,744,128	$18,765,345

Common shares outstanding	16,100,204	15,595,551	3,315,284	3,721,227	1,219,352

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$14.40	$13.88	$14.23	$13.91	$15.39

Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$161,002	$155,956	$33,153	$37,212	$12,194
Paid-in surplus	227,817,207	213,269,585	46,797,886	52,434,754	17,431,695
Undistributed (Over-distribution of) net investment income	1,301,081	2,307,641	151,092	35,553	99,458
Accumulated net realized gain (loss)	(598,958)	(3,124,604)	(250,648)	(507,575)	(37,075)
Net unrealized appreciation (depreciation)	3,129,472	3,816,026	444,379	(255,816)	1,259,073

Net assets applicable to common shares	$231,809,804	$216,424,604	$47,175,862	$51,744,128	$18,765,345

Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	N/A

N/A – Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

94	Nuveen Investments

Statement of

Operations

Six Months Ended October 31, 2013 (Unaudited)

	New Jersey Investment Quality (NQJ)	New Jersey Premium Income (NNJ)	New Jersey Dividend Advantage (NXJ)	New Jersey Dividend Advantage 2 (NUJ)	New Jersey Municipal Value (NJV)
Investment Income	$10,577,923	$6,549,985	$3,308,494	$2,346,843	$614,610

Expenses
Management fees	1,381,262	849,492	454,142	318,017	76,857
Shareholder servicing agent fees and expenses	13,749	8,627	8,811	8,845	116
Interest expense and amortization of offering costs	133,111	82,704	591,100	429,727	5,305
Liquidity fees	676,060	415,100	73,332	—	—
Remarketing fees	73,753	45,284	8,000	—	—
Custodian fees and expenses	37,202	25,426	16,907	13,414	5,781
Directors/Trustees fees and expenses	6,490	3,952	2,050	1,428	354
Professional fees	65,226	59,046	4,246	14,220	10,519
Shareholder reporting expenses	9,616	8,942	11,251	19,873	6,410
Stock exchange listing fees	4,339	4,372	8,032	7,886	112
Other expenses	16,953	17,214	3,045	12,778	1,119

Total expenses	2,417,761	1,520,159	1,180,916	826,188	106,573

Net investment income (loss)	8,160,162	5,029,826	2,127,578	1,520,655	508,037

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(943,756)	(390,671)	(159,482)	22,770	(102,233)
Change in net unrealized appreciation (depreciation) of investments	(28,927,259)	(18,276,434)	(10,358,526)	(7,248,703)	(1,885,463)

Net realized and unrealized gain (loss)	(29,871,015)	(18,667,105)	(10,518,008)	(7,225,933)	(1,987,696)

Net increase (decrease) in net assets applicable to common shares from operations	$(21,710,853)	$(13,637,279)	$(8,390,430)	$(5,705,278)	$(1,479,659)

See accompanying notes to financial statements.

Nuveen Investments	95

Statement of Operations (Unaudited) (continued)

	Pennsylvania Investment Quality (NQP)	Pennsylvania Premium Income 2 (NPY)	Pennsylvania Dividend Advantage (NXM)	Pennsylvania Dividend Advantage 2 (NVY)	Pennsylvania Municipal Value (NPN)
Investment Income	$8,148,411	$8,033,656	$1,724,512	$1,913,385	$488,219

Expenses
Management fees	1,087,906	1,032,003	228,519	259,215	55,852
Shareholder servicing agent fees and expenses	14,373	12,151	8,820	8,736	87
Interest expense and amortization of offering costs	162,963	130,457	301,877	339,597	—
Liquidity fees	527,074	491,935	—	—	—
Remarketing fees	57,500	53,667	—	—	—
Custodian fees and expenses	32,473	30,670	11,346	12,198	4,427
Directors/Trustees fees and expenses	5,548	5,169	1,023	1,110	270
Professional fees	26,908	26,281	13,442	13,607	10,179
Shareholder reporting expenses	13,563	12,135	8,146	8,623	6,156
Stock exchange listing fees	4,328	4,328	7,800	7,827	86
Other expenses	14,663	13,862	3,515	3,581	665

Total expenses	1,947,299	1,812,658	584,488	654,494	77,722

Net investment income (loss)	6,201,112	6,220,998	1,140,024	1,258,891	410,497

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(297,717)	(479,966)	(217,859)	(236,691)	(82,132)
Change in net unrealized appreciation (depreciation) of investments	(28,411,164)	(24,205,835)	(5,102,047)	(5,719,651)	(1,264,617)

Net realized and unrealized gain (loss)	(28,708,881)	(24,685,801)	(5,319,906)	(5,956,342)	(1,346,749)

Net increase (decrease) in net assets applicable to common shares from operations	$(22,507,769)	$(18,464,803)	$(4,179,882)	$(4,697,451)	$(936,252)

See accompanying notes to financial statements.

96	Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	New Jersey Investment Quality (NQJ)		New Jersey Premium Income (NNJ)
	Six Months Ended 10/31/13	Year Ended 4/30/13	Six Months Ended 10/31/13	Year Ended 4/30/13
Operations
Net investment income (loss)	$8,160,162	$15,951,615	$5,029,826	$9,705,494
Net realized gain (loss) from investments	(943,756)	1,028,392	(390,671)	584,789
Change in net unrealized appreciation (depreciation) of investments	(28,927,259)	10,937,098	(18,276,434)	5,446,434

Net increase (decrease) in net assets applicable to common shares from operations	(21,710,853)	27,917,105	(13,637,279)	15,736,717

Distributions to Common Shareholders
From net investment income	(8,237,116)	(16,974,690)	(5,147,370)	(10,407,066)
From accumulated net realized gains	—	—	—	—

Decrease in net assets applicable to common shares from distributions to common shareholders	(8,237,116)	(16,974,690)	(5,147,370)	(10,407,066)

Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	575,768	—	659,462
Repurchased and retired	—	—	—	—

Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	575,768	—	659,462

Net increase (decrease) in net assets applicable to common shares	(29,947,969)	11,518,183	(18,784,649)	5,989,113
Net assets applicable to common shares at the beginning of period	324,599,729	313,081,546	196,989,176	191,000,063

Net assets applicable to common shares at the end of period	$294,651,760	$324,599,729	$178,204,527	$196,989,176

Undistributed (Over-distribution of) net investment income at the end of period	$3,226,646	$3,303,600	$2,283,999	$2,401,543

See accompanying notes to financial statements.

Nuveen Investments	97

Statement of Changes in Net Assets (Unaudited) (continued)

	New Jersey Dividend Advantage (NXJ)		New Jersey Dividend Advantage 2 (NUJ)		New Jersey Municipal Value (NJV)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/13	4/30/13	10/31/13	4/30/13	10/31/13	4/30/13
Operations
Net investment income (loss)	$2,127,578	$4,113,689	$1,520,655	$3,065,004	$508,037	$1,045,864
Net realized gain (loss) from investments	(159,482)	232,718	22,770	377,218	(102,233)	374,231
Change in net unrealized appreciation (depreciation) of investments	(10,358,526)	5,860,118	(7,248,703)	2,200,083	(1,885,463)	583,344

Net increase (decrease) in net assets applicable to common shares from operations	(8,390,430)	10,206,525	(5,705,278)	5,642,305	(1,479,659)	2,003,439

Distributions to Common Shareholders
From net investment income	(2,168,190)	(4,904,711)	(1,534,590)	(3,523,283)	(488,291)	(1,047,328)
From accumulated net realized gains	—	—	—	—	—	(395,298)

Decrease in net assets applicable to common shares from distributions to common shareholders	(2,168,190)	(4,904,711)	(1,534,590)	(3,523,283)	(488,291)	(1,442,626)

Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	12,510	—	48,492	—	56,345
Repurchased and retired	(31,324)	—	(14,748)	—	—	—

Net increase (decrease) in net assets applicable to common shares from capital share transactions	(31,324)	12,510	(14,748)	48,492	—	56,345

Net increase (decrease) in net assets applicable to common shares	(10,589,944)	5,314,324	(7,254,616)	2,167,514	(1,967,950)	617,158
Net assets applicable to common shares at the beginning of period	105,892,254	100,577,930	71,078,814	68,911,300	26,573,762	25,956,604

Net assets applicable to common shares at the end of period	$95,302,310	$105,892,254	$63,824,198	$71,078,814	$24,605,812	$26,573,762

Undistributed (Over-distribution of) net investment income at the end of period	$348,130	$388,742	$365,813	$379,748	$89,959	$70,213

See accompanying notes to financial statements.

98	Nuveen Investments

	Pennsylvania Investment Quality (NQP)		Pennsylvania Premium Income 2 (NPY)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	10/31/13	4/30/13	10/31/13	4/30/13
Operations
Net investment income (loss)	$6,201,112	$12,949,583	$6,220,998	$12,053,669
Net realized gain (loss) from investments	(297,717)	666,639	(479,966)	1,443,096
Change in net unrealized appreciation (depreciation) of investments	(28,411,164)	7,906,461	(24,205,835)	5,004,340

Net increase (decrease) in net assets applicable to common shares from operations	(22,507,769)	21,522,683	(18,464,803)	18,501,105

Distributions to Common Shareholders
From net investment income	(6,765,628)	(14,620,276)	(6,550,131)	(13,100,263)
From accumulated net realized gains	—	—	—	—

Decrease in net assets applicable to common shares from distributions to common shareholders	(6,765,628)	(14,620,276)	(6,550,131)	(13,100,263)

Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	355,820	—	—
Repurchased and retired	(112,017)	—	—	—

Net increase (decrease) in net assets applicable to common shares from capital share transactions	(112,017)	355,820	—	—

Net increase (decrease) in net assets applicable to common shares	(29,385,414)	7,258,227	(25,014,934)	5,400,842
Net assets applicable to common shares at the beginning of period	261,195,218	253,936,991	241,439,538	236,038,696

Net assets applicable to common shares at the end of period	$231,809,804	$261,195,218	$216,424,604	$241,439,538

Undistributed (Over-distribution of) net investment income at the end of period	$1,301,081	$1,865,597	$2,307,641	$2,636,774

See accompanying notes to financial statements.

Nuveen Investments	99

Statement of Changes in Net Assets (Unaudited) (continued)

	Pennsylvania Dividend Advantage (NXM)		Pennsylvania Dividend Advantage 2 (NVY)		Pennsylvania Municipal Value (NPN)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	10/31/13	4/30/13	10/31/13	4/30/13	10/31/13	4/30/13
Operations
Net investment income (loss)	$1,140,024	$2,248,575	$1,258,891	$2,641,181	$410,497	$830,900
Net realized gain (loss) from investments	(217,859)	263,532	(236,691)	244,365	(82,132)	67,438
Change in net unrealized appreciation (depreciation) of investments	(5,102,047)	1,540,508	(5,719,651)	1,732,860	(1,264,617)	385,887

Net increase (decrease) in net assets applicable to common shares from operations	(4,179,882)	4,052,615	(4,697,451)	4,618,406	(936,252)	1,284,225

Distributions to Common Shareholders
From net investment income	(1,185,681)	(2,589,487)	(1,386,130)	(3,187,858)	(387,754)	(775,508)
From accumulated net realized gains	—	(129,890)	—	(125,213)	—	(367,635)

Decrease in net assets applicable to common shares from distributions to common shareholders	(1,185,681)	(2,719,377)	(1,386,130)	(3,313,071)	(387,754)	(1,143,143)

Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	7,060	—	—
Repurchased and retired	(81,684)	—	(63,283)	—	—	—

Net increase (decrease) in net assets applicable to common shares from capital share transactions	(81,684)	—	(63,283)	7,060	—	—

Net increase (decrease) in net assets applicable to common shares	(5,447,247)	1,333,238	(6,146,864)	1,312,395	(1,324,006)	141,082
Net assets applicable to common shares at the beginning of period	52,623,109	51,289,871	57,890,992	56,578,597	20,089,351	19,948,269

Net assets applicable to common shares at the end of period	$47,175,862	$52,623,109	$51,744,128	$57,890,992	$18,765,345	$20,089,351

Undistributed (Over-distribution of) net investment income at the end of period	$151,092	$196,749	$35,553	$162,792	$99,458	$76,715

See accompanying notes to financial statements.

100	Nuveen Investments

Statement of

Cash Flows

Six Months Ended October 31, 2013 (Unaudited)

	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend
	Quality	Income	Advantage
	(NQJ)	(NNJ)	(NXJ)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(21,710,853)	$(13,637,279)	$(8,390,430)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(31,830,957)	(13,322,071)	(3,786,834)
Proceeds from sales and maturities of investments	30,406,263	12,478,681	4,429,264
Proceeds from (Purchases of) short-term investments, net	—	—	—
Amortization (Accretion) of premiums and discounts, net	295,096	109,456	(135,138)
(Increase) Decrease in:
Receivable for interest	(189,196)	(269,137)	(34,457)
Receivable for investments sold	4,079,544	1,742,063	294,764
Other assets	2,308	534	(34,650)
Increase (Decrease) in:
Payable for interest	—	—	(85,980)
Payable for investments purchased	(751,166)	(455,252)	(273,151)
Accrued management fees	(3,050)	(2,054)	(1,438)
Accrued Directors/Trustees fees	1,649	1,008	96
Accrued other expenses	(45,060)	(26,746)	(31,950)
Net realized (gain) loss from investments	943,756	390,671	159,482
Change in net unrealized (appreciation) depreciation of investments	28,927,259	18,276,434	10,358,526
Taxes paid on undistributed capital gains	—	(2)	(191)

Net cash provided by (used in) operating activities	10,125,593	5,286,306	2,467,913

Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(147,192)	(116,162)	80,735
Increase (Decrease) in:
Floating rate obligations	—	—	—
Payable for offering costs	(142,966)	(144,804)	116,848
MTP Shares, at liquidation value	—	—	(44,861,000)
VRDP Shares, at liquidation value	—	—	45,000,000
Cash distributions paid to common shareholders	(8,236,147)	(5,141,464)	(2,168,109)
Cost of common shares repurchased and retired	—	—	(31,324)

Net cash provided by (used in) financing activities	(8,526,305)	(5,402,430)	(1,862,850)

Net Increase (Decrease) in Cash	1,599,288	(116,124)	605,063
Cash at the beginning of period	597,501	1,414,836	91,594

Cash at the end of period	$2,196,789	$1,298,712	$696,657

Supplemental Disclosure of Cash Flow Information
	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend
	Quality	Income	Advantage
	(NQJ)	(NNJ)	(NXJ)
Cash paid for interest (excluding amortization of offering costs)	$120,303	$73,866	$466,269

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of Cash Flows (Unaudited) (continued)

	New Jersey	Pennsylvania	Pennsylvania
	Dividend	Investment	Premium
	Advantage 2	Quality	Income 2
	(NUJ)	(NQP)	(NPY)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(5,705,278)	$(22,507,769)	$(18,464,803)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(8,611,856)	(25,905,766)	(23,243,887)
Proceeds from sales and maturities of investments	7,508,992	23,161,368	27,525,001
Proceeds from (Purchases of) short-term investments, net	—	6,635,000	—
Amortization (Accretion) of premiums and discounts, net	69,070	459,059	214,106
(Increase) Decrease in:
Receivable for interest	(56,561)	272,546	154,786
Receivable for investments sold	1,172,102	(5,090,000)	(4,139,312)
Other assets	5,156	1,310	1,060
Increase (Decrease) in:
Payable for interest	(7)	—	—
Payable for investments purchased	(170,720)	221,624	1,661,830
Accrued management fees	(1,059)	(7,148)	(3,818)
Accrued Directors/Trustees fees	52	1,258	1,184
Accrued other expenses	(652)	(72,674)	(68,491)
Net realized (gain) loss from investments	(22,770)	297,717	479,966
Change in net unrealized (appreciation) depreciation of investments	7,248,703	28,411,164	24,205,835
Taxes paid on undistributed capital gains	(105)	(193)	(31)

Net cash provided by (used in) operating activities	1,435,067	5,877,496	8,323,426

Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	145,975	10,826	9,943
Increase (Decrease) in:
Floating rate obligations	—	—	(110,000)
Payable for offering costs	(66,748)	(35,467)	(35,454)
MTP Shares, at liquidation value	—	—	—
VRDP Shares, at liquidation value	—	—	—
Cash distributions paid to common shareholders	(1,534,517)	(6,772,755)	(6,551,317)
Cost of common shares repurchased and retired	(14,748)	(112,017)	—

Net cash provided by (used in) financing activities	(1,470,038)	(6,909,413)	(6,686,828)

Net Increase (Decrease) in Cash	(34,971)	(1,031,917)	1,636,598
Cash at the beginning of period	516,247	3,131,767	942,338

Cash at the end of period	$481,276	$2,099,850	$2,578,936

Supplemental Disclosure of Cash Flow Information
	New Jersey	Pennsylvania	Pennsylvania
	Dividend	Investment	Premium
	Advantage 2	Quality	Income 2
	(NUJ)	(NQP)	(NPY)
Cash paid for interest (excluding amortization of offering costs)	$350,507	$152,138	$120,514

See accompanying notes to financial statements.

102	Nuveen Investments

	Pennsylvania	Pennsylvania
	Dividend	Dividend
	Advantage	Advantage 2
	(NXM)	(NVY)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(4,179,882)	$(4,697,451)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(3,477,287)	(5,358,118)
Proceeds from sales and maturities of investments	3,503,800	4,446,511
Proceeds from (Purchases of) short-term investments, net	—	1,000,000
Amortization (Accretion) of premiums and discounts, net	44,419	90,518
(Increase) Decrease in:
Receivable for interest	21,489	(7,866)
Receivable for investments sold	(110,000)	(980,000)
Other assets	4,884	4,941
Increase (Decrease) in:
Payable for interest	(1)	(6)
Payable for investments purchased	452,494	(156,815)
Accrued management fees	(1,000)	(863)
Accrued Directors/Trustees fees	37	39
Accrued other expenses	(16,790)	(16,908)
Net realized (gain) loss from investments	217,859	236,691
Change in net unrealized (appreciation) depreciation of investments	5,102,047	5,719,651
Taxes paid on undistributed capital gains	(2,225)	(3,640)

Net cash provided by (used in) operating activities	1,559,844	276,684

Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	159,078	148,806
Increase (Decrease) in:
Floating rate obligations	(25,000)	(30,000)
Payable for offering costs	(101,217)	(86,623)
MTP Shares, at liquidation value	—	—
VRDP Shares, at liquidation value	—	—
Cash distributions paid to common shareholders	(1,185,855)	(1,385,829)
Cost of common shares repurchased and retired	(81,684)	(63,283)

Net cash provided by (used in) financing activities	(1,234,678)	(1,416,929)

Net Increase (Decrease) in Cash	325,166	(1,140,245)
Cash at the beginning of period	417,092	1,397,628

Cash at the end of period	$742,258	$257,383

Supplemental Disclosure of Cash Flow Information
	Pennsylvania	Pennsylvania
	Dividend	Dividend
	Advantage	Advantage 2
	(NXM)	(NVY)
Cash paid for interest (excluding amortization of offering costs)	$244,017	$277,419

See accompanying notes to financial statements.

Nuveen Investments	103

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders(a)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2014(f)	$15.84	$.40	$(1.46)	$—	$—	$(1.06)	$(.40)	$—	$(.40)	$—		$14.38	$12.99
2013	15.31	.77	.59	—	—	1.36	(.83)	—	(.83)	—		15.84	15.15
2012	13.69	.83	1.63	—	—	2.46	(.84)	—	(.84)	—		15.31	14.93
2011	14.44	.85	(.73)	(.01)	—	.11	(.83)	(.03)	(.86)	—		13.69	12.68
2010	13.00	.92	1.31	(.03)	—	2.20	(.76)	—	(.76)	—		14.44	13.56
2009	14.26	.91	(1.22)	(.18)	(.03)	(.52)	(.65)	(.09)	(.74)	—	*	13.00	11.37

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2014(f)	16.30	.42	(1.54)	—	—	(1.12)	(.43)	—	(.43)	—		14.75	13.30
2013	15.86	.80	.50	—	—	1.30	(.86)	—	(.86)	—		16.30	15.97
2012	14.22	.85	1.65	—	—	2.50	(.85)	(.01)	(.86)	—		15.86	15.48
2011	14.96	.86	(.76)	(.01)	—	.09	(.82)	(.01)	(.83)	—		14.22	13.44
2010	13.83	.90	1.02	(.03)	— *	1.89	(.74)	(.02)	(.76)	—		14.96	14.19
2009	14.64	.88	(.78)	(.17)	(.03)	(.10)	(.63)	(.08)	(.71)	—	*	13.83	11.96

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

104	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(6.54)%	(11.62)%	$294,652	1.61	%**	5.44	%**	7%
8.91	7.04	324,600	1.61		4.97		14
18.41	24.98	313,082	1.61		5.70		9
.67	(.46)	279,968	1.55		5.96		9
17.23	26.39	295,382	1.16		6.57		4
(3.41)	(7.10)	265,928	1.29		6.94		1

(6.76)	(14.11)	178,205	1.67	**	5.53	**	5
8.23	8.80	196,989	1.70		4.96		14
18.03	22.07	191,000	1.64		5.62		10
.57	.41	171,212	1.59		5.85		7
13.90	25.45	180,024	1.19		6.19		3
(.40)	(5.69)	166,428	1.28		6.44		1

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2014(f)	.59	%**
2013	.61
2012	.58
2011	.51
2010	—
2009	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2014(f)	.60	%**
2013	.67
2012	.58
2011	.51
2010	—
2009	—

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended October 31, 2013.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	105

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders(a)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2014(g)	$16.12	$.32	$(1.60)	$—	$—	$(1.28)	$(.33)	$—	$(.33)	$—	*	$14.51	$12.64
2013	15.31	.63	.93	—	—	1.56	(.75)	—	(.75)	—		16.12	14.94
2012	13.61	.71	1.83	—	—	2.54	(.83)	(.01)	(.84)	—		15.31	14.92
2011	14.51	.89	(.91)	(.03)	— *	(.05)	(.83)	(.02)	(.85)	—		13.61	12.67
2010	12.97	.91	1.42	(.03)	— *	2.30	(.75)	(.01)	(.76)	—		14.51	13.48
2009	14.26	.91	(1.27)	(.16)	(.03)	(.55)	(.66)	(.08)	(.74)	—	*	12.97	11.15

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2014(g)	15.70	.34	(1.60)	—	—	(1.26)	(.34)	—	(.34)	—	*	14.10	12.43
2013	15.23	.68	.57	—	—	1.25	(.78)	—	(.78)	—		15.70	15.28
2012	13.60	.77	1.73	—	—	2.50	(.86)	(.01)	(.87)	—		15.23	15.74
2011	14.47	.85	(.82)	(.01)	—	.02	(.85)	(.04)	(.89)	—		13.60	12.55
2010	12.93	.94	1.45	(.03)	(.01)	2.35	(.78)	(.03)	(.81)	—		14.47	14.68
2009	14.35	.95	(1.42)	(.17)	(.02)	(.66)	(.69)	(.07)	(.76)	—	*	12.93	11.46

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing New Jersey Dividend Advantage (NXJ) for any fees or expenses. As of March 31, 2012, the Adviser is no longer reimbursing New Jersey Dividend Advantage 2 (NUJ) for any fees or expenses.

106	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate(f)

(7.92)%	(13.21)%	$95,302	2.31	%***	4.49	%***	N/A	N/A	3%
10.29	5.04	105,892	2.37		3.91		N/A	N/A	17
19.09	25.08	100,578	2.52		4.82		N/A	N/A	15
(.38)	.11	89,399	1.34		6.16		1.27%	6.23%	6
18.03	28.17	95,300	1.18		6.35		1.04	6.49	4
(3.63)	(8.95)	85,230	1.29		6.74		1.06	6.98	—	**

(8.01)	(16.47)	63,824	2.54	***	4.68	***	N/A	N/A	8
8.35	1.99	71,079	2.42		4.35		N/A	N/A	27
18.82	33.35	68,911	2.59		5.22		2.52	5.30	9
.10	(8.75)	61,503	1.96		5.84		1.81	5.99	7
18.55	35.95	65,410	1.22		6.54		1.00	6.76	4
(4.36)	(9.75)	58,456	1.33		6.95		1.03	7.25	—	**

(d)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 –Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2014(g)	1.27	%***
2013	1.27
2012	1.41
2011	.15
2010	—
2009	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2014(g)	1.32	%***
2013	1.23
2012	1.33
2011	.79
2010	—
2009	—

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended October 31, 2013.
*	Rounds to less than $.01 per share.
**	Rounds to less than 1%.
***	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	107

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders(a)	Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Municipal Value (NJV)
Year Ended 4/30:
2014(g)	$16.98	$.32	$(1.27)	N/A	N/A	$(.95)	$(.31)	$—	$(.31)	$—		$—		$15.72	$14.05
2013	16.62	.67	.61	N/A	N/A	1.28	(.67)	(.25)	(.92)	—		—		16.98	16.02
2012	14.72	.75	1.91	N/A	N/A	2.66	(.76)	—	(.76)	—		—		16.62	16.34
2011	15.84	.82	(1.15)	N/A	N/A	(.33)	(.77)	(.02)	(.79)	—		—		14.72	13.81
2010	14.29	.70	1.55	N/A	N/A	2.25	(.70)	—	(.70)	—		—	*	15.84	15.21
2009(e)	14.33	(.01)	—	N/A	N/A	(.01)	—	—	—	—		(.03)		14.29	15.00

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2014(g)	16.21	.38	(1.77)	$—	$—	(1.39)	(.42)	—	(.42)	—	*	—		14.40	12.54
2013	15.78	.80	.54	—	—	1.34	(.91)	—	(.91)	—		—		16.21	15.24
2012	14.11	.90	1.70	—	—	2.60	(.93)	—	(.93)	—		—		15.78	15.67
2011	14.82	.93	(.73)	(.01)	—	.19	(.90)	—	(.90)	—		—		14.11	13.09
2010	13.53	.96	1.16	(.03)	—	2.09	(.80)	—	(.80)	—	*	—		14.82	13.64
2009	14.39	.96	(.94)	(.20)	—	(.18)	(.68)	—	(.68)	—	*	—		13.53	11.34

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

108	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(d)		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(5.58)%	(10.38)%	$24,606	.85	%**	4.04	%**	9%
7.86	3.58	26,574	.83		3.95		7
18.43	24.34	25,957	.85		4.76		20
(2.17)	(4.19)	22,981	.85		5.32		2
16.05	6.32	24,722	.82		4.63		5
(.24)	—	20,891	.64	**	(.64	)**	0

(8.45)	(15.03)	231,810	1.64	**	5.21	**	6
8.50	2.97	261,195	1.80		4.98		17
18.88	27.48	253,937	1.63		6.00		18
1.27	2.43	226,905	1.60		6.38		8
15.74	27.87	238,368	1.23		6.72		6
(1.01)	(7.99)	218,353	1.50		7.23		3

(c)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2014(g)	.04	%**
2013	.04
2012	.04
2011	.06
2010	.06
2009(e)	—

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2014(g)	.63	%**
2013	.72
2012	.61
2011	.55
2010	.07
2009	.19

(e)	For the period April 28, 2009 (commencement of operations) through April 30, 2009.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended October 31, 2013.
N/A	Fund is not authorized to issue ARPS.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	109

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders(a)	Total	From Net Investment Income to Common Share- holders	From Accum- ulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2014(g)	$15.48	$.40	$(1.58)	$—	$—	$(1.18)	$(.42)	$—	$(.42)	$—		$13.88	$12.21
2013	15.14	.77	.41	—	—	1.18	(.84)	—	(.84)	—		15.48	14.64
2012	13.52	.83	1.63	—	—	2.46	(.84)	—	(.84)	—		15.14	14.51
2011	14.11	.85	(.59)	(.01)	—	.25	(.84)	—	(.84)	—		13.52	12.29
2010	12.72	.91	1.28	(.03)	—	2.16	(.77)	—	(.77)	—	*	14.11	12.91
2009	13.74	.91	(1.12)	(.19)	—	(.40)	(.62)	—	(.62)	—	*	12.72	10.60

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2014(g)	15.84	.34	(1.59)	—	—	(1.25)	(.36)	—	(.36)	—	*	14.23	12.24
2013	15.44	.68	.54	—	—	1.22	(.78)	(.04)	(.82)	—		15.84	14.51
2012	14.00	.74	1.62	—	—	2.36	(.86)	(.06)	(.92)	—		15.44	14.42
2011	14.73	.85	(.65)	(.01)	—	.19	(.87)	(.05)	(.92)	—		14.00	12.85
2010	13.09	.96	1.55	(.03)	(.01)	2.47	(.79)	(.04)	(.83)	—	*	14.73	13.77
2009	14.47	.97	(1.47)	(.18)	—	(.68)	(.70)	—	(.70)	—	*	13.09	11.31

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Pennsylvania Dividend Advantage (NXM) for any fees or expenses.

110	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate(f)

(7.55)%	(13.79)%	$216,425	1.63	%**	5.60	%**	N/A	N/A	7%
7.86	6.68	241,440	1.79		5.00		N/A	N/A	16
18.63	25.53	236,039	1.59		5.75		N/A	N/A	8
1.75	1.48	210,839	1.56		6.13		N/A	N/A	8
17.35	29.70	220,113	1.21		6.67		N/A	N/A	5
(2.65)	(8.43)	198,739	1.35		7.28		N/A	N/A	6

(7.90)	(13.24)	47,176	2.41	**	4.71	**	N/A	N/A	5
8.02	6.23	52,623	2.39		4.28		N/A	N/A	14
17.37	19.96	51,290	2.55		4.98		N/A	N/A	20
1.23	(.27)	46,521	1.94		5.78		1.87%	5.85%	8
19.29	29.85	48,934	1.26		6.66		1.11	6.81	5
(4.57)	(11.67)	43,587	1.37		7.17		1.14	7.39	4

(d)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2014(g)	.61	%**
2013	.71
2012	.57
2011	.52
2010	.05
2009	.04

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2014(g)	1.25	%**
2013	1.19
2012	1.28
2011	.76
2010	.02
2009	—

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended October 31, 2013.
N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	111

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders(a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Share- holders(a)		Total	From Net Investment Income to Common Share- holders	From Accumulated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2014(h)	$15.53	$.34	$(1.59)	$—	$—		$(1.25)	$(.37)	$—	$(.37)	$—	*	$—		$13.91	$11.97
2013	15.18	.71	.53	—	—		1.24	(.86)	(.03)	(.89)	—		—		15.53	14.26
2012	14.08	.79	1.26	—	—		2.05	(.89)	(.06)	(.95)	—		—		15.18	14.90
2011	14.74	.89	(.60)	(.01)	—		.28	(.89)	(.05)	(.94)	—		—		14.08	13.00
2010	13.42	.97	1.27	(.02)	(.01)		2.21	(.82)	(.07)	(.89)	—		—		14.74	14.19
2009	14.49	.99	(1.17)	(.19)	—	*	(.37)	(.70)	— *	(.70)	—		—		13.42	11.45

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2014(h)	16.48	.34	(1.11)	N/A	N/A		(.77)	(.32)	—	(.32)	—		—		15.39	13.63
2013	16.36	.68	.38	N/A	N/A		1.06	(.64)	(.30)	(.94)	—		—		16.48	15.86
2012	14.79	.72	1.58	N/A	N/A		2.30	(.71)	(.02)	(.73)	—		—		16.36	15.38
2011	15.46	.79	(.70)	N/A	N/A		.09	(.76)	—	(.76)	—		—		14.79	13.96
2010	14.29	.70	1.19	N/A	N/A		1.89	(.72)	—	(.72)	—		—	*	15.46	15.43
2009(f)	14.33	(.01)	—	N/A	N/A		(.01)	—	—	—	—		(.03)		14.29	15.05

(a)	The amounts shown are based on common share equivalents.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2012, the Adviser is no longer reimbursing Pennsylvania Dividend Advantage 2 (NVY) for any fees and expenses.

112	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses(e)		Net Investment Income (Loss)		Expenses(e)	Net Investment Income (Loss)	Portfolio Turnover Rate(g)

(8.02)%	(13.51)%	$51,744	2.46	%**	4.74	%**	N/A	N/A	6%
8.31	1.49	57,891	2.41		4.57		N/A	N/A	25
15.01	22.71	56,579	2.54		5.30		2.47%	5.37%	11
1.89	(2.00)	52,470	1.88		5.94		1.74	6.08	7
16.80	32.47	54,920	1.30		6.61		1.08	6.83	5
(2.33)	(9.16)	49,993	1.37		7.07		1.06	7.38	4

(4.68)	(12.12)	18,765	.81	**	4.29	**	N/A	N/A	4
6.58	9.39	20,089	.81		4.11		N/A	N/A	7
15.89	15.68	19,948	.86		4.60		N/A	N/A	11
.59	(4.77)	18,029	.87		5.17		N/A	N/A	3
13.49	7.52	18,805	.82		4.68		N/A	N/A	5
(.31)	.33	15,816	.66	**	(.66	)**	N/A	N/A	0

(d)	Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.
(e)	The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2014(h)	1.28	%**
2013	1.21
2012	1.28
2011	.71
2010	.08
2009	.01

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2014(h)	—%
2013	—
2012	—
2011	—
2010	—
2009(f)	—

(f)	For the period April 28, 2009 (commencement of operations) through April 30, 2009.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the six months ended October 31, 2013.
N/A	Pennsylvania Municipal Value (NPN) is not authorized to issue ARPS and does not have a contractual reimbursement agreement with the Adviser. Pennsylvania Dividend Advantage 2 (NVY) no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2014(b)	$—	$—	$—	$—	$144,300	$304,194
2013	—	—	—	—	144,300	324,948
2012	—	—	—	—	144,300	316,966
2011	—	—	—	—	144,300	294,018
2010	143,450	76,478	—	—	—	—
2009	149,825	69,373	—	—	—	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2014(b)	—	—	—	—	88,600	301,134
2013	—	—	—	—	88,600	322,335
2012	—	—	—	—	88,600	315,576
2011	—	—	—	—	88,600	293,242
2010	87,875	76,216	—	—	—	—
2009	91,600	70,422	—	—	—	—

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2014(b)	—	—	—	—	45,000	311,783
2013	—	—	44,861	33.60	—	—
2012	—	—	44,861	32.42	—	—
2011	—	—	44,861	29.93	—	—
2010	43,925	79,240	—	—	—	—
2009	47,025	70,311	—	—	—	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2014(b)	—	—	35,050	28.21	—	—
2013	—	—	35,050	30.28	—	—
2012	—	—	35,050	29.66	—	—
2011	—	—	35,050	27.55	—	—
2010	31,225	77,370	—	—	—	—
2009	32,600	69,828	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014(b)	2013	2012	2011
New Jersey Dividend Advantage (NXJ)
Series 2014 (NXJ PRACL)
Ending Market Value per Share	$—	$10.02	$10.08	$9.94
Average Market Value per Share	—	10.09	10.07	9.95	^

New Jersey Dividend Advantage 2 (NUJ)
Series 2015 (NUJ PRC)
Ending Market Value per Share	10.01	10.04	10.04	9.62
Average Market Value per Share	10.02	10.05	9.91	9.65	^^

(b)	For the six months ended October 31, 2013.
^	For the period March 24, 2011 (first issuance date of shares) through April 30, 2011.
^^	For the period October 1, 2010 (first issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

114	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2014(b)	$—	$—	$—	$—	$112,500	$306,053
2013	—	—	—	—	112,500	332,174
2012	—	—	—	—	112,500	325,722
2011	—	—	—	—	112,500	301,693
2010	111,750	78,326	—	—	—	—
2009	111,750	73,849	—	—	—	—

Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2014(b)	—	—	—	—	105,000	306,119
2013	—	—	—	—	105,000	329,942
2012	—	—	—	—	100,000	336,039
2011	—	—	—	—	100,000	310,839
2010	99,275	80,430	—	—	—	—
2009	99,275	75,047	—	—	—	—

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2014(b)	—	—	23,190	30.34	—	—
2013	—	—	23,190	32.69	—	—
2012	—	—	23,190	32.12	—	—
2011	—	—	23,190	30.06	—	—
2010	22,500	79,372	—	—	—	—
2009	22,500	73,430	—	—	—	—

Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2014(b)	—	—	24,550	31.08	—	—
2013	—	—	24,550	33.58	—	—
2012	—	—	24,550	33.05	—	—
2011	—	—	24,550	31.37	—	—
2010	23,000	84,696	—	—	—	—
2009	23,000	79,340	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014(b)	2013	2012	2011
Pennsylvania Dividend Advantage (NXM)
Series 2015 (NXM PRC)
Ending Market Value per Share	$10.02	$10.05	$10.07	$9.65
Average Market Value per Share	10.03	10.05	9.95	9.75	Ω

Pennsylvania Dividend Advantage 2 (NVY)
Series 2015 (NVY PRC)
Ending Market Value per Share	10.05	10.03	10.01	9.75
Average Market Value per Share	10.03	10.05	9.96	9.68	ΩΩ

(b)	For the six months ended October 31, 2013.
Ω	For the period October 4, 2010 (first issuance date of shares) through April 30, 2011.
ΩΩ	For the period October 27, 2010 (first issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

Nuveen Investments	115

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (“New Jersey Investment Quality (NQJ)”)

•	Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (“New Jersey Premium Income (NNJ)”)

•	Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) (“New Jersey Dividend Advantage (NXJ)”)

•	Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ) (“New Jersey Dividend Advantage 2 (NUJ)”)

•	Nuveen New Jersey Municipal Value Fund (NJV) (“New Jersey Municipal Value (NJV)”)

•	Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (“Pennsylvania Investment Quality (NQP)”)

•	Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (“Pennsylvania Premium Income 2 (NPY)”)

•	Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM) (“Pennsylvania Dividend Advantage (NXM)”)

•	Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) (“Pennsylvania Dividend Advantage 2 (NVY)”)

•	Nuveen Pennsylvania Municipal Value Fund (NPN) (“Pennsylvania Municipal Value (NPN)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY), are traded on the NYSE while common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN) are traded on the NYSE MKT. New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ) were incorporated under the state laws of Minnesota on December 20, 1990 and August 19, 1992, respectively. New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN) were organized as Massachusetts business trusts on June 1, 1999, April 19, 2001, January 26, 2009, December 20, 1990, February 9,1993, June 1, 1999, April 19, 2001 and January 26, 2009, respectively.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC, (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Approved Fund Reorganizations

On May 22, 2013, the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain of the Pennsylvania Funds included in this report. On November 20, 2013 (subsequent to the close of this reporting period), the Funds’ Board of Directors/Trustees approved a series of reorganizations for certain of the New Jersey Funds included in this report. Each reorganization is intended to create one, larger-state fund, which would potentially offer shareholders the following benefits:

•	Lower fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger funds potentially make it easier for investors to buy and sell fund shares;

116	Nuveen Investments

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
Pennsylvania Premium Income 2 (NPY)	Pennsylvania Investment Quality (NQP)
Pennsylvania Dividend Advantage (NXM)
Pennsylvania Dividend Advantage 2 (NVY)
New Jersey Investment Quality (NQJ)	New Jersey Dividend Advantage (NXJ)
New Jersey Premium Income (NNJ)
New Jersey Dividend Advantage 2 (NUJ)p

On December 17, 2013 (subsequent to the close of this reporting period), the reorganizations for the Pennsylvania Funds were approved by shareholders. Subject to the satisfaction of certain customary closing conditions, the reorganizations are expected to close prior to the opening of the NYSE on January 13, 2014. The reorganizations for the New Jersey Funds are subject to customary conditions, including shareholder approval at annual shareholder meetings in mid-2014.

Upon the closing of the reorganizations, an Acquired Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Each Acquired Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Acquired Fund become shareholders of the Acquiring Fund. Holders of common shares will receive newly issued common shares of their Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares are sold on the open market and shareholders receive cash in lieu of such fractional shares. Holders of preferred shares of each Acquired Fund will receive on a one-for-one basis newly issued preferred shares of their Acquiring Fund, in exchange for preferred shares of the Acquired Fund held immediately prior to the reorganization.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of October 31, 2013, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income 2	Advantage	Advantage 2	Value
	(NQP)	(NPY)	(NXM)	(NVY)	(NPN)
Outstanding when-issued/delayed delivery purchase commitments	$601,138	$527,828	$151,506	$224,816	$73,310

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	117

Notes to Financial Statements (Unaudited) (continued)

Auction Rate Preferred Shares

Each Fund except New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares

The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated par value per share. Each Fund’s MTP Shares are issued in one Series and trade on the NYSE MKT. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

On September 9, 2013, New Jersey Dividend Advantage (NXJ) redeemed all series of the Fund’s 2014 MTP Shares, at their $10.00 liquidation value per share plus dividend amounts owed. The Fund used the proceeds from its August 29, 2013 issuance of 450 Series 1 Variable Rate Demand Preferred Shares to qualified buyers in a private offering pursuant to Rule 144A of the securities Act of 1933 to redeem its 2014 MTP Shares.

As of October 31, 2013, the details of each Fund’s MTP Shares are as follows:

	Series	NYSE MKT Ticker	Shares Outstanding	Shares Outstanding at $10 Per Share Liquidation Value	Annual Interest Rate
New Jersey Dividend Advantage 2 (NUJ)	2015	NUJ PRC	3,505,000	$35,050,000	2.00%
Pennsylvania Dividend Advantage (NXM)	2015	NXM PRC	2,319,000	$23,190,000	2.10%
Pennsylvania Dividend Advantage 2 (NVY)	2015	NVY PRC	2,455,000	$24,550,000	2.15%

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE MKT ticker symbol are as follows:

	Series	NYSE MKT Ticker	Term Redemption Date	Optional Redemption Date	Premium Expiration Date
New Jersey Dividend Advantage 2 (NUJ)	2015	NUJ PRC	November 1, 2015	November 1, 2011	October 31, 2012
Pennsylvania Dividend Advantage (NXM)	2015	NXM PRC	November 1, 2015	November 1, 2011	October 31, 2012
Pennsylvania Dividend Advantage 2 (NVY)	2015	NVY PRC	November 1, 2015	November 1, 2011	October 31, 2012

The average liquidation value of MTP Shares outstanding for each Fund during the six months ended October 31, 2013, were as follows:

	New Jersey	Pennsylvania	Pennsylvania
	Dividend	Dividend	Dividend
	Advantage 2	Advantage	Advantage 2
	(NUJ)	(NXM)	(NVY)
Average liquidation value of MTP Shares outstanding	$35,050,000	$23,190,000	$24,550,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In conjunction with New Jersey Dividend Advantage’s (NXJ) redemption of MTP Shares, the remaining deferred offering costs of $112,854 were fully expensed during the current fiscal period, as the redemption was deemed an extinguishment of debt.

Variable Rate Demand Preferred Shares

The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. The Funds issued their VRDP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

118	Nuveen Investments

During the fiscal year ended April 30, 2013, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) exchanged all 1,443, 886, 1,125 and 1,000 shares of their outstanding Series 1 VRDP for 1,443, 886, 1,125 and 1,000 shares of Series 2 VRDP, respectively. Concurrent with these exchanges, Pennsylvania Premium Income 2 (NPY) issued an additional 50 Series 2 VRDP Shares through a privately negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. The Funds completed their exchange offers in which they refinanced their existing VRDP Shares with new VRDP Shares with a maturity date of April 1, 2043 for New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ) and December 1, 2042 for Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY).

During the current period, New Jersey Dividend Advantage (NXJ) issued 450 Series 1 VRDP Shares through a private negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

As of October 31, 2013, the details for each Fund’s series VRDP Shares outstanding are as follows:

	Series	Shares Outstanding	Shares Outstanding at $100,000 Per Share Liquidation Value	Maturity
New Jersey Investment Quality (NQJ)	2	1,443	$144,300,000	April 1, 2043
New Jersey Premium Income (NNJ)	2	886	$88,600,000	April 1, 2043
New Jersey Dividend Advantage (NXJ)	1	450	$45,000,000	August 3, 2043
Pennsylvania Investment Quality (NQP)	2	1,125	$112,500,000	December 1, 2042
Pennsylvania Premium Income 2 (NPY)	2	1,050	$105,000,000	December 1, 2042

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the six months ended October 31, 2013, were as follows:

	New Jersey	New Jersey	New Jersey	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Investment	Premium
	Quality	Income	Advantage	Quality	Income 2
	(NQJ)	(NNJ)	(NXJ)	(NQP)	(NPY)
Average liquidation value of VRDP Shares outstanding	$144,300,000	$88,600,000	$45,000,000	$112,500,000	$101,808,219
Annualized dividend rate	0.17%	0.17%	0.17%	0.19%	0.19%

For financial reporting purposes only, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. New Jersey Dividend Advantage (NXJ) incurred $205,000 of offering costs in conjunction with its shares issued during the six months ended October 31, 2013. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

New Jersey Investment Quality’s (NQJ), New Jersey Premium Income’s (NNJ), Pennsylvania Investment Quality’s (NQP) and Pennsylvania Premium Income 2’s (NPY) exchange of VRDP Shares was deemed a modification of debt. Offering costs of $260,000, $260,000, $385,000 and $385,000 were

Nuveen Investments	119

Notes to Financial Statements (Unaudited) (continued)

incurred with New Jersey Investment Quality’s (NQJ), New Jersey Premium Income’s (NNJ), Pennsylvania Investment Quality’s (NQP) and Pennsylvania Premium Income 2’s (NPY) issuance of Series 2 VRDP Shares, respectively, which were fully expensed during the fiscal year ended April 30, 2013.

Common Shares Equity Shelf Programs and Offering Costs

New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ) have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through its equity shelf program (“Shelf Offering”).

Under the Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s net asset value (“NAV”) per common share.

Authorized common shares, common shares issued and offering proceeds, net of offering costs under each Fund’s Shelf Offering for the six months ended October 31, 2013 and the fiscal year ended April 30, 2013 were as follows:

	New Jersey			New Jersey
	Investment Quality (NQJ)			Premium Income (NNJ)
	Six Months Ended 10/31/13		Year Ended 4/30/13	Six Months Ended 10/31/13		Year Ended 4/30/13
Authorized common shares	2,000,000	*	—	1,200,000	*	—
Common shares issued	—		—	—		—
Offering proceeds, net of offering costs	—		—	—		—

*	Shelf offering declared effective by the SEC during the current reporting period.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred charges are recognized over the period such additional shares are sold by reducing the proceeds from the Shelf Offering. These deferred charges are not to exceed the one-year life of the Shelf Offering period and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs in connection with the Funds’ Shelf Offerings are recorded as a reduction from the proceeds of the Shelf Offerings and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

Indemnifications

Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2013, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds and other fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

120	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New Jersey Investment Quality (NQJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$430,430,802	$—	$430,430,802

New Jersey Premium Income (NNJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$261,680,615	$—	$261,680,615

New Jersey Dividend Advantage (NXJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$137,971,011	$—	$137,971,011

New Jersey Dividend Advantage 2 (NUJ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$96,930,095	$—	$96,930,095

New Jersey Municipal Value (NJV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$24,823,974	$—	$24,823,974

Pennsylvania Investment Quality (NQP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$360,389,213	$—	$360,389,213

Pennsylvania Premium Income 2 (NPY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$318,857,907	$—	$318,857,907

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

Nuveen Investments	121

Notes to Financial Statements (Unaudited) (continued)

Pennsylvania Dividend Advantage (NXM)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$69,124,233	$—	$69,124,233

Pennsylvania Dividend Advantage 2 (NVY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$78,331,663	$—	$78,331,663

Pennsylvania Municipal Value (NPN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$18,225,910	$—	$18,225,910

*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of

122	Nuveen Investments

Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the six months ended October 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income	Advantage	Advantage 2	Value
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NJV)
Maximum exposure to Recourse Trusts	$31,120,000	$19,890,000	$9,535,000	$7,175,000	$600,000

	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income 2	Advantage	Advantage 2	Value
	(NQP)	(NPY)	(NXM)	(NVY)	(NPN)
Maximum exposure to Recourse Trusts	$2,155,000	$9,165,000	$1,695,000	$2,060,000	$540,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended October 31, 2013, were as follows:

	New Jersey	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Municipal	Investment	Premium	Dividend	Dividend
	Value	Quality	Income 2	Advantage	Advantage 2
	(NJV)	(NQP)	(NPY)	(NXM)	(NVY)
Average floating rate obligations outstanding	$1,500,000	$25,810,000	$7,516,168	$146,277	$3,813,179
Average annual interest rate and fees	0.70%	0.36%	0.59%	0.71%	0.70%

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the six months ended October 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Nuveen Investments	123

Notes to Financial Statements (Unaudited) (continued)

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	New Jersey		New Jersey		New Jersey
	Investment Quality (NQJ)		Premium Income (NNJ)		Dividend Advantage (NXJ)
	Six Months Ended 10/31/13	Year Ended 4/30/13	Six Months Ended 10/31/13	Year Ended 4/30/13	Six Months Ended 10/31/13	Year Ended 4/30/13
Common Shares:
Issued to shareholders due to reinvestment of distributions	—	36,613	—	40,586	—	776
Repurchased and retired	—	—	—	—	(2,500)	—
Weighted average common share:
Price per share repurchased and retired	—	—	—	—	$12.51	—
Discount per share repurchased and retired	—	—	—	—	13.13%	—

	New Jersey		New Jersey
	Dividend Advantage 2 (NUJ)		Municipal Value (NJV)
	Six Months Ended 10/31/13	Year Ended 4/30/13	Six Months Ended 10/31/13	Year Ended 4/30/13
Common Shares:
Issued to shareholders due to reinvestment of distributions	—	3,072	—	3,325
Repurchased and retired	(1,200)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$12.27	—	—	—
Discount per share repurchased and retired	12.36%	—	—	—

	Pennsylvania Investment Quality (NQP)		Pennsylvania Premium Income 2 (NPY)		Pennsylvania Dividend Advantage (NXM)
	Six Months Ended 10/31/13	Year Ended 4/30/13	Six Months Ended 10/31/13	Year Ended 4/30/13	Six Months Ended 10/31/13	Year Ended 4/30/13
Common Shares:
Issued to shareholders due to reinvestment of distributions	—	22,021	—	—	—	—
Repurchased and retired	(9,100)	—	—	—	(6,700)	—
Weighted average common share:
Price per share repurchased and retired	$12.29	—	—	—	$12.17	—
Discount per share repurchased and retired	13.48%	—	—	—	13.81%	—

124	Nuveen Investments

	Pennsylvania		Pennsylvania
	Dividend Advantage 2 (NVY)		Municipal Value (NPN)
	Six Months Ended 10/31/13	Year Ended 4/30/13	Six Months Ended 10/31/13	Year Ended 4/30/13
Common Shares:
Issued to shareholders due to reinvestment of distributions	—	446	—	—
Repurchased and retired	(5,335)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$11.84	—	—	—
Discount per share repurchased and retired	13.90%	—	—	—

Preferred Shares

With the exception of New Jersey Dividend Advantage (NXJ), the Funds with MTP Shares issued and outstanding did not have any transactions in MTP Shares during the six months ended October 31, 2013. The Funds did not have any transactions in MTP Shares during the fiscal year ended April 30, 2013.

Transactions in MTP Shares for New Jersey Dividend Advantage (NXJ) were as follows:

	Six Months Ended 10/31/13
	Series	NYSE MKT Ticker	Shares	Amount
New Jersey Dividend Advantage (NXJ)
MTP Shares redeemed	2014	NXJ PRACL	(4,486,100)	$(44,861,000)

With the exception of New Jersey Dividend Advantage (NXJ), the Funds with VRDP Shares issued and outstanding did not have any transactions in VRDP Shares during the six months ended October 31, 2013. New Jersey Dividend Advantage (NXJ) did not have any transactions in MTP Shares during the fiscal year ended April 30, 2013.

Transactions in VRDP Shares were as follows:

	Year Ended 4/30/13
	Series	Shares	Amount
New Jersey Investment Quality (NQJ)
VRDP Shares issued	2	1,443	$144,300,000
VRDP Shares exchanged	1	(1,443)	(144,300,000)

Net increase (decrease)		—	$—

	Year Ended 4/30/13
	Series	Shares	Amount
New Jersey Premium Income (NNJ)
VRDP Shares issued	2	886	$88,600,000
VRDP Shares exchanged	1	(886)	(88,600,000)

Net increase (decrease)		—	$—

	Six Months Ended 10/31/13
	Series	Shares	Amount
New Jersey Dividend Advantage (NXJ)

VRDP Shares issued	1	450	$45,000,000

	Year Ended 4/30/13
	Series	Shares	Amount
Pennsylvania Investment Quality (NQP)
VRDP Shares issued	2	1,125	$112,500,000
VRDP Shares exchanged	1	(1,125)	(112,500,000)

Net increase (decrease)		—	$—

Nuveen Investments	125

Notes to Financial Statements (Unaudited) (continued)

	Year Ended 4/30/13
	Series	Shares	Amount
Pennsylvania Premium Income 2 (NPY)
VRDP Shares issued	2	1,050	$105,000,000
VRDP Shares exchanged	1	(1,000)	(100,000,000)

Net increase (decrease)		50	$5,000,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended October 31, 2013, were as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income	Advantage	Advantage 2	Value
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NJV)
Purchases	$31,830,957	$13,322,071	$3,786,834	$8,611,856	$2,452,447
Sales and maturities	30,406,263	12,478,681	4,429,264	7,508,992	2,331,590

	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income 2	Advantage	Advantage 2	Value
	(NQP)	(NPY)	(NXM)	(NVY)	(NPN)
Purchases	$25,905,766	$23,243,887	$3,477,287	$5,358,118	$736,863
Sales and maturities	23,161,368	27,525,001	3,503,800	4,446,511	953,798

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income	Advantage	Advantage 2	Value
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NJV)
Cost of investments	$425,404,731	$256,758,053	$134,748,000	$96,942,932	$21,278,285

Gross unrealized:
Appreciation	$16,421,884	$11,632,396	$7,028,827	$3,186,655	$2,259,336
Depreciation	(11,395,813)	(6,709,834)	(3,805,816)	(3,199,492)	(213,647)

Net unrealized appreciation (depreciation) of investments	$5,026,071	$4,922,562	$3,223,011	$(12,837)	$2,045,689

126	Nuveen Investments

	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income 2	Advantage	Advantage 2	Value
	(NQP)	(NPY)	(NXM)	(NVY)	(NPN)
Cost of investments	$331,588,860	$307,448,252	$68,512,319	$75,014,742	$16,838,992

Gross unrealized:
Appreciation	$11,457,029	$14,529,188	$2,134,378	$2,227,103	$1,516,782
Depreciation	(8,466,698)	(10,564,646)	(1,652,458)	(2,705,114)	(129,864)

Net unrealized appreciation (depreciation) of investments	$2,990,331	$3,964,542	$481,920	$(478,011)	$1,386,918

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of April 30, 2013, the Funds’ last tax year end, as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income	Advantage	Advantage 2	Value
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NJV)
Paid-in-surplus	$(287,183)	$(279,771)	$(309,231)	$(170,076)	$(201)
Undistributed (Over-distribution of) net investment income	282,523	276,089	302,771	150,080	(1)
Accumulated net realized gain (loss)	4,660	3,682	6,460	19,996	202

	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income 2	Advantage	Advantage 2	Value
	(NQP)	(NPY)	(NXM)	(NVY)	(NPN)
Paid-in-surplus	$(407,434)	$(404,708)	$(111,996)	$(134,930)	$1,838
Undistributed (Over-distribution of) net investment income	407,360	404,291	131,960	137,598	$(2,194)
Accumulated net realized gain (loss)	74	417	(19,964)	(2,668)	356

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of April 30, 2013, the Funds’ last tax year end, were as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income	Advantage	Advantage 2	Value
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NJV)
Undistributed net tax-exempt income[1]	$4,220,287	$2,805,773	$726,130	$592,957	$45,769
Undistributed net ordinary income[2]	—	—	—	—	15,923
Undistributed net long-term capital gains	—	—	—	—	303,326

	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income 2	Advantage	Advantage 2	Value
	(NQP)	(NPY)	(NXM)	(NVY)	(NPN)
Undistributed net tax-exempt income[1]	$2,806,377	$3,184,839	$325,615	$321,680	$24,346
Undistributed net ordinary income[2]	56,602	8,800	26,558	23,511	6,493
Undistributed net long-term capital gains	—	—	18,899	49,693	43,240

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2013, paid on May 1, 2013.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

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Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2013, was designated for purposes of the dividends paid deduction as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income	Advantage	Advantage 2	Value
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NJV)
Distributions from net tax-exempt income	$17,424,455	$10,662,777	$6,030,169	$4,289,294	$1,031,516
Distributions from net ordinary income[2]	11,201	55	1,584	2,689	25,009
Distributions from net long-term capital gains	—	—	—	—	395,298

	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Municipal
	Quality	Income 2	Advantage	Advantage 2	Value
	(NQP)	(NPY)	(NXM)	(NVY)	(NPN)
Distributions from net tax-exempt income	$15,057,384	$13,380,053	$3,109,697	$3,762,240	$775,508
Distributions from net ordinary income[2]	—	—	—	—	—
Distributions from net long-term capital gains	—	—	129,890	125,213	367,635

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of April 30, 2013, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	New Jersey	New Jersey	New Jersey	New Jersey	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Investment	Premium
	Quality	Income	Advantage	Advantage 2	Quality	Income 2
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NQP)	(NPY)
Expiration:
April 30, 2017	$—	$—	$—	$—	$13,518	$2,167,149
Not subject to expiration:
Short-term losses	—	1,268	—	—	—	—
Long-term losses	1,316,047	554,853	725,722	270,569	—	—

Total	$1,316,047	$556,121	$725,722	$270,569	$13,518	$2,167,149

During the Funds’ last tax year ended April 30, 2013, the following Funds utilized capital loss carryforwards as follows:

	New Jersey	New Jersey	New Jersey	New Jersey	Pennsylvania	Pennsylvania
	Investment	Premium	Dividend	Dividend	Investment	Premium
	Quality	Income	Advantage	Advantage 2	Quality	Income 2
	(NQJ)	(NNJ)	(NXJ)	(NUJ)	(NQP)	(NPY)
Utilized capital loss carryforwards	$1,047,754	$589,739	$238,640	$397,214	$426,636	$248,369

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

	New Jersey	Pennsylvania
	Investment	Premium
	Quality	Income 2
	(NQJ)	(NPY)
Post-October capital losses[1]	$14,702	$34,987
Late-year ordinary losses[2]	—	—

[1]	Capital losses incurred from November 1, 2012 through April 30, 2013, the Funds’ last tax year end.
[2]	Ordinary losses incurred from January 1, 2013 through April 30, 2013, and specified losses incurred from November 1, 2012 through April 30, 2013.

128	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Average Daily Managed Assets*	New Jersey Investment Quality (NQJ) New Jersey Premium Income (NNJ) Pennsylvania Investment Quality (NQP) Pennsylvania Premium Income 2 (NPY) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Average Daily Managed Assets*	New Jersey Dividend Advantage (NXJ) New Jersey Dividend Advantage 2 (NUJ) Pennsylvania Dividend Advantage (NXM) Pennsylvania Dividend Advantage 2 (NVY) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

Average Daily Managed Assets*	New Jersey Municipal Value (NJV) Pennsylvania Municipal Value (NPN) Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

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Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

130	Nuveen Investments

Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

132	Nuveen Investments

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Funds which did not exist for part of the foregoing time frame). In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the Nuveen New Jersey Dividend Advantage Municipal Fund (the “NJ Dividend Advantage Fund”), the Nuveen New Jersey Dividend Advantage Municipal Fund 2 (the “NJ Dividend Advantage Fund 2”), the Nuveen Jersey Investment Quality Municipal Fund, Inc. (the “NJ Investment Quality Fund”), the Nuveen New Jersey Premium Income Municipal Fund, Inc. (the “NJ Premium Income Fund”), the Nuveen Pennsylvania Investment Quality Municipal Fund

134	Nuveen Investments

(the “Pennsylvania Investment Quality Fund”), the Nuveen Pennsylvania Dividend Advantage Municipal Fund (the “Pennsylvania Dividend Advantage Fund”), the Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (the “Pennsylvania Dividend Advantage Fund 2”) and the Nuveen Pennsylvania Premium Income Municipal Fund 2 (the “Pennsylvania Premium Income Fund 2”)) as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the Nuveen New Jersey Municipal Value Fund (the “NJ Municipal Value Fund”) and the Nuveen Pennsylvania Municipal Value Fund (the “Pennsylvania Municipal Value Fund”)) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members observed that the Pennsylvania Investment Quality Fund demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and that such Fund also outperformed its benchmark for the one-, three- and five-year periods. In addition, the Independent Board Members observed that the NJ Dividend Advantage Fund, the NJ Investment Quality Fund, the Pennsylvania Dividend Advantage Fund and the Pennsylvania Dividend Advantage Fund 2 had satisfactory performance in comparison to peers, performing in the second or third quartile over various periods and that such Funds also outperformed their respective benchmarks for the one-, three- and five-year periods. They observed that the Pennsylvania Premium Income Fund 2 also had satisfactory performance in comparison to peers, and that although such Fund was in the fourth quartile for the one-year period, it was in the second quartile for the three- and five-year periods and outperformed its benchmark for the one-, three- and five-year periods. The Independent Board Members noted that NJ Dividend Advantage Fund 2 and the NJ Premium Income Fund appeared to lag their peers over various periods, with the NJ Dividend Advantage Fund 2 performing in the fourth quartile over the one-year period, the second quartile over the three-year period and the third quartile over the five-year period, and the NJ Premium Income Fund performing in the fourth quartile over the one-year period and the third quartile over the three- and five-year periods; however, as indicated above, the Performance Peer Groups of these Funds, although still classified as somewhat relevant, had significant differences from such Funds limiting the usefulness of the peer comparisons and, in addition, such Funds outperformed their respective benchmarks over the one-, three- and five-year periods. In considering the performance data for the Pennsylvania Municipal Value Fund and the NJ Municipal Value Fund, given that, as noted above, the Performance Peer Group of each such Fund was classified as irrelevant, thereby limiting the usefulness of the peer comparison data, the Board also considered such Funds’ performance compared to their respective benchmarks. In this regard, the Independent Board Members noted that the Pennsylvania Municipal Value Fund and the NJ Municipal Value Fund outperformed their respective benchmarks over the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Funds other than the NJ Dividend Advantage Fund 2 and the Pennsylvania Dividend Advantage Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below or in line with their respective peer averages. The Independent Board Members observed that the NJ Dividend Advantage Fund 2 and the Pennsylvania Dividend Advantage Fund each had a net expense ratio that was slightly higher than its respective peer average, but a net management fee that was in line with its respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services

136	Nuveen Investments

involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of

Nuveen Investments	137

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that

138	Nuveen Investments

the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	139

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

140	Nuveen Investments

Glossary of Terms Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (See Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Lipper New Jersey Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Nuveen Investments	141

Glossary of Terms Used in this Report (continued)

■	Lipper Pennsylvania Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

142	Nuveen Investments

Additional Fund Information

Board of Directors/Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NQJ	NNJ	NXJ	NUJ	NJV	NQP	NPY	NXM	NVY	NPN
Common shares repurchased	—	—	2,500	1,200	—	9,100	—	6,700	5,335	—

Nuveen Investments	143

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com	ESA-A-1013D

144

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows: “Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,”

C-1

“suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.”

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,000,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 90% of any operational failure claims and the Fund would be liable for 10% of any such claims) and $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)(a)	Declaration of Trust of Registrant, dated June 1, 1999.(1)

(1)(b)	Certificate of Amendment to Declaration of Trust of Registrant, dated March 1, 2010.(2)

(2)	By-Laws of Registrant, Amended and Restated as of November 18, 2009.(1)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement, dated November 13, 2007.(1)

(6)(b)	Renewal of Investment Management Agreement, dated July 31, 2008.(1)

(6)(c)	Renewal of Investment Management Agreement, dated May 28, 2009.(1)

C-2

(6)(d)	Renewal of Investment Management Agreement, dated May 26, 2010.(2)

(6)(e)	Renewal of Investment Management Agreement, dated May 25, 2011, is filed herewith.

(6)(f)	Renewal of Investment Management Agreement, dated May 23, 2012, is filed herewith.

(6)(g)	Renewal of Investment Management Agreement, dated July 29, 2013, is filed herewith.

(6)(h)	Investment Sub-Advisory Agreement, dated December 31, 2010.(2)

(6)(i)	Notice of Continuance of Investment Sub-Advisory Agreement, dated August 1, 2012, is filed herewith.

(6)(j)	Notice of Continuance of Investment Sub-Advisory Agreement, dated August 1, 2013, is filed herewith.

(7)(a)	Form of Underwriting Agreement.(2)

(7)(b)	Form of Morgan Stanley Standard Dealer Agreement.(2)

(7)(c)	Form of Nuveen Master Selected Dealer Agreement.(2)

(7)(d)	Form of Morgan Stanley Master Agreement Among Underwriters.(2)

(7)(e)	Form of Dealer Agreement.(2)

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Investment Companies and State Street Bank and Trust Company, dated February 25, 2005.(1)

(9)(b)	Appendix A to Custodian Agreement, updated as of May 9, 2013.

(10)	Not applicable.

(11)	Opinion and Consent of Counsel.(3)

(12)(a)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus.(3)

(12)(b)	Form of Opinion and Consent of Sidley Austin LLP supporting the tax matters discussed in the Joint Proxy Statement/Prospectus.(3)

(13)(a)	Transfer Agency and Service Agreement, dated September 24, 2009.(1)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated June 10, 2013.

(14)	Consent of Independent Auditor is filed herewith.

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(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy.(3)

(1)	Filed on March 1, 2010 with Registrant’s Registration Statement on Form N-2 (File No. 333-165125) and incorporated by reference herein.
(2)	Filed on March 17, 2011 with Registrant’s Amended Registration Statement on Form N-2 (File No. 333-165125) and incorporated by reference herein.
(3)	To be filed by amendment.

Item 17. Undertakings.

(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)        The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Joint Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago and the State of Illinois, on the 26th day of February, 2014.

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		February 26, 2014

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		February 26, 2014

William J. Schneider*	Chairman of the Board and Trustee	)
)
William Adams IV*	Trustee	)
)
Robert P. Bremner*	Trustee	)
)
Jack B. Evans*	Trustee	)	By: /s/ Mark L. Winget Mark L. Winget Attorney-in-Fact February 26, 2014
)
William C. Hunter*	Trustee	)
)
David J. Kundert*	Trustee	)
)
John K. Nelson*	Trustee	)
)
Thomas S. Schreier, Jr.*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Virginia L. Stringer*	Trustee	)
)
Terence J. Toth*	Trustee	)

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

6(e)	Renewal of Investment Management Agreement, dated May 25, 2011.

6(f)	Renewal of Investment Management Agreement, dated May 23, 2012.

6(g)	Renewal of Investment Management Agreement, dated July 29, 2013.

6(i)	Notice of Continuance of Investment Sub-Advisory Agreement, dated August 1, 2012.

6(j)	Notice of Continuance of Investment Sub-Advisory Agreement, dated August 1, 2013.

9(b)	Appendix A to Custodian Agreement, updated as of May 9, 2013.

13(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, dated June 10, 2013.

14	Consent of Independent Auditor.

16	Powers of Attorney.